As filed with the Securities and Exchange Commission on January 26, 2024
Registration No. 811-01136
Registration No. 002-19458

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 286	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 286	☒
(Check appropriate box or boxes)
GUGGENHEIM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
702 KING FARM BOULEVARD, SUITE 200, ROCKVILLE, MARYLAND 20850
(Address of Principal Executive Offices/Zip Code)
Registrant’s Telephone Number, including area code:

(301) 296-5100
Amy J. Lee, Vice President and Chief Legal Officer 702 King Farm Boulevard Suite 200 Rockville, MD 20850	Julien Bourgeois James V. Catano Dechert LLP 1900 K Street, NW Washington, DC 20006
(Name and address of Agent for Service)
Approximate date of proposed public offering: Effective Date of this Post-Effective Amendment
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on January 31, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Front Cover

Mutual Funds	|	Equity	|	1.31.2024
Guggenheim Funds Prospectus
Class A, Class C, Institutional Class, and Class P
Ticker Symbol				Fund Name
Class A	Class C	Institutional Class	Class P
SAOAX	SAOCX	SAOIX	SAOSX	Guggenheim Alpha Opportunity Fund
SECIX	SEGIX	GILCX	SEGPX	Guggenheim Large Cap Value Fund
GUMAX	GUMCX	GUMNX	GUMPX	Guggenheim Market Neutral Real Estate Fund
GURAX	GURCX	GURIX	GURPX	Guggenheim Risk Managed Real Estate Fund
SSUAX	SSVCX	SSUIX	SSUPX	Guggenheim Small Cap Value Fund
SEVAX	SEVSX	SVUIX	SEVPX	Guggenheim SMid Cap Value Fund
SECEX	SFECX	GILIX	SFEPX	Guggenheim StylePlus—Large Core Fund
SECUX	SUFCX	GIUIX	SEUPX	Guggenheim StylePlus—Mid Growth Fund
SEQAX	SFGCX	SEWIX	SEQPX	Guggenheim World Equity Income Fund
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
460602600-0124x0125	guggenheiminvestments.com

FUND SUMMARIES

Guggenheim Alpha Opportunity Fund

INVESTMENT OBJECTIVE
The Guggenheim Alpha Opportunity Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.79%	0.87%	0.66%	0.72%
Total Annual Fund Operating Expenses	1.94%	2.77%	1.56%	1.87%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.20%	-0.27%	-0.07%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.74%	2.50%	1.49%	1.74%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.76%, Class C-2.51%, Institutional Class-1.51%, and Class P-1.76%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
PROSPECTUS | 1

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$643	$1,037	$1,455	$2,616
Class C	$353	$834	$1,440	$3,080
Institutional	$152	$486	$843	$1,851
Class P	$177	$575	$999	$2,180
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$253	$834	$1,440	$3,080
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 309% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).
The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risk factors generally and risks specific to the companies in which the Fund invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related investments that maintain long positions in instruments that provide exposure to risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short instruments that provide exposure to risk factors that the Investment Manager considers to be overvalued by the equity markets. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced. These guidelines contain risk controls that seek to: limit industry and sector concentration; promote portfolio issuer diversification; and avoid making portfolio investments contrary to the Investment Manager’s macroeconomic views. “Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.
The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements (which include, but are not limited to, total return swap agreements). The Investment Manager intends to maintain a low overall net exposure (the
2 | PROSPECTUS

difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short to seek to maintain low correlation to traditional equity markets, lower than market volatility and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.
The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company and/or to obtain or replicate market exposure depending on market conditions. The Fund will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility through, among other instruments, exchange-traded funds (“ETFs”) and closed-end funds. The use of derivatives may create a leveraging effect on the Fund which, under current regulatory requirements, will force the Fund to take offsetting positions or earmark or segregate assets to be used as collateral. The Fund actively trades its investments, which can result in significant fluctuations in the Fund's portfolio turnover rate.
While the Fund anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income instruments, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its
PROSPECTUS | 3

obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing
4 | PROSPECTUS

company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that a large investor, including certain other investment companies, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund's performance or liquidity may be adversely affected as the Fund tends to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
PROSPECTUS | 5

Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
6 | PROSPECTUS

Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. The information also shows how the Fund’s performance compares with the returns of a Morningstar category average consistent with the Fund’s investment strategy. This category average, the Morningstar Long/Short Equity Category Average, is the average return of funds Morningstar places in the long/short category based on their portfolio statistics and compositions over the past three years. Long-short portfolios generally hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. At least 75% of the assets of funds in this category are comprised of equity securities or derivatives. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
Important Note: Effective January 28, 2015, significant changes to the Fund’s principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Fund’s performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued by the Fund, and is not indicative of the Fund’s future performance.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2021	9.82%
Lowest Quarter	March 31, 2020	-8.45%
PROSPECTUS | 7

Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	7/7/2003
Return Before Taxes		3.63%	1.18%	1.79%
Return After Taxes on Distributions		3.37%	0.83%	1.30%
Return After Taxes on Distributions and Sale of Fund Shares		2.15%	0.75%	1.18%
Class C—Before Taxes	7/7/2003	7.00%	1.37%	1.51%
Institutional Class—Before Taxes	11/7/2008	9.12%	2.46%	2.65%
Class P—Before Taxes	5/1/2015	8.80%	2.18%	1.58%[1]
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		5.05%	1.89%	1.26%[2]
Morningstar Long/Short Equity Category Average (reflects no deduction for fees, expenses or taxes)		9.28%	5.29%	3.25%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index and category average is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Samir Sanghani	Since 2015	Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2015	Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
8 | PROSPECTUS

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 9

Guggenheim Large Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Large Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.57%	0.63%	0.56%	0.80%
Total Annual Fund Operating Expenses	1.47%	2.28%	1.21%	1.70%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.35%	-0.41%	-0.34%	-0.58%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.12%	1.87%	0.87%	1.12%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.15%, Class C-1.90%, Institutional Class-0.90%, and Class P-1.15%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
10 | PROSPECTUS

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$584	$885	$1,208	$2,120
Class C	$290	$673	$1,183	$2,584
Institutional	$89	$350	$632	$1,436
Class P	$114	$479	$869	$1,960
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$190	$673	$1,183	$2,584
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000® Value Index. Although a universal definition of large market capitalization companies does not exist, the Fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index, which is an unmanaged index measuring the performance of the large cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower expected growth values. As of December 31, 2023, the Russell 1000® Value Index consisted of securities of companies with market capitalizations that ranged from approximately $270.2 million to $773.4 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, or to increase returns. The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
PROSPECTUS | 11

The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of sectors or industries.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
12 | PROSPECTUS

Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
PROSPECTUS | 13

Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, real estate investment trusts (“REITs”) are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P
14 | PROSPECTUS

shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	18.64%
Lowest Quarter	March 31, 2020	-27.95%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	8/7/1944
Return Before Taxes		3.67%	10.10%	7.68%
Return After Taxes on Distributions		0.67%	7.67%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares		3.74%	7.46%	5.53%
Class C—Before Taxes	1/29/1999	7.05%	10.34%	7.39%
Institutional Class—Before Taxes	6/7/2013	9.09%	11.45%	8.47%
Class P—Before Taxes	5/1/2015	8.84%	11.18%	8.28%[1]
Index
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		11.46%	10.91%	8.40%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
PROSPECTUS | 15

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
James P. Schier	Since 2015	Senior Managing Director and Portfolio Manager
David G. Toussaint	Since 2017	Managing Director and Portfolio Manager
Chris Phalen	Since 2023	Managing Director and Portfolio Manager
Gregg Strohkorb	Since 2015	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2018	Director and Portfolio Manager

*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
16 | PROSPECTUS

Guggenheim Market Neutral Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Market Neutral Real Estate Fund (the “Fund”) seeks to provide capital appreciation, while limiting exposure to general stock market risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.85%	0.56%	0.52%	0.59%
Interest Expenses	0.01%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.84%	0.55%	0.51%	0.58%
Total Annual Fund Operating Expenses	2.20%	2.66%	1.62%	1.94%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.57%	-0.28%	-0.24%	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.63%	2.38%	1.38%	1.63%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.65%, Class C-2.40%, Institutional Class-1.40% and Class P-1.65%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
PROSPECTUS | 17

2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$633	$1,078	$1,549	$2,846
Class C	$341	$800	$1,385	$2,972
Institutional	$141	$488	$859	$1,902
Class P	$166	$579	$1,018	$2,239
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$800	$1,385	$2,972
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will employ a fundamental long-short real estate strategy that seeks to neutralize exposure to general stock market risk and volatility by taking both long and short positions in real estate investments. The Fund’s investment approach seeks to provide positive returns that are neutral with regard to other major asset classes and volatility, but the Fund’s returns may be negative during certain periods.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving long and short exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential, or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, and American Depositary Receipts (“ADRs”). The Fund may also invest in exchange-traded notes (“ETNs”) giving exposure to real estate markets. The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party
18 | PROSPECTUS

with the intention to sell it later at a market price. The Fund will usually obtain exposure to short positions by entering into derivative instruments. Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate.
The Investment Manager will make investment decisions based primarily on a relative value fundamental framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets over time based on macroeconomic, industry-specific, and other factors. The Fund pursues a pair-trading strategy commonly referred to as “market neutral” because it is intended to maintain long and short positions that offset one another. As a result, the Fund’s net market exposure will normally approximate zero. The Fund’s long-short strategy is designed to reduce the Fund’s overall exposure to general stock market movements and produce returns that are uncorrelated to other major asset classes. The Fund may reinvest the proceeds of its short sales by taking additional long positions.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives. The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund's short exposure and may also be used to hedge the Fund’s portfolio, to maintain long exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.
A significant portion of the Fund’s assets will be held in cash or cash equivalents including, among other things, shares of money market funds. These cash or cash equivalent holdings may include proceeds from the Fund's short sales and may serve as collateral for the positions the Fund takes and also to earn income for the Fund.
The Fund may also invest a substantial portion of its assets, including proceeds of its short sales, in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities, such as high yield, high risk debt securities (also known as “junk bonds”), asset-backed securities and commercial paper. Such investments will expose the Fund to the risks of these asset categories, such as credit and interest rate risk.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Cash and Cash Equivalents Risk—When a significant  portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
PROSPECTUS | 19

Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally
20 | PROSPECTUS

represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
The Fund’s investments in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities expose the Fund to credit and interest rate risk. In addition, these investments expose the Fund to the risks associated with asset-backed securities, collateralized loan and debt obligations, commercial paper and high yield and unrated securities.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
There is no guarantee that the Fund will be able to neutralize or limit exposure to general stock market risk. The Fund’s use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund’s short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to
PROSPECTUS | 21

economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Real Estate Investments Risk—The Fund invests  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
22 | PROSPECTUS

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2020	11.63%
Lowest Quarter	June 30, 2020	-4.81%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Class A	2/26/2016
Return Before Taxes		-1.90%	1.64%	2.06%
Return After Taxes on Distributions		-2.82%	1.21%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares		-1.13%	1.13%	1.45%
Class C—Before Taxes	2/26/2016	1.20%	1.85%	1.91%
Institutional Class—Before Taxes	2/26/2016	3.21%	2.88%	2.92%
Class P—Before Taxes	2/26/2016	2.99%	2.62%	2.64%
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		5.05%	1.89%	1.59%[1]
1
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
PROSPECTUS | 23

Name*	Experience with the Fund	Primary Title with Investment Manager
Michael S. Chong	Since 2021	Managing Director and Portfolio Manager
Samir Sanghani	Since 2021	Managing Director and Portfolio Manager
*
Primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
24 | PROSPECTUS

Guggenheim Risk Managed Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Risk Managed Real Estate Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.72%	0.61%	0.59%	0.73%
Short Sales Dividend and Interest Expense	0.39%	0.39%	0.39%	0.39%
Remaining Other Expenses	0.33%	0.22%	0.20%	0.34%
Total Annual Fund Operating Expenses	1.72%	2.36%	1.34%	1.73%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.06%	-0.04%	-0.05%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.66%	2.32%	1.29%	1.66%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.10%, and Class P-1.30%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
PROSPECTUS | 25

2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$636	$986	$1,359	$2,404
Class C	$335	$733	$1,257	$2,693
Institutional	$131	$420	$729	$1,608
Class P	$169	$538	$932	$2,035
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$235	$733	$1,257	$2,693
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments by combining a traditional long-only REIT strategy sleeve and a market-neutral long/short strategy sleeve.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and American Depositary Receipts (“ADRs”). The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will
26 | PROSPECTUS

depreciate. The Investment Manager will make investment decisions based primarily on a fundamental relative value framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations monthly between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, the Investment Manager expects the Fund’s net exposure over time will be long biased. The Fund may reinvest the proceeds of its short sales by taking additional long positions, or it may use leverage to maintain long positions in excess of 100% of net assets.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.
While the Fund will principally invest in securities listed, traded or dealt in the United States, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
PROSPECTUS | 27

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject
28 | PROSPECTUS

to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to risks common to foreign securities as well as fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active
PROSPECTUS | 29

and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Real Estate Investments Risk—The Fund invests in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically
30 | PROSPECTUS

unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	16.06%
Lowest Quarter	June 30, 2022	-15.66%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Class A	3/28/2014
Return Before Taxes		7.24%	7.94%	8.13%
Return After Taxes on Distributions		5.97%	5.94%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares		4.23%	5.54%	5.44%
Class C—Before Taxes	3/28/2014	10.83%	8.18%	7.85%
Institutional Class—Before Taxes	3/28/2014	13.00%	9.32%	8.99%
Class P—Before Taxes	5/1/2015	12.55%	8.95%	7.01%
Index
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)		13.73%	7.39%	6.88%[1]
1
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
PROSPECTUS | 31

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Michael S. Chong	Since 2021	Managing Director and Portfolio Manager
Samir Sanghani	Since 2021	Managing Director and Portfolio Manager
*
Primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
32 | PROSPECTUS

Guggenheim Small Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	2.43%	2.51%	2.42%	2.68%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.44%	4.27%	3.18%	3.69%
Fee Waiver (and/or expense reimbursement)[1],[2]	-2.16%	-2.24%	-2.15%	-2.41%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.28%	2.03%	1.03%	1.28%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”) has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.05%, and Class P-1.30%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
PROSPECTUS | 33

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$599	$1,290	$2,002	$3,881
Class C	$306	$1,092	$1,991	$4,296
Institutional	$105	$778	$1,476	$3,336
Class P	$130	$906	$1,702	$3,785
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$206	$1,092	$1,991	$4,296
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000® Value Index. Although a universal definition of small-capitalization companies does not exist, the Fund generally defines small-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, which is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2023, the Russell 2000® Value Index consisted of securities of companies with market capitalizations that ranged from approximately $16.8 million to $8.3 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular
34 | PROSPECTUS

sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of sectors or industries.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of
PROSPECTUS | 35

derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
36 | PROSPECTUS

Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, real estate investment trusts (“REITs”) are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
PROSPECTUS | 37

Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	25.80%
Lowest Quarter	March 31, 2020	-33.06%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	7/11/2008
Return Before Taxes		5.36%	9.16%	4.86%
Return After Taxes on Distributions		3.22%	8.12%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares		4.26%	7.00%	3.27%
Class C—Before Taxes	7/11/2008	8.79%	9.41%	4.58%
Institutional Class—Before Taxes	7/11/2008	10.87%	10.50%	5.63%
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	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class P—Before Taxes	5/1/2015	10.58%	10.25%	6.38%[1]
Index
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)		14.65%	10.00%	6.76%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
James P. Schier	Since inception (2008)	Senior Managing Director and Portfolio Manager
David G. Toussaint	Since 2017	Managing Director and Portfolio Manager
Chris Phalen	Since 2023	Managing Director and Portfolio Manager
Gregg Strohkorb	Since 2015	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2018	Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
PROSPECTUS | 39

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
40 | PROSPECTUS

Guggenheim SMid Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim SMid Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.20%	0.35%	0.23%	0.27%
Total Annual Fund Operating Expenses	1.20%	2.10%	0.98%	1.27%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.05%	-0.08%	-0.04%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.15%	2.02%	0.94%	1.24%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.05% and Class P-1.30%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$587	$833	$1,099	$1,856
Class C	$305	$650	$1,122	$2,425
Institutional	$96	$308	$538	$1,198
Class P	$126	$400	$694	$1,531
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$205	$650	$1,122	$2,425
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of small- and mid-capitalization (i.e., SMid-capitalization) companies does not exist, the Fund generally defines SMid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2023, the Russell 2500® Value Index consisted of securities of companies with market capitalizations that ranged from approximately $16.8 million to $22.3 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular
42 | PROSPECTUS

sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of sectors or industries.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of
PROSPECTUS | 43

derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
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Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, real estate investment trusts (“REITs”) are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions,
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government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class and Class P shares compared to those of a broad measure of market performance. .
On January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (formerly, the Guggenheim Mid Cap Value Institutional Fund), which also was an investment company registered under the Investment Company Act of 1940 and pursued the same investment objective and principal investment strategies as the Fund and was managed in the same manner, reorganized with and into Institutional Class shares of the Fund. The Fund has adopted the Guggenheim SMid Cap Value Institutional Fund's performance history with respect to its Institutional Class shares. Accordingly, the performance of the Institutional Class shares of the Fund shown below is the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns shown below for the Guggenheim SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund and could have been lower had such an adjustment been made.
As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	23.94%
Lowest Quarter	March 31, 2020	-31.42%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	5/1/1997
Return Before Taxes		4.12%	10.64%	6.77%
Return After Taxes on Distributions		3.69%	9.53%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares		2.67%	8.18%	4.72%
Class C—Before Taxes	1/29/1999	7.33%	10.79%	6.44%
Institutional Class—Before Taxes	7/11/2008	9.57%	12.07%	7.65%
Class P—Before Taxes	5/1/2015	9.22%	11.64%	8.28%[1]
Index
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)		15.98%	10.79%	7.42%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
James P. Schier	Since inception (1997)	Senior Managing Director and Portfolio Manager
David G. Toussaint	Since 2017	Managing Director and Portfolio Manager
Chris Phalen	Since 2023	Managing Director and Portfolio Manager
Gregg Strohkorb	Since 2015	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2018	Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
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The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim StylePlus—Large Core Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Large Core Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.48%	0.57%	0.52%	0.64%
Interest Expenses	0.26%	0.23%	0.28%	0.24%
Remaining Other Expenses	0.22%	0.34%	0.24%	0.40%
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.61%	2.45%	1.40%	1.77%
Fee Waiver (and/or expense reimbursement)[1]	-0.04%	-0.04%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.57%	2.41%	1.36%	1.72%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$627	$955	$1,306	$2,292
Class C	$344	$760	$1,302	$2,783
Institutional	$138	$439	$762	$1,676
Class P	$175	$552	$955	$2,080
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$244	$760	$1,302	$2,783
The above Example reflects applicable contractual fee waiver arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the S&P 500® Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2023, the Index consisted of securities of companies with market capitalizations that ranged from approximately $6.5 billion to $3 trillion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including, but not limited to, total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that the Investment Manager believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations
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among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities (“Guggenheim short-term funds”). These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity and valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in
PROSPECTUS | 51

addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
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Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, Guggenheim short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer
54 | PROSPECTUS

a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund (or an underlying fund) thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular
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industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	22.58%
Lowest Quarter	March 31, 2020	-21.95%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	9/10/1962
Return Before Taxes		20.72%	13.22%	10.73%
Return After Taxes on Distributions		19.51%	10.40%	7.24%
Return After Taxes on Distributions and Sale of Fund Shares		12.26%	9.90%	7.36%
Class C—Before Taxes	1/29/1999	24.57%	13.30%	10.26%
Institutional Class—Before Taxes	3/1/2012	27.08%	14.58%	11.56%
Class P—Before Taxes	5/1/2015	26.59%	14.19%	10.71%[1]
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		26.29%	15.69%	12.03%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
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Name*	Experience with the Fund	Primary Title with Investment Manager
Qi Yan	Since 2016	Managing Director and Portfolio Manager
Adam J. Bloch	Since 2018	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2013	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim StylePlus—Mid Growth Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Mid Growth Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.66%	0.74%	0.74%	0.97%
Interest Expenses	0.25%	0.24%	0.26%	0.20%
Remaining Other Expenses	0.41%	0.50%	0.48%	0.77%
Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.76%	2.59%	1.59%	2.07%
Fee Waiver (and/or expense reimbursement)[1]	-0.01%	-0.01%	0.00%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.75%	2.58%	1.59%	2.06%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$644	$1,002	$1,383	$2,449
Class C	$361	$805	$1,374	$2,924
Institutional	$162	$502	$866	$1,889
Class P	$209	$648	$1,113	$2,399
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$261	$805	$1,374	$2,924
The above Example reflects applicable contractual fee waiver arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the Russell Midcap® Growth Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2023, the Index consisted of securities of companies with market capitalizations that ranged from approximately $669.6 million to $73.3 billion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including but not limited to total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that the Investment Manager believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations
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among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities (“Guggenheim short-term funds”). These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity and valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in
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addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
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Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
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Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments(directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, Guggenheim short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer
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a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund (or an underlying fund) thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced
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to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	31.82%
Lowest Quarter	March 31, 2020	-23.81%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	9/17/1969
Return Before Taxes		20.39%	11.54%	9.13%
Return After Taxes on Distributions		19.27%	8.40%	5.77%
Return After Taxes on Distributions and Sale of Fund Shares		12.07%	8.59%	6.27%
Class C—Before Taxes	1/29/1999	24.25%	11.63%	8.71%
Institutional Class—Before Taxes	3/1/2012	26.71%	12.78%	9.79%
Class P—Before Taxes	5/1/2015	25.99%	12.41%	8.84%[1]
Index
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)		25.87%	13.81%	10.57%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
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Name*	Experience with the Fund	Primary Title with Investment Manager
Qi Yan	Since 2016	Managing Director and Portfolio Manager
Adam J. Bloch	Since 2018	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2013	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim World Equity Income Fund

INVESTMENT OBJECTIVE
The Guggenheim World Equity Income Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 184 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 118 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.55%	0.55%	0.54%	0.79%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.24%	1.74%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.31%	-0.31%	-0.30%	-0.55%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.19%	1.94%	0.94%	1.19%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.22%, Class C-1.97%, Institutional Class-0.97%, and Class P-1.22%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$591	$898	$1,227	$2,155
Class C	$297	$674	$1,177	$2,561
Institutional	$96	$364	$652	$1,474
Class P	$121	$494	$892	$2,006
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$197	$674	$1,177	$2,561
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.
While the Fund tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants and rights. The Fund invests in securities denominated in a wide variety of currencies.
The Fund may invest in a variety of investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers.
Typically, although the Fund does not usually hold a significant portion of its assets in derivatives, the Fund invests in derivatives, which may consist of forwards, options, swaps and futures contracts (some of these instruments may be traded in the over-the-counter market) in order to maintain exposure to the securities and currency markets at times when it is unable to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Fund may seek to reduce the Fund's foreign currency exposure associated with its foreign investments by engaging in transactions and
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derivatives designed to hedge against adverse movements in foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, and options. At times, the Fund engages in extensive foreign currency hedging transactions.
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), will actively manage the Fund’s portfolio while utilizing quantitative analysis to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that collectively have the ability to provide dividend yields in excess of the Fund’s benchmark, the MSCI World Index (Net) (“MSCI Index”) and typically a lower historic volatility. In selecting investments, the Investment Manager will consider the dividend yield potential of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization, among other factors or security characteristics. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries globally, the Fund may also invest in securities that are not included in the MSCI Index. The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.
The Fund may invest in a limited number of sectors or industries, including the technology, consumer staples and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Capitalization Securities Risk—The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or
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perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund's foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage and liquidity risks.
Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to
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lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Geographic Focus Risk. Because the Fund, from time to time, focuses its investments in different geographic regions, the Fund’s performance may be particularly susceptible to adverse social, political, natural and man-made catastrophic and economic conditions or events within such regions. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
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Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	16.67%
Lowest Quarter	March 31, 2020	-23.39%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	10/1/1993
Return Before Taxes		6.73%	8.58%	6.04%
Return After Taxes on Distributions		5.90%	5.90%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares		3.96%	5.64%	3.96%
Class C—Before Taxes	1/29/1999	10.24%	8.82%	5.76%
Institutional Class—Before Taxes	5/2/2011	12.34%	9.94%	6.84%
Class P—Before Taxes	5/1/2015	12.07%	9.64%	6.70%[1]
Index
MSCI World Index (Net)[2] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)		23.79%	12.80%	8.60%[3]
1
Performance reflects return since inception of Class P shares.
2
The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.
3
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
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MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Farhan Sharaff	Since 2013	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Evan Einstein	Since 2017	Managing Director and Portfolio Manager
Douglas Makin	Since 2020	Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. For purposes of such an 80% policy, derivatives usually will be based on their notional value and the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund will count the absolute value of securities sold short. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”) (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
The Guggenheim World Equity Income Fund will determine the country of an issuer of a security based on: (a) the issuer’s domicile or location of headquarters; (b) where the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed or where it has at least 50% of its assets; (c) the principal trading market for the security; (d) the currency in which the security is denominated; or (e) the classification of the country of an issuer by a third-party index provider. Investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other clients for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
Each Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” Unless otherwise indicated, in determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities.
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Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendment could cause some Funds to change their names or investment policies and make other operational adjustments. Implementation of any such change, which would need to be made prior to December 2025, could adversely impact a Fund’s operations and investment strategies. To this point, the impact of the rule amendments is still uncertain and under assessment.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities and other assets. A high turnover rate may increase transaction costs, including brokerage commissions, dealer markups and other transaction costs on the sale of the assets and on reinvestment in other assets, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund and adversely affect a Fund's performance.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore a Fund's investments and a shareholder’s investment in a Fund may be particularly subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed Securities Risk—The Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
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Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed-security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of a Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance. Other regulatory, legislative or governmental actions may also adversely impact investments in asset-backed securities.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which a Fund invests, with such risks primarily associated with the particular assets
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collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national
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economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly
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(or earlier) or slower (or later) than expected, each of which may adversely affect a Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect a Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Capitalization Securities Risk—A Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, a Fund may be subject to the risk that the pre-dominate capitalization range represented in a Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. A Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Cash and Cash Equivalents Risk — When all or a portion of a Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and a Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly, such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, a Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, a Fund’s investment in CLO securities will provide it with indirect exposure to the underlying commercial or other loans; this indirect investment structure presents certain risks to a Fund. For example, a Fund’s interest in CLO securities may be less liquid than the commercial loans held by a CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by a Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to the other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the
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highest potential yield relative to the other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet a Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, a Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). A Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; (vi) and poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose a Fund to risks similar to fixed income securities and also will expose a Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which a Fund invests, with certain classes or tranches being subject to heightened risks.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default. A Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
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Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund are subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Correlation Risk—A number of factors may affect the ability to track an underlying investment, such as an index, through a management strategy or a derivative instrument or an underlying fund. Factors may include, for example, derivatives contracts costs or underlying fund fees and expenses. There can be no guarantee that an investment will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving the objective pursued by an investment. A number of factors may adversely affect correlation with the underlying investment, including fees, expenses, transaction costs, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being forced to liquidate a position at an inappropriate time.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to a Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
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A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to a Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality, and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
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The loans and debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If a Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, a Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to a Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on a Fund of fluctuations in the value of currencies may be magnified. To the extent a Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.
A Fund may engage in transactions and derivatives designed to reduce the Fund's exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions.
Depositary Receipt Risk—A Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. A Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADSs are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in a Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of a Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. Depositary receipts are generally subject to the same risks as the foreign
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securities that they evidence or into which they may be converted. A Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of a Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes a Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for a Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes a Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which a Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts can be used to reduce a Fund’s exposure to changes in the value of the currency it will deliver, to shift exposure to foreign currency fluctuations from one currency to another or to increase a Fund’s exposure to changes in the value of the currency that it will receive for the duration of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Also, there have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the
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currency increases. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. A Fund engaging in forward foreign currency exchange contracts will be subject to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund. Such transactions may be physically-settled or cash-settled. In addition, forward foreign currency exchange contracts are frequently short in duration but may be entered into for longer times. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index, interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options are also used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio
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securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to a Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Funds to place certain trades. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of a Fund.
Dividend-Paying Stock Risk—A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer's ability to declare and pay dividends, which would affect the Fund's performance and ability to generate income.
Emerging Markets Risk—A Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund's investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
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To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, a Fund's investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Exchange-Traded Notes Risk—Certain Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed-income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. A Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will typically give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived by a Fund from ETNs for U.S. federal income tax purposes may be affected by future legislation.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, a Fund’s investment may sharply decrease in value and the Fund’s income from the investment may
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quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, a Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
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Geographic Focus Risk—Asia—Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Asia, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Asia. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. As a result, the Fund’s performance may be more volatile than the performance of, and an investment in the Fund may be riskier than, a more geographically diversified fund.
Geographic Focus Risk- Australia- Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Australia, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy and, in turn, the Fund’s investments in Australian issuers particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Asian countries and other regions or specific countries may affect the value of the Fund’s investments in Australian issuers. Australia is also particularly prone to natural disasters such as floods, droughts and fires, and the Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Geographic Focus Risk—Canada—Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Canada, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Canada. Because Canada’s economy depends heavily on several major trading partners (including the U.S., China, and other European countries) and on certain industries (including service, manufacturing, natural resources, and energy), the Canadian economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Canadian Dollar, and macroeconomic events disrupting its major industries. As a result, the Fund’s performance may be more volatile than the performance of, and an investment in the Fund may be riskier than, a more geographically diversified fund and the investment may be riskier.
Geographic Focus Risk—Europe—Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund’s investments. As a result, the Fund’s performance may be more volatile than the performance of, and an investment in the Fund may be riskier than, a more geographically diversified fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high risk debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or are unrated and have been determined by an Investment Manager to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles.
The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of a Fund that invests in such securities and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/
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ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in a Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment.
Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of a Fund's investments  (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund.
Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce a Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
Increasing Government and other Public Debt—Government and other public debt, including municipal obligations in which a Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which a Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Inflation Risk—A Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power
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of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached historically high levels in recent periods and the U.S. Federal Reserve (“Federal Reserve”) has increased interest rates significantly to seek to reduce it.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. The impact of interest rate changes on a fixed-income and other debt instrument depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by a Fund or to which a Fund is exposed (i.e., the longer the average portfolio duration of a Fund), the more a Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and a Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
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The Federal Reserve has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Funds’ investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Funds’ investments and the Funds’ performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed-Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of a Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), can also result in increased redemptions from a Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact a Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for a Fund.
Current Fixed-Income and Debt Market Conditions—Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact a Fund’s investments and may negatively impact a Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
A Fund that invests in derivatives tied to fixed-income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, or otherwise adversely affect the Fund’s portfolio. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other investment companies, large retirement plans and other large investors. A Fund is subject to the risk that one or more large investors can purchase or redeem a large percentage of Fund shares at any time, the risk of which is particularly acute under current conditions. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, a Fund’s performance may suffer and a Fund can incur high turnover, incur brokerage costs, realize gains or losses at inopportune times, lose money, hold a less liquid portfolio or experience other adverse consequences. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, investment companies advised by an Investment Manager, or an affiliate of an Investment Manager, that invest in short-term
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fixed-income or floating rate securities (“Guggenheim short-term funds”) or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
The Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund invest a substantial portion of their assets in Guggenheim short-term funds. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest. Also, the performance of an underlying fund or other investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a fund to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
Investments in other investment companies or investment vehicles may expose a Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).
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An investment by a Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the fund’s shares; the fund may fail to correctly track the referenced asset (if any); and the fund may hold troubled securities.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower's obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that a Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. A Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. A Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed by an Investment Manager to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are
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traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value, and a Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, a Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
The Funds that invest in loans, invest predominantly  in or are exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel or other advisors. In
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addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, each Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states .
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Large-Capitalization Securities Risk—A Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged and may magnify losses. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.
The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities or other assets when it otherwise would not do so. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging
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may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values or as a result of developments adversely affecting the real estate industry.
Investments in other investment companies and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may also expose a Fund to financial leverage and, thus, expose the Fund to leverage risk which could be in addition to risks from other forms of leverage.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If a Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt or other instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ fair valuation policy and procedures and Investment Managers’ fair valuation policy and procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and a Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of a Fund’s assets could potentially experience significant levels of illiquidity. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
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Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to lose value in or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance. However, a Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments.
An Investment Manager may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for a Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable a Fund to achieve its investment objective and a Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and an Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. A Fund may also be adversely affected by an Investment Manager’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.
There is no guarantee that the Guggenheim Market Neutral Real Estate Fund will be able to neutralize or limit exposure to general stock market risk. The Fund's use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund's short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as
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increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affecting a Fund's performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect a Fund's performance or operations.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that a Fund's investments will increase in value along with the broader markets and a Fund’s investments may underperform general securities markets or other investments. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose a Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Managers potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Funds' service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund's investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption could also prevent a Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. This may adversely affect a Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as a Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, a Fund’s investments.
Mid-Capitalization Securities Risk—A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally
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pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Quantitative Investing Risk—There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”). A Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool, such as the failure to properly gather, arrange and analyze data. A qualitative tool may be more effective with certain instruments or strategies than others. A Fund is subject to the risk that any quantitative tools used by an Investment Manager will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected and may result in misidentified investments and investment losses.
Real Estate Investments Risk—A Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in building,
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environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as earthquakes, hurricanes and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.
Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If a Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.
The value or price of real estate company securities may drop because of, among other adverse events, the defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Regulatory and Legal Risk—A Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies such as the Funds. The impact of the rule amendments on the Funds is uncertain and under assessment.
REIT Risk—REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) may be subject to the risks of default. REITs may be more volatile and/or more illiquid than other types of securities. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, a Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which
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may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Investments in REITs are also subject to risks described under “Real Estate Investments Risk” above.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield . The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
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Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Sector Emphasis Risk—A Fund may invest a significant amount of its assets in one or more sectors. If a Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. Such issuers may also react similarly to these developments or conditions. To the extent a Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors. The Funds' shareholder reports contain recent information about the Funds' holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Consumer Discretionary-Investments in consumer discretionary companies can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
Sector Emphasis Risk-Consumer Staples—Investments in consumer staples companies are subject to government regulation affecting the underlying products, which may negatively impact such companies’ performance. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. Certain companies and products are highly scrutinized by the public and susceptible to litigation, which may adversely affect performance.
Sector Emphasis Risk-Energy Risk-Investments in energy companies (or a group of industries related to the energy industry) are subject to risks such as their cyclical nature and high dependence on commodity prices. The market values of companies in the energy industry could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Fund’s holdings and the performance of the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments
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negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market. The financial sector is particularly sensitive to systemic risk and contagion, meaning that one or a series of adverse events at one or a small group of financial institutions can adversely affect the broader financial sector. In particular, depository institutions, such as banks, credit unions and savings and loans companies, are susceptible to failure and can be placed into government receivership or conservatorship to be wound down and liquidated, with depositors and general creditors being unable to recover the full amount of deposits and other amounts owed to them, if at all. These or similar events at one depository institution could lead to multiple depository institution failures caused by runs on deposits based on public perception of the strength of a particular bank or the banking sector as a whole. A Fund’s holdings in securities issued by a depository institution or its holding company that is placed in receivership or conservatorship would likely be severely, if not completely, devalued.
Sector Emphasis Risk-Industrials Risk—The value of securities in the industrials sector may rely on the financial success of and investor demand for specific products or services within the industrials sector and for industrials sector products in general. Changes in or volatility of commodities prices may affect the performance of companies in the industrials sector. Many factors affecting commodities are unpredictable. Global trends including inflation, trade, competition, labor relations, environmental responsibility and access to resources may also impact the success of the industrials sector. Specific industries within the industrials sector may be more susceptible to changes in government spending, particularly aerospace and defense companies. Government regulation or deregulation of specific products or services within the industrials sector or the sector generally may impact the value of securities in the industrials sector.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes a Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Small-Capitalization Securities Risk—A Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may
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be difficult for a Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Tax Risk—A Fund must derive at least 90% of its gross income each taxable year from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under the  Internal Revenue Code of 1986, as amended (the “Code”). This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. If it is not obligated by law to do so, there is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities or other assets. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the Funds' principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers. A cyber incident or sudden market disruption could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational
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functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Funds or an Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or an Investment Manager (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower or the lending agent, a Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. To the extent a borrower pledges non-cash collateral, the Fund will earn lending fees paid by the borrower through the lending agent. It is possible that, should the Fund's lending agent experience financial difficulties or bankruptcy, the Fund may not receive the fees it is owed.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Managers

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of Security Investors were approximately $8.6 billion.
Guggenheim Partners Investment Management, LLC (“GPIM”, and with Security Investors, each is an “Investment Manager” and together, “Investment Managers” or “Guggenheim Investments”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of GPIM were approximately $195.1 billion.
The Investment Managers make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. In carrying out these functions, the personnel of the Investment Managers operate in teams with various roles. For example, the macroeconomic research team develops the outlook for key economic themes and trends; a sector/security research team selects specific securities for investment consideration and identifies the outlook for different sectors; a portfolio construction team targets investment portfolio positionings and sector weightings; and the portfolio management team provides portfolio monitoring and implementation and risk management services.
Each of the Investment Managers is registered with the CFTC as a commodity pool operator (“CPO”) and GPIM is registered as a commodity trading advisor (“CTA”), and each is a member of the National Futures Association in such capacities. Security Investors acts as CPO for Guggenheim Alpha Opportunity Fund, Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund.
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Each Investment Manager is a wholly-owned subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners, LLC with the supervision of more than $295 billion of assets as of September 30, 2023. Guggenheim Partners, LLC is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Management Fees
The following chart shows the contractual investment management fees to be paid by each Fund.
Contractual Management Fees (expressed as a percentage of average daily net assets)
Guggenheim Alpha Opportunity Fund	0.90%
Guggenheim Large Cap Value Fund	0.65%
Guggenheim Market Neutral Real Estate Fund	1.10%
Guggenheim Risk Managed Real Estate Fund	0.75%
Guggenheim Small Cap Value Fund	0.75%
Guggenheim SMid Cap Value Fund	0.75%
Guggenheim StylePlus—Large Core Fund	0.75%
Guggenheim StylePlus—Mid Growth Fund	0.75%
Guggenheim World Equity Income Fund	0.70%
The Investment Managers have contractually agreed through February 1, 2025 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.
Fund	Class A Expense Limit	Class C Expense Limit	Institutional Class Expense Limit	Class P Expense Limit
Guggenheim Alpha Opportunity Fund	1.76%	2.51%	1.51%	1.76%
Guggenheim Large Cap Value Fund	1.15%	1.90%	0.90%	1.15%
Guggenheim Market Neutral Real Estate Fund	1.65%	2.40%	1.40%	1.65%
Guggenheim Risk Managed Real Estate Fund	1.30%	2.05%	1.10%	1.30%
Guggenheim Small Cap Value Fund	1.30%	2.05%	1.05%	1.30%
Guggenheim SMid Cap Value Fund	1.30%	2.05%	1.05%	1.30%
Guggenheim World Equity Income Fund	1.22%	1.97%	0.97%	1.22%
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
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The Investment Managers have also contractually agreed through February 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
The Investment Managers must waive certain fees and/or reimburse certain expenses associated with certain Funds’ service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Managers or the Funds’ administrator ceases to serve as such.
The information provided in the Performance Information section of each Fund’s Fund Summary reflects the effect of any fee waivers and/or expense reimbursements by the Investment Manager and/or any of its affiliates that were in place during the performance periods shown, which, if not in place during the applicable performance periods, would have resulted in higher expenses and lowered the returns shown. A Fund’s annual operating expenses may vary throughout the period and from year to year.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2023.
Portfolio Managers
The composition of the portfolio management team of a Fund may change from time to time. The following individuals serve as Portfolio Managers of the Funds:
Guggenheim Alpha Opportunity Fund—Samir Sanghani, Burak Hurmeydan and Farhan Sharaff are primarily responsible for the day-to-day management of the Fund.
Guggenheim Large Cap Value Fund—James P. Schier, David G. Toussaint, Chris Phalen, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim Market Neutral Real Estate Fund—Michael S. Chong and Samir Sanghani are primarily responsible for the day-to- day management of the Fund.
Guggenheim Risk Managed Real Estate Fund—Michael S. Chong and Samir Sanghani are primarily responsible for the day-to- day management of the Fund.
Guggenheim Small Cap Value Fund—James P. Schier, David G. Toussaint, Chris Phalen, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim SMid Cap Value Fund—James P. Schier, David G. Toussaint, Chris Phalen, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Large Core Fund—Qi Yan, Adam J. Bloch and Farhan Sharaff are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Mid Growth Fund—Qi Yan, Adam J. Bloch and Farhan Sharaff are primarily responsible for the day-to-day management of the Fund.
Guggenheim World Equity Income Fund—Farhan Sharaff, Evan Einstein and Douglas Makin are primarily responsible for the day-to-day management of the Fund.
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The biographies of the portfolio managers are as follows:
Samir Sanghani, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Alpha Opportunity Fund since January 2015 and co-managed Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since February 2021. Mr. Sanghani joined Guggenheim in 2008. His responsibilities include portfolio management, research, and development of new strategies. As Head of the Quantitative Strategies Group in Santa Monica, Mr. Sanghani manages products covering long-only equities, long-short equities, core fixed income, and multi-asset allocation. As Portfolio Manager for REIT products he covers real estate equity long-only and long-short strategies. Prior to joining the firm, he was founder and portfolio manager of a value/opportunistic long-short equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PricewaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
Burak Hurmeydan, Ph.D., Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Alpha Opportunity Fund since January 2015, and Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since November 2018. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management from 2008 to 2009. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of Guggenheim Investments. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since August 2015, Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim World Equity Income Fund since August 2013, and Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2013. Mr. Sharaff joined Guggenheim Investments in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Investments, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
James P. Schier, CFA, Senior Managing Director and Portfolio Manager of Guggenheim Investments, has been the manager of Guggenheim SMid Cap Value Fund since its inception (May 1997), Guggenheim Small Cap Value Fund since its inception (July 2008), and Guggenheim Large Cap Value Fund since August 2015. While employed by Guggenheim Investments, he also served as a research analyst. Prior to joining Guggenheim Investments in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.
Gregg Strohkorb, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, has managed Guggenheim SMid Cap Value Fund, Guggenheim Large Cap Value Fund and Guggenheim Small Cap Value Fund since August 2015. Mr. Strohkorb joined Guggenheim Investments in 2006 and also serves as a senior quantitative research analyst. Prior to joining the firm, Mr. Strohkorb was a Quantitative Equity Analyst for Denver Investment Advisors and a small hedge fund. In addition, Mr. Strohkorb has extensive experience in software development, systems management and database management. This includes experience with Morgan Stanley in international equity trading, settlement, corporate actions and securities lending systems. He earned a B.S. in Biological Sciences and an M.S. in Applied Science from The College of William and Mary and an MBA in International Business from the American Graduate School of International Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
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Qi Yan, Managing Director and Portfolio Manager in equity and equity derivative strategies of Guggenheim Investments. He has co-managed Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2016. Mr. Yan joined Guggenheim Investments in 2005. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.
David G. Toussaint, CFA, Managing Director and Portfolio Manager of Guggenheim Investments. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since January 2017. Mr. Toussaint has more than 25 years of investment industry experience. From 2012 to 2016, Mr. Toussaint was a Senior Equity Research Analyst covering the energy, utilities, and healthcare sectors for the value equity funds. From 2000 to 2012, he served as the portfolio manager for the firm’s high yield mutual fund strategy. Prior to joining Guggenheim Investments in 2000, Mr. Toussaint was a fixed-income credit research analyst and an investment accounting manager for Allstate Insurance. Mr. Toussaint earned a B.A. in Economics from the University of Illinois, a M.S. in Accounting from DePaul University and an MBA in Finance from the University of Chicago. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst® designation.
Evan Einstein, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim World Equity Income Fund since January 2017. Mr. Einstein joined Guggenheim in 2010 and is head of the Global Alpha Equity team. He is a quantitative portfolio manager responsible for model development and portfolio optimization. He has previously worked for Oppenheimer Institutional’s small-cap value portfolio management desk as well as for State Street Global Advisors global equity trading analytics. Prior to this, Mr. Einstein was CTO and founding partner at Elkweb Information Systems, an internet technology and information firm. He has received his B.S. degree in Electrical Engineering from Syracuse University and an MBA from Babson College.
Adam J. Bloch, Managing Director and Portfolio Manager of Guggenheim Investments. He has co-managed Guggenheim StylePlus—Large Core Fund and StylePlus—Mid Growth Fund since November 2018. Mr. Bloch joined Guggenheim Guggenheim Investments in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania.
Douglas Makin, Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim World Equity Income Fund since July 2020. Mr. Makin joined Guggenheim Investments in 2011 and has over 20 years’ experience in the financial markets across a variety of fields including portfolio management, risk and performance management, product development and trade execution. He currently oversees strategy implementation, working with co-portfolio managers, research analysts and traders to manage day-to-day risk. Prior to joining Guggenheim Investments, he has worked as a Senior Equity Analyst at ABN-AMRO in New York where he covered and published research on global telecom companies. Mr. Makin holds a BA in European History from the University of Colorado.
Michael S. Chong, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since February 2021. Mr. Chong joined Guggenheim in 2014, helping to launch the Guggenheim Risk Managed Real Estate Fund. He is currently responsible for REITs across the long-only, long-short, and risk managed strategies. Prior to joining Guggenheim, Mr. Chong was a Portfolio Manager at Deutsche Asset Management, covering real estate securities across the Americas. Previously, Mr. Chong was a Senior Equity Research Associate for Green Street Advisors covering the lodging REIT sector. Mr. Chong received his MBA from the Tuck School of Business at Dartmouth, AM in International Policy Studies from Stanford University, and BA in Politics from Pomona College. Mr. Chong has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Chris Phalen, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, and Guggenheim SMid Cap Value Fund since June 2023. Mr. Phalen joined Guggenheim Investments (or its predecessor) in 1993 and has over 25 years of experience in the financial service industry. Mr. Phalen has served as a Senior Equity Research Analyst covering the Industrials and Materials sectors for the value equity funds since 2011 and as the Director of Value Equity Research
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since 2019. He has also served as head of fixed income at a predecessor firm, Security Global Investors, as a fixed income portfolio manager for Security Benefit Corporation's life insurance general account, and as a mutual fund fixed-income portfolio manager. Mr. Phalen earned a B.S. in Business Administration and Accounting from the University of Kansas. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Funds are not currently sub-advised, the Investment Managers and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers would provide the following oversight and evaluation services if a Fund uses a sub-adviser:
•
Performing initial due diligence on prospective sub-advisers for the Funds;
•
Monitoring the performance of the sub-advisers;
•
Communicating performance expectations to the sub-advisers; and
•
Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of any future sub-advisers. Although the Investment Managers will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the “Transfer Agent”) and also through authorized securities brokers and other financial intermediaries.
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The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:
•
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds’ Investment Manager or Distributor, and their affiliates;
•
Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Section 529 college savings plan accounts;
•
Funds of Funds advised by the Investment Manager or its affiliates;
•
Funds of Funds advised by unaffiliated investment advisers; and
•
Institutions that invest the minimum initial investment amount in the Funds.
Each Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a contingent deferred sales charge (“CDSC”) is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P
Class P shares are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. A Fund
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reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:
•
Authorized no transaction fee platforms;
•
Authorized fee-based programs of financial intermediaries;
•
Authorized registered investment advisers and discretionary managed account programs;
•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;
•
Authorized retirement platforms of financial intermediaries; and
•
Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of a Fund for another share class of the same Fund. From time to time, the Funds may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Funds may determine). A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Funds reserve the right to modify, suspend or eliminate any share class conversion features at any time.
Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.
Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Funds expect that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in a Fund and any share class conversions. You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.
Opening Your Account
(Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
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The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
Tips to Successfully Complete Your Account Application
(Class A, Class C and Institutional Class Only)
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.
•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
Transaction Information
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
Transaction Cut-Off Times
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds' Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.
Method	Cut-Off Time
By Mail	Market Close
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Method	Cut-Off Time
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*
Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
Transactions Through Your Financial Intermediary
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period as well as rights of accumulation and letter of intent. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary’s related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you and information regarding the financial intermediaries’ policies for rights of accumulation and letters of intent.
Class A Shares
Class A shares are sold at NAV plus the applicable initial sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Funds make available (free of charge) information regarding sales charge waivers and discounts at
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www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus. The current sales charge rates are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	None*	None*
*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.
You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.
How to Reduce Your Sales Charge
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.
•
Rights of Accumulation—To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.
•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
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A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.
•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds are generally required to receive your purchase order within 90 days of your redemption.
Sales Charge Waivers
Class A shares of the Funds may be purchased at NAV by the following individuals:
•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;
•
Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
•
Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;
•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;
•
A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;
•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed; and
•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto.
The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to an initial sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Sales Charge Exceptions
You will not pay initial sales charges on the following:
•
Class A shares purchased by reinvesting dividends and distributions.
•
When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
Class C Shares
Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to
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the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
Waiver of CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:
•
An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or
•
In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:
○
Returns of excess contributions to the plan;
○
Retirement of a participant in the plan;
○
A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
○
Financial hardship (as defined in regulations under the Code) of a participant in a plan;
○
Termination of employment of a participant in a plan; or
○
Any other permissible withdrawal under the terms of the plan.
In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
Generally, under current tax rules, you are required to start taking withdrawals from certain tax-deferred retirement accounts (including traditional IRAs) when you reach age 73 (75 if born on or after January 1, 1959, 72 if born on or after July 1, 1949, and prior to January 1, 1951, and 70 ½ if born prior to July 1, 1949).
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each of Class A, Class C and Institutional Class shares of each Fund is listed
PROSPECTUS | 121

in each Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary’s applicable policies and procedures.
Purchases of Class C shares of each Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of each Fund.
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds are generally required to report cost basis information to you and the IRS when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out (“FIFO”), last-in-first-out (“LIFO”) and highest cost-in-first-out (“HIFO”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
Purchase Procedures
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:
Initial Purchase	Subsequent Purchases
Complete the account application that corresponds
to the type of account you are opening.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.

Complete the Guggenheim Investments investment
slip included with your quarterly statement or send
written purchase instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
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BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.	Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account application that
corresponds to the type of account you are
opening.
Contact Client Services at 800.820.0888 to obtain
your new account number.
Use the Wire Instructions below to send your wire.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call
Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

PROSPECTUS | 123

BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
Submit a new account application. Be sure to
complete the “Electronic Investing via ACH”
section. If you are establishing an Individual, Joint,
or UGMA/UTMA account, you may fax the
application to Guggenheim Investments. All other
applications should be mailed.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.

Subsequent purchases made via ACH must be
a minimum of $20. A maximum of $50,000 is
allowed to be purchased via ACH per day. To make
a subsequent purchase send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase
•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on
“Electronic Investing.”
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee
Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary. Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Canceled Purchase Orders
(Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds' NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes,
124 | PROSPECTUS

in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
Redemption Procedures
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the http://www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
Your name;
•
Your shareholder account number;
•
Fund name(s);
•
Dollar amount or number of shares you would like to sell of each Fund;
•
Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and
•
Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with
PROSPECTUS | 125

their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
To the extent applicable, unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares (“non-covered share” are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
Distributions from Qualified Retirement Accounts
Distributions from your tax-qualified plan or individual retirement account (“IRA”) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
Receiving Your Redemption Proceeds
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
Medallion Signature Guarantees
(Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
Uncashed Check Policy
(Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
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For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds' Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
Exchange Procedures
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
Your name;
•
Your shareholder account number;
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);
•
Dollar amount, number of shares or percentage of Fund position involved in the exchange; and
•
Signature of account owner(s) (not required for telephone or internet exchanges).
PROSPECTUS | 127

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class A shares of the Guggenheim Ultra Short Duration Fund, a fund in the Family of Funds that is offered in a separate prospectus which you can obtain upon request and you should consult prior to an exchange, are not subject to an initial sales charge or contingent deferred sales charge. However, Class A shares of the Guggenheim Ultra Short Duration Fund may be subject to a contingent deferred sales charge upon redemption if you acquire your Class A shares of the Guggenheim Ultra Short Duration Fund by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. The Guggenheim Ultra Short Duration Fund will use the date of the first share purchase to determine whether you must pay a contingent deferred sales charge when you redeem your Class A shares of the Guggenheim Ultra Short Duration Fund acquired in the exchange.
Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
Dollar-Cost Averaging
(Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

Shareholder Identification and Verification
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify your identity or the identity of your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
128 | PROSPECTUS

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
Changes to Your Account
For information on what is required to make changes and/or additions to your  Class A, Class C, and/or Institutional Class account and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
Transactions Over Telephone or Internet
(Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
Statements and Confirmations
(Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDelivery Services
(Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more email notices are returned as undeliverable.
PROSPECTUS | 129

Householding
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Guggenheim Investments Express Line—800.717.7776
(Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
Service and Other Fees
(Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds' Transfer Agent for services associated with the following:
•
$15 for wire transfers of redemption proceeds under $5,000;
•
$50 on checks returned for insufficient funds;
•
$25 to stop payment of a redemption check within 10 Business Days of the settlement date;
•
$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);
•
$25 for bounced ACH transactions; and
•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
Retirement Account Fees
(Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
Market Timing/Short-Term Trading
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could
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adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors. A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within a certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds' policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request, in whole or in part, by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds or would pose a risk to shareholders.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds' group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds' objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be canceled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Rights Reserved By The Funds
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
Unclaimed Property Laws
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s
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unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Distribution and Shareholder Services

Class A and Class P Shares
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Funds to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the applicable share class. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Class C Shares
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the average daily net assets of the Fund’s Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Compensation to Dealers
Each Investment Manager, at its expense and out of its own resources, compensates financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds' expense tables in this Prospectus. These payments are made at the discretion of the Investment Manager to certain dealers who have sold shares of the Funds. The level of payments made to dealers generally varies and is significant in some cases. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
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Shareholder Services

Sub-Transfer Agency Services
The Investment Managers, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed in all or in part by the Funds, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Funds' operating expenses and reduce their investment performance.
Systematic Withdrawal Plan
(Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
Exchange Privilege
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds' Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days’ notice to shareholders.
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The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of a Fund prior to the exchange of the shares for Money Market Class shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of a Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
Dividend Payment Options
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
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If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
Tax on Distributions
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared. The amounts of Fund distributions are driven by federal tax requirements. A Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
Taxes on Sales, Redemptions or Exchanges
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
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Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Back-Up Withholding
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Foreign Taxes
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Foreign Shareholders
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 21% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
Cost Basis
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•
Taking the current market value of its total assets;
•
Subtracting any liabilities; and
•
Dividing that amount by the total number of shares owned by shareholders.
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Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. Information that becomes known to a Fund or its agent after a Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or a Fund’s previously determined NAV. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated each Investment Manager as the respective valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well
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as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
With respect to any portion of a Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that a Fund could reasonable expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. Each Fund may also use third party service providers to model certain securities, using models to determine fair market value.
Please see the SAI for additional information about the valuations of the Funds securities and other assets and on how NAV is calculated.
General Information

Shareholder Inquiries
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
Other Information
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.
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Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.
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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in the Funds’ 2023 Annual Reports. The 2023 Annual Reports are available upon request and are incorporated by reference in the SAI.
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Financial Highlights

Guggenheim Alpha Opportunity Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$16.73	$18.05	$16.89	$17.42	$19.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.07	.10	.11	.12
Net gain (loss) on investments (realized and unrealized)	2.70	(1.23)	1.27	(.48 )	(1.64)
Total from investment operations	2.77	(1.16)	1.37	(.37 )	(1.52)
Less distributions from:
Net investment income	(.13 )	(.16 )	(.21 )	(.16 )	(.21 )
Total distributions	(.13 )	(.16 )	(.21 )	(.16 )	(.21 )
Net asset value, end of period	$19.37	$16.73	$18.05	$16.89	$17.42

Total Return[b]	16.62%	(6.55% )	8.17%	(2.15)%	(7.97% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,842	$2,610	$3,042	$3,429	$7,326
Ratios to average net assets:
Net investment income (loss)	0.39%	0.39%	0.56%	0.65%	0.64%
Total expenses[c]	1.94%	1.91%	1.94%	1.73%	1.65%
Net expenses[d,e,f]	1.74%	1.76%	1.76%	1.69%	1.64%
Portfolio turnover rate	309%	283%	169%	209%	126%
PROSPECTUS | 141

Financial Highlights (continued)

Guggenheim Alpha Opportunity Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.59	$15.76	$14.71	$15.16	$16.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06 )	(.06 )	(.03 )	(.02 )	(.03 )
Net gain (loss) on investments (realized and unrealized)	2.35	(1.08)	1.11	(.43 )	(1.42)
Total from investment operations	2.29	(1.14)	1.08	(.45 )	(1.45)
Less distributions from:
Net investment income	—	(.03 )	(.03 )	—	—
Total distributions	—	(.03 )	(.03 )	—	—
Net asset value, end of period	$16.88	$14.59	$15.76	$14.71	$15.16

Total Return[b]	15.70%	(7.25% )	7.37%	(2.97% )	(8.73% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194	$195	$277	$354	$702
Ratios to average net assets:
Net investment income (loss)	(0.36% )	(0.37% )	(0.19% )	(0.15% )	(0.20% )
Total expenses[c]	2.77%	2.75%	2.75%	2.72%	2.55%
Net expenses[d,e,f]	2.50%	2.51%	2.51%	2.51%	2.48%
Portfolio turnover rate	309%	283%	169%	209%	126%
142 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Alpha Opportunity Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$16.87	$18.21	$17.06	$17.56	$19.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.07	.10	.12	.11
Net gain (loss) on investments (realized and unrealized)	2.71	(1.24)	1.28	(.49 )	(1.64)
Total from investment operations	2.78	(1.17)	1.38	(.37 )	(1.53)
Less distributions from:
Net investment income	(.13 )	(.17 )	(.23 )	(.13 )	(.14 )
Total distributions	(.13 )	(.17 )	(.23 )	(.13 )	(.14 )
Net asset value, end of period	$19.52	$16.87	$18.21	$17.06	$17.56

Total Return	16.60%	(6.54% )	8.17%	(2.11% )	(7.99% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,880	$1,650	$1,855	$1,161	$1,905
Ratios to average net assets:
Net investment income (loss)	0.39%	0.39%	0.54%	0.70%	0.59%
Total expenses[c]	1.87%	1.82%	1.96%	1.67%	1.67%
Net expenses[d,e,f]	1.74%	1.76%	1.76%	1.64%	1.66%
Portfolio turnover rate	309%	283%	169%	209%	126%
PROSPECTUS | 143

Financial Highlights (continued)

Guggenheim Alpha Opportunity Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$24.59	$26.44	$24.65	$25.37	$27.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.17	.22	.25	.28
Net gain (loss) on investments (realized and unrealized)	3.97	(1.81)	1.85	(.72 )	(2.37)
Total from investment operations	4.14	(1.64)	2.07	(.47 )	(2.09)
Less distributions from:
Net investment income	(.17 )	(.21 )	(.28 )	(.25 )	(.31 )
Total distributions	(.17 )	(.21 )	(.28 )	(.25 )	(.31 )
Net asset value, end of period	$28.56	$24.59	$26.44	$24.65	$25.37

Total Return	16.89%	(6.31% )	8.46%	(1.87% )	(7.57% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,296	$25,632	$29,778	$32,260	$79,318
Ratios to average net assets:
Net investment income (loss)	0.64%	0.64%	0.82%	1.00%	1.05%
Total expenses[c]	1.56%	1.54%	1.58%	1.36%	1.22%
Net expenses[d,e,f]	1.49%	1.51%	1.50%	1.36%	1.21%
Portfolio turnover rate	309%	283%	169%	209%	126%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.02%	0.02%	0.01%	0.02%	0.09%
C-Class	0.02%	0.03%	0.01%	0.01%	0.04%
P-Class	0.02%	0.03%	0.01%	0.01%	0.03%
Institutional Class	0.04%	0.06%	0.02%	0.00% *	0.00% *
*
Less than 0.01%.
144 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Alpha Opportunity Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.74%	1.76%	1.76%	1.69%	1.64%
C-Class	2.49%	2.51%	2.51%	2.51%	2.48%
P-Class	1.74%	1.76%	1.76%	1.64%	1.66%
Institutional Class	1.48%	1.50%	1.50%	1.36%	1.21%
PROSPECTUS | 145

Financial Highlights

Guggenheim Large Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.75	$50.08	$38.17	$43.56	$48.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.56	.41	.97	.62
Net gain (loss) on investments (realized and unrealized)	5.55	(3.40)	14.51	(2.97)	(2.66)
Total from investment operations	6.16	(2.84)	14.92	(2.00)	(2.04)
Less distributions from:
Net investment income	(.52 )	(.43 )	(1.30)	(.70 )	(.36 )
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.25)	(3.49)	(3.01)	(3.39)	(2.48)
Net asset value, end of period	$45.66	$43.75	$50.08	$38.17	$43.56

Total Return[b]	14.19%	(6.43% )	40.59%	(5.58% )	(3.59% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,862	$30,733	$36,678	$28,548	$53,248
Ratios to average net assets:
Net investment income (loss)	1.32%	1.11%	0.88%	2.40%	1.42%
Total expenses[c]	1.47%	1.41%	1.47%	1.46%	1.31%
Net expenses[d,e,f]	1.12%	1.13%	1.15%	1.15%	1.15%
Portfolio turnover rate	19%	33%	19%	25%	37%
146 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Large Cap Value Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$39.44	$45.43	$34.79	$39.77	$44.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.18	.05	.62	.26
Net gain (loss) on investments (realized and unrealized)	5.00	(3.07)	13.23	(2.74)	(2.40)
Total from investment operations	5.24	(2.89)	13.28	(2.12)	(2.14)
Less distributions from:
Net investment income	(.27 )	(.04 )	(.93 )	(.17 )	—
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.00)	(3.10)	(2.64)	(2.86)	(2.12)
Net asset value, end of period	$40.68	$39.44	$45.43	$34.79	$39.77

Total Return[b]	13.33%	(7.13% )	39.55%	(6.30% )	(4.28% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,225	$1,653	$1,191	$911	$1,533
Ratios to average net assets:
Net investment income (loss)	0.57%	0.39%	0.12%	1.69%	0.66%
Total expenses[c]	2.28%	2.29%	2.36%	2.43%	2.18%
Net expenses[d,e,f]	1.87%	1.88%	1.89%	1.90%	1.90%
Portfolio turnover rate	19%	33%	19%	25%	37%
PROSPECTUS | 147

Financial Highlights (continued)

Guggenheim Large Cap Value Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.59	$49.91	$38.06	$43.46	$48.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.53	.41	.83	.61
Net gain (loss) on investments (realized and unrealized)	5.52	(3.34)	14.46	(2.82)	(2.64)
Total from investment operations	6.14	(2.81)	14.87	(1.99)	(2.03)
Less distributions from:
Net investment income	(.47 )	(.45 )	(1.31)	(.72 )	(.39 )
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.20)	(3.51)	(3.02)	(3.41)	(2.51)
Net asset value, end of period	$45.53	$43.59	$49.91	$38.06	$43.46

Total Return	14.19%	(6.44% )	40.60%	(5.58% )	(3.58% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84	$97	$194	$170	$155
Ratios to average net assets:
Net investment income (loss)	1.33%	1.05%	0.87%	2.12%	1.41%
Total expenses[c]	1.70%	1.67%	1.71%	1.72%	1.60%
Net expenses[d,e,f]	1.12%	1.14%	1.15%	1.15%	1.15%
Portfolio turnover rate	19%	33%	19%	25%	37%
148 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Large Cap Value Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.11	$49.39	$37.71	$43.08	$47.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.71	.52	.98	.71
Net gain (loss) on investments (realized and unrealized)	5.43	(3.38)	14.31	(2.84)	(2.63)
Total from investment operations	6.17	(2.67)	14.83	(1.86)	(1.92)
Less distributions from:
Net investment income	(.65 )	(.55 )	(1.44)	(.82 )	(.48 )
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.38)	(3.61)	(3.15)	(3.51)	(2.60)
Net asset value, end of period	$44.90	$43.11	$49.39	$37.71	$43.08

Total Return	14.48%	(6.20% )	40.93%	(5.35% )	(3.33% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,028	$5,246	$1,364	$477	$798
Ratios to average net assets:
Net investment income (loss)	1.61%	1.46%	1.10%	2.50%	1.65%
Total expenses[c]	1.21%	1.15%	1.24%	1.35%	1.14%
Net expenses[d,e,f]	0.87%	0.88%	0.89%	0.90%	0.90%
Portfolio turnover rate	19%	33%	19%	25%	37%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	—	0.00% *	0.00% *	0.00% *
C-Class	—	—	0.00% *	—	0.00% *
P-Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
*
Less than 0.01%.
PROSPECTUS | 149

Financial Highlights (continued)

Guggenheim Large Cap Value Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.12%	1.13%	1.14%	1.15%	1.15%
C-Class	1.87%	1.88%	1.89%	1.90%	1.90%
P-Class	1.12%	1.13%	1.14%	1.15%	1.15%
Institutional Class	0.87%	0.88%	0.89%	0.90%	0.90%
150 | PROSPECTUS

Financial Highlights

Guggenheim Market Neutral Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.00	$27.78	$28.18	$26.95	$25.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	(.07 )	(.08 )	(.02 )	.25
Net gain (loss) on investments (realized and unrealized)	(.31 )	(.71 )	(.24 )	2.30	1.78
Total from investment operations	.26	(.78 )	(.32 )	2.28	2.03
Less distributions from:
Net investment income	—	—	(.02 )	(.25 )	(.01 )
Net realized gains	—	—	(.06 )	(.80 )	(.23 )
Total distributions	—	—	(.08 )	(1.05)	(.24 )
Net asset value, end of period	$27.26	$27.00	$27.78	$28.18	$26.95

Total Return[b]	0.96%	(2.81% )	(1.14% )	8.81%	8.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439	$441	$1,867	$11,723	$2,766
Ratios to average net assets:
Net investment income (loss)	2.11%	(0.25% )	(0.29% )	(0.06% )	0.96%
Total expenses[c]	2.20%	2.42%	2.08%	2.38%	3.99%
Net expenses[d,e,f]	1.63%	1.64%	1.64%	1.65%	1.62%
Portfolio turnover rate	55%	49%	264%	355%	180%
PROSPECTUS | 151

Financial Highlights (continued)

Guggenheim Market Neutral Real Estate Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$25.67	$26.61	$27.20	$26.07	$24.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	(.19 )	(.22 )	(.15 )	.05
Net gain (loss) on investments (realized and unrealized)	(.29 )	(.75 )	(.29 )	2.16	1.70
Total from investment operations	.05	(.94 )	(.51 )	2.01	1.75
Less distributions from:
Net investment income	—	—	(.02 )	(.08 )	(.12 )
Net realized gains	—	—	(.06 )	(.80 )	(.23 )
Total distributions	—	—	(.08 )	(.88 )	(.35 )
Net asset value, end of period	$25.72	$25.67	$26.61	$27.20	$26.07

Total Return[b]	0.19%	(3.53% )	(1.88% )	7.99%	7.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212	$231	$242	$333	$135
Ratios to average net assets:
Net investment income (loss)	1.33%	(0.72% )	(0.83% )	(0.56% )	0.18%
Total expenses[c]	2.66%	2.72%	2.71%	3.17%	4.66%
Net expenses[d,e,f]	2.38%	2.39%	2.39%	2.40%	2.40%
Portfolio turnover rate	55%	49%	264%	355%	180%
152 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Market Neutral Real Estate Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.07	$26.83	$27.23	$26.10	$25.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	(.03 )	(.04 )	—	.20
Net gain (loss) on investments (realized and unrealized)	(.27 )	(.73 )	(.28 )	2.20	1.71
Total from investment operations	.25	(.76 )	(.32 )	2.20	1.91
Less distributions from:
Net investment income	—	—	(.02 )	(.27 )	(.72 )
Net realized gains	—	—	(.06 )	(.80 )	(.23 )
Total distributions	—	—	(.08 )	(1.07)	(.95 )
Net asset value, end of period	$26.32	$26.07	$26.83	$27.23	$26.10

Total Return	0.96%	(2.83% )	(1.17% )	8.79%	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,082	$1,699	$2,727	$8,360	$332
Ratios to average net assets:
Net investment income (loss)	1.99%	(0.11% )	(0.16% )	0.00%	0.77%
Total expenses[c]	1.94%	1.95%	1.91%	2.00%	4.05%
Net expenses[d,e,f]	1.63%	1.64%	1.64%	1.65%	1.65%
Portfolio turnover rate	55%	49%	264%	355%	180%
PROSPECTUS | 153

Financial Highlights (continued)

Guggenheim Market Neutral Real Estate Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.77	$27.57	$27.92	$26.74	$25.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.06	.07	.09	.31
Net gain (loss) on investments (realized and unrealized)	(.31 )	(.78 )	(.31 )	2.23	1.73
Total from investment operations	.32	(.72 )	(.24 )	2.32	2.04
Less distributions from:
Net investment income	(.06 )	(.08 )	(.05 )	(.34 )	(.39 )
Net realized gains	—	—	(.06 )	(.80 )	(.23 )
Total distributions	(.06 )	(.08 )	(.11 )	(1.14)	(.62 )
Net asset value, end of period	$27.03	$26.77	$27.57	$27.92	$26.74

Total Return	1.21%	(2.57% )	(0.87% )	9.06%	8.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,257	$44,047	$53,609	$37,399	$5,479
Ratios to average net assets:
Net investment income (loss)	2.36%	0.21%	0.27%	0.32%	1.18%
Total expenses[c]	1.62%	1.64%	1.58%	1.85%	3.57%
Net expenses[d,e,f]	1.38%	1.39%	1.39%	1.40%	1.40%
Portfolio turnover rate	55%	49%	264%	355%	180%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	9/30/22	9/30/21	9/30/20	9/30/19
A-Class	0.00% *	—	—	0.00% *	0.00% *
C-Class	0.00% *	0.00% *	—	0.00% *	0.02%
P-Class	0.00% *	0.01%	—	0.00% *	0.01%
Institutional Class	0.00% *	0.01%	—	0.00% *	0.03%
*
Less than 0.01%.
154 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Market Neutral Real Estate Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	9/30/22	9/30/21	9/30/20	9/30/19
A-Class	1.62%	1.63%	1.63%	1.65%	1.62%
C-Class	2.37%	2.38%	2.38%	2.40%	2.40%
P-Class	1.62%	1.63%	1.63%	1.64%	1.65%
Institutional Class	1.37%	1.38%	1.39%	1.40%	1.40%
PROSPECTUS | 155

Financial Highlights

Guggenheim Risk Managed Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.48	$36.87	$29.97	$34.11	$28.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.23	.32	.31	.34
Net gain (loss) on investments (realized and unrealized)	(.31 )	(5.35)	8.86	(2.53)	5.65
Total from investment operations	.25	(5.12)	9.18	(2.22)	5.99
Less distributions from:
Net investment income	(.63 )	(.55 )	(.54 )	(.63 )	(.55 )
Return of capital	(.20 )	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26 )
Total distributions	(2.12)	(2.27)	(2.28)	(1.92)	(.81 )
Net asset value, end of period	$27.61	$29.48	$36.87	$29.97	$34.11

Total Return[b]	0.58%	(15.31% )	32.13%	(6.73% )	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,280	$9,043	$10,098	$15,857	$16,682
Ratios to average net assets:
Net investment income (loss)	1.86%	0.62%	0.95%	0.99%	1.09%
Total expenses[c]	1.72%	1.62%	1.39%	1.71%	1.89%
Net expenses[d,e,f]	1.66%	1.58%	1.38%	1.70%	1.88%
Portfolio turnover rate	21%	47%	80%	180%	122%
156 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Risk Managed Real Estate Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.23	$36.55	$29.76	$33.88	$28.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	(0.01)	.05	.08	.11
Net gain (loss) on investments (realized and unrealized)	(.38 )	(5.30)	8.76	(2.53)	5.60
Total from investment operations	.04	(5.31)	8.81	(2.45)	5.71
Less distributions from:
Net investment income	(.40 )	(.29 )	(.28 )	(.38 )	(.32 )
Return of capital	(.20 )	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26 )
Total distributions	(1.89)	(2.01)	(2.02)	(1.67)	(.58 )
Net asset value, end of period	$27.38	$29.23	$36.55	$29.76	$33.88

Total Return[b]	(0.10% )	(15.93% )	31.05%	(7.48% )	20.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,667	$5,382	$5,029	$2,446	$1,721
Ratios to average net assets:
Net investment income (loss)	1.40%	(0.03% )	0.16%	0.26%	0.35%
Total expenses[c]	2.36%	2.34%	2.21%	2.54%	2.73%
Net expenses[d,e,f]	2.32%	2.31%	2.20%	2.51%	2.65%
Portfolio turnover rate	21%	47%	80%	180%	122%
PROSPECTUS | 157

Financial Highlights (continued)

Guggenheim Risk Managed Real Estate Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.63	$37.04	$30.12	$34.30	$29.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.18	.29	.22	.60
Net gain (loss) on investments (realized and unrealized)	(.36 )	(5.35)	8.91	(2.48)	5.42
Total from investment operations	.24	(5.17)	9.20	(2.26)	6.02
Less distributions from:
Net investment income	(.61 )	(.52 )	(.54 )	(.63 )	(.55 )
Return of capital	(.20 )	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26 )
Total distributions	(2.10)	(2.24)	(2.28)	(1.92)	(.81 )
Net asset value, end of period	$27.77	$29.63	$37.04	$30.12	$34.30

Total Return	0.55%	(15.35% )	32.03%	(6.81% )	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,743	$12,716	$14,830	$12,152	$33,894
Ratios to average net assets:
Net investment income (loss)	1.99%	0.48%	0.86%	0.70%	1.87%
Total expenses[c]	1.73%	1.69%	1.47%	1.84%	1.93%
Net expenses[d,e,f]	1.66%	1.64%	1.45%	1.78%	1.89%
Portfolio turnover rate	21%	47%	80%	180%	122%
158 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Risk Managed Real Estate Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.88	$37.34	$30.34	$34.51	$29.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.34	.41	.41	.43
Net gain (loss) on investments (realized and unrealized)	(.39 )	(5.42)	8.98	(2.58)	5.71
Total from investment operations	.35	(5.08)	9.39	(2.17)	6.14
Less distributions from:
Net investment income	(.73 )	(.66 )	(.65 )	(.71 )	(.64 )
Return of capital	(.20 )	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26 )
Total distributions	(2.22)	(2.38)	(2.39)	(2.00)	(.90 )
Net asset value, end of period	$28.01	$29.88	$37.34	$30.34	$34.51

Total Return	0.91%	(15.05% )	32.52%	(6.48% )	21.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,217	$409,719	$465,267	$290,551	$200,301
Ratios to average net assets:
Net investment income (loss)	2.43%	0.92%	1.18%	1.31%	1.38%
Total expenses[c]	1.34%	1.30%	1.10%	1.43%	1.61%
Net expenses[d,e,f]	1.29%	1.28%	1.10%	1.43%	1.60%
Portfolio turnover rate	21%	47%	80%	180%	122%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.03%	0.02%	0.01%	0.02%	0.03%
C-Class	0.01%	0.03%	0.06%	0.04%	0.01%
P-Class	0.01%	0.05%	0.06%	0.02%	0.02%
Institutional Class	0.02%	0.01%	0.00% *	0.01%	0.01%
*
Less than 0.01%.
PROSPECTUS | 159

Financial Highlights (continued)

Guggenheim Risk Managed Real Estate Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.27%	1.22%	1.21%	1.23%	1.27%
C-Class	1.93%	1.95%	2.04%	2.05%	2.05%
P-Class	1.27%	1.28%	1.29%	1.30%	1.30%
Institutional Class	0.90%	0.92%	0.94%	0.96%	1.00%
160 | PROSPECTUS

Financial Highlights

Guggenheim Small Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.06	$15.93	$10.61	$12.86	$15.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.13	.07	.06	.10
Net gain (loss) on investments (realized and unrealized)	1.58	(1.93)	5.37	(1.87)	(1.28)
Total from investment operations	1.74	(1.80)	5.44	(1.81)	(1.18)
Less distributions from:
Net investment income	(.17 )	—	(.12 )	(.18 )	(.19 )
Net realized gains	(.57 )	(.07 )	—	(.26 )	(1.33)
Total distributions	(.74 )	(.07 )	(.12 )	(.44 )	(1.52)
Net asset value, end of period	$15.06	$14.06	$15.93	$10.61	$12.86

Total Return[b]	12.38%	(11.36% )	51.48%	(14.79% )	(6.14% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,982	$3,876	$4,521	$3,390	$9,751
Ratios to average net assets:
Net investment income (loss)	1.06%	0.80%	0.47%	0.54%	0.75%
Total expenses[c]	3.43%	3.50%	4.07%	3.23%	2.27%
Net expenses[d,e,f]	1.27%	1.30%	1.30%	1.30%	1.30%
Portfolio turnover rate	72%	37%	28%	40%	78%
PROSPECTUS | 161

Financial Highlights (continued)

Guggenheim Small Cap Value Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.76	$14.57	$9.69	$11.75	$14.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	— [g]	(.03 )	(.02 )	— [g]
Net gain (loss) on investments (realized and unrealized)	1.44	(1.74)	4.91	(1.73)	(1.18)
Total from investment operations	1.48	(1.74)	4.88	(1.75)	(1.18)
Less distributions from:
Net investment income	(.05 )	—	—	(.05 )	(.04 )
Net realized gains	(.57 )	(.07 )	—	(.26 )	(1.33)
Total distributions	(.62 )	(.07 )	—	(.31 )	(1.37)
Net asset value, end of period	$13.62	$12.76	$14.57	$9.69	$11.75

Total Return[b]	11.57%	(12.02% )	50.36%	(15.43% )	(6.89% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405	$471	$762	$765	$1,593
Ratios to average net assets:
Net investment income (loss)	0.30%	0.02%	(0.25% )	(0.14% )	0.01%
Total expenses[c]	4.26%	4.41%	5.04%	4.33%	3.09%
Net expenses[d,e,f]	2.02%	2.05%	2.05%	2.06%	2.05%
Portfolio turnover rate	72%	37%	28%	40%	78%
162 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Small Cap Value Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.17	$16.05	$10.75	$13.01	$15.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.16	.07	.05	.09
Net gain (loss) on investments (realized and unrealized)	1.57	(1.97)	5.42	(1.86)	(1.29)
Total from investment operations	1.75	(1.81)	5.49	(1.81)	(1.20)
Less distributions from:
Net investment income	(.11 )	—	(.19 )	(.19 )	(.19 )
Net realized gains	(.57 )	(.07 )	—	(.26 )	(1.33)
Total distributions	(.68 )	(.07 )	(.19 )	(.45 )	(1.52)
Net asset value, end of period	$15.24	$14.17	$16.05	$10.75	$13.01

Total Return	12.32%	(11.34% )	51.46%	(14.66% )	(6.18% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54	$136	$49	$26	$47
Ratios to average net assets:
Net investment income (loss)	1.15%	1.00%	0.48%	0.46%	0.72%
Total expenses[c]	3.68%	3.82%	4.39%	4.07%	2.73%
Net expenses[d,e,f]	1.27%	1.29%	1.30%	1.30%	1.28%
Portfolio turnover rate	72%	37%	28%	40%	78%
PROSPECTUS | 163

Financial Highlights (continued)

Guggenheim Small Cap Value Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.68	$14.33	$9.54	$11.60	$14.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.16	.10	.09	.12
Net gain (loss) on investments (realized and unrealized)	1.42	(1.74)	4.81	(1.68)	(1.20)
Total from investment operations	1.61	(1.58)	4.91	(1.59)	(1.08)
Less distributions from:
Net investment income	(.22 )	—	(.12 )	(.21 )	(.23 )
Net realized gains	(.57 )	(.07 )	—	(.26 )	(1.33)
Total distributions	(.79 )	(.07 )	(.12 )	(.47 )	(1.56)
Net asset value, end of period	$13.50	$12.68	$14.33	$9.54	$11.60

Total Return	12.63%	(11.10% )	51.78%	(14.54% )	(5.96% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,076	$2,046	$1,522	$892	$3,143
Ratios to average net assets:
Net investment income (loss)	1.40%	1.13%	0.75%	0.82%	0.99%
Total expenses[c]	3.17%	3.24%	3.80%	2.86%	2.09%
Net expenses[d,e,f]	1.02%	1.04%	1.05%	1.05%	1.05%
Portfolio turnover rate	72%	37%	28%	40%	78%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	0.01%	—	—	—
C-Class	—	0.01%	—	—	—
P-Class	—	0.02%	—	—	—
Institutional Class	—	0.02%	—	—	—
164 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Small Cap Value Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.26%	1.29%	1.30%	1.30%	1.30%
C-Class	2.01%	2.04%	2.05%	2.05%	2.05%
P-Class	1.26%	1.29%	1.30%	1.30%	1.28%
Institutional Class	1.01%	1.04%	1.05%	1.05%	1.05%
g
Less than $0.01 per share.
PROSPECTUS | 165

Financial Highlights

Guggenheim SMid Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$32.58	$38.00	$26.27	$30.52	$36.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.36	.19	.46	.22
Net gain (loss) on investments (realized and unrealized)	3.75	(3.16)	11.54	(3.37)	(1.89)
Total from investment operations	4.12	(2.80)	11.73	(2.91)	(1.67)
Less distributions from:
Net investment income	(.22 )	(.10 )	—	(.26 )	(.03 )
Net realized gains	(1.70	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	(.04 )	—
Total distributions	(1.92)	(2.62)	—	(1.34)	(4.01)
Net asset value, end of period	$34.78	$32.58	$38.00	$26.27	$30.52

Total Return[b]	12.65%	(8.08% )	44.65%	(10.25% )	(2.51% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273,173	$262,943	$315,323	$243,072	$335,806
Ratios to average net assets:
Net investment income (loss)	1.05%	0.96%	0.53%	1.64%	0.72%
Total expenses[c]	1.20%	1.19%	1.20%	1.25%	1.23%
Net expenses[d,e,f]	1.15%	1.18%	1.19%	1.24%	1.23%
Portfolio turnover rate	28%	39%	34%	41%	45%
166 | PROSPECTUS

Financial Highlights (continued)

Guggenheim SMid Cap Value Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$20.41	$24.85	$17.32	$20.48	$26.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.01	(.06 )	.16	(.02 )
Net gain (loss) on investments (realized and unrealized)	2.35	(1.93)	7.59	(2.22)	(1.57)
Total from investment operations	2.39	(1.92)	7.53	(2.06)	(1.59)
Less distributions from:
Net investment income	—	—	—	(.03 )	—
Net realized gains	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	(.03 )	—
Total distributions	(1.70)	(2.52)	—	(1.10)	(3.98)
Net asset value, end of period	$21.10	$20.41	$24.85	$17.32	$20.48

Total Return[b]	11.67%	(8.85% )	43.48%	(10.95% )	(3.35% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,205	$5,256	$10,015	$14,276	$31,221
Ratios to average net assets:
Net investment income (loss)	0.18%	0.04%	(0.27% )	0.86%	(0.11% )
Total expenses[c]	2.10%	2.09%	2.05%	2.14%	2.07%
Net expenses[d,e,f]	2.02%	2.02%	2.02%	2.07%	2.06%
Portfolio turnover rate	28%	39%	34%	41%	45%
PROSPECTUS | 167

Financial Highlights (continued)

Guggenheim SMid Cap Value Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$32.30	$37.67	$26.06	$30.25	$35.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.33	.15	.46	.19
Net gain (loss) on investments (realized and unrealized)	3.71	(3.12)	11.46	(3.37)	(1.88)
Total from investment operations	4.05	(2.79)	11.61	(2.91)	(1.69)
Less distributions from:
Net investment income	(.19 )	(.06 )	—	(.20 )	(.02 )
Net realized gains	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	(.04 )	—
Total distributions	(1.89)	(2.58)	—	(1.28)	(4.00)
Net asset value, end of period	$34.46	$32.30	$37.67	$26.06	$30.25

Total Return	12.57%	(8.16% )	44.55%	(10.30% )	(2.61% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,306	$5,584	$6,907	$7,662	$14,165
Ratios to average net assets:
Net investment income (loss)	0.96%	0.90%	0.43%	1.64%	0.63%
Total expenses[c]	1.27%	1.30%	1.32%	1.33%	1.35%
Net expenses[d,e,f]	1.24%	1.26%	1.28%	1.31%	1.32%
Portfolio turnover rate	28%	39%	34%	41%	45%
168 | PROSPECTUS

Financial Highlights (continued)

Guggenheim SMid Cap Value Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[g]
Per Share Data
Net asset value, beginning of period	$8.98	$12.42	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.12	.08	.11
Net gain (loss) on investments (realized and unrealized)	1.04	(.82 )	3.77	(1.74)
Total from investment operations	1.15	(.70 )	3.85	(1.63)
Less distributions from:
Net investment income	(.33 )	(.22 )	—	—
Net realized gains	(1.70)	(2.52)	—	—
Total distributions	(2.03)	(2.74)	—	—
Net asset value, end of period	$8.10	$8.98	$12.42	$8.57

Total Return	12.91%	(7.93% )	44.92%	(15.98% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,679	$81,792	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	1.26%	1.14%	0.70%	1.87%
Total expenses[c]	0.98%	1.03%	1.06%	1.09%
Net expenses[d,e,f]	0.94%	1.01%	1.02%	1.03%
Portfolio turnover rate	28%	39%	34%	41%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests, if any.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00% *	0.01%	0.00%	0.00% *	0.00% *
C-Class	0.04%	0.00% *	0.00% *	0.00% *	0.01%
P-Class	0.01%	0.02%	0.07%	0.01%	0.04%
Institutional Class	0.04%	0.00% *	0.00%	0.00% *,g	N/A
*
Less than 0.01%.
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
PROSPECTUS | 169

Financial Highlights (continued)

Guggenheim SMid Cap Value Fund
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.15%	1.18%	1.19%	1.24%	1.23%
C-Class	2.02%	2.02%	2.01%	2.07%	2.06%
P-Class	1.23%	1.25%	1.28%	1.30%	1.32%
Institutional Class	0.94%	1.01%	1.02%	1.03% [g]	N/A
g
Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
170 | PROSPECTUS

Financial Highlights

Guggenheim StylePlus—Large Core Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$21.18	$27.35	$23.01	$20.48	$24.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.18	.06	.17	.30
Net gain (loss) on investments (realized and unrealized)	3.32	(5.02)	6.46	2.70	(.72 )
Total from investment operations	3.88	(4.84)	6.52	2.87	(.42 )
Less distributions from:
Net investment income	(.22 )	(.08 )	(.19 )	(.31 )	(.30 )
Net realized gains	(6.40)	(1.25)	(1.99)	(.03 )	(3.58)
Total distributions	(6.62)	(1.33)	(2.18)	(.34 )	(3.88)
Net asset value, end of period	$18.44	$21.18	$27.35	$23.01	$20.48

Total Return[b]	21.81%	(18.94% )	29.91%	14.18%	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$201,587	$186,957	$247,243	$204,428	$196,563
Ratios to average net assets:
Net investment income (loss)	3.01%	0.68%	0.23%	0.79%	1.48%
Total expenses[c]	1.48%	1.20%	1.23%	1.32%	1.31%
Net expenses[d]	1.44%	1.15%	1.17%	1.28%	1.28%
Portfolio turnover rate	56%	62%	25%	69%	51%
PROSPECTUS | 171

Financial Highlights (continued)

Guggenheim StylePlus—Large Core Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$13.57	$18.03	$15.87	$14.22	$18.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	(.02 )	(.11 )	(.02 )	.08
Net gain (loss) on investments (realized and unrealized)	1.93	(3.20)	4.34	1.87	(.69 )
Total from investment operations	2.14	(3.22)	4.23	1.85	(.61 )
Less distributions from:
Net investment income	(.15 )	—	(.08 )	(.17 )	—
Net realized gains	(6.40)	(1.24)	(1.99)	(.03 )	(3.58)
Total distributions	(6.55)	(1.24)	(2.07)	(.20 )	(3.58)
Net asset value, end of period	$9.16	$13.57	$18.03	$15.87	$14.22

Total Return[b]	20.81%	(19.69% )	28.69%	13.11%	0.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$797	$999	$869	$1,019	$973
Ratios to average net assets:
Net investment income (loss)	2.14%	(0.10% )	(0.67% )	(0.15% )	0.58%
Total expenses[c]	2.32%	2.10%	2.15%	2.24%	2.23%
Net expenses[d]	2.28%	2.04%	2.09%	2.20%	2.19%
Portfolio turnover rate	56%	62%	25%	69%	51%
172 | PROSPECTUS

Financial Highlights (continued)

Guggenheim StylePlus—Large Core Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$20.83	$26.93	$22.69	$20.21	$24.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.13	.02	.14	.29
Net gain (loss) on investments (realized and unrealized)	3.25	(4.94)	6.38	2.67	(.73 )
Total from investment operations	3.78	(4.81)	6.40	2.81	(.44 )
Less distributions from:
Net investment income	(.18 )	(.05 )	(.17 )	(.30 )	(.26 )
Net realized gains	(6.40)	(1.24)	(1.99)	(.03 )	(3.58)
Total distributions	(6.58)	(1.29)	(2.16)	(.33 )	(3.84)
Net asset value, end of period	$18.03	$20.83	$26.93	$22.69	$20.21

Total Return	21.62%	(19.09% )	29.79%	13.98%	1.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206	$255	$347	$224	$236
Ratios to average net assets:
Net investment income (loss)	2.83%	0.53%	0.09%	0.67%	1.45%
Total expenses[c]	1.64%	1.36%	1.36%	1.46%	1.36%
Net expenses[d]	1.59%	1.31%	1.30%	1.42%	1.33%
Portfolio turnover rate	56%	62%	25%	69%	51%
PROSPECTUS | 173

Financial Highlights (continued)

Guggenheim StylePlus—Large Core Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$20.98	$27.10	$22.83	$20.31	$24.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.23	.10	.21	.35
Net gain (loss) on investments (realized and unrealized)	3.27	(4.97)	6.40	2.70	(.75 )
Total from investment operations	3.87	(4.74)	6.50	2.91	(.40 )
Less distributions from:
Net investment income	(.27 )	(.14 )	(.24 )	(.36 )	(.36 )
Net realized gains	(6.40)	(1.24)	(1.99)	(.03 )	(3.58)
Total distributions	(6.67)	(1.38)	(2.23)	(.39 )	(3.94)
Net asset value, end of period	$18.18	$20.98	$27.10	$22.83	$20.31

Total Return	22.06%	(18.78% )	30.12%	14.44%	1.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,158	$4,878	$6,260	$3,344	$3,747
Ratios to average net assets:
Net investment income (loss)	3.23%	0.88%	0.38%	1.01%	1.73%
Total expenses[c]	1.27%	1.00%	1.06%	1.08%	1.09%
Net expenses[d]	1.23%	0.95%	0.99%	1.04%	1.06%
Portfolio turnover rate	56%	62%	25%	69%	51%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
174 | PROSPECTUS

Financial Highlights

Guggenheim StylePlus—Mid Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.22	$52.73	$45.98	$39.64	$49.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.16	(.02 )	.19	.45
Net gain (loss) on investments (realized and unrealized)	5.07	(15.32)	13.67	7.06	(1.58)
Total from investment operations	5.83	(15.16)	13.65	7.25	(1.13)
Less distributions from:
Net investment income	(.19 )	—	(.20 )	(.45 )	(.41 )
Net realized gains	(10.73)	(3.35)	(6.70)	(.46 )	(8.52)
Total distributions	(10.92)	(3.35)	(6.90)	(.91 )	(8.93)
Net asset value, end of period	$29.13	$34.22	$52.73	$45.98	$39.64

Total Return[b]	19.84%	(30.68% )	31.07%	18.57%	2.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,225	$67,014	$107,983	$89,469	$83,027
Ratios to average net assets:
Net investment income (loss)	2.52%	0.36%	(0.04% )	0.46%	1.13%
Total expenses[c]	1.66%	1.32%	1.34%	1.45%	1.44%
Net expenses[d]	1.65%	1.30%	1.28%	1.40%	1.41%
Portfolio turnover rate	82%	72%	44%	82%	73%
PROSPECTUS | 175

Financial Highlights (continued)

Guggenheim StylePlus—Mid Growth Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.92	$30.92	$29.40	$25.66	$35.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	(.15 )	(.29 )	(.10 )	.08
Net gain (loss) on investments (realized and unrealized)	2.50	(8.50)	8.51	4.53	(1.68)
Total from investment operations	2.70	(8.65)	8.22	4.43	(1.60)
Less distributions from:
Net investment income	—	—	—	(.23 )	—
Net realized gains	(10.73)	(3.35)	(6.70)	(.46 )	(8.52)
Total distributions	(10.73)	(3.35)	(6.70)	(.69 )	(8.52)
Net asset value, end of period	$10.89	$18.92	$30.92	$29.40	$25.66

Total Return[b]	18.85%	(31.33% )	29.88%	17.53%	1.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$556	$688	$1,327	$1,510	$1,683
Ratios to average net assets:
Net investment income (loss)	1.66%	(0.59% )	(0.94% )	(0.39% )	0.30%
Total expenses[c]	2.49%	2.25%	2.26%	2.32%	2.27%
Net expenses[d]	2.48%	2.23%	2.20%	2.28%	2.24%
Portfolio turnover rate	82%	72%	44%	82%	73%
176 | PROSPECTUS

Financial Highlights (continued)

Guggenheim StylePlus—Mid Growth Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$33.58	$51.96	$45.45	$39.17	$49.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	—	(.07 )	.15	.41
Net gain (loss) on investments (realized and unrealized)	4.96	(15.03)	13.51	6.99	(1.58)
Total from investment operations	5.60	(15.03)	13.44	7.14	(1.17)
Less distributions from:
Net investment income	(.07 )	—	(.23 )	(.40 )	(.26 )
Net realized gains	(10.73)	(3.35)	(6.70)	(.46 )	(8.52)
Total distributions	(10.80)	(3.35)	(6.93)	(.86 )	(8.78)
Net asset value, end of period	$28.38	$33.58	$51.96	$45.45	$39.17

Total Return	19.40%	(30.90% )	30.92%	18.48%	2.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50	$109	$237	$116	$93
Ratios to average net assets:
Net investment income (loss)	2.09%	0.01%	(0.14% )	0.36%	1.04%
Total expenses[c]	1.97%	1.56%	1.43%	1.54%	1.55%
Net expenses[d]	1.96%	1.54%	1.37%	1.50%	1.51%
Portfolio turnover rate	82%	72%	44%	82%	73%
PROSPECTUS | 177

Financial Highlights (continued)

Guggenheim StylePlus—Mid Growth Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.25	$52.71	$45.98	$39.64	$49.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	.22	.07	.24	.51
Net gain (loss) on investments (realized and unrealized)	5.05	(15.33)	13.65	7.09	(1.63)
Total from investment operations	5.87	(15.11)	13.72	7.33	(1.12)
Less distributions from:
Net investment income	(.26 )	—	(.29 )	(.53 )	(.52 )
Net realized gains	(10.73)	(3.35)	(6.70)	(.46 )	(8.52)
Total distributions	(10.99)	(3.35)	(6.99)	(.99 )	(9.04)
Net asset value, end of period	$29.13	$34.25	$52.71	$45.98	$39.64

Total Return	20.02%	(30.60% )	31.26%	18.79%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$917	$884	$1,390	$1,311	$972
Ratios to average net assets:
Net investment income (loss)	2.72%	0.50%	0.14%	0.58%	1.28%
Total expenses[c]	1.49%	1.20%	1.17%	1.26%	1.31%
Net expenses[d]	1.49%	1.18%	1.11%	1.22%	1.28%
Portfolio turnover rate	82%	72%	44%	82%	73%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
178 | PROSPECTUS

Financial Highlights

Guggenheim World Equity Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.49	$18.73	$15.03	$15.26	$15.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.29	.28	.20	.35
Net gain (loss) on investments (realized and unrealized)	1.70	(1.97)	3.79	(.12 )[g]	(.36 )
Total from investment operations	1.96	(1.68)	4.07	.08	(.01 )
Less distributions from:
Net investment income	(.25 )	(.34 )	(.34 )	(.27 )	(.37 )
Net realized gains	(.01 )	(.4.22 )	(.03 )	(.04 )	(.13 )
Total distributions	(.26 )	(4.56)	(.37 )	(.31 )	(.50 )
Net asset value, end of period	$14.19	$12.49	$18.73	$15.03	$15.26

Total Return[b]	15.69%	(13.44% )	27.13%	0.60%	0.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,183	$35,095	$44,337	$37,911	$60,639
Ratios to average net assets:
Net investment income (loss)	1.84%	1.87%	1.55%	1.36%	2.39%
Total expenses[c]	1.50%	1.39%	1.45%	1.48%	1.37%
Net expenses[d,e,f]	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	156%	162%	191%	192%	127%
PROSPECTUS | 179

Financial Highlights (continued)

Guggenheim World Equity Income Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.20	$16.03	$12.87	$13.06	$13.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.14	.13	.08	.21
Net gain (loss) on investments (realized and unrealized)	1.39	(1.56)	3.24	(.10 )[g]	(.33 )
Total from investment operations	1.52	(1.42)	3.37	(.02 )	(.12 )
Less distributions from:
Net investment income	(.12 )	(.19 )	(.18 )	(.13 )	(.22 )
Net realized gains	(.01 )	(4.22)	(.03 )	(.04 )	(.13 )
Total distributions	(.13 )	(4.41)	(.21 )	(.17 )	(.35 )
Net asset value, end of period	$11.59	$10.20	$16.03	$12.87	$13.06

Total Return[b]	14.87%	(14.11% )	26.22%	(0.13% )	(0.69% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,645	$2,518	$3,230	$2,893	$3,366
Ratios to average net assets:
Net investment income (loss)	1.10%	1.12%	0.81%	0.67%	1.64%
Total expenses[c]	2.25%	2.20%	2.28%	2.40%	2.28%
Net expenses[d,e,f]	1.94%	1.95%	1.96%	1.97%	1.97%
Portfolio turnover rate	156%	162%	191%	192%	127%
180 | PROSPECTUS

Financial Highlights (continued)

Guggenheim World Equity Income Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.60	$18.91	$15.17	$15.38	$15.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.29	.30	.20	.36
Net gain (loss) on investments (realized and unrealized)	1.71	(1.99)	3.80	(.11 )[g]	(.39 )
Total from investment operations	1.97	(1.70)	4.10	.09	(.03 )
Less distributions from:
Net investment income	(.23 )	(.39 )	(.33 )	(.26 )	(.38 )
Net realized gains	(.01 )	(4.22)	(.03 )	(.04 )	(.13 )
Total distributions	(.24 )	(4.61)	(.36 )	(.30 )	(.51 )
Net asset value, end of period	$14.33	$12.60	$18.91	$15.17	$15.38

Total Return	15.65%	(13.44% )	27.10%	0.66%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$62	$118	$94	$129
Ratios to average net assets:
Net investment income (loss)	1.80%	1.82%	1.61%	1.36%	2.38%
Total expenses[c]	1.74%	1.62%	1.53%	1.56%	1.44%
Net expenses[d,e,f]	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	156%	162%	191%	192%	127%
PROSPECTUS | 181

Financial Highlights (continued)

Guggenheim World Equity Income Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.40	$18.61	$14.94	$15.16	$15.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.36	.33	.25	.39
Net gain (loss) on investments (realized and unrealized)	1.70	(1.98)	3.75	(.13 )[g]	(.37 )
Total from investment operations	1.98	(1.62)	4.08	.12	.02
Less distributions from:
Net investment income	(.29 )	(.37 )	(.38 )	(.30 )	(.44 )
Net realized gains	(.01 )	(4.22)	(.03 )	(.04 )	(.13 )
Total distributions	(.30 )	(4.59)	(.41 )	(.34 )	(.57 )
Net asset value, end of period	$14.08	$12.40	$18.61	$14.94	$15.16

Total Return	15.97%	(13.18% )	27.38%	0.92%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,802	$5,736	$2,985	$2,513	$3,458
Ratios to average net assets:
Net investment income (loss)	1.99%	2.36%	1.82%	1.66%	2.67%
Total expenses[c]	1.24%	1.13%	1.21%	1.50%	1.17%
Net expenses[d,e,f]	0.94%	0.95%	0.96%	0.97%	0.97%
Portfolio turnover rate	156%	162%	191%	192%	127%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	0.01%	—	—	0.00% *
C-Class	—	0.00% *	—	—	—
P-Class	—	0.00% *	—	—	—
Institutional Class	—	0.01%	0.02%	—	—
*
Less than 0.01%.
182 | PROSPECTUS

Financial Highlights (continued)

Guggenheim World Equity Income Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.18%	1.20%	1.21%	1.22%	1.22%
C-Class	1.93%	1.95%	1.96%	1.97%	1.97%
P-Class	1.18%	1.20%	1.21%	1.22%	1.22%
Institutional Class	0.93%	0.95%	0.96%	0.97%	0.97%
g
The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
PROSPECTUS | 183

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through http://www.guggenheiminvestments.com does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Annual/Semi-Annual Report
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual and semi-annual reports are available, without charge, upon request by calling the Funds' toll-free telephone number 800.820.0888. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information
The SAI, which includes additional information about the Funds, is available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
Each Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
•
Guggenheim Alpha Opportunity Fund
•
Guggenheim Large Cap Value Fund
•
Guggenheim Market Neutral Real Estate Fund
•
Guggenheim Risk Managed Real Estate Fund
•
Guggenheim Small Cap Value Fund
•
Guggenheim SMid Cap Value Fund
•
Guggenheim StylePlus—Large Core Fund
•
Guggenheim StylePlus—Mid Growth Fund
•
Guggenheim World Equity Income Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
184 | PROSPECTUS

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary. The applicable financial intermediary is responsible for the implementation and administration of these sales charge waivers and/or discounts.
In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.
J.P. MORGAN SECURITIESLLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back- end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or statement of additional information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
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Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
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Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
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Shares purchased through rights of reinstatement.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion available at J.P. Morgan Securities LLC
•
A shareholder in the Fund's Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund without any applicable sales charge if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
A-1 | PROSPECTUS

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
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Breakpoints as described in the prospectus.
•
Rights of Accumulation ("ROA") which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill")
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
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Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
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Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund's officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•
Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
PROSPECTUS | A-2

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Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as de- scribed in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
Morgan Stanley
Shareholders purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
•
Shares purchased through a Morgan Stanley self-directed brokerage account;
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
A-3 | PROSPECTUS

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Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
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Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, if you purchase Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
PROSPECTUS | A-4

Front-end sales charge* waivers on Class A shares available at Janney
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
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Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
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Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
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Shares purchased in connection with a return of excess contributions from an IRA account.
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Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.
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Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
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Shares acquired through a right of reinstatement.
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Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent Breakpoints as described in the Fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
Edward D. Jones & Co. (“Edward Jones”)
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Guggenheim Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
A-5 | PROSPECTUS

Breakpoints
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Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (ROA)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Guggenheim Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
PROSPECTUS | A-6

Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
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Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or letter of intent (LOI)
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•
Shares purchased by or through a 529 Plan.
•
Shares purchased through a OPCO affiliated investment advisory program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
•
Employees and registered representatives of OPCO or its affiliates and their family members.
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
A-7 | PROSPECTUS

CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in the prospectus.
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA) and Letters of Intent (“LOI”), which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A-shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased using the proceeds of redemptions from another Fund of the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A Shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
PROSPECTUS | A-8

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Family of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Guggenheim Family of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Guggenheim Family of Funds through Baird, over a 13-month period of time”
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
E*TRADE Securities LLC (“E*Trade”)
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
A-9 | PROSPECTUS

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Front Cover

Mutual Funds	|	Equity	|	1.31.2024
Guggenheim Funds Prospectus
Class R6
Ticker Symbol	Fund Name
Class R6*
SAORX	Guggenheim Alpha Opportunity Fund
GILRX	Guggenheim Large Cap Value Fund
GUMRX	Guggenheim Market Neutral Real Estate Fund
GURRX	Guggenheim Risk Managed Real Estate Fund
SSURX	Guggenheim Small Cap Value Fund
SVURX	Guggenheim SMid Cap Value Fund
GIQRX	Guggenheim StylePlus—Large Core Fund
GIURX	Guggenheim StylePlus—Mid Growth Fund
SEWRX	Guggenheim World Equity Income Fund

*
Class R6 shares of the Funds are not currently offered for sale.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
460602600R6-0124x0125	guggenheiminvestments.com

FUND SUMMARIES

Guggenheim Alpha Opportunity Fund

INVESTMENT OBJECTIVE
The Guggenheim Alpha Opportunity Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.66%
Total Annual Fund Operating Expenses	1.56%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.49%
1
Other expenses are based on estimated expenses for a full fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.51%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$152	$486	$843	$1,851
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PROSPECTUS | 1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 309% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).
The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risk factors generally and risks specific to the companies in which the Fund invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related investments that maintain long positions in instruments that provide exposure to risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short instruments that provide exposure to risk factors that the Investment Manager considers to be overvalued by the equity markets. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced. These guidelines contain risk controls that seek to: limit industry and sector concentration; promote portfolio issuer diversification; and avoid making portfolio investments contrary to the Investment Manager’s macroeconomic views. “Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.
The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements (which include, but are not limited to, total return swap agreements). The Investment Manager intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short to seek to maintain low correlation to traditional equity markets, lower than market volatility and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.
The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company and/or to obtain or replicate market exposure depending on market conditions. The Fund will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility through, among other instruments, exchange-traded funds (“ETFs”) and closed-end funds. The use of derivatives may create a leveraging effect on the Fund which, under current regulatory requirements, will force the Fund to take offsetting positions or earmark or segregate assets to be used as collateral. The Fund actively trades its investments, which can result in significant fluctuations in the Fund's portfolio turnover rate.
While the Fund anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income instruments,
2 | PROSPECTUS

money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
PROSPECTUS | 3

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
4 | PROSPECTUS

Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that a large investor, including certain other investment companies, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund's performance or liquidity may be adversely affected as the Fund tends to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
PROSPECTUS | 5

Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. The information also shows how the Fund's performance compares with the returns of a Morningstar category average consistent with the Fund's investment strategy. This category average, the Morningstar Long/Short Equity Category Average, is the average return of funds Morningstar places in the long/short category based on their portfolio statistics and compositions over the past three years. Long-short portfolios generally hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. At least 75% of the assets of funds in this category are comprised of equity securities or
6 | PROSPECTUS

derivatives. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
Important Note: Effective January 28, 2015, significant changes to the Fund’s principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Fund’s performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued by the Fund, and is not indicative of the Fund’s future performance.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2021	9.84%
Lowest Quarter	March 31, 2020	-8.47%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	9.12%	2.46%	2.65%
Return After Taxes on Distributions	8.87%	2.12%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	5.40%	1.74%	1.89%
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.05%	1.89%	1.26%
Morningstar Long/Short Equity Category Average (reflects no deduction for fees, expenses or taxes)	9.28%	5.29%	3.25%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
PROSPECTUS | 7

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Samir Sanghani	Since 2015	Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2015	Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
8 | PROSPECTUS

Guggenheim Large Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Large Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.56%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.34%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.87%
1
Other expenses are based on estimated expenses for the current fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.90%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$89	$350	$632	$1,436
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PROSPECTUS | 9

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000® Value Index. Although a universal definition of large market capitalization companies does not exist, the Fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index, which is an unmanaged index measuring the performance of the large cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower expected growth values. As of December 31, 2022, the Russell 1000® Value Index consisted of securities of companies with market capitalizations that ranged from approximately $270.2 million to $773.4 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, or to increase returns. The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of sectors or industries.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
10 | PROSPECTUS

Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
PROSPECTUS | 11

Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality
12 | PROSPECTUS

requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, real estate investment trusts (“REITs”) are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 13

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	18.70%
Lowest Quarter	March 31, 2020	-27.91%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	9.09%	11.45%	8.47%
Return After Taxes on Distributions	5.77%	8.83%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	7.06%	8.49%	6.09%
Index
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
James P. Schier	Since 2015	Senior Managing Director and Portfolio Manager
David G. Toussaint	Since 2017	Managing Director and Portfolio Manager
Chris Phalen	Since 2023	Managing Director and Portfolio Manager
Gregg Strohkorb	Since 2015	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2018	Director and Portfolio Manager

*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 15

Guggenheim Market Neutral Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Market Neutral Real Estate Fund (the “Fund”) seeks to provide capital appreciation, while limiting exposure to general stock market risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.52%
Interest Expenses	0.01%
Remaining Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.62%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.38%
1
Amounts are based on estimated amounts for the current fiscal year.
2
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”) has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.40%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$141	$488	$859	$1,902
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will employ a fundamental long-short real estate strategy that seeks to neutralize exposure to general stock market risk and volatility by taking both long and short positions in real estate investments. The Fund’s investment approach seeks to provide positive returns that are neutral with regard to other major asset classes and volatility, but the Fund’s returns may be negative during certain periods.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving long and short exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential, or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, and American Depositary Receipts (“ADRs”). The Fund may also invest in exchange-traded notes (“ETNs”) giving exposure to real estate markets. The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund will usually obtain exposure to short positions by entering into derivative instruments. Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate.
The Investment Manager will make investment decisions based primarily on a relative value fundamental framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets over time based on macroeconomic, industry-specific, and other factors. The Fund pursues a pair-trading strategy commonly referred to as “market neutral” because it is intended to maintain long and short positions that offset one another. As a result, the Fund’s net market exposure will normally approximate zero. The Fund’s long-short strategy is designed to reduce the Fund’s overall exposure to general stock market movements and produce returns that are uncorrelated to other major asset classes. The Fund may reinvest the proceeds of its short sales by taking additional long positions.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives. The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund's short exposure and may also be used to hedge the Fund’s portfolio, to maintain long exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.
A significant portion of the Fund’s assets will be held in cash or cash equivalents including, among other things, shares of money market funds. These cash or cash equivalent holdings may include proceeds from the Fund's short sales and may serve as collateral for the positions the Fund takes and also to earn income for the Fund.
PROSPECTUS | 17

The Fund may also invest a substantial portion of its assets, including proceeds of its short sales, in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities, such as high yield, high risk debt securities (also known as “junk bonds”), asset-backed securities and commercial paper. Such investments will expose the Fund to the risks of these asset categories, such as credit and interest rate risk.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Cash and Cash Equivalents Risk—When a significant  portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability,
18 | PROSPECTUS

counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
The Fund’s investments in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities expose the Fund to credit and interest rate risk. In addition, these investments expose the Fund to the risks associated with asset-backed securities, collateralized loan and debt obligations, commercial paper and high yield and unrated securities.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
There is no guarantee that the Fund will be able to neutralize or limit exposure to general stock market risk. The Fund’s use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund’s short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Real Estate Investments Risk—The Fund invests in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
20 | PROSPECTUS

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2020	11.68%
Lowest Quarter	June 30, 2020	-4.76%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Institutional Class	2/26/2016
Return Before Taxes		3.21%	2.88%	2.92%
Return After Taxes on Distributions		2.08%	2.33%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares		1.90%	2.04%	2.05%
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		5.05%	1.89%	1.59%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Michael S. Chong	Since 2021	Managing Director and Portfolio Manager
Samir Sanghani	Since 2021	Managing Director and Portfolio Manager
*
Primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
22 | PROSPECTUS

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 23

Guggenheim Risk Managed Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Risk Managed Real Estate Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.59%
Short Sales Dividend and Interest Expense	0.39%
Remaining Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.34%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.29%
1
Other expenses are based on estimated expenses for a full fiscal year.
2
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.10%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$131	$420	$729	$1,608
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments by combining a traditional long-only REIT strategy sleeve and a market-neutral long/short strategy sleeve.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and American Depositary Receipts (“ADRs”). The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate. The Investment Manager will make investment decisions based primarily on a fundamental relative value framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations monthly between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, the Investment Manager expects the Fund’s net exposure over time will be long biased. The Fund may reinvest the proceeds of its short sales by taking additional long positions, or it may use leverage to maintain long positions in excess of 100% of net assets.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.
While the Fund will principally invest in securities listed, traded or dealt in the United States, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
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Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing
26 | PROSPECTUS

transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the
PROSPECTUS | 27

ADRs in the Fund’s portfolio are subject to risks common to foreign securities as well as fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Real Estate Investments Risk—The Fund invests in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense
28 | PROSPECTUS

competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
PROSPECTUS | 29

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	16.17%
Lowest Quarter	June 30, 2022	-15.61%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Institutional Class	3/28/2014
Return Before Taxes		13.00%	9.32%	8.99%
Return After Taxes on Distributions		11.50%	7.18%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares		7.62%	6.58%	6.11%
Index
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)		13.73%	7.39%	6.88%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Michael S. Chong	Since 2021	Managing Director and Portfolio Manager
Samir Sanghani	Since 2021	Managing Director and Portfolio Manager
*
Primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
30 | PROSPECTUS

Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 31

Guggenheim Small Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	2.42%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3.18%
Fee Waiver (and/or expense reimbursement)[2],[3]	-2.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.03%
1
Other expenses are based on estimated expenses for a full fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.05%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$105	$778	$1,476	$3,336
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
32 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000® Value Index. Although a universal definition of small-capitalization companies does not exist, the Fund generally defines small-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, which is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2022, the Russell 2000® Value Index consisted of securities of companies with market capitalizations that ranged from approximately $16.8 million to $8.3 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of sectors or industries.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
PROSPECTUS | 33

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will
34 | PROSPECTUS

reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage
PROSPECTUS | 35

(and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, real estate investment trusts (“REITs”) are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
36 | PROSPECTUS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	25.83%
Lowest Quarter	March 31, 2020	-33.08%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	10.87%	10.50%	5.63%
Return After Taxes on Distributions	7.48%	9.09%	3.19%
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	7.96%	3.56%
Index
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
James P. Schier	Since inception (2008)	Senior Managing Director and Portfolio Manager
David G. Toussaint	Since 2017	Managing Director and Portfolio Manager
Chris Phalen	Since 2023	Managing Director and Portfolio Manager
Gregg Strohkorb	Since 2015	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2018	Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PROSPECTUS | 37

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
38 | PROSPECTUS

Guggenheim SMid Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim SMid Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.23%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.94%
1
Other expenses are based on estimated expenses for a full fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.05%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$96	$308	$538	$1,198
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PROSPECTUS | 39

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of small- and mid-capitalization (i.e., SMid-capitalization) companies does not exist, the Fund generally defines SMid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2022, the Russell 2500® Value Index consisted of securities of companies with market capitalizations that ranged from approximately $16.8 million to $22.3 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of sectors or industries.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
40 | PROSPECTUS

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will
PROSPECTUS | 41

reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest  in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate and the real estate market generally. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgages and other types of financing; changes in the real estate values and interest rates; fluctuations in occupancy levels and demand for properties or real estate-related services; decline in value of (or income generated by) the real estate; variations in rental income; and changes in financing terms that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and real estate is a
42 | PROSPECTUS

cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences and values, and government actions. Real estate companies may also be affected by changing interest rates and credit quality requirements. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, real estate investment trusts (“REITs”) are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT may also decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risk of default. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares.
PROSPECTUS | 43

On January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (formerly, the Guggenheim Mid Cap Value Institutional Fund), which also was an investment company registered under the Investment Company Act of 1940 and pursued the same investment objective and principal investment strategies as the Fund and was managed in the same manner, reorganized with and into Institutional Class shares of the Fund. The Fund has adopted the Guggenheim SMid Cap Value Institutional Fund's performance history with respect to its Institutional Class shares. Accordingly, the performance of the Institutional Class shares of the Fund shown below is the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns shown below for the Guggenheim SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund and could have been lower had such an adjustment been made.
As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	24.04%
Lowest Quarter	March 31, 2020	-31.35%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	9.57%	12.07%	7.65%
Return After Taxes on Distributions	7.03%	8.63%	4.21%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	8.83%	5.01%
Index
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	15.98%	10.79%	7.42%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
44 | PROSPECTUS

Name*	Experience with the Fund	Primary Title with Investment Manager
James P. Schier	Since inception (1997)	Senior Managing Director and Portfolio Manager
David G. Toussaint	Since 2017	Managing Director and Portfolio Manager
Chris Phalen	Since 2023	Managing Director and Portfolio Manager
Gregg Strohkorb	Since 2015	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2015	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Burak Hurmeydan	Since 2018	Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 45

Guggenheim StylePlus—Large Core Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Large Core Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.52%
Interest Expenses	0.28%
Remaining Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver (and/or expense reimbursement)[2]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.36%
1
Other expenses are based on estimated expenses for a full fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$138	$439	$762	$1,676
The above Example reflects applicable contractual fee waiver arrangements for the current duration of the arrangements only.
46 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the S&P 500® Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2022, the Index consisted of securities of companies with market capitalizations that ranged from approximately $6.5 billion to $3 trillion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including, but not limited to, total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that the Investment Manager believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities (“Guggenheim short-term funds”). These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk
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debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity and valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
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Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
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Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
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High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, Guggenheim short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund (or an underlying fund) thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at
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periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
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Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	22.60%
Lowest Quarter	March 31, 2020	-21.89%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	27.08%	14.58%	11.56%
Return After Taxes on Distributions	25.66%	11.60%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	16.02%	10.97%	7.97%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Qi Yan	Since 2016	Managing Director and Portfolio Manager
Adam J. Bloch	Since 2018	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2013	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 55

Guggenheim StylePlus—Mid Growth Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Mid Growth Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.74%
Interest Expenses	0.26%
Remaining Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses	1.59%
1
Other expenses are based on estimated expenses for a full fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the Russell Midcap® Growth Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market
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capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2022, the Index consisted of securities of companies with market capitalizations that ranged from approximately $669.6 million to $73.3 billion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including but not limited to total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that the Investment Manager believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities (“Guggenheim short-term funds”). These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity and valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending
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arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price
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fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
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Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, Guggenheim short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund (or an underlying fund) thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	31.88%
Lowest Quarter	March 31, 2020	-23.77%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	26.71%	12.78%	9.79%
Return After Taxes on Distributions	25.45%	9.54%	6.34%
Return After Taxes on Distributions and Sale of Fund Shares	15.80%	9.58%	6.79%
Index
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	1 Year	5 Years	10 Years
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Qi Yan	Since 2016	Managing Director and Portfolio Manager
Adam J. Bloch	Since 2018	Managing Director and Portfolio Manager
Farhan Sharaff	Since 2013	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim World Equity Income Fund

INVESTMENT OBJECTIVE
The Guggenheim World Equity Income Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.54%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.94%
1
Other expenses are based on estimated expenses for a full fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.97%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$96	$364	$652	$1,474
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.
While the Fund tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants and rights. The Fund invests in securities denominated in a wide variety of currencies.
The Fund may invest in a variety of investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers.
Typically, although the Fund does not usually hold a significant portion of its assets in derivatives, the Fund invests in derivatives, which may consist of forwards, options, swaps and futures contracts (some of these instruments may be traded in the over-the-counter market) in order to maintain exposure to the securities and currency markets at times when it is unable to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Fund may seek to reduce the Fund's foreign currency exposure associated with its foreign investments by engaging in transactions and derivatives designed to hedge against adverse movements in foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, and options. At times, the Fund engages in extensive foreign currency hedging transactions.
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), will actively manage the Fund’s portfolio while utilizing quantitative analysis to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that collectively have the ability to provide dividend yields in excess of the Fund’s benchmark, the MSCI World Index (Net) (“MSCI Index”) and typically a lower historic volatility. In selecting investments, the Investment Manager will consider the dividend yield potential of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization, among other factors or security characteristics. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries globally, the Fund may also invest in securities that are not included in the MSCI Index. The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.
The Fund may invest in a limited number of sectors or industries, including the technology, consumer staples and financial sectors.
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Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Capitalization Securities Risk—The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund's foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the
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securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage and liquidity risks.
Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
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Geographic Focus Risk. Because the Fund, from time to time, focuses its investments in different geographic regions, the Fund’s performance may be particularly susceptible to adverse social, political, natural and man-made catastrophic and economic conditions or events within such regions. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Canada. Because the Fund, from time to time, focuses its investments in Canada, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Canada. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because the Fund, from time to time, focuses its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
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Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	16.78%
Lowest Quarter	March 31, 2020	-23.37%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	12.34%	9.94%	6.84%
Return After Taxes on Distributions	11.37%	7.08%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	7.27%	6.65%	4.55%
Index
MSCI World Index (Net)[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%
1
The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Farhan Sharaff	Since 2013	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Evan Einstein	Since 2017	Managing Director and Portfolio Manager
Douglas Makin	Since 2020	Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. For purposes of such an 80% policy, derivatives usually will be based on their notional value and the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund will count the absolute value of securities sold short. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”) (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
The Guggenheim World Equity Income Fund will determine the country of an issuer of a security based on: (a) the issuer’s domicile or location of headquarters; (b) where the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed or where it has at least 50% of its assets; (c) the principal trading market for the security; (d) the currency in which the security is denominated; or (e) the classification of the country of an issuer by a third-party index provider. Investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other clients for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
Each Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” Unless otherwise indicated, in determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities.
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Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendment could cause some Funds to change their names or investment policies and make other operational adjustments. Implementation of any such change, which would need to be made prior to December 2025, could adversely impact a Fund’s operations and investment strategies. To this point, the impact of the rule amendments is still uncertain and under assessment.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities and other assets. A high turnover rate may increase transaction costs, including brokerage commissions, dealer markups and other transaction costs on the sale of the assets and on reinvestment in other assets, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund and adversely affect a Fund's performance.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore a Fund's investments and a shareholder’s investment in a Fund may be particularly subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed Securities Risk—The Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
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Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed-security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of a Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance. Other regulatory, legislative or governmental actions may also adversely impact investments in asset-backed securities.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which a Fund invests, with such risks primarily associated with the particular assets
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collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national
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economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly
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(or earlier) or slower (or later) than expected, each of which may adversely affect a Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect a Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Capitalization Securities Risk—A Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, a Fund may be subject to the risk that the pre-dominate capitalization range represented in a Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. A Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Cash and Cash Equivalents Risk — When all or a portion of a Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and a Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly, such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, a Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, a Fund’s investment in CLO securities will provide it with indirect exposure to the underlying commercial or other loans; this indirect investment structure presents certain risks to a Fund. For example, a Fund’s interest in CLO securities may be less liquid than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by a Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to the other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the
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highest potential yield relative to the other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet a Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, a Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). A Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose a Fund to risks similar to fixed income securities and also will expose a Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which a Fund invests, with certain classes or tranches being subject to heightened risks.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default. A Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
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Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund are subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Correlation Risk—A number of factors may affect the ability to track an underlying investment, such as an index, through a management strategy or a derivative instrument or an underlying fund. Factors may include, for example, derivatives contracts costs or underlying fund fees and expenses. There can be no guarantee that an investment will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving the objective pursued by an investment. A number of factors may adversely affect correlation with the underlying investment, including fees, expenses, transaction costs, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being forced to liquidate a position at an inappropriate time.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to a Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
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A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to a Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality, and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
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The loans and debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If a Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, a Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to a Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on a Fund of fluctuations in the value of currencies may be magnified. To the extent a Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.
A Fund may engage in transactions and derivatives designed to reduce the Fund's exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions.
Depositary Receipt Risk—A Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. A Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADSs are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in a Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of a Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. Depositary receipts are generally subject to the same risks as the foreign
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securities that they evidence or into which they may be converted. A Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of a Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes a Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for a Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes a Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which a Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts can be used to reduce a Fund’s exposure to changes in the value of the currency it will deliver, to shift exposure to foreign currency fluctuations from one currency to another or to increase a Fund’s exposure to changes in the value of the currency that it will receive for the duration of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Also, there have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the
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currency increases. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. A Fund engaging in forward foreign currency exchange contracts will be subject to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund. Such transactions may be physically-settled or cash-settled. In addition, forward foreign currency exchange contracts are frequently short in duration but may be entered into for longer times. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index, interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options are also used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio
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securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to a Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Funds to place certain trades. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of a Fund.
Dividend-Paying Stock Risk—A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer's ability to declare and pay dividends, which would affect the Fund's performance and ability to generate income.
Emerging Markets Risk—A Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund's investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
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To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, a Fund's investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Exchange-Traded Notes Risk—Certain Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed-income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. A Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will typically give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived by a Fund from ETNs for U.S. federal income tax purposes may be affected by future legislation.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, a Fund’s investment may sharply decrease in value and the Fund’s income from the investment may
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quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, a Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
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Geographic Focus Risk—Asia—Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Asia, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Asia. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. As a result, the Fund’s performance may be more volatile than the performance of, and an investment in the Fund may be riskier than, a more geographically diversified fund.
Geographic Focus Risk- Australia- Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Australia, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy and, in turn, the Fund’s investments in Australian issuers particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Asian countries and other regions or specific countries may affect the value of the Fund’s investments in Australian issuers. Australia is also particularly prone to natural disasters such as floods, droughts and fires, and the Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Geographic Focus Risk—Canada—Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Canada, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Canada. Because Canada’s economy depends heavily on several major trading partners (including the U.S., China, and other European countries) and on certain industries (including service, manufacturing, natural resources, and energy), the Canadian economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Canadian Dollar, and macroeconomic events disrupting its major industries. As a result, the Fund’s performance may be more volatile than the performance of, and an investment in the Fund may be riskier than, a more geographically diversified fund and the investment may be riskier.
Geographic Focus Risk—Europe—Because the Guggenheim World Equity Income Fund, from time to time, focuses its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political, natural or man-made catastrophic and economic conditions or events within Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund’s investments. As a result, the Fund’s performance may be more volatile than the performance of, and an investment in the Fund may be riskier than, a more geographically diversified fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high risk debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or are unrated and have been determined by an Investment Manager to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles.
The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of a Fund that invests in such securities and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/
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ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in a Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment.
Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of a Fund's investments  (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund.
Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce a Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
Increasing Government and other Public Debt—Government and other public debt, including municipal obligations in which a Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which a Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Inflation Risk—A Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power
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of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached historically high levels in recent periods and the U.S. Federal Reserve (“Federal Reserve”) has increased interest rates significantly to seek to reduce it.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. The impact of interest rate changes on a fixed-income and other debt instrument depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by a Fund or to which a Fund is exposed (i.e., the longer the average portfolio duration of a Fund), the more a Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and a Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
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The Federal Reserve has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Funds’ investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Funds’ investments and the Funds’ performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed-Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of a Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), can also result in increased redemptions from a Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact a Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for a Fund.
Current Fixed-Income and Debt Market Conditions—Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact a Fund’s investments and may negatively impact a Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
A Fund that invests in derivatives tied to fixed-income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, or otherwise adversely affect the Fund’s portfolio. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other investment companies, large retirement plans and other large investors. A Fund is subject to the risk that one or more large investors can purchase or redeem a large percentage of Fund shares at any time, the risk of which is particularly acute under current conditions. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, a Fund’s performance may suffer and a Fund can incur high turnover, incur brokerage costs, realize gains or losses at inopportune times, lose money, hold a less liquid portfolio or experience other adverse consequences. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, investment companies advised by an Investment Manager, or an affiliate of an Investment Manager, that invest in short-term
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fixed-income or floating rate securities (“Guggenheim short-term funds”) or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
The Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund invest a substantial portion of their assets in Guggenheim short-term funds. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest. Also, the performance of an underlying fund or other investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a fund to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
Investments in other investment companies or investment vehicles may expose a Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).
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An investment by a Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the fund’s shares; the fund may fail to correctly track the referenced asset (if any); and the fund may hold troubled securities.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower's obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that a Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. A Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. A Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed by an Investment Manager to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are
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traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value, and a Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, a Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
The Funds that invest in loans, invest predominantly in or are exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel or other advisors. In
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addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, each Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states .
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Large-Capitalization Securities Risk—A Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged and may magnify losses. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.
The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities or other assets when it otherwise would not do so. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging
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may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values or as a result of developments adversely affecting the real estate industry.
Investments in other investment companies and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may also expose a Fund to financial leverage and, thus, expose the Fund to leverage risk which could be in addition to risks from other forms of leverage.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If a Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt or other instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ fair valuation policy and procedures and Investment Managers’ fair valuation policy and procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and a Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of a Fund’s assets could potentially experience significant levels of illiquidity. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
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Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to lose value in or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance. However, a Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments.
An Investment Manager may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for a Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable a Fund to achieve its investment objective and a Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and an Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. A Fund may also be adversely affected by an Investment Manager’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.
There is no guarantee that the Guggenheim Market Neutral Real Estate Fund will be able to neutralize or limit exposure to general stock market risk. The Fund's use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund's short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as
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increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affecting a Fund's performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect a Fund's performance or operations.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that a Fund's investments will increase in value along with the broader markets and a Fund’s investments may underperform general securities markets or other investments. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose a Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Managers potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Funds’ service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund's investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption could also prevent a Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. This may adversely affect a Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as a Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, a Fund’s investments.
Mid-Capitalization Securities Risk—A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally
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pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Quantitative Investing Risk—There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”). A Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool, such as the failure to properly gather, arrange and analyze data. A qualitative tool may be more effective with certain instruments or strategies than others. A Fund is subject to the risk that any quantitative tools used by an Investment Manager will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected and may result in misidentified investments and investment losses.
Real Estate Investments Risk—A Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in building,
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environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as earthquakes, hurricanes and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.
Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If a Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.
The value or price of real estate company securities may drop because of, among other adverse events, the defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Regulatory and Legal Risk—A Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies such as the Funds. The impact of the rule amendments on the Funds is uncertain and under assessment.
REIT Risk—REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) may be subject to the risks of default. REITs may be more volatile and/or more illiquid than other types of securities. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, a Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which
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may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Investments in REITs are also subject to risks described under “Real Estate Investments Risk” above.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield . The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
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Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Sector Emphasis Risk—A Fund may invest a significant amount of its assets in one or more sectors. If a Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. Such issuers may also react similarly to these developments or conditions. To the extent a Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors. The Funds’ shareholder reports contain recent information about the Funds’ holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Consumer Discretionary-Investments in consumer discretionary companies can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
Sector Emphasis Risk-Consumer Staples—Investments in consumer staples companies are subject to government regulation affecting the underlying products, which may negatively impact such companies’ performance. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. Certain companies and products are highly scrutinized by the public and susceptible to litigation, which may adversely affect performance.
Sector Emphasis Risk-Energy Risk-Investments in energy companies (or a group of industries related to the energy industry) are subject to risks such as their cyclical nature and high dependence on commodity prices. The market values of companies in the energy industry could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Fund’s holdings and the performance of the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments
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negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market. The financial sector is particularly sensitive to systemic risk and contagion, meaning that one or a series of adverse events at one or a small group of financial institutions can adversely affect the broader financial sector. In particular, depository institutions, such as banks, credit unions and savings and loans companies, are susceptible to failure and can be placed into government receivership or conservatorship to be wound down and liquidated, with depositors and general creditors being unable to recover the full amount of deposits and other amounts owed to them, if at all. These or similar events at one depository institution could lead to multiple depository institution failures caused by runs on deposits based on public perception of the strength of a particular bank or the banking sector as a whole. A Fund’s holdings in securities issued by a depository institution or its holding company that is placed in receivership or conservatorship would likely be severely, if not completely, devalued.
Sector Emphasis Risk-Industrials Risk—The value of securities in the industrials sector may rely on the financial success of and investor demand for specific products or services within the industrials sector and for industrials sector products in general. Changes in or volatility of commodities prices may affect the performance of companies in the industrials sector. Many factors affecting commodities are unpredictable. Global trends including inflation, trade, competition, labor relations, environmental responsibility and access to resources may also impact the success of the industrials sector. Specific industries within the industrials sector may be more susceptible to changes in government spending, particularly aerospace and defense companies. Government regulation or deregulation of specific products or services within the industrials sector or the sector generally may impact the value of securities in the industrials sector.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes a Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Small-Capitalization Securities Risk—A Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may
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be difficult for a Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Tax Risk—A Fund must derive at least 90% of its gross income each taxable year from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under the  Internal Revenue Code of 1986, as amended (the “Code”). This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. If it is not obligated by law to do so, there is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds’ investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities or other assets. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers. A cyber incident or sudden market disruption could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational
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functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Funds or an Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or an Investment Manager (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower or the lending agent, a Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. To the extent a borrower pledges non-cash collateral, the Fund will earn lending fees paid by the borrower through the lending agent. It is possible that, should the Fund's lending agent experience financial difficulties or bankruptcy, the Fund may not receive the fees it is owed.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Managers

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of Security Investors were approximately $8.6 billion.
Guggenheim Partners Investment Management, LLC (“GPIM”, and with Security Investors, each is an “Investment Manager” and together, “Investment Managers” or “Guggenheim Investments”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of GPIM were approximately $195.1 billion.
The Investment Managers make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. In carrying out these functions, the personnel of the Investment Managers operate in teams with various roles. For example, the macroeconomic research team develops the outlook for key economic themes and trends; a sector/security research team selects specific securities for investment consideration and identifies the outlook for different sectors; a portfolio construction team targets investment portfolio positionings and sector weightings; and the portfolio management team provides portfolio monitoring and implementation and risk management services.
Each of the Investment Managers is registered with the CFTC as a commodity pool operator (“CPO”) and GPIM is registered as a commodity trading advisor (“CTA”), and each is a member of the National Futures Association in such capacities. Security Investors acts as CPO for Guggenheim Alpha Opportunity Fund, Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund.
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Each Investment Manager is a wholly-owned subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners, LLC with the supervision of more than $295 billion of assets as of September 30, 2023. Guggenheim Partners, LLC is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Management Fees
The following chart shows the contractual investment management fees to be paid by each Fund.
Contractual Management Fees (expressed as a percentage of average daily net assets)
Guggenheim Alpha Opportunity Fund	0.90%
Guggenheim Large Cap Value Fund	0.65%
Guggenheim Market Neutral Real Estate Fund	1.10%
Guggenheim Risk Managed Real Estate Fund	0.75%
Guggenheim Small Cap Value Fund	0.75%
Guggenheim SMid Cap Value Fund	0.75%
Guggenheim StylePlus—Large Core Fund	0.75%
Guggenheim StylePlus—Mid Growth Fund	0.75%
Guggenheim World Equity Income Fund	0.70%
The Investment Managers have contractually agreed through February 1, 2025 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of a Fund to an indicated annual percentage of average daily net assets for Class R6 shares.
Fund	Class R6 Expense Limit
Guggenheim Alpha Opportunity Fund	1.51%
Guggenheim Large Cap Value Fund	0.90%
Guggenheim Market Neutral Real Estate Fund	1.40%
Guggenheim Risk Managed Real Estate Fund	1.10%
Guggenheim Small Cap Value Fund	1.05%
Guggenheim SMid Cap Value Fund	1.05%
Guggenheim StylePlus—Large Core Fund	1.39%
Guggenheim StylePlus—Mid Growth Fund	1.81%
Guggenheim World Equity Income Fund	0.97%
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
The Investment Managers have also contractually agreed through February 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
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Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds' Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
The Investment Managers must waive certain fees and/or reimburse certain expenses associated with certain Funds’ service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Managers or the Funds’ administrator ceases to serve as such.
The information provided in the Performance Information section of each Fund’s Fund Summary reflects the effect of any fee waivers and/or expense reimbursements by the Investment Manager and/or any of its affiliates that were in place during the performance periods shown, which, if not in place during the applicable performance periods, would have resulted in higher expenses and lowered the returns shown. A Fund's annual operating expenses may vary throughout the period and from year to year.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2023.
Portfolio Managers
The composition of the portfolio management team of a Fund may change from time to time. The following individuals serve as Portfolio Managers of the Funds:
Guggenheim Alpha Opportunity Fund—Samir Sanghani, Burak Hurmeydan and Farhan Sharaff are primarily responsible for the day-to-day management of the Fund.
Guggenheim Large Cap Value Fund—James P. Schier, David G. Toussaint, Chris Phalen, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim Market Neutral Real Estate Fund—Michael S. Chong and Samir Sanghani are primarily responsible for the day-to- day management of the Fund.
Guggenheim Risk Managed Real Estate Fund—Michael S. Chong and Samir Sanghani are primarily responsible for the day-to- day management of the Fund.
Guggenheim Small Cap Value Fund—James P. Schier, David G. Toussaint, Chris Phalen, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim SMid Cap Value Fund—James P. Schier, David G. Toussaint, Chris Phalen, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Large Core Fund—Qi Yan, Adam J. Bloch and Farhan Sharaff are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Mid Growth Fund—Qi Yan, Adam J. Bloch and Farhan Sharaff are primarily responsible for the day-to-day management of the Fund.
Guggenheim World Equity Income Fund—Farhan Sharaff, Evan Einstein and Douglas Makin are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Samir Sanghani, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Alpha Opportunity Fund since January 2015 and co-managed Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since February 2021. Mr. Sanghani joined Guggenheim in 2008. His responsibilities include portfolio management, research, and development of new strategies. As Head of the Quantitative Strategies Group in Santa Monica, Mr. Sanghani manages products covering long-only equities,
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long-short equities, core fixed income, and multi-asset allocation. As Portfolio Manager for REIT products he covers real estate equity long-only and long-short strategies. Prior to joining the firm, he was founder and portfolio manager of a value/opportunistic long-short equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PricewaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
Burak Hurmeydan, Ph.D., Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Alpha Opportunity Fund since January 2015, and Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since November 2018. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management from 2008 to 2009. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of Guggenheim Investments. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since August 2015, Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim World Equity Income Fund since August 2013, and Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2013. Mr. Sharaff joined Guggenheim Investments in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Investments, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
James P. Schier, CFA, Senior Managing Director and Portfolio Manager of Guggenheim Investments, has been the manager of Guggenheim SMid Cap Value Fund since its inception (May 1997), Guggenheim Small Cap Value Fund since its inception (July 2008), and Guggenheim Large Cap Value Fund since August 2015. While employed by Guggenheim Investments, he also served as a research analyst. Prior to joining Guggenheim Investments in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.
Gregg Strohkorb, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, has managed Guggenheim SMid Cap Value Fund, Guggenheim Large Cap Value Fund and Guggenheim Small Cap Value Fund since August 2015. Mr. Strohkorb joined Guggenheim Investments in 2006 and also serves as a senior quantitative research analyst. Prior to joining the firm, Mr. Strohkorb was a Quantitative Equity Analyst for Denver Investment Advisors and a small hedge fund. In addition, Mr. Strohkorb has extensive experience in software development, systems management and database management. This includes experience with Morgan Stanley in international equity trading, settlement, corporate actions and securities lending systems. He earned a B.S. in Biological Sciences and an M.S. in Applied Science from The College of William and Mary and an MBA in International Business from the American Graduate School of International Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
Qi Yan, Managing Director and Portfolio Manager in equity and equity derivative strategies of Guggenheim Investments. He has co-managed Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2016. Mr. Yan joined Guggenheim Investments in 2005. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.
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David G. Toussaint, CFA, Managing Director and Portfolio Manager of Guggenheim Investments. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since January 2017. Mr. Toussaint has more than 25 years of investment industry experience. From 2012 to 2016, Mr. Toussaint was a Senior Equity Research Analyst covering the energy, utilities, and healthcare sectors for the value equity funds. From 2000 to 2012, he served as the portfolio manager for the firm’s high yield mutual fund strategy. Prior to joining Guggenheim Investments in 2000, Mr. Toussaint was a fixed-income credit research analyst and an investment accounting manager for Allstate Insurance. Mr. Toussaint earned a B.A. in Economics from the University of Illinois, a M.S. in Accounting from DePaul University and an MBA in Finance from the University of Chicago. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst® designation.
Evan Einstein, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim World Equity Income Fund since January 2017. Mr. Einstein joined Guggenheim in 2010 and is head of the Global Alpha Equity team. He is a quantitative portfolio manager responsible for model development and portfolio optimization. He has previously worked for Oppenheimer Institutional’s small-cap value portfolio management desk as well as for State Street Global Advisors global equity trading analytics. Prior to this, Mr. Einstein was CTO and founding partner at Elkweb Information Systems, an internet technology and information firm. He has received his B.S. degree in Electrical Engineering from Syracuse University and an MBA from Babson College.
Adam J. Bloch, Managing Director and Portfolio Manager of Guggenheim Investments. He has co-managed Guggenheim StylePlus—Large Core Fund and StylePlus—Mid Growth Fund since November 2018. Mr. Bloch joined Guggenheim Guggenheim Investments in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania.
Douglas Makin, Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim World Equity Income Fund since July 2020. Mr. Makin joined Guggenheim Investments in 2011 and has over 20 years’ experience in the financial markets across a variety of fields including portfolio management, risk and performance management, product development and trade execution. He currently oversees strategy implementation, working with co-portfolio managers, research analysts and traders to manage day-to-day risk. Prior to joining Guggenheim Investments, he has worked as a Senior Equity Analyst at ABN-AMRO in New York where he covered and published research on global telecom companies. Mr. Makin holds a BA in European History from the University of Colorado.
Michael S. Chong, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since February 2021. Mr. Chong joined Guggenheim in 2014, helping to launch the Guggenheim Risk Managed Real Estate Fund. He is currently responsible for REITs across the long-only, long-short, and risk managed strategies. Prior to joining Guggenheim, Mr. Chong was a Portfolio Manager at Deutsche Asset Management, covering real estate securities across the Americas. Previously, Mr. Chong was a Senior Equity Research Associate for Green Street Advisors covering the lodging REIT sector. Mr. Chong received his MBA from the Tuck School of Business at Dartmouth, AM in International Policy Studies from Stanford University, and BA in Politics from Pomona College. Mr. Chong has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Chris Phalen, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, and Guggenheim SMid Cap Value Fund since June 2023. Mr. Phalen joined Guggenheim Investments (or its predecessor) in 1993 and has over 25 years of experience in the financial service industry. Mr. Phalen has served as a Senior Equity Research Analyst covering the Industrials and Materials sectors for the value equity funds since 2011 and as the Director of Value Equity Research since 2019. He has also served as head of fixed income at a predecessor firm, Security Global Investors, as a fixed income portfolio manager for Security Benefit Corporation's life insurance general account, and as a mutual fund fixed-income portfolio manager. Mr. Phalen earned a B.S. in Business Administration and Accounting from the University of Kansas. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
PROSPECTUS | 109

Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Funds are not currently sub-advised, the Investment Managers and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers would provide the following oversight and evaluation services if a Fund uses a sub-adviser:
•
Performing initial due diligence on prospective sub-advisers for the Funds;
•
Monitoring the performance of the sub-advisers;
•
Communicating performance expectations to the sub-advisers; and
•
Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of any future sub-advisers. Although the Investment Managers will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:
•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;
•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and do not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;
•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and
•
Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
110 | PROSPECTUS

The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Opening Your Account
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
Tips to Successfully Complete Your Account Application
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.
•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to MUFG Investor Services (the “Transfer Agent”) does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
Transaction Information
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
PROSPECTUS | 111

Transaction Cut-Off Times
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.
Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*
Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
Transactions Through Your Financial Intermediary
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period as well as rights of accumulation and letter of intent. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of a share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Class R6 shares may be required to pay a commission to a broker in connection with transactions in Class R6 shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Class R6 shares of each Fund is listed in each Fund’s “Fund Summary.”
Newly purchased shares are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out (“FIFO”), last-in-first-out (“LIFO”) and highest cost-in-first-out (“HIFO”).
112 | PROSPECTUS

Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
Purchase Procedures
The Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.	Initial Purchase	Subsequent Purchases
Complete the account application that
corresponds to the type of account you are
opening.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.

Complete the Guggenheim Investments
investment slip included with your quarterly
statement or send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

PROSPECTUS | 113

BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account
application that corresponds to the type of
account you are opening.

Contact Client Services at 800.820.0888 to
obtain your new account number.

Use the Wire Instructions below to send
your wire.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103 BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

114 | PROSPECTUS

Canceled Purchase Orders
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
Redemption Procedures
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
PROSPECTUS | 115

BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
Your name;
•
Your shareholder account number;
•
Fund name(s);
•
Dollar amount or number of shares you would like to sell of each Fund;
•
Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and
•
Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
To the extent applicable, unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares (“non-covered shares” are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
Distributions from Qualified Retirement Accounts
Distributions from your tax-qualified plan or individual retirement account (“IRA”) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
Receiving Your Redemption Proceeds
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
116 | PROSPECTUS

If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
Medallion Signature Guarantees
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
Uncashed Check Policy
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
PROSPECTUS | 117

Exchange Procedures
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
Your name;
•
Your shareholder account number;
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);
•
Dollar amount, number of shares or percentage of Fund position involved in the exchange; and
•
Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class A shares of the Guggenheim Ultra Short Duration Fund, a fund in the Family of Funds that is offered in a separate prospectus which you can obtain upon request and you should consult prior to an exchange, are not subject to an initial sales charge or contingent deferred sales charge. However, Class A shares of the Guggenheim Ultra Short Duration Fund may be subject to a contingent deferred sales charge upon redemption if you acquire your Class A shares of the Guggenheim Ultra Short Duration Fund by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. The Guggenheim Ultra Short Duration Fund will use the date of the first share purchase to determine whether you must pay a contingent deferred sales charge when you redeem your Class A shares of the Guggenheim Ultra Short Duration Fund acquired in the exchange.
Dollar-Cost Averaging
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
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Account Policies

Shareholder Identification and Verification
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify your identity or the identity of your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
Changes to Your Account
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
Transactions Over Telephone or Internet
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
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Statements and Confirmations
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDelivery Services
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more email notices are returned as undeliverable.
Householding
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Guggenheim Investments Express Line—800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
Service and Other Fees
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:
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$15 for wire transfers of redemption proceeds under $5,000;
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$50 on checks returned for insufficient funds;
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$25 to stop payment of a redemption check within 10 Business Days of the settlement date;
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$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);
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$25 for bounced ACH transactions; and
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Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
Retirement Account Fees
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
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An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
Market Timing/Short-Term Trading
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within a certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request, in whole or in part, by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds or would pose a risk to shareholders.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Rights Reserved By the Funds
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii)
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your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
Unclaimed Property Laws
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Distribution and Shareholder Services

Class R6 Shares
No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales charges or pay 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund or for shareholder services.
Compensation to Dealers
Each Investment Manager, at its expense and out of its own resources, compensates financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments are made at the discretion of the Investment Manager to certain dealers who have sold shares of the Funds. The level of payments made to dealers generally varies and is significant in some cases. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
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Shareholder Services

Systematic Withdrawal Plan
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
Exchange Privilege
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Class R6 shares of the Funds may be exchanged only for Class R6 shares of another available fund.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
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Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
Dividend Payment Options
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
Tax on Distributions
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared. The amounts of Fund distributions are driven by federal tax requirements. A Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
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Taxes on Sales, Redemptions or Exchanges
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Back-Up Withholding
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Foreign Taxes
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Foreign Shareholders
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 21% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
Cost Basis
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit Fund shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
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You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
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Taking the current market value of its total assets;
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Subtracting any liabilities; and
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Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. Information that becomes known to a Fund or its agent after a Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or a Fund’s previously determined NAV. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated each Investment Manager as the respective valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own
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valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
With respect to any portion of a Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that a Fund could reasonable expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. Each Fund may also use third party service providers to model certain securities, using models to determine fair market value.
Please see the SAI for additional information about the valuations of the Funds securities and other assets and on how NAV is calculated.
General Information

Shareholder Inquiries
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
PROSPECTUS | 127

Other Information
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.
Each Fund offers other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Funds’ website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.
128 | PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in the Funds’ 2023 Annual Reports. The 2023 Annual Reports are available upon request and are incorporated by reference in the SAI.
Because Class R6 shares had not commenced operations as of the fiscal year ended September 30, 2023, financial highlights are presented for Institutional Class shares of each Fund. Annual returns would differ only to the extent that Class R6 and Institutional Class shares have different expenses.
PROSPECTUS | 129

Financial Highlights

Guggenheim Alpha Opportunity Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$24.59	$26.44	$24.65	$25.37	$27.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.17	.22	.25	.28
Net gain (loss) on investments (realized and unrealized)	3.97	(1.81)	1.85	(.72 )	(2.37)
Total from investment operations	4.14	(1.64)	2.07	(.47 )	(2.09)
Less distributions from:
Net investment income	(.17 )	(.21 )	(.28 )	(.25 )	(.31 )
Total distributions	(.17 )	(.21 )	(.28 )	(.25 )	(.31 )
Net asset value, end of period	$28.56	$24.59	$26.44	$24.65	$25.37

Total Return	16.89%	(6.31% )	8.46%	(1.87% )	(7.57% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,296	$25,632	$29,778	$32,260	$79,318
Ratios to average net assets:
Net investment income (loss)	0.64%	0.64%	0.82%	1.00%	1.05%
Total expenses[b]	1.56%	1.54%	1.58%	1.36%	1.22%
Net expenses[c,d,e]	1.49%	1.51%	1.50%	1.36%	1.21%
Portfolio turnover rate	309%	283%	169%	209%	126%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.04%	0.06%	0.02%	0.00% *	0.00% *
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	1.48%	1.50%	1.50%	1.36%	1.21%
130 | PROSPECTUS

Financial Highlights

Guggenheim Large Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.11	$49.39	$37.71	$43.08	$47.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.71	.52	.98	.71
Net gain (loss) on investments (realized and unrealized)	5.43	(3.38)	14.31	(2.84)	(2.63)
Total from investment operations	6.17	(2.67)	14.83	(1.86)	(1.92)
Less distributions from:
Net investment income	(.65 )	(.55 )	(1.44)	(.82 )	(.48 )
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.38)	(3.61)	(3.15)	(3.51)	(2.60)
Net asset value, end of period	$44.90	$43.11	$49.39	$37.71	$43.08

Total Return	14.48%	(6.20% )	40.93%	(5.35% )	(3.33% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,028	$5,246	$1,364	$477	$798
Ratios to average net assets:
Net investment income (loss)	1.61%	1.46%	1.10%	2.50%	1.65%
Total expenses[b]	1.21%	1.15%	1.24%	1.35%	1.14%
Net expenses[c,d,e]	0.87%	0.88%	0.89%	0.90%	0.90%
Portfolio turnover rate	19%	33%	19%	25%	37%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	—	—	—	—	—
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.87%	0.88%	0.89%	0.90%	0.90%
PROSPECTUS | 131

Financial Highlights

Market Neutral Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.77	$27.57	$27.92	$26.74	$25.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.06	.07	.09	.31
Net gain (loss) on investments (realized and unrealized)	(.31 )	(.78 )	(.31 )	2.23	1.73
Total from investment operations	.32	(.72 )	(.24 )	2.32	2.04
Less distributions from:
Net investment income	(.06 )	(.08 )	(.05 )	(.34 )	(.39 )
Net realized gains	—	—	(.06 )	(.80 )	(.23 )
Total distributions	(.06 )	(.08 )	(.11 )	(1.14)	(.62 )
Net asset value, end of period	$27.03	$26.77	$27.57	$27.92	$26.74

Total Return	1.21%	(2.57% )	(0.87% )	9.06%	8.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,257	$44,047	$53,609	$37,399	$5,479
Ratios to average net assets:
Net investment income (loss)	2.36%	0.21%	0.27%	0.32%	1.18%
Total expenses[b]	1.62%	1.64%	1.58%	1.85%	3.57%
Net expenses[c,d,e]	1.38%	1.39%	1.39%	1.40%	1.40%
Portfolio turnover rate	55%	49%	264%	355%	180%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Institutional Class	0.00% *	0.01%	—	0.00% *	0.03%
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Institutional Class	1.37%	1.38%	1.39%	1.40%	1.40%
132 | PROSPECTUS

Financial Highlights

Guggenheim Risk Managed Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.88	$37.34	$30.34	$34.51	$29.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.34	.41	.41	.43
Net gain (loss) on investments (realized and unrealized)	(.39 )	(5.42)	8.98	(2.58)	5.71
Total from investment operations	.35	(5.08)	9.39	(2.17)	6.14
Less distributions from:
Net investment income	(.73 )	(.66 )	(.65 )	(.71 )	(.64 )
Return of capital	(.20 )	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26 )
Total distributions	(2.22)	(2.38)	(2.39)	(2.00)	(.90 )
Net asset value, end of period	$28.01	$29.88	$37.34	$30.34	$34.51

Total Return	0.91%	(15.05% )	32.52%	(6.48% )	21.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,217	$409,719	$465,267	$290,551	$200,301
Ratios to average net assets:
Net investment income (loss)	2.43%	0.92%	1.18%	1.31%	1.38%
Total expenses[b]	1.34%	1.30%	1.10%	1.43%	1.61%
Net expenses[c,d,e]	1.29%	1.28%	1.10%	1.43%	1.60%
Portfolio turnover rate	21%	47%	80%	180%	122%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.02%	0.01%	0.00% *	0.01%	0.01%
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.90%	0.92%	0.94%	0.96%	1.00%
PROSPECTUS | 133

Financial Highlights

Guggenheim Small Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.68	$14.33	$9.54	$11.60	$14.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.16	.10	.09	.12
Net gain (loss) on investments (realized and unrealized)	1.42	(1.74)	4.81	(1.68)	(1.20)
Total from investment operations	1.61	(1.58)	4.91	(1.59)	(1.08)
Less distributions from:
Net investment income	(.22 )	—	(.12 )	(.21 )	(.23 )
Net realized gains	(.57 )	(.07 )	—	(.26 )	(1.33)
Total distributions	(.79 )	(.07 )	(.12 )	(.47 )	(1.56)
Net asset value, end of period	$13.50	$12.68	$14.33	$9.54	$11.60

Total Return	12.63%	(11.10% )	51.78%	(14.54% )	(5.96% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,076	$2,046	$1,522	$892	$3,143
Ratios to average net assets:
Net investment income (loss)	1.40%	1.13%	0.75%	0.82%	0.99%
Total expenses[b]	3.17%	3.24%	3.80%	2.86%	2.09%
Net expenses[c,d,e]	1.02%	1.04%	1.05%	1.05%	1.05%
Portfolio turnover rate	72%	37%	28%	40%	78%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	—	0.02%	—	—	—
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	1.01%	1.04%	1.05%	1.05%	1.05%
134 | PROSPECTUS

Financial Highlights

Guggenheim SMid Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Period Ended September 30, 2020[f]
Per Share Data
Net asset value, beginning of period	$8.98	$12.42	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.12	.08	.11
Net gain (loss) on investments (realized and unrealized)	1.04	(.82 )	3.77	(1.74)
Total from investment operations	1.15	(.70 )	3.85	(1.63)
Less distributions from:
Net investment income	(.33 )	(.22 )	—	—
Net realized gains	(1.70)	(2.52)	—	—
Total Distributions	(2.03)	(2.74)	—	—
Net asset value, end of period	$8.10	$8.98	$12.42	$8.57

Total Return	12.91%	(7.93% )	44.92%	(15.98% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,679	$81,792	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	1.26%	1.14%	0.70%	1.87%
Total expenses[b]	0.98%	1.03%	1.06%	1.09%
Net expenses[c,d,e]	0.94%	1.01%	1.02%	1.03%
Portfolio turnover rate	28%	39%	34%	41%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests, if any.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20
Institutional Class	0.04%	0.00% *	0.00%	0.00% *,f
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20
Institutional Class	0.94%	1.01%	1.02%	1.03% [f]
f
Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
PROSPECTUS | 135

Financial Highlights

Guggenheim StylePlus—Large Core Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$20.98	$27.10	$22.83	$20.31	$24.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.23	.10	.21	.35
Net gain (loss) on investments (realized and unrealized)	3.27	(4.97)	6.40	2.70	(.75 )
Total from investment operations	3.87	(4.74)	6.50	2.91	(.40 )
Less distributions from:
Net investment income	(.27 )	(.14 )	(.24 )	(.36 )	(.36 )
Net realized gains	(6.40)	(1.24)	(1.99)	(.03 )	(3.58)
Total distributions	(6.67)	(1.38)	(2.23)	(.39 )	(3.94)
Net asset value, end of period	$18.18	$20.98	$27.10	$22.83	$20.31

Total Return	22.06%	(18.78% )	30.12%	14.44%	1.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,158	$4,878	$6,260	$3,344	$3,747
Ratios to average net assets:
Net investment income (loss)	3.23%	0.88%	0.38%	1.01%	1.73%
Total expenses[b]	1.27%	1.00%	1.06%	1.08%	1.09%
Net expenses[c]	1.23%	0.95%	0.99%	1.04%	1.06%
Portfolio turnover rate	56%	62%	25%	69%	51%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
136 | PROSPECTUS

Financial Highlights

Guggenheim StylePlus—Mid Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.25	$52.71	$45.98	$39.64	$49.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	.22	.07	.24	.51
Net gain (loss) on investments (realized and unrealized)	5.05	(15.33)	13.65	7.09	(1.63)
Total from investment operations	5.87	(15.11)	13.72	7.33	(1.12)
Less distributions from:
Net investment income	(.26 )	—	(.29 )	(.53 )	(.52 )
Net realized gains	(10.73)	(3.35)	(6.70)	(.46 )	(8.52)
Total distributions	(10.99)	(3.35)	(6.99)	(.99 )	(9.04)
Net asset value, end of period	$29.13	$34.25	$52.71	$45.98	$39.64

Total Return	20.02%	(30.60% )	31.26%	18.79%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$917	$884	$1,390	$1,311	$972
Ratios to average net assets:
Net investment income (loss)	2.72%	0.50%	0.14%	0.58%	1.28%
Total expenses[b]	1.49%	1.20%	1.17%	1.26%	1.31%
Net expenses[c]	1.49%	1.18%	1.11%	1.22%	1.28%
Portfolio turnover rate	82%	72%	44%	82%	73%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 137

Financial Highlights

Guggenheim World Equity Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.40	$18.61	$14.94	$15.16	$15.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.36	.33	.25	.39
Net gain (loss) on investments (realized and unrealized)	1.70	(1.98)	3.75	(.13 )[f]	(.37 )
Total from investment operations	1.98	(1.62)	4.08	.12	.02
Less distributions from:
Net investment income	(.29 )	(.37 )	(.38 )	(.30 )	(.44 )
Net realized gains	(.01 )	(4.22)	(.03 )	(.04 )	(.13 )
Total distributions	(.30 )	(4.59)	(.41 )	(.34 )	(.57 )
Net asset value, end of period	$14.08	$12.40	$18.61	$14.94	$15.16

Total Return	15.97%	(13.18% )	27.38%	0.92%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,802	$5,736	$2,985	$2,513	$3,458
Ratios to average net assets:
Net investment income (loss)	1.99%	2.36%	1.82%	1.66%	2.67%
Total expenses[b]	1.24%	1.13%	1.21%	1.50%	1.17%
Net expenses[c,d,e]	0.94%	0.95%	0.96%	0.97%	0.97%
Portfolio turnover rate	156%	162%	191%	192%	127%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	—	0.01%	0.02%	—	—
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.93%	0.95%	0.96%	0.97%	0.97%
f
The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
138 | PROSPECTUS

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through http://www.guggenheiminvestments.com does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual and semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, is available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
Each Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
•
Guggenheim Alpha Opportunity Fund
•
Guggenheim Large Cap Value Fund
•
Guggenheim Market Neutral Real Estate Fund
•
Guggenheim Risk Managed Real Estate Fund
•
Guggenheim Small Cap Value Fund
•
Guggenheim SMid Cap Value Fund
•
Guggenheim StylePlus—Large Core Fund
•
Guggenheim StylePlus—Mid Growth Fund
•
Guggenheim World Equity Income Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
PROSPECTUS | 139

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com

Front Cover

Mutual Funds	|	Fixed-Income	|	1.31.2024
Guggenheim Funds Prospectus

Class A, Class C, Institutional and Class P
Ticker Symbol				Fund Name
Class A	Class C	Institutional	Class P
GIFAX	GIFCX	GIFIX	GIFPX	Guggenheim Floating Rate Strategies Fund
SIHAX	SIHSX	SHYIX	SIHPX	Guggenheim High Yield Fund
SIUSX	SDICX	GIUSX	SIUPX	Guggenheim Core Bond Fund
GILDX	GILFX	GILHX	GILPX	Guggenheim Limited Duration Fund
GIOAX	GIOCX	GIOIX	GIOPX	Guggenheim Macro Opportunities Fund
GIJAX	GIJCX	GIJIX	GIJPX	Guggenheim Municipal Income Fund
GIBAX	GIBCX	GIBIX	GIBLX	Guggenheim Total Return Bond Fund
GIYAX	—	GIYIX	GIYPX*	Guggenheim Ultra Short Duration Fund
* Class P shares of the Fund are not currently offered for sale.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
GISIF-1-0124x0125	guggenheiminvestments.com

FUND SUMMARIES

Guggenheim Floating Rate Strategies Fund

INVESTMENT OBJECTIVE
The Guggenheim Floating Rate Strategies Fund (the “Fund”) seeks to provide a high level of current income while maximizing total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.25%	0.24%	0.23%	0.28%
Interest and Other Related Expenses	0.02%	0.02%	0.02%	0.02%
Remaining Other Expenses	0.23%	0.22%	0.21%	0.26%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.17%	1.91%	0.90%	1.20%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.13%	-0.11%	-0.10%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.04%	1.80%	0.80%	1.04%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.02%, Class C-1.77%, Institutional Class-0.78%, and Class P-1.02%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
PROSPECTUS | 1

2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$403	$648	$912	$1,667
Class C	$283	$589	$1,021	$2,224
Institutional	$82	$277	$489	$1,099
Class P	$106	$365	$644	$1,440
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$183	$589	$1,021	$2,224
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities. The loans in which the Fund will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate, such as the Secured Overnight Financing Rate ("SOFR"), other references rates derived from SOFR or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.
The Fund invests in other fixed-income instruments of various maturities which may be represented by bonds, debt securities, commercial paper, forwards, derivatives or other similar instruments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes provide the potential to deliver a high level of current income. Securities in which the Fund invests also may include corporate bonds, convertible securities (including those that are deemed to be “busted” because they are trading well below their equity conversion value), agency and non-agency mortgage-backed securities, asset-backed securities (including collateralized mortgage-backed securities) and CLOs. The Fund may invest in a variety of investment vehicles, such as closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
2 | PROSPECTUS

The Fund may hold securities of any quality, rated or unrated, including those that are rated below investment grade, or, if unrated, determined by the Investment Manager to be of quality comparable to below investment grade securities (also known as “high yield securities” or “junk bonds”) or any other quality. The Fund may hold below investment grade securities with no limit. The Fund may hold non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities). The Fund may also invest in securities of real estate investment trusts (“REITs”) and other real estate companies.
The Fund will principally invest in U.S. dollar denominated loans and other securities of U.S. companies, but may also invest in securities of non-U.S. companies, non-U.S. dollar denominated loans and securities (including, but not limited to, denominated in Euros, British pounds, Swiss francs or Canadian dollars), including loans and securities of emerging market countries, sovereign debt securities and Eurodollar bonds and obligations. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).
The Fund also may seek exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund also may engage, to the full extent permitted by applicable law, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under certain circumstances, the Fund may invest in securities that are in default at the time of purchase. If a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect
PROSPECTUS | 3

the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
4 | PROSPECTUS

Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
PROSPECTUS | 5

Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
6 | PROSPECTUS

Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made
PROSPECTUS | 7

disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The loss on a short sale, which, in some cases, may be theoretically unlimited, may be greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
8 | PROSPECTUS

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	8.15%
Lowest Quarter	March 31, 2020	-13.68%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	11/30/2011
Return Before Taxes		9.33%	4.22%	3.31%
Return After Taxes on Distributions		5.75%	2.15%	1.35%
Return After Taxes on Distributions and Sale of Fund Shares		5.42%	2.31%	1.62%
Class C—Before Taxes	11/30/2011	10.87%	4.08%	3.04%
Institutional Class—Before Taxes	11/30/2011	12.96%	5.10%	4.05%
Class P—Before Taxes	5/1/2015	12.69%	4.85%	3.80%[1]
Index
PROSPECTUS | 9

	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)		13.04%	5.56%	4.44%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2011	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since August 2023	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Thomas J. Hauser	Since 2014	Senior Managing Director and Portfolio Manager
Christopher Keywork	Since August 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
10 | PROSPECTUS

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 11

Guggenheim High Yield Fund

INVESTMENT OBJECTIVE
The Guggenheim High Yield Fund (the “Fund”) seeks high current income. Capital appreciation is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
Redemption Charge (as a percentage of amount redeemed or exchanged)	2.00%***	2.00%***	2.00%***	2.00%***
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.
***
A 2.00% redemption charge will be imposed if Fund shares are redeemed within 90 days of purchase. The Fund reserves the right to waive the redemption charge in its discretion.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.37%	0.37%	0.35%	0.37%
Interest and Other Related Expenses	0.03%	0.03%	0.03%	0.03%
Remaining Other Expenses	0.34%	0.34%	0.32%	0.34%
Total Annual Fund Operating Expenses	1.22%	1.97%	0.95%	1.22%
Fee Waiver (and/or expense reimbursement)[1],[2],[3]	-0.06%	-0.05%	-0.04%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.16%	1.92%	0.91%	1.16%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.16%, Class C-1.91%, Institutional Class-0.91%, and Class P-1.16%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36
12 | PROSPECTUS

months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$514	$766	$1,038	$1,813
Class C	$295	$613	$1,058	$2,292
Institutional	$93	$299	$522	$1,163
Class P	$118	$381	$665	$1,472
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$195	$613	$1,058	$2,292
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes), under normal circumstances, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality (also known as “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Debt securities in which the Fund may invest include, without limitation: corporate bonds and notes, convertible securities, commercial paper, discount notes, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), agency and non-agency mortgage-backed securities and other asset-backed securities (including collateralized debt obligations), participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), floating rate revolving credit facilities (“revolvers”), debtor-in-possession loans (“DIPs”) and other loans, and sovereign debt securities and Eurodollar bonds and obligations. These securities may pay fixed or variable rates of interest. These securities also may be restricted securities, including Rule 144A securities that are eligible for resale to qualified institutional buyers.
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The Fund also may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Fund invests will primarily be domestic securities, but may also include foreign securities. Such securities may be denominated in foreign currencies. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. The Fund may also invest in preferred securities.
The Fund also may seek exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund also may engage, to the full extent permitted by applicable law, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
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Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
PROSPECTUS | 15

Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
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High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic
PROSPECTUS | 17

intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investments by Investing Funds and Other Large Shareholders and Redemption Risk—Shares of the Fund are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Fund is subject to the risk that a large investor will purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell a significant amount of investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund will incur higher turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
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Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The loss on a short sale, which, in some cases, may be theoretically unlimited, may be greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
PROSPECTUS | 19

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	9.64%
Lowest Quarter	March 31, 2020	-13.97%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	8/5/1996
Return Before Taxes		7.44%	3.76%	3.58%
Return After Taxes on Distributions		4.78%	1.42%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares		4.31%	1.85%	1.53%
Class C—Before Taxes	5/1/2000	10.15%	3.80%	3.30%
Institutional Class—Before Taxes	7/11/2008	12.21%	4.85%	4.35%
Class P—Before Taxes	5/1/2015	12.04%	4.57%	4.10%[1]
Index
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)		13.45%	5.37%	4.60%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund
20 | PROSPECTUS

shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since August 2023	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since August 2023	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Thomas J. Hauser	Since 2017	Senior Managing Director and Portfolio Manager
John Walsh	Since August 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 21

Guggenheim Core Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Core Bond Fund (the “Fund”) seeks to provide current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.28%	0.27%	0.26%	0.37%
Interest and Other Related Expenses	0.07%	0.07%	0.08%	0.06%
Remaining Other Expenses	0.21%	0.20%	0.18%	0.31%
Total Annual Fund Operating Expenses	0.92%	1.66%	0.65%	1.01%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.09%	-0.07%	-0.10%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.83%	1.59%	0.55%	0.82%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.79%, Class C-1.54%, Institutional Class-0.50%, and Class P-0.79%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
22 | PROSPECTUS

2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$481	$673	$880	$1,478
Class C	$262	$517	$896	$1,960
Institutional	$56	$198	$352	$801
Class P	$84	$303	$539	$1,219
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$162	$517	$896	$1,960
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Such fixed-income securities may include corporate bonds and other corporate debt securities, commercial paper, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency residential and commercial mortgage-backed securities and other asset-backed securities (such as corporate, consumer and commercial asset-backed securities) including collateralized debt, loan and mortgage obligations, participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), zero-coupon bonds, municipal bonds, payment-in-kind debt securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Although the Fund will invest at least 80% of its assets in investment grade fixed-income securities, such securities (especially those in the lowest of the top four long-term rating categories) may have speculative characteristics.
The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 20% of its assets in preferred stock. While the Fund will principally invest in securities
PROSPECTUS | 23

listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date.
Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities or loans that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”). The Fund also may seek exposures through derivative transactions, principally foreign exchange forward contracts, futures on securities, indices, currencies and other investments, Eurodollar futures, options, interest rate swaps, cross-currency swaps, total return swaps, and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may engage, without limitation, in repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls).
The Fund employs a diversified, multi-sector strategy focused on under-researched areas of the fixed-income universe, including sectors not typically included in benchmark indices. Through its actively managed approach, the Fund seeks to potentially capitalize on changing relative values in fixed-income sectors. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues, and may employ a tactical asset or sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
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Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience
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delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and
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the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s  ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
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Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, healthcare, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
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Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	6.55%
Lowest Quarter	June 30, 2022	-7.05%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	8/15/1985
Return Before Taxes		2.43%	0.38%	2.15%
Return After Taxes on Distributions		0.71%	-0.99%	0.70%
Return After Taxes on Distributions and Sale of Fund Shares		1.40%	-0.23%	1.03%
Class C—Before Taxes	5/1/2000	4.96%	0.44%	1.90%
Institutional Class—Before Taxes	1/29/2013	7.05%	1.48%	2.93%
Class P—Before Taxes	5/1/2015	6.78%	1.19%	2.04%[1]
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.53%	1.10%	1.81%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
PROSPECTUS | 31

Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2012	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since 2017	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2017	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Limited Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Limited Duration Fund (the “Fund”) seeks to provide a high level of income consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $250,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.16%	0.21%	0.20%	0.18%
Interest and Other Related Expenses	0.03%	0.03%	0.03%	0.03%
Remaining Other Expenses	0.13%	0.18%	0.17%	0.15%
Total Annual Fund Operating Expenses	0.80%	1.60%	0.59%	0.82%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.05%	-0.10%	-0.09%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.75%	1.50%	0.50%	0.75%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.75%, Class C-1.50%, Institutional Class-0.50%, and Class P-0.75%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
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2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$300	$470	$654	$1,188
Class C	$253	$495	$861	$1,892
Institutional	$51	$180	$320	$729
Class P	$77	$255	$448	$1,007
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$153	$495	$861	$1,892
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets. Such debt securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities.
While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. However, the Fund may not invest more than 35% of its total assets in debt securities listed, traded or dealt in emerging market countries as determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), and non-U.S. dollar denominated securities. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a
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developing country by the United Nations. The Fund may also invest in preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income securities of any quality, rated or unrated, including those that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 35% of its total assets in fixed-income securities that are below investment grade. These may include securities that are in default at the time of purchase.
The Fund may hold securities of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of generally less than 3.5 years. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed-income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may also engage in securities lending.
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The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund invests in a broad universe of fixed-income securities in an attempt to maximize yield and diversification and manage risk. Through its actively managed approach, the Fund seeks to potentially capitalize on changing relative values in fixed-income securities/sectors. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
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Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
PROSPECTUS | 37

Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s  ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central
38 | PROSPECTUS

clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy
PROSPECTUS | 39

may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or
40 | PROSPECTUS

underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, healthcare, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P
42 | PROSPECTUS

shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	4.22%
Lowest Quarter	March 31, 2022	-2.39%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	12/16/2013
Return Before Taxes		4.59%	1.65%	2.02%
Return After Taxes on Distributions		2.85%	0.62%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares		2.68%	0.83%	1.06%
Class C—Before Taxes	12/16/2013	5.21%	1.36%	1.49%
Institutional Class—Before Taxes	12/16/2013	7.27%	2.37%	2.51%
Class P—Before Taxes	5/1/2015	7.00%	2.12%	2.18%[1]
Index
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index (reflects no deduction for fees, expenses or taxes)		4.65%	1.46%	1.26%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
PROSPECTUS | 43

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund.  Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since inception (2013)	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since inception (2013)	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2017	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Macro Opportunities Fund

INVESTMENT OBJECTIVE
The Guggenheim Macro Opportunities Fund (the “Fund”) seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees of the Fund and the Subsidiary	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.36%	0.38%	0.29%	0.52%
Other Expenses of the Subsidiary[1]	0.00%	0.00%	0.00%	0.00%
Interest and Other Related Expenses	0.12%	0.14%	0.12%	0.17%
Remaining Other Expenses	0.24%	0.24%	0.17%	0.35%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.53%	2.30%	1.21%	1.69%
Fee Waiver (and/or expense reimbursement)[2],[3],[4]	-0.06%	-0.06%	-0.15%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.47%	2.24%	1.06%	1.52%
1
Other expenses of the Subsidiary were less than 0.01% for the most recently completed fiscal year.
2
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.36%, Class C-2.11%, Institutional Class-0.95%, and Class P-1.36%. The Investment Manager has also contractually agreed to waive the management fee it receives from the Fund in any
PROSPECTUS | 45

amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
4
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$544	$858	$1,195	$2,146
Class C	$327	$713	$1,225	$2,631
Institutional	$108	$369	$651	$1,453
Class P	$155	$516	$902	$1,984
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$227	$713	$1,225	$2,631
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and equity securities selected from a variety of sectors and credit qualities, principally corporate bonds, syndicated bank loans and other direct lending opportunities, participations in and assignments of syndicated bank loans (including senior floating rate loans), asset-backed securities (including agency and non-agency residential and commercial mortgage-backed securities, collateralized mortgage obligations and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes offer attractive yield and/or capital appreciation potential. The Investment Manager may employ a strategy of writing (selling) covered call and put options on such equity securities.
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While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may hold securities of any duration or maturity. Securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Fund may gain exposure to such commodity instruments by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may invest or engage in collateralized debt obligations (“CDOs”) (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), repurchase agreements, forward commitments, short sales and securities lending and it may seek exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions. These investments and transactions may create economic leverage in the Fund and these investments may be traded in the over-the-counter market. The Fund may engage, without limit, in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and dollar rolls).
Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed-income investments. The Fund may also opportunistically allocate to other asset classes to seek to enhance return and/or mitigate risk. The Investment Manager will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Investment Manager seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund may hold, without limit, fixed-income securities of any quality, rated or unrated, including those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the
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Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
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Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Commodities Risk—The commodities industries can be significantly affected by: weather; the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.
Commodity-Linked Investments Risk—Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized
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activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund's use of derivatives to obtain short exposure may result in greater volatility of the Fund's NAV per share. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s  ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
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Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Geographic Emphasis Risk—To the extent the Fund invests a significant portion of its assets in one country or geographic region, the Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when
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interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
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Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, healthcare, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
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Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
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To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	September 30, 2020	6.02%
Lowest Quarter	June 30, 2022	-6.60%
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Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	11/30/2011
Return Before Taxes		4.82%	2.01%	2.78%
Return After Taxes on Distributions		2.23%	0.29%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares		2.79%	0.79%	1.31%
Class C—Before Taxes	11/30/2011	7.41%	2.09%	2.52%
Institutional Class—Before Taxes	11/30/2011	9.65%	3.27%	3.67%
Class P—Before Taxes	5/1/2015	9.21%	2.84%	3.04%[1]
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		5.05%	1.89%	1.26%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since inception (2011)	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since 2016	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2016	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
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Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Municipal Income Fund

INVESTMENT OBJECTIVE
The Guggenheim Municipal Income Fund (the “Fund”) seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.45%	0.50%	0.46%	0.76%
Interest and Other Related Expenses	0.01%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.44%	0.49%	0.45%	0.75%
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.36%	2.16%	1.12%	1.67%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.42%	-0.46%	-0.43%	-0.73%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.94%	1.70%	0.69%	0.94%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.80%, Class C-1.55%, Institutional Class-0.55%, and Class P-0.80%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
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2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$492	$774	$1,076	$1,935
Class C	$273	$632	$1,117	$2,457
Institutional	$70	$313	$575	$1,325
Class P	$96	$455	$839	$1,915
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$173	$632	$1,117	$2,457
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of municipal securities whose interest is free from federal income tax. This investment policy may not be changed without shareholder approval. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including, among others, corporate bonds and other corporate debt securities, taxable municipal securities (which include Build America Bonds and Qualified School Construction Bonds), mortgage-backed and asset backed securities (including collateralized debt obligations), repurchase and reverse repurchase agreements, syndicated bank loans and securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government). The Fund also may invest up to 20% of its assets in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use derivatives for investment purposes (i.e., speculative purposes) and/or to seek to hedge against fluctuations in interest rates or to change the effective duration of its portfolio. Derivatives include futures, forward contracts, Eurodollar futures, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars (some of these instruments may be traded in the over-the-counter market). When market conditions are deemed appropriate, the Fund will use leverage to the full extent permitted by its investment policies and restrictions and applicable law. The Fund may use leverage by using derivatives and municipal tender option bonds (“TOBs”), or by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes. The fixed-income securities in which the Fund invests will primarily be domestic securities, but may also include, up to 20% of its assets, in foreign and emerging markets securities (such as sovereign debt securities and Eurodollar bonds and obligations).
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The Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund, however, will invest, under normal market conditions, at least 80% of its net assets in investment grade securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical ratings organization or, if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Sub-Adviser”) to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may invest 25% or more of the Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers.
Guggenheim Partners Investment Management, LLC, as the Fund’s sub-adviser, selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.
The Sub-Adviser may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
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Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
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Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, and extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to
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make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be
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adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects such as those relating to education, healthcare, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. For example, the Fund invests a substantial amount of its assets in municipal securities of issuers located in California. As a result, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. From time to time, the Fund may invest a substantial amount of its assets in securities issued by issuers located in other states or municipalities. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, healthcare, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Tender Option Bonds Risk—Tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Because distributions on these securities will bear an inverse relationship to short-term municipal security interest rates, distributions will be reduced or, in the extreme, eliminated as rates rise and will increase when rates fall.
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U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	7.17%
Lowest Quarter	March 31, 2022	-9.16%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	4/28/2004
Return Before Taxes		-0.13%	-0.20%	1.84%
Return After Taxes on Distributions		-1.16%	-1.17%	0.83%
Return After Taxes on Distributions and Sale of Fund Shares		-0.09%	-0.53%	0.98%
Class C—Before Taxes	1/13/2012	2.25%	-0.13%	1.58%
Institutional Class—Before Taxes	1/13/2012	4.29%	0.87%	2.59%
Class P—Before Taxes	5/1/2015	4.13%	0.62%	1.24%[1]
Index
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	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		6.40%	2.25%	3.03%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Security Investors, LLC serves as the investment manager of the Fund and Guggenheim Partners Investment Management, LLC serves as the investment sub-adviser of the Fund (collectively referred to as Guggenheim Investments). Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager and/or Sub- Adviser
Anne B. Walsh	Since 2012	Managing Partner, Chief Investment Officer, and Portfolio Manager
Allen Li	Since 2017	Managing Director and Portfolio Manager
Steven H. Brown	Since 2019	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2019	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
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TAX INFORMATION
The Fund intends to distribute income exempt from federal income tax. Such income may, however, be subject to state or local tax as well as the federal alternative minimum tax, and a portion of the Fund’s distributions may be subject to federal income tax. Sales of municipal securities are also expected to generate taxable distributions. As such, investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Total Return Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Total Return Bond Fund (the “Fund”) seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 197 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 135 of the Fund’s prospectus and the “How to Purchase Shares” section on page 87 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.32%	0.33%	0.32%	0.42%
Interest and Other Related Expenses	0.15%	0.15%	0.16%	0.16%
Remaining Other Expenses	0.17%	0.18%	0.16%	0.26%
Total Annual Fund Operating Expenses	0.96%	1.72%	0.71%	1.06%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.05%	-0.06%	-0.09%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.91%	1.66%	0.62%	0.91%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.79%, Class C-1.54%, Institutional Class-0.50%, and Class P-0.79%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
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2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$489	$689	$905	$1,527
Class C	$269	$536	$928	$2,025
Institutional	$63	$218	$386	$874
Class P	$93	$322	$570	$1,281
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$169	$536	$928	$2,025
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities. Such debt securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency residential and commercial mortgage-backed securities and other asset-backed securities (including collateralized mortgage obligations), loans, participations in and assignments of bank and bridge loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities. While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”) may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. The Fund may also invest in collateralized debt obligations (“CDOs”) (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
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The Fund may hold fixed-income instruments of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 33 1/3% of its total assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that meet certain liquidity standards and will provide for interest rate adjustments at least every 397 days and which may be secured by real estate or other assets. Participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate. The Fund may also participate in lending syndicates and other direct lending opportunities.
The Fund also may seek exposures through derivative transactions, principally: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may engage, without limitation, in repurchase agreements.
The Fund employs a diversified, multi-sector strategy focused on under-researched areas of the fixed income universe, including sectors not included in benchmark indices. Through its actively managed approach, the Fund seeks to potentially capitalize on changing relative values in fixed-income sectors. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues, and may employ a tactical asset or sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed
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security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other
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investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of
72 | PROSPECTUS

the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s  ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
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Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal
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action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund may invest in or have exposure to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would
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negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss
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if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	6.97%
Lowest Quarter	June 30, 2022	-7.31%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Class A	11/30/2011
Return Before Taxes		2.83%	0.68%	2.36%
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	Inception	1 Year	5 Years	10 Years or, if Shorter, Since Inception
Return After Taxes on Distributions		1.06%	-0.78%	0.78%
Return After Taxes on Distributions and Sale of Fund Shares		1.63%	-0.04%	1.13%
Class C—Before Taxes	11/30/2011	5.33%	0.75%	2.09%
Institutional Class—Before Taxes	11/30/2011	7.43%	1.80%	3.18%
Class P—Before Taxes	5/1/2015	7.13%	1.51%	2.23%[1]
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.53%	1.10%	1.81%[2]
1
Performance reflects return since inception of Class P shares.
2
Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2011	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since 2016	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2016	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
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Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Ultra Short Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Ultra Short Duration Fund (the “Fund”) seeks a high level of income consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	None	None
*
No contingent deferred sales charge is imposed on redemptions of Class A shares of the Fund unless you acquire Class A shares of the Fund by exchanging Class A shares of another fund in the Guggenheim family of funds that was subject to a contingent deferred sales charge.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class P
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.18%	0.14%	0.18%[1]
Interest and Other Related Expenses	0.01%	0.01%	0.01%
Remaining Other Expenses	0.17%	0.13%	0.17%
Total Annual Fund Operating Expenses	0.68%	0.39%	0.68%
Fee Waiver (and/or expense reimbursement)[2]	-0.09%	-0.05%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.59%	0.34%	0.59%
1
Other expenses are based on estimated amounts for the current fiscal year.
2
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.58%, Institutional Class-0.33%, and Class P-0.58%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
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The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$60	$209	$370	$838
Institutional	$35	$120	$214	$488
Class P	$60	$209	$370	$838
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing primarily in a diversified portfolio of investment-grade debt securities and similar instruments while maintaining a low duration portfolio (i.e., a duration normally not exceeding one year). The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”) of $1.00 per share.
The Fund’s investments will include: debt securities; financial instruments that are expected to perform similarly to debt securities and investment vehicles that provide exposure to debt securities; and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure to (i.e., with economic characteristics similar to) debt securities or other similar instruments or debt security markets. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other funds, including those advised by the Investment Manager or its affiliates.
Debt securities and instruments in which the Fund may invest include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed and other asset-backed securities, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may also invest in preferred stock and preferred debt securities. Although the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets. Such securities may be denominated in foreign currencies.
Although the Fund will invest predominantly in investment grade debt instruments, up to 10% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”) or if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”) to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to a security, the Fund will use the higher rating for purposes of determining the security’s credit quality.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the
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repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities or a combination thereof. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The other asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or if unrated, determined by the Investment Manager to be of comparable quality.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets or lend directly, joining a lending syndicate. These participations or assignments may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To seek to enhance the Fund’s debt exposure, hedge against investment risk or increase the Fund’s yield, the Fund may engage in derivatives transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates or currency rates; to seek to change the effective duration of its portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. These transactions may create economic leverage in the Fund. The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions for investment purposes.
The Fund may hold instruments of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.
The Fund follows an actively managed approach that seeks to find a balance between yield and capital preservation. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may be unable to pursue or achieve its investment objective.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. The Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s net asset value will fluctuate. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by
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holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect
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correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s  ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
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Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that one or more large investors, including other investment companies that are advised by the Investment Manager or its affiliates, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund’s performance or liquidity may be adversely affected as the Fund may have to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests. In turn, the Fund may experience increased portfolio turnover, incur higher transaction costs and realize gains or losses at inopportune times. Such large investors may comprise a significant portion of the Fund's shareholders.
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Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active
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and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
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Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class shares calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Institutional Class and Class A shares compared to those of a broad measure of market performance.
On November 30, 2018, Guggenheim Strategy Fund I (the “Predecessor Fund”), which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Fund, which has adopted the Predecessor Fund’s performance history. Accordingly, the performance information shown below prior to that date reflects the performance of the Predecessor Fund and not that of the Fund. However, the Predecessor Fund’s policies, guidelines and investment objective were the same as those of the Fund’s in all material respects. Because Class P shares of the Fund do not yet have a full calendar year of performance history as of the date of this Prospectus, no performance information for Class P shares is shown.
The returns shown below for the Predecessor Fund have been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund, exclusive of any applicable expense limitation agreement. As with all mutual funds, past performance (before and after taxes), including the past performance of the Predecessor Fund, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	2.55%
Lowest Quarter	March 31, 2020	-1.31%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Institutional Class	3/11/2014
Return Before Taxes		7.77%	2.30%	1.83%
Return After Taxes on Distributions		5.46%	1.26%	1.01%
Return After Taxes on Distributions and Sale of Fund Shares		4.55%	1.31%	1.04%
Class A–Before Taxes	11/30/2018	7.50%	2.04%	2.00%
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	Inception	1 Year	5 Years	Since Inception
Index
Bloomberg 1-3 Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		5.14%	1.87%	1.25%[1]
1
Performance of the benchmark index is shown for the same periods as shown for performance of Institutional Class shares.
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class only. After-tax returns for each Class will vary.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Since the Predecessor Fund’s inception (March 11, 2014), Guggenheim Investments served as the Predecessor Fund’s investment manager. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since inception (2018) (Predecessor Fund since 2014)	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since inception (2018) (Predecessor Fund since 2014)	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since inception (2018) (Predecessor Fund since 2017)	Managing Director and Portfolio Manager
Kris L. Dorr	Since inception (2018) (Predecessor Fund since 2017)	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A shares is $2,500. The minimum subsequent investment is $100. Class A does not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
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PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund (other than the Guggenheim Municipal Income Fund) will provide shareholders at least 60 days' notice prior to making the change. With respect to the Guggenheim Municipal Income Fund, the Fund cannot change its 80% investment policy without shareholder approval. For purposes of such an 80% policy, derivatives usually will be based on their notional value. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”) (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market. For Guggenheim Municipal Income Fund, there may be times that, in the opinion of the Fund's Investment Manager, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. As a temporary position, the Investment Manager may invest any portion of the Fund’s assets in obligations subject to federal income tax, or may hold any portion of the Fund’s assets in cash. Under such circumstances, a higher portion of the Fund’s distributions will likely be subject to tax.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
Investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other clients for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
Each Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” Unless otherwise indicated, in determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
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The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
Investment in the Subsidiary—The Guggenheim Macro Opportunities Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus. Guggenheim Partners Investment Management, LLC (“Guggenheim Partners”) will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on the Investment Manager’s use of different commodity-linked financial instruments.
To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Investment Manager and the Subsidiary is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.
For more information about the operation and management of the Subsidiary, please see the relevant sections in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities and other assets. A high turnover rate may increase transaction costs, including brokerage commissions, dealer markups and other transaction costs on the sale of the assets and on reinvestment in other assets, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund and adversely affect a Fund's performance. References in this section to Investment Manager may also be considered to refer to Sub-Adviser with respect to the Guggenheim Municipal Income Fund in certain cases.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
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Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore a Fund's investments and a shareholder’s investment in a Fund may be particularly subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed Securities Risk—The Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed-security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
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Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of a Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance. Other regulatory, legislative or governmental actions may also adversely impact investments in asset-backed securities.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which a Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone. In addition, asset-backed securities backed by aircraft loans and leases may provide a Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. With respect to the airline industry generally, economic and public health situations may at times result in widespread travel restrictions and reduced travel demand, which adversely affects the value and liquidity of aircraft securitizations. A Fund may invest in these and other types of asset-backed securities that may be developed in the future.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities.  The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan.  Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
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Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees
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(referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect a Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect a Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Cash and Cash Equivalents Risk — When all or a portion of a Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and a Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly, such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, a Fund’s investment in CLO
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securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, a Fund’s investment in CLO securities will provide it with indirect exposure to the underlying commercial or other loans; this indirect investment structure presents certain risks to a Fund. For example, a Fund’s interest in CLO securities may be less liquid than the commercial loans held by a CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by a Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to the other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield relative to the other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet a Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, a Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). A Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; (vi) and poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose a Fund to risks similar to fixed income securities and also will expose a Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which a Fund invests, with certain classes or tranches being subject to heightened risks.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with
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the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default. A Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Commodities Risk—The commodities industries can be significantly affected by: reduced demand; weather; the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions. These risks may be incurred indirectly through the Subsidiary.
Commodity-Linked Investments Risk—The performance of commodity-linked investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, political, tax, and other regulatory and market developments. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can cause a fund to be subject to additional regulation and a disadvantageous tax regime. Legal and regulatory changes also can affect the value of these investments.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial
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instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to a Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to a Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality, and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
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Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If a Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, a Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to a Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on a Fund of fluctuations in the value of currencies may be magnified. To the extent a Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of a Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes a Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for a Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more
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traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes a Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which a Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts can be used to reduce a Fund’s exposure to changes in the value of the currency it will deliver, to shift exposure to foreign currency fluctuations from one currency to another or to increase a Fund’s exposure to changes in the value of the currency that it will receive for the duration of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Also, there have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. A Fund engaging in forward foreign currency exchange contracts will be subject to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund. Such transactions may be physically-settled or cash-settled. In addition, forward foreign currency exchange contracts are frequently short in duration but may be entered into for longer times. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index, interest rate or some other
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economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options are also used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Investment Manager's ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to a Fund. In addition, a Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Funds to place certain trades. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of a Fund.
Dollar Roll Transaction Risk—A Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. A Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also
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involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
Emerging Markets Risk—A Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund's investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, a Fund's investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
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Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, a Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, a Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between
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particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
A Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.
Geographic Emphasis Risk—A Fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region than a fund that invests its assets more broadly. Such developments may include: adverse securities markets; adverse exchange rates; social, political, regulatory, financial, economic or environmental developments; or natural disasters. Such conditions or developments may have a significant impact on a Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund. A Fund’s investment performance may be particularly susceptible to such conditions and developments if the Fund emphasizes its investments in an emerging market country or region with a number of emerging market countries.
An Investment Manager’s allocation of a Fund's assets among geographic regions or countries may vary significantly from time to time. Please refer to a Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
Hedging Risk—A Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment. Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Fund’s hedging investment or transaction. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect a Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high risk debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or are unrated and have been determined by an Investment Manager to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles.
The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of a Fund that invests in such securities and a shareholder’s investment in the Fund
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may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in a Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment.
Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of a Fund's investments can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund.
Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce a Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
Increasing Government and other Public Debt—Government and other public debt, including municipal obligations in which a Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which a Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Inflation Risk—A Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund’s assets can decline as can the value of the Fund’s distributions).
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Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached historically high levels in recent periods and the U.S. Federal Reserve (“Federal Reserve”) has increased interest rates significantly to seek to reduce it.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. The impact of interest rate changes on a fixed-income and other debt instrument depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by a Fund or to which a Fund is exposed (i.e., the longer the average portfolio duration of a Fund), the more a Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and a Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in
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interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
The Federal Reserve has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Funds’ investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Funds’ investments and the Funds’ performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed-Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of a Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), can also result in increased redemptions from a Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact a Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for a Fund.
Current Fixed-Income and Debt Market Conditions—Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact a Fund’s investments and may negatively impact a Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
A Fund that invests in derivatives tied to fixed-income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, or otherwise adversely affect the Fund’s portfolio. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investments by Investing Funds and Other Large Shareholders—Shares of each Fund are offered as an investment to certain other investment companies (including those advised by the Investment Manager and its affiliates) and may be offered to large retirement plans and other large investors. Such investors may comprise a significant portion of a Fund’s shareholders. A Fund is subject to the risk that one or more large investors purchase or redeem a large percentage of Fund shares at any time, the risk of which is particularly acute under current conditions. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, a Fund’s performance may suffer and a Fund can incur high turnover, incur brokerage costs, realize gains or losses at inopportune times, lose money, hold a less liquid portfolio or experience other adverse consequences. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
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Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, short-term funds advised by the Investment Manager and/or its affiliates or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value (“NAV”). The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
The Funds may, from time to time, invest a portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
Investments in other investment companies or investment vehicles may expose a Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).
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An investment by a Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the NAV of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the fund’s shares; the fund may fail to correctly track the referenced asset (if any); and the fund may hold troubled securities.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower's obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that a Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. A Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. A Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed by an Investment Manager to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are
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traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value, and a Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, a Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
The Funds that invest in loans, invest predominantly in or are exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel or other advisors. In
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addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, each Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states .
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Guggenheim Macro Opportunities Fund currently invests in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. Based on the principles underlying such rulings, the Fund has sought to gain exposure to the commodity markets through the Subsidiary. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal discussion. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.
Moreover, the IRS and the Treasury Department issued Treasury regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution in the same taxable year out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could
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affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged and may magnify losses. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.
The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities or other assets when it otherwise would not do so. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
In the case of the Guggenheim Municipal Income Fund, the amount of exempt interest dividends payable by the Fund will generally be the amount of gross tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements.
Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values or as a result of developments adversely affecting the real estate industry.
Investments in other investment companies and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may also expose a Fund to financial leverage and, thus, expose the Fund to leverage risk which could be in addition to risks from other forms of leverage.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market
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participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If a Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt or other instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ valuation policy and procedures and an Investment Manager’s fair valuation policy and procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and a Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of a Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. In addition, during periods of market stress, a large portion of a Fund’s assets could potentially experience significant levels of illiquidity. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance. However, a Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments. In addition, active and frequent trading also may result in increased capital gains and/or the acceleration of the recognition of capital gains.
An Investment Manager may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for a Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable a Fund to achieve its investment objective and a Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology
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malfunctions, or programming inaccuracies) and an Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. A Fund may also be adversely affected by an Investment Manager’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.
Market Risk—The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affecting a Fund's performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect a Fund's performance or operations.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that a Fund's investments will increase in value along with the broader markets and a Fund’s investments may underperform general securities markets or other investments. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose a Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Managers potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Funds’ service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in
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developments that present additional risks to a Fund's investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption could also prevent a Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. This may adversely affect a Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as a Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, a Fund’s investments.
Municipal Securities Risk—A Fund’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments, adverse changes in the financial conditions of issuers of municipal securities, extreme weather conditions, natural or man-made disasters, litigation involving such issuers, or other actual or perceived changes in economic, social, or public health conditions and general economic downturns. Income from municipal bonds held by a Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or as a result of non-compliant conduct of a municipal issuer. Consequently, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to those Fund shareholders subject to the federal alternative minimum tax, or may be fully taxable to all Fund shareholders. Changes in tax laws or other developments that affect the tax-exempt status of municipal securities may result in a decline in such municipal securities’ value.
To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be significantly affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets and the municipality may be unable to collect and a project may not generate sufficient revenue to pay the obligation. In addition, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods.
Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.
Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, a Fund’s investments in municipal securities may be subject to heightened risks relating to the occurrence of such developments. Also, the amount of publicly available information related to certain municipal securities and their risks is generally less than that for corporate equities or bonds and may be provided by the municipality itself, which may not always be accurate. Therefore, the investment performance of a Fund’s investments in municipal securities may be more dependent on the analytical abilities of the Investment Manager than its investments in other bonds. Investments in municipal
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securities are subject to, among other risks, credit, interest rate, prepayment, and liquidity and valuation risks, among other risks, and can be more volatile than other investments and taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests. In addition, certain of the issuers in which a Fund invests may have recently experienced, or may experience in the future, significant financial difficulties and repeated credit rating downgrades. In the event of a bankruptcy filed by a municipal issuer, a Fund may experience delay in collecting principal or interest or even be unable to collect principal or interest at all.
Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.
Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which at times, affected their ability to meet their financial obligations and the value and liquidity of investments in certain municipal securities. In particular, responses by municipalities and other governmental authorities to these types of conditions have in the past and may in the future cause disruptions in business and other activities. These and other effects of such circumstances, such as increased unemployment levels at times, have impacted, and may impact in the future, tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. In addition, governmental authorities and regulators have enacted in the past and may in the future enact significant fiscal and monetary policy changes, which present heightened risks to municipal securities, and such risks could be even further heightened if such actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. As a result of any of the foregoing or similar developments, there could be an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund’s investments.
Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt Fund performance. A Fund may not be able to buy or sell municipal securities at favorable prices because the secondary market for municipal securities may be less well developed or less liquid than many other securities markets.
From time to time, the Guggenheim Municipal Income Fund may invest a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality. For example, the Fund invests a substantial amount of its assets in municipal securities of issuers located in California. As a result, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. An Investment Manager’s allocation of the Fund's assets among the issuers of municipal securities may vary significantly from time to time. Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally
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pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Real Estate Investments Risk—A Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as earthquakes, hurricanes and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.
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Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If a Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.
The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect a Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, a Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Regulatory and Legal Risk—A Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by a Fund exceeds the
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repurchase price payable by a Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower or lending agent, a Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. To the extent a borrower pledges non-cash collateral, a Fund will earn lending fees paid by the borrower through the lending agent. It is possible that, should a Fund's lending agent experience financial difficulties or bankruptcy, the Fund may not receive the fees it is owed.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes a Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales
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also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default (“Special Situation Investments”) involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks. The risks of Special Situation Investments are heightened under current conditions.
Tax Risk—A Fund must derive at least 90% of its gross income each taxable year from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under the  Code. This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
Tender Option Bonds Risk—Tender option bonds are created by depositing municipal bonds into a trust and issuing two classes of trust interests-floating rate certificates and inverse floating rate certificates (also known as residual interest tender option bonds or inverse floaters). Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose a Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to a Fund will
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be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds, is, in some cases, not certain. Certain rules and regulations, which, among other things, preclude banking entities from sponsoring tender option bonds, may adversely affect that market or increase the costs of such transactions in certain circumstances.
To Be Announced (“TBA”) Transactions Risk—A Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. If it is not obligated by law to do so, there is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security pursuant to one of these transactions, a Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash
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assets or, if necessary, from the proceeds of sales of portfolio securities or other assets. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers. A cyber incident or sudden market disruption could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Funds or an Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or an Investment Manager (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Redemption Risk—A Fund may need to sell a significant amount of portfolio securities or other assets to meet redemption requests. A Fund could incur considerable losses when selling portfolio securities or other assets to meet redemption requests if, among other reasons, (i) there is significant redemption activity by shareholders, including, for example, when a single investor, a few large investors, or many investors redeem a significant amount of the Fund’s shares, (ii) there is a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or other assets and/or (iii) the Fund is unable to sell portfolio securities or other assets at a favorable time or price because such assets are less liquid or illiquid. In such events, the Fund could be forced to sell portfolio securities or other assets at unfavorable prices, including potential highly unfavorable prices, in an effort to generate sufficient cash to pay redeeming shareholders. A Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Managers

Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim High Yield Fund, Guggenheim Core Bond Fund and Guggenheim Municipal Income Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of Security Investors were approximately $8.6 billion.
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“GPIM” and with Security Investors, each is an “Investment Manager” and together, “Investment Managers” or “Guggenheim Investments”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim
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Macro Opportunities Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund. As discussed below, GPIM also serves as investment sub-adviser (the “Sub-Adviser”) to the Guggenheim Municipal Income Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of GPIM were approximately $195.1 billion.
The Investment Managers or Sub-Adviser, as applicable, make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. In carrying out these functions, the personnel of the Investment Managers and the Sub-Adviser operate in teams with various roles. For example, the macroeconomic research team develops the outlook for key economic themes and trends; a sector/security research team selects specific securities for investment consideration and identifies the outlook for different sectors; a portfolio construction team targets investment portfolio positionings and sector weightings; and the portfolio management team provides portfolio monitoring and implementation and risk management services. GPIM supervises and directs the investments of the Guggenheim Municipal Income Fund in accordance with the Fund’s investment objectives, policies and restrictions.
Each Investment Manager is a wholly-owned subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners, LLC with the supervision of more than $295 billion of assets as of September 30, 2023. Guggenheim Partners, LLC is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
GPIM is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association in such capacity. GPIM acts as CPO for Guggenheim Macro Opportunities Fund.
Management Fees
The following chart shows the contractual investment management fees to be paid by each Fund.
Contractual Management Fees (expressed as a percentage of average daily net assets)
Guggenheim Floating Rate Strategies Fund[1]	0.65%
Guggenheim High Yield Fund	0.60%
Guggenheim Core Bond Fund	0.39%
Guggenheim Limited Duration Fund	0.39%
Guggenheim Macro Opportunities Fund[1]	0.89%
Guggenheim Municipal Income Fund	0.50%
Guggenheim Total Return Bond Fund	0.39%
Guggenheim Ultra Short Duration Fund	0.25%
1
Each Fund’s management fee is subject to a 0.05% reduction on assets over $5 billion.
With respect to Guggenheim Municipal Income Fund, Security Investors compensates GPIM for the applicable services it provides in its capacity as the Sub-Adviser to the Fund. This compensation is paid by Security Investors and not by the Guggenheim Municipal Income Fund.
The Investment Managers have contractually agreed through February 1, 2025 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.
Fund	Class A Expense Limit	Class C Expense Limit	Institutional Class Expense Limit	Class P Expense Limit
Guggenheim Floating Rate Strategies Fund	1.02%	1.77%	0.78%	1.02%
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Fund	Class A Expense Limit	Class C Expense Limit	Institutional Class Expense Limit	Class P Expense Limit
Guggenheim High Yield Fund	1.16%	1.91%	0.91%	1.16%
Guggenheim Core Bond Fund	0.79%	1.54%	0.50%	0.79%
Guggenheim Limited Duration Fund	0.75%	1.50%	0.50%	0.75%
Guggenheim Macro Opportunities Fund	1.36%	2.11%	0.95%	1.36%
Guggenheim Municipal Income Fund	0.80%	1.55%	0.55%	0.80%
Guggenheim Total Return Bond Fund	0.79%	1.54%	0.50%	0.79%
Guggenheim Ultra Short Duration Fund	0.58%	N/A	0.33%	0.58%
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
The Investment Managers have also contractually agreed through February 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless an Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
Pursuant to a separate investment management agreement between GPIM and the Subsidiary, the Subsidiary pays the Investment Manager a management fee at the same rate that the Guggenheim Macro Opportunities Fund pays the Investment Manager for services provided to the Fund. The Investment Manager and the Fund, have entered into a separate fee waiver agreement pursuant to which the Investment Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Manager by the Fund’s Subsidiary. As long as the Fund wholly-owns the Subsidiary and invests a portion of its assets with the Subsidiary, this undertaking will continue. Please see “Management of the Subsidiary,” below, for more details.
The Investment Managers must waive certain fees and/or reimburse certain expenses associated with certain Funds’ service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Managers or the Funds’ administrator ceases to serve as such.
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The information provided in the Performance Information section of each Fund’s Fund Summary reflects the effect of any fee waivers and/or expense reimbursements by the Investment Manager and/or any of its affiliates that were in place during the performance periods shown, which, if not in place during the applicable performance periods, would have resulted in higher expenses and lowered the returns shown. A Fund's annual operating expenses may vary throughout the period and from year to year.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2023.
Management of the Subsidiary—GPIM is responsible for the investments of the Subsidiary, pursuant to a separate investment management agreement. The Investment Manager provides to the Subsidiary substantially the same type of management, under similar terms, as it provides to the Guggenheim Macro Opportunities Fund.
The Subsidiary will pay the Investment Manager a fee at the following annual rates (stated as a percentage of the average daily net assets of the Subsidiary):
Subsidiary	Management Fee
Guggenheim Macro Opportunities Fund CFC	0.89%
The rate of the management fee paid directly or indirectly by the Guggenheim Macro Opportunities Fund is calculated by aggregating the fees paid directly or indirectly by the Fund and its Subsidiary. The Subsidiary will pay the fees and expenses for the custody, transfer agency, administration, audit services and custodial expenses that it receives and that are not duplicative of services provided to the Guggenheim Macro Opportunities Fund.
Portfolio Managers
The Portfolio Managers of the Investment Managers or Sub-Adviser, as applicable, oversee the day-to-day operations of the Funds. The composition of the portfolio management team of a Fund may change from time to time. The Portfolio Managers of each Fund are as follows:
Guggenheim Floating Rate Strategies Fund—Anne B. Walsh, Steven H. Brown, Thomas J. Hauser, and Christopher Keywork are primarily responsible for the day-to-day management of the Fund.
Guggenheim High Yield Fund— Anne B. Walsh, Steven H. Brown, Thomas J. Hauser, and John Walsh are primarily responsible for the day-to-day management of the Fund.
Guggenheim Core Bond Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Limited Duration Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Macro Opportunities Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Municipal Income Fund—Anne B. Walsh, Allen Li, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Total Return Bond Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Ultra Short Duration Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch, Kris L. Dorr and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Anne B. Walsh, Managing Partner, Chief Investment Officer, and Portfolio Manager of Guggenheim Investments. Ms. Walsh joined Guggenheim Investments (or its affiliate or predecessor) in 2007. Ms. Walsh provides the vision guiding the firm’s investment strategies and leads the investment process to include the macroeconomic outlook, portfolio design, sector allocation, and risk management. She also chairs the Environmental, Social, and Governance (ESG) Oversight Committee and the Alternatives Investment Committee. Ms. Walsh, whose career in financial
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services spans nearly four decades, is highly regarded for her active fixed-income, alternatives, and insurance portfolio management expertise in addition to deep background in credit and liability managed investment. Ms. Walsh holds a BSBA and MBA from Auburn University, and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Steven H. Brown, Chief Investment Officer, Fixed Income, and Senior Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Brown joined Guggenheim Investments (or its affiliate or predecessor) in 2010. Mr. Brown works with the Chief Investment Officer and other members of the Portfolio Management team, as well as the Macroeconomic and Investment Research Group, Sector teams, and the Portfolio Construction Group, to develop and execute portfolio strategy to meet individual clients’ objectives. Mr. Brown was initially assigned to Guggenheim’s asset-backed securities group in 2010 before joining the Portfolio Management team in 2012. Prior to joining the firm, Mr. Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a Bachelor of Science in Finance from Indiana University's Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Thomas J. Hauser, Senior Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Hauser joined Guggenheim Investments (or its affiliate or predecessor) in 2002 and is Co-Head of the firm’s Corporate Credit Group. He is a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities and is the senior portfolio manager for Guggenheim’s high yield and leveraged loan portfolios. He has over 15 years of experience in the high yield, leveraged loan, and private debt markets. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, and subsequently led an industry team focused on investing in the Energy, Power, Transportation, Chemical, Telecom, Technology, Media, Homebuilding, Education, Healthcare, and Metals & Mining sectors. Mr. Hauser received his B.S. in Finance from St. John’s University.
Adam J. Bloch, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Bloch joined Guggenheim Investments in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania.
Allen Li, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Li joined Guggenheim in 2007 with a dual role in equities and investment grade corporate research. He began covering municipal bonds when Guggenheim built up sector exposure to take advantage of the auction-rate securities market dislocation in early 2008. He manages Guggenheim’s dedicated municipal portfolios in addition to overseeing multi-strategy accounts’ exposure to the sector. Mr. Li received a B.A. in Economics from Cornell University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Kris L. Dorr, Managing Director and Portfolio Manager of Guggenheim Investments. Ms. Dorr joined Guggenheim Investments in 2011 as a portfolio manager and trader focusing on short duration cash management where she is responsible for investing the liquidity portion of mutual funds and affiliated funding vehicles. In this role, Ms. Dorr identifies and implements securities appropriate for inclusion into each mandate utilizing short-term money market and liquidity instruments. Since 2018, Ms. Dorr has extended the scope of her responsibilities to include the oversight of secured funding activities and solutions. Prior to joining Guggenheim Investments, Ms. Dorr was a senior portfolio manager within UBS Global Asset Management, where she was responsible for the management of multiple separate account fixed income portfolios for Institutional, Central Bank and Sovereign clients. Management of these assets included setting investment strategy, sector allocation and curve positioning. Ms. Dorr began her career as a trader in the Options Portfolio Service group at Kidder Peabody, later becoming a portfolio manager on several retail and institutional 2a-7 money market funds. Ms. Dorr brings more than 35 years of fixed income investment experience to the firm. Ms. Dorr holds a B.A. in Economics from Montclair State University.
Evan L. Serdensky, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Previously, Mr. Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Mr. Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for
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actively managing High Yield and Multi-Sector Credit portfolios. Mr. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Mr. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.
Christopher Keywork, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Floating Rate Strategies Fund since July 2023. Mr. Keywork joined Guggenheim Investments in 2006 and is Head of Bank Loan Trading in Guggenheim's Corporate Credit Group. Mr. Keywork began his career at Guggenheim as a trade assistant, later becoming responsible for the day-to day-trading of bank loans and now manages a team of bank loan traders. In addition to trading, Mr. Keywork is the capital markets contact for bank loans within the Corporate Credit Group, and also works closely with the portfolio management team to manage the day-to-day activities for all the firm's bank loan mandates. Prior to joining Guggenheim, Mr. Keywork worked for The Carlyle Group as a senior trade assistant. He received his B.S. from Manhattan College with a major in Finance.
John Walsh, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim High Yield Fund since July 2023. Mr. Walsh joined Guggenheim in 2012 and is Head of Guggenheim's High Yield and Bank Loan Trading in Guggenheim's Corporate Credit Group. Mr. Walsh manages teams of high yield and bank traders. In addition to trading, Mr. Walsh is the capital markets contact for high yield transactions within the Corporate Credit Group and works closely with the portfolio management and research teams to oversee the daily management of the Guggenheim's high yield mandates. Prior to joining Guggenheim, Mr. Walsh was a Managing Director at Knight Capital and senior trader in the healthcare, energy, and services sectors. Prior to Knight Capital, Mr. Walsh was a Managing Director in high yield trading at Banc of America Securities for 10 years focusing on the healthcare, industrial, and steel sectors. Mr. Walsh has over 38 years' experience in the high yield market and started his career as a trader for the high yield/money market funds at First Investors. Mr. Walsh holds a B.S. in Business Management from Cornell University.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

The Investment Managers and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers provide the following oversight and evaluation services to a Fund that uses a sub-adviser:
•
Performing initial due diligence on prospective sub-advisers for the Funds;
•
Monitoring the performance of the sub-advisers;
•
Communicating performance expectations to the sub-advisers; and
•
Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of sub-advisers. Although the Investment Managers will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
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Security Investors has engaged GPIM to provide investment advisory services to the Guggenheim Municipal Income Fund. GPIM has operated as an investment sub-adviser to the Guggenheim Municipal Income Fund since its inception in 2011.
Buying, Selling and Exchanging Fund Shares

Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the “Transfer Agent”) and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at net asset value (“NAV”) as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through the Transfer Agent and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:
•
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds’ Investment Manager or Distributor, and their affiliates;
•
Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Section 529 college savings plan accounts;
•
Funds of Funds advised by the Investment Manager or its affiliates;
•
Funds of Funds advised by unaffiliated investment advisers; and
•
Institutions that invest the minimum initial investment amount in the Funds.
Each Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
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A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the NAV per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a contingent deferred sales charge (“CDSC”) is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P
Class P shares are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. A Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:
•
Authorized no transaction fee platforms;
•
Authorized fee-based programs of financial intermediaries;
•
Authorized registered investment advisers and discretionary managed account programs;
•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;
•
Authorized retirement platforms of financial intermediaries; and
•
Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of a Fund for another share class of the same Fund. From time to time, the Funds may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Funds may determine). A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Funds reserve the right to modify, suspend or eliminate any share class conversion features at any time.
Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.
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Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Funds expect that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in a Fund and any share class conversions. You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.
Opening Your Account
(Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
Tips to Successfully Complete Your Account Application
(Class A, Class C and Institutional Class Only)
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.
•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
Transaction Information
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—each
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Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
Transaction Cut-Off Times
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.
Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*
Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
Transactions Through Your Financial Intermediary
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period as well as rights of accumulation and letter of intent. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
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Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds’ sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary’s related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you and information regarding the financial intermediaries’ policies for rights of accumulation and letters of intent.
Class A Shares
Class A shares are sold at NAV plus the applicable initial sales charge. There is no initial sales charge for purchases of Class A shares of Guggenheim Ultra Short Duration Fund. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.00% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Funds make available (free of charge) information regarding sales charge waivers and discounts at www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus.
The current sales charge rates for each Fund other than Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, and Guggenheim Ultra Short Duration Fund are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	4.00%	4.17%
$50,000 to $99,999	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	None*	None*
*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.
The current sales charge rates for Guggenheim Floating Rate Strategies Fund are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.75%	2.83%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $1,000,000	1.25%	1.27%
$1,000,000 or greater	None*	None*
*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.
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The current sales charge rates for Guggenheim Limited Duration Fund are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	2.25%	2.30%
$100,000 to $249,999	1.25%	1.27%
$250,000 or greater	None*	None*
*
For investments of $250,000 or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.
You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.
How to Reduce Your Sales Charge
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.
•
Rights of Accumulation—To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.
•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.
•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may
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repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds are generally required to receive your purchase order within 90 days of your redemption.
Sales Charge Waivers
Class A shares of the Funds may be purchased at NAV by the following individuals:
•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;
•
Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
•
Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;
•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;
•
A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;
•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed;
•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto; and
•
Existing shareholders of Class A shares of the Guggenheim Macro Opportunities Fund who held H-Class shares of the Flexible Strategies Fund prior to its reorganization with and into the Guggenheim Macro Opportunities Fund.
The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to an initial sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Sales Charge Exceptions
You will not pay initial sales charges on the following:
•
Class A shares purchased by reinvesting dividends and distributions.
•
When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
Class C Shares
Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
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CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more for each Fund other than Guggenheim Limited Duration Fund and Guggenheim Ultra Short Duration Fund and purchased in amounts of $250,000 or more for Guggenheim Limited Duration Fund) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. Generally, no CDSC is imposed upon redemption of Class A shares of Guggenheim Ultra Short Duration Fund except as described below in “Exchanging Fund Shares—Exchange Procedures.”
Waiver of CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:
•
An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or
•
In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:
○
Returns of excess contributions to the plan;
○
Retirement of a participant in the plan;
○
A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
○
Financial hardship (as defined in regulations under the Code) of a participant in a plan;
○
Termination of employment of a participant in a plan; or
○
Any other permissible withdrawal under the terms of the plan.
In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
Generally, under current tax rules, you are required to start taking withdrawals from certain tax-deferred retirement accounts (including traditional IRAs) when you reach age 73 (75 if born on or after January 1, 1959, 72 if born on or after July 1, 1949, and prior to January 1, 1951, and 70 ½ if born prior to July 1, 1949).
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The
138 | PROSPECTUS

minimum investment requirement for each of Class A, Class C and Institutional Class shares of each Fund is listed in each Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary’s applicable policies and procedures.
Purchases of Class C shares of each Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of each Fund.
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out (“FIFO”), last-in-first-out (“LIFO”) and highest cost-in-first-out (“HIFO”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
Purchase Procedures
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:
Initial Purchase	Subsequent Purchases
Complete the account application that corresponds
to the type of account you are opening.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.

Complete the Guggenheim Investments investment
slip included with your quarterly statement or send
written purchase instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
PROSPECTUS | 139

BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.	Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account application that
corresponds to the type of account you are
opening.
Contact Client Services at 800.820.0888 to obtain
your new account number.
Use the Wire Instructions below to send your wire.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call
Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

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BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
Submit a new account application. Be sure to
complete the “Electronic Investing via ACH”
section. If you are establishing an Individual, Joint,
or UGMA/UTMA account, you may fax the
application to Guggenheim Investments. All other
applications should be mailed.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.

Subsequent purchases made via ACH must be
a minimum of $20. A maximum of $50,000 is
allowed to be purchased via ACH per day. To make
a subsequent purchase send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase
•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on
“Electronic Investing.”
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee
Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary. Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Canceled Purchase Orders
(Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes,
PROSPECTUS | 141

in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
Redemption Procedures
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
Your name;
•
Your shareholder account number;
•
Fund name(s);
•
Dollar amount or number of shares you would like to sell of each Fund;
•
Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and
•
Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
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If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
To the extent applicable, unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares (“non-covered shares” are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
Distributions from Qualified Retirement Accounts
Distributions from your tax-qualified plan or individual retirement account (“IRA”) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
Receiving Your Redemption Proceeds
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
Medallion Signature Guarantees
(Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
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Redemption Charge (Guggenheim High Yield Fund)
The Guggenheim High Yield Fund is intended for long-term investors. Investors who engage in frequent, short-term trading in the Fund’s shares can disrupt the Fund’s investment program. Accordingly, the Fund imposes a 2% charge on redemptions (including exchanges) of Class A, Class C, Institutional class, and Class P shares of the Fund that have been held for 90 days or less. This charge is paid to the Fund to protect the Fund’s long-term shareholders.
The redemption charge does not apply to: (1) shares purchased with reinvested dividends or distributions; (2) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption charge to underlying shareholders; (3) redemptions resulting from certain transfers upon the death of a shareholder; (4) redemptions by certain pension plans as required by law or by regulatory authorities; (5) automated systematic redemptions; (6) retirement loans and withdrawals; (7) redemptions in accounts participating in certain fee based programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and (8) transactions by certain qualified fund of funds. The Fund reserves the right to waive the redemption charge in its discretion.
Uncashed Check Policy
(Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
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Exchange Procedures
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
Your name;
•
Your shareholder account number;
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);
•
Dollar amount, number of shares or percentage of Fund position involved in the exchange; and
•
Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class A shares of the Guggenheim Ultra Short Duration Fund are not subject to an initial sales charge or contingent deferred sales charge. However, Class A shares of the Guggenheim Ultra Short Duration Fund may be subject to a contingent deferred sales charge upon redemption if you acquire your Class A shares of the Guggenheim Ultra Short Duration Fund by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. The Guggenheim Ultra Short Duration Fund will use the date of the first share purchase to determine whether you must pay a contingent deferred sales charge when you redeem your Class A shares of the Guggenheim Ultra Short Duration Fund acquired in the exchange.
Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
Dollar-Cost Averaging
(Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
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The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

Shareholder Identification and Verification
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify your identity or the identity of your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
Changes to Your Account
For information on what is required to make changes and/or additions to your  Class A, Class C and/or Institutional Class  account and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
Transactions Over Telephone or Internet
(Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but
146 | PROSPECTUS

not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
Statements and Confirmations
(Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDelivery Services
(Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more email notices are returned as undeliverable.
Householding
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Guggenheim Investments Express Line—800.717.7776
(Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
Service and Other Fees
(Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:
•
$15 for wire transfers of redemption proceeds under $5,000;
•
$50 on checks returned for insufficient funds;
•
$25 to stop payment of a redemption check within 10 Business Days of the settlement date;
•
$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);
•
$25 for bounced ACH transactions; and
•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
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Retirement Account Fees
(Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
All Funds Other than Guggenheim Ultra Short Duration Fund
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors. A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. The Guggenheim High Yield Fund has a stricter policy. The Guggenheim High Yield Fund imposes a redemption fee equal to two percent of the value of the redemptions of Class A, Class C, Institutional Class, and Class P shares held for 90 days or less.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be canceled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent
148 | PROSPECTUS

trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Guggenheim Ultra Short Duration Fund Only
The Guggenheim Ultra Short Duration Fund is intended to be used by investors as a short-term investment or for cash management purposes. The Guggenheim Ultra Short Duration Fund believes that frequent or short-term trading in the Guggenheim Ultra Short Duration Fund's shares will not have a material adverse effect on the Guggenheim Ultra Short Duration Fund or its shareholders. Accordingly, the Board has not adopted policies or procedures to monitor or prevent frequent or short-term trading, although it reserves the right to adopt such a policy in the future if it determines that such policy is necessary or appropriate for the protection of shareholders. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Guggenheim Ultra Short Duration Fund or its shareholders, particularly long-term shareholders. The Guggenheim Ultra Short Duration Fund reserves the right to refuse any purchase or exchange request for any reason.
Rights Reserved By The Funds
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
Unclaimed Property Laws
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
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Distribution and Shareholder Services

Class A and Class P Shares
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Funds to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the applicable share class. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Class C Shares
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the average daily net assets of the Fund’s Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Compensation to Dealers
Each Investment Manager, at its expense and out of its own resources, compensates financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments are made at the discretion of the Investment Manager to certain dealers who have sold shares of the Funds. The level of payments made to dealers generally varies and is significant in some cases. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

Sub-Transfer Agency Services
The Investment Managers, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed in all or in part by the Funds, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.
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Systematic Withdrawal Plan
(Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares  who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
Exchange Privilege
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds’ Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares  may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days’ notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
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If your investment in Class A or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of a Fund prior to the exchange of the shares for Money Market Class shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of a Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

The Funds declare dividends from their investment income daily. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
Dividend Payment Options
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
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Tax on Distributions
Guggenheim Municipal Income Fund—The Fund intends to qualify to pay exempt-interest dividends that are generally not subject to federal tax. However, such dividends are generally subject to applicable state and local taxes. A portion of such exempt-interest dividends may also be included in determining the amount of alternative minimum tax for those taxpayers subject to such tax.
The amount of exempt-interest dividends payable by the Fund will generally be equal to the amount of gross federally tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements. Income and gains from derivatives will generally be taxable. Payments made by the Fund with respect to swap contracts will offset tax-exempt and taxable income proportionally, potentially decreasing the amount of net tax exempt income available for distributions.
Fund dividends and distributions that are not reported as exempt-interest dividends, are generally taxable to you regardless whether you reinvest your dividends or distributions or take them in cash. Any distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
An investment in the Fund is generally not appropriate for tax-deferred retirement accounts since they do not benefit from the exemption of tax in exempt-interest dividends, and distributions from such accounts are generally taxed as ordinary income.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
All Other Funds—Fund dividends and distributions are taxable to shareholders whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared. The amounts of Fund distributions are driven by federal tax requirements. A Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall investment performance for the period is negative.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Funds, the Funds are not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
Your share of interest earned by a Fund from bonds and other debt securities generally will be taxed at ordinary income rates. A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A
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Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
Taxes on Sales, Redemptions or Exchanges
Guggenheim Municipal Income Fund—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any exempt-interest dividends or long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
All Other Funds—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Back-Up Withholding
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Foreign Taxes
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
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Foreign Shareholders
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 21% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
Cost Basis
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•
Taking the current market value of its total assets;
•
Subtracting any liabilities; and
•
Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. Information that becomes known to a Fund or its agent after a Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or a Fund’s previously determined NAV. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated each Investment Manager as the respective valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation
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designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
With respect to any portion of a Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that a Fund could reasonable expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and
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assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. Each Fund may also use third party service providers to model certain securities, using models to determine fair market value.
The Guggenheim Macro Opportunities Fund may invest a portion of its total assets in shares of the Subsidiary. Every business day, the Subsidiary will offer to redeem all or a portion of its shares at the current NAV. The value of the Subsidiary's investments will affect the value of the Subsidiary's shares. The Subsidiary prices its investments by the same valuation method described above and as set forth in the Funds' Valuation Procedures and Valuation Designee Procedures.
Please see the SAI for additional information about the valuations of the Funds securities and other assets and on how NAV is calculated.
General Information

Shareholder Inquiries
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
Other Information
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.
Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Funds’ website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.
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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in the Funds’ 2023 Annual Reports. The 2023 Annual Reports are available upon request and are incorporated by reference in the SAI.
Effective November 30, 2018, Guggenheim Strategy Fund I, previously a series of Guggenheim Strategy Funds Trust (the “Predecessor Fund”), which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Guggenheim Ultra Short Duration Fund, which has adopted the Predecessor Fund’s performance, financial and other historical information. Accordingly, the performance information shown below for periods prior to November 30, 2018 for Institutional Class shares of the Guggenheim Ultra Short Duration Fund reflects the performance of the Predecessor Fund and not of the Guggenheim Ultra Short Duration Fund, however, the Predecessor Fund’s policies, guidelines and investment objective were the same as the Guggenheim Ultra Short Duration Fund’s in all material respects. Because Class P shares of the Guggenheim Ultra Short Duration Fund did not commence operations prior to the end of the most recently completed fiscal year, no information for Class P shares is shown.
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Financial Highlights

Guggenheim Floating Rate Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.37	$25.09	$24.08	$25.23	$25.92
Income (loss) from investment operations:
Net investment income (loss)[a]	1.88	.87	.83	1.02	1.17
Net gain (loss) on investments (realized and unrealized)	1.16	(1.72)	1.02	(1.16)	(.67 )
Total from investment operations	3.04	(.85 )	1.85	(.14 )	.50
Less distributions from:
Net investment income	(1.89)	(.87 )	(.83 )	(.83 )	(1.19)
Return of capital	—	—	(.01 )	(.18 )	—
Total distributions	(1.89)	(.87 )	(.84 )	(1.01)	(1.19)
Net asset value, end of period	$24.52	$23.37	$25.09	$24.08	$25.23

Total Return[b]	13.47%	(3.47% )	7.83%	(0.50% )	2.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,008	$154,160	$123,392	$139,857	$235,752
Ratios to average net assets:
Net investment income (loss)	7.82%	3.57%	3.36%	4.23%	4.60%
Total expenses[c]	1.15%	1.11%	1.09%	1.25%	1.23%
Net expenses[d,e,f]	1.02%	1.02%	1.05%	1.10%	1.07%
Portfolio turnover rate	23%	30%	57%	20%	10%
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Financial Highlights (continued)

Guggenheim Floating Rate Strategies Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.36	$25.08	$24.07	$25.22	$25.91
Income (loss) from investment operations:
Net investment income (loss)[a]	1.69	.68	.65	.84	.98
Net gain (loss) on investments (realized and unrealized)	1.16	(1.71)	1.02	(1.16)	(.67 )
Total from investment operations	2.85	(1.03)	1.67	(.32 )	.31
Less distributions from:
Net investment income	(1.70)	(.69 )	(.65 )	(.68 )	(1.00)
Return of capital	—	—	(.01 )	(.15 )	—
Total distributions	(1.70)	(.69 )	(.66 )	(.83 )	(1.00)
Net asset value, end of period	$24.51	$23.36	$25.08	$24.07	$25.22

Total Return[b]	12.58%	(4.15% )	7.03%	(1.24% )	1.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,818	$47,183	$52,308	$63,891	$112,481
Ratios to average net assets:
Net investment income (loss)	7.02%	2.78%	2.61%	3.47%	3.86%
Total expenses[c]	1.89%	1.91%	1.86%	1.96%	1.93%
Net expenses[d,e,f]	1.78%	1.77%	1.80%	1.85%	1.82%
Portfolio turnover rate	23%	30%	57%	20%	10%
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Financial Highlights (continued)

Guggenheim Floating Rate Strategies Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.38	$25.10	$24.09	$25.24	$25.93
Income (loss) from investment operations:
Net investment income (loss)[a]	1.88	.88	.83	1.04	1.17
Net gain (loss) on investments (realized and unrealized)	1.16	(1.73)	1.02	(1.18)	(.67 )
Total from investment operations	3.04	(.85 )	1.85	(.14 )	.50
Less distributions from:
Net investment income	(1.89)	(.87 )	(.83 )	(.83 )	(1.19)
Return of capital	—	—	(.01 )	(.18 )	—
Total distributions	(1.89)	(.87 )	(.84 )	(1.01)	(1.19)
Net asset value, end of period	$24.53	$23.38	$25.10	$24.09	$25.24

Total Return	13.46%	(3.47% )	7.83%	(0.50% )	2.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,295	$43,603	$35,430	$33,251	$135,036
Ratios to average net assets:
Net investment income (loss)	7.81%	3.58%	3.36%	4.26%	4.59%
Total expenses[c]	1.18%	1.14%	1.06%	1.37%	1.22%
Net expenses[d,e,f]	1.02%	1.02%	1.05%	1.10%	1.07%
Portfolio turnover rate	23%	30%	57%	20%	10%
PROSPECTUS | 161

Financial Highlights (continued)

Guggenheim Floating Rate Strategies Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.39	$25.11	$24.10	$25.25	$25.95
Income (loss) from investment operations:
Net investment income (loss)[a]	1.93	.94	.89	1.09	1.23
Net gain (loss) on investments (realized and unrealized)	1.16	(1.73)	1.02	(1.17)	(.68 )
Total from investment operations	3.09	(.79 )	1.91	(.08 )	.55
Less distributions from:
Net investment income	(1.94)	(.93 )	(.89 )	(.88 )	(1.25)
Return of capital	—	—	(.01 )	(.19 )	—
Total distributions	(1.94)	(.93 )	(.90 )	(1.07)	(1.25)
Net asset value, end of period	$24.54	$23.39	$25.11	$24.10	$25.25

Total Return	13.68%	(3.20% )	8.08%	(0.26% )	2.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$793,785	$979,086	$711,583	$504,449	$1,065,820
Ratios to average net assets:
Net investment income (loss)	8.02%	3.84%	3.59%	4.48%	4.83%
Total expenses[c]	0.88%	0.87%	0.85%	0.97%	0.92%
Net expenses[d,e,f]	0.78%	0.78%	0.81%	0.85%	0.83%
Portfolio turnover rate	23%	30%	57%	20%	10%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.03%	0.03%	—	0.00% *	—
C-Class	0.04%	0.04%	—	0.00% *	—
P-Class	0.03%	0.04%	0.00% *	0.00% *	—
Institutional Class	0.02%	0.04%	0.00% *	0.00% *	—
*
Less than 0.01%.
162 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Floating Rate Strategies Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.99%	1.00%	1.01%	1.02%	1.02%
C-Class	1.75%	1.75%	1.76%	1.77%	1.77%
P-Class	0.99%	1.00%	1.01%	1.02%	1.02%
Institutional Class	0.75%	0.76%	0.77%	0.78%	0.78%
PROSPECTUS | 163

Financial Highlights

Guggenheim High Yield Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.14	$10.98	$10.37	$10.90	$11.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.56	.49	.57	.64
Net gain (loss) on investments (realized and unrealized)	.30	(1.86)	.63	(.50 )	(.12 )
Total from investment operations	.87	(1.30)	1.12	.07	.52
Less distributions from:
Net investment income	(.57 )	(.52 )	(.48 )	(.60 )	(.66 )
Return of capital	(.01 )	(.02 )	(.03 )	—	—
Total distributions	(.58 )	(.54 )	(.51 )	(.60 )	(.66 )
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.43	$9.14	$10.98	$10.37	$10.90

Total Return[c]	9.60%	(12.10% )	11.02%	0.84%	4.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,846	$43,822	$55,550	$53,997	$67,916
Ratios to average net assets:
Net investment income (loss)	6.07%	5.46%	4.51%	5.44%	5.94%
Total expenses[d]	1.22%	1.14%	1.07%	1.21%	1.27%
Net expenses[e,f,g]	1.16%	1.10%	1.05%	1.20%	1.26%
Portfolio turnover rate	31%	42%	86%	81%	61%
164 | PROSPECTUS

Financial Highlights (continued)

Guggenheim High Yield Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.22	$11.07	$10.46	$10.99	$11.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.47	.40	.49	.56
Net gain (loss) on investments (realized and unrealized)	.29	(1.85)	.64	(.49 )	(.12 )
Total from investment operations	.80	(1.38)	1.04	—	.44
Less distributions from:
Net investment income	(.50 )	(.45 )	(.40 )	(.53 )	(.59 )
Return of capital	(.01 )	(.02 )	(.03 )	—	—
Total distributions	(.51 )	(.47 )	(.43 )	(.53 )	(.59 )
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.51	$9.22	$11.07	$10.46	$10.99

Total Return[c]	8.75%	(12.76% )	10.04%	0.09%	4.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,417	$9,915	$16,242	$16,437	$21,935
Ratios to average net assets:
Net investment income (loss)	5.30%	4.55%	3.67%	4.68%	5.17%
Total expenses[d]	1.97%	1.94%	1.91%	2.00%	2.03%
Net expenses[e,f,g]	1.92%	1.90%	1.89%	1.99%	2.02%
Portfolio turnover rate	31%	42%	86%	81%	61%
PROSPECTUS | 165

Financial Highlights (continued)

Guggenheim High Yield Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.14	$10.98	$10.38	$10.91	$11.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.55	.48	.57	.64
Net gain (loss) on investments (realized and unrealized)	.30	(1.85)	.62	(.50 )	(.12 )
Total from investment operations	.87	(1.30)	1.10	.07	.52
Less distributions from:
Net investment income	(.56 )	(.52 )	(.47 )	(.60 )	(.66 )
Return of capital	(.01 )	(.02 )	(.03 )	—	—
Total distributions	(.57 )	(.54 )	(.50 )	(.60 )	(.66 )
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.44	$9.14	$10.98	$10.38	$10.91

Total Return	9.71%	(12.13% )	10.80%	0.80%	4.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,205	$4,426	$5,660	$5,837	$8,170
Ratios to average net assets:
Net investment income (loss)	6.07%	5.37%	4.40%	5.42%	5.93%
Total expenses[d]	1.22%	1.28%	1.20%	1.26%	1.30%
Net expenses[e,f,g]	1.16%	1.15%	1.16%	1.25%	1.28%
Portfolio turnover rate	31%	42%	86%	81%	61%
166 | PROSPECTUS

Financial Highlights (continued)

Guggenheim High Yield Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$7.45	$8.94	$8.45	$8.88	$9.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.47	.41	.48	.54
Net gain (loss) on investments (realized and unrealized)	.23	(1.50)	.51	(.39 )	(.10 )
Total from investment operations	.72	(1.03)	.92	.09	.44
Less distributions from:
Net investment income	(.48 )	(.44 )	(.40 )	(.52 )	(.57 )
Return of capital	(.01 )	(.02 )	(.03 )	—	—
Total distributions	(.49 )	(.46 )	(.43 )	(.52 )	(.57 )
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$7.68	$7.45	$8.94	$8.45	$8.88

Total Return	9.78%	(11.80% )	11.14%	1.14%	5.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,649	$113,644	$167,486	$171,641	$180,442
Ratios to average net assets:
Net investment income (loss)	6.32%	5.63%	4.71%	5.67%	6.17%
Total expenses[d]	0.95%	0.95%	0.88%	0.98%	0.99%
Net expenses[e,f,g]	0.91%	0.88%	0.85%	0.96%	0.97%
Portfolio turnover rate	31%	42%	86%	81%	61%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Redemption fees collected are less than $0.01 per share.
c
Total return does not reflect the impact of any applicable sales charges.
d
Does not include expenses of the underlying funds in which the Fund invests.
e
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
f
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.04%	0.01%	0.00% *	0.05%	0.05%
C-Class	0.04%	0.00% *	0.01%	0.04%	0.05%
P-Class	0.01%	0.04%	0.04%	0.02%	0.01%
Institutional Class	0.03%	0.02%	0.01%	0.02%	0.02%
*
Less than 0.01%.
PROSPECTUS | 167

Financial Highlights (continued)

Guggenheim High Yield Fund
g
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.13%	1.09%	1.03%	1.12%	1.15%
C-Class	1.89%	1.89%	1.87%	1.90%	1.91%
P-Class	1.13%	1.14%	1.14%	1.16%	1.16%
Institutional Class	0.88%	0.87%	0.83%	0.87%	0.88%
168 | PROSPECTUS

Financial Highlights

Guggenheim Core Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.95	$20.06	$20.53	$18.94	$18.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.46	.44	.37	.41
Net gain (loss) on investments (realized and unrealized)	(.41 )	(3.84)	(.01 )	1.63	.63
Total from investment operations	.26	(3.38)	.43	2.00	1.04
Less distributions from:
Net investment income	(.65 )	(.47 )	(.47 )	(.41 )	(.43 )
Net realized gains	—	(.26 )	(.43 )	—	—
Total distributions	(.65 )	(.73 )	(.90 )	(.41 )	(.43 )
Net asset value, end of period	$15.56	$15.95	$20.06	$20.53	$18.94

Total Return[b]	1.46%	(17.30% )	2.09%	10.68%	5.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,100	$112,084	$151,026	$218,856	$149,442
Ratios to average net assets:
Net investment income (loss)	4.12%	2.53%	2.20%	1.87%	2.23%
Total expenses[c]	0.92%	0.82%	0.85%	0.85%	0.89%
Net expenses[d,e,f]	0.83%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	88%	49%	103%	126%	77%
PROSPECTUS | 169

Financial Highlights (continued)

Guggenheim Core Bond Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.88	$19.97	$20.45	$18.86	$18.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.33	.29	.22	.28
Net gain (loss) on investments (realized and unrealized)	(.42 )	(3.83)	(.03 )	1.64	.62
Total from investment operations	.13	(3.50)	.26	1.86	.90
Less distributions from:
Net investment income	(.52 )	(.33 )	(.31 )	(.27 )	(.29 )
Net realized gains	—	(.26 )	(.43 )	—	—
Total distributions	(.52 )	(.59 )	(.74 )	(.27 )	(.29 )
Net asset value, end of period	$15.49	$15.88	$19.97	$20.45	$18.86

Total Return[b]	0.68%	(17.90% )	1.34%	9.86%	4.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,027	$20,970	$33,407	$33,163	$22,531
Ratios to average net assets:
Net investment income (loss)	3.39%	1.78%	1.46%	1.13%	1.50%
Total expenses[c]	1.66%	1.61%	1.61%	1.62%	1.67%
Net expenses[d,e,f]	1.59%	1.53%	1.54%	1.54%	1.55%
Portfolio turnover rate	88%	49%	103%	126%	77%
170 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Core Bond Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.96	$20.07	$20.55	$18.96	$18.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.46	.44	.36	.41
Net gain (loss) on investments (realized and unrealized)	(.41 )	(3.84)	(.02 )	1.64	.63
Total from investment operations	.25	(3.38)	.42	2.00	1.04
Less distributions from:
Net investment income	(.64 )	(.47 )	(.47 )	(.41 )	(.42 )
Net realized gains	—	(.26 )	(.43 )	—	—
Total distributions	(.64 )	(.73 )	(.90 )	(.41 )	(.42 )
Net asset value, end of period	$15.57	$15.96	$20.07	$20.55	$18.96

Total Return	1.50%	(17.30% )	2.04%	10.67%	5.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,885	$53,203	$89,223	$60,534	$50,258
Ratios to average net assets:
Net investment income (loss)	4.10%	2.49%	2.17%	1.86%	2.24%
Total expenses[c]	1.01%	0.94%	0.90%	0.91%	0.93%
Net expenses[d,e,f]	0.82%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	88%	49%	103%	126%	77%
PROSPECTUS | 171

Financial Highlights (continued)

Guggenheim Core Bond Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.92	$20.03	$20.51	$18.91	$18.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.52	.50	.42	.47
Net gain (loss) on investments (realized and unrealized)	(.40 )	(3.85)	(.03 )	1.65	.62
Total from investment operations	.31	(3.33)	.47	2.07	1.09
Less distributions from:
Net investment income	(.69 )	(.52 )	(.52 )	(.47 )	(.48 )
Net realized gains	—	(.26 )	(.43 )	—	—
Total distributions	(.69 )	(.78 )	(.95 )	(.47 )	(.48 )
Net asset value, end of period	$15.54	$15.92	$20.03	$20.51	$18.91

Total Return	1.80%	(17.09% )	2.34%	11.07%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,378,747	$1,082,805	$1,382,711	$1,139,109	$613,571
Ratios to average net assets:
Net investment income (loss)	4.43%	2.84%	2.49%	2.17%	2.52%
Total expenses[c]	0.65%	0.60%	0.60%	0.58%	0.62%
Net expenses[d,e,f]	0.55%	0.49%	0.50%	0.50%	0.51%
Portfolio turnover rate	88%	49%	103%	126%	77%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
A-Class	0.01%	0.01%	0.01%	0.00% *	—
C-Class	0.01%	0.00% *	—	0.00% *	—
P-Class	0.00% *	—	—	0.00% *	0.00% *
Institutional Class	0.00% *	—	—	0.00% *	—
*
Less than 0.01%.
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
172 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Core Bond Fund
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
A-Class	0.76%	0.77%	0.78%	0.78%	0.79%
C-Class	1.52%	1.52%	1.53%	1.53%	1.54%
P-Class	0.76%	0.77%	0.78%	0.78%	0.79%
Institutional Class	0.47%	0.48%	0.49%	0.49%	0.50%
PROSPECTUS | 173

Financial Highlights

Guggenheim Limited Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.28	$25.42	$25.57	$24.68	$24.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.42	.34	.40	.54
Net gain (loss) on investments (realized and unrealized)	.35	(2.04)	.01 [h]	.94	.01
Total from investment operations	1.22	(1.62)	.35	1.34	.55
Less distributions from:
Net investment income	(.89 )	(.43 )	(.38 )	(.45 )	(.57 )
Net realized gains	—	(.09 )	(.12 )	—	— [b]
Total distributions	(.89 )	(.52 )	(.50 )	(.45 )	(.57 )
Net asset value, end of period	$23.61	$23.28	$25.42	$25.57	$24.68

Total Return[c]	5.31%	(6.42% )	1.38%	5.51%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,937	$549,667	$855,473	$625,386	$570,353
Ratios to average net assets:
Net investment income (loss)	3.70%	1.69%	1.32%	1.60%	2.18%
Total expenses[d]	0.80%	0.80%	0.79%	0.84%	0.83%
Net expenses[e,f,g]	0.75%	0.74%	0.74%	0.77%	0.75%
Portfolio turnover rate	28%	23%	80%	123%	72%
174 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Limited Duration Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.27	$25.41	$25.55	$24.66	$24.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.24	.15	.21	.35
Net gain (loss) on investments (realized and unrealized)	.33	(2.04)	.02 [h]	.95	.02
Total from investment operations	1.03	(1.80)	.17	1.16	.37
Less distributions from:
Net investment income	(.71 )	(.25 )	(.19 )	(.27 )	(.39 )
Net realized gains	—	(.09 )	(.12 )	—	— [b]
Total distributions	(.71 )	(.34 )	(.31 )	(.27 )	(.39 )
Net asset value, end of period	$23.59	$23.27	$25.41	$25.55	$24.66

Total Return[c]	4.48%	(7.13% )	0.67%	4.72%	1.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,465	$62,864	$90,205	$86,143	$85,100
Ratios to average net assets:
Net investment income (loss)	2.96%	0.96%	0.58%	0.85%	1.42%
Total expenses[d]	1.60%	1.58%	1.58%	1.61%	1.60%
Net expenses[e,f,g]	1.50%	1.49%	1.49%	1.52%	1.50%
Portfolio turnover rate	28%	23%	80%	123%	72%
PROSPECTUS | 175

Financial Highlights (continued)

Guggenheim Limited Duration Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.28	$25.42	$25.57	$24.68	$24.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.42	.34	.40	.54
Net gain (loss) on investments (realized and unrealized)	.35	(2.04)	.01 [h]	.94	.01
Total from investment operations	1.22	(1.62)	.35	1.34	.55
Less distributions from:
Net investment income	(.89 )	(.43 )	(.38 )	(.45 )	(.57 )
Net realized gains	—	(.09 )	(.12 )	—	— [b]
Total distributions	(.89 )	(.52 )	(.50 )	(.45 )	(.57 )
Net asset value, end of period	$23.61	$23.28	$25.42	$25.57	$24.68

Total Return	5.31%	(6.42% )	1.38%	5.50%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,668	$80,735	$155,465	$150,623	$108,691
Ratios to average net assets:
Net investment income (loss)	3.69%	1.67%	1.33%	1.60%	2.18%
Total expenses[d]	0.82%	0.95%	0.83%	0.90%	0.88%
Net expenses[e,f,g]	0.75%	0.74%	0.74%	0.77%	0.75%
Portfolio turnover rate	28%	23%	80%	123%	72%
176 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Limited Duration Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.28	$25.42	$25.56	$24.67	$24.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.93	.49	.40	.46	.60
Net gain (loss) on investments (realized and unrealized)	.34	(2.05)	.03 [h]	.95	.01
Total from investment operations	1.27	(1.56)	.43	1.41	.61
Less distributions from:
Net investment income	(.95 )	(.49 )	(.45 )	(.52 )	(.63 )
Net realized gains	—	(.09 )	(.12 )	—	– [b]
Total distributions	(.95 )	(.58 )	(.57 )	(.52 )	(.63 )
Net asset value, end of period	$23.60	$23.28	$25.42	$25.56	$24.67

Total Return	5.53%	(6.19% )	1.67%	5.77%	2.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,245,439	$3,907,125	$4,960,578	$2,911,309	$2,421,315
Ratios to average net assets:
Net investment income (loss)	3.96%	1.97%	1.58%	1.85%	2.43%
Total expenses[d]	0.59%	0.56%	0.56%	0.59%	0.57%
Net expenses[e,f,g]	0.50%	0.49%	0.49%	0.52%	0.50%
Portfolio turnover rate	28%	23%	80%	123%	72%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Less than $0.01 per share.
c
Total return does not reflect the impact of any applicable sales charges.
d
Does not include expenses of the underlying funds in which the Fund invests.
e
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
f
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	0.00% *	—	0.00% *	0.00% *
C-Class	0.01%	—	—	0.00% *	—
P-Class	0.00% *	—	—	0.00% *	0.00% *
Institutional Class	0.00% *	—	—	0.00% *	0.00% *
*
Less than 0.01%.
PROSPECTUS | 177

Financial Highlights (continued)

Guggenheim Limited Duration Fund
g
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.72%	0.73%	0.73%	0.75%	0.75%
C-Class	1.48%	1.48%	1.48%	1.50%	1.50%
P-Class	0.72%	0.73%	0.73%	0.75%	0.75%
Institutional Class	0.47%	0.48%	0.48%	0.50%	0.50%
h
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
178 | PROSPECTUS

Financial Highlights

Guggenheim Macro Opportunities Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.36	$27.19	$26.31	$25.82	$26.53
Income (loss) from investment operations:
Net investment income (loss)[a]	1.30	.89	.91	.74	.72
Net gain (loss) on investments (realized and unrealized)	.33	(3.77)	1.04	.61	(.62 )
Total from investment operations	1.63	(2.88)	1.95	1.35	.10
Less distributions from:
Net investment income	(1.33)	(.95 )	(1.07)	(.86 )	(.79 )
Net realized gains	—	—	—	—	(.02 )
Total distributions	(1.33)	(.95 )	(1.07)	(.86 )	(.81 )
Net asset value, end of period	$23.66	$23.36	$27.19	$26.31	$25.82

Total Return[b]	7.09%	(10.77% )	7.49%	5.39%	0.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$280,275	$327,393	$435,293	$312,986	$461,781
Ratios to average net assets:
Net investment income (loss)	5.46%	3.46%	3.35%	2.90%	2.76%
Total expenses[c]	1.50%	1.42%	1.43%	1.51%	1.47%
Net expenses[d,e,f]	1.44%	1.37%	1.37%	1.39%	1.39%
Portfolio turnover rate	32%	25%	84%	130%	46%
PROSPECTUS | 179

Financial Highlights (continued)

Guggenheim Macro Opportunities Fund

C-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.35	$27.17	$26.29	$25.80	$26.52
Income (loss) from investment operations:
Net investment income (loss)[a]	1.12	.70	.72	.55	.52
Net gain (loss) on investments (realized and unrealized)	.32	(3.76)	1.03	.61	(.62 )
Total from investment operations	1.44	(3.06)	1.75	1.16	(.10 )
Less distributions from:
Net investment income	(1.15)	(.76 )	(.87 )	(.67 )	(.60 )
Net realized gains	—	—	—	–	(.02 )
Total distributions	(1.15)	(.76 )	(.87 )	(.67 )	(.62 )
Net asset value, end of period	$23.64	$23.35	$27.17	$26.29	$25.80

Total Return[b]	6.25%	(11.41% )	6.70%	4.60%	(0.37% )
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,332	$145,469	$207,739	$219,866	$321,576
Ratios to average net assets:
Net investment income (loss)	4.72%	2.70%	2.64%	2.15%	2.00%
Total expenses[c]	2.27%	2.17%	2.18%	2.25%	2.20%
Net expenses[d,e,f]	2.21%	2.12%	2.12%	2.15%	2.13%
Portfolio turnover rate	32%	25%	84%	130%	46%
180 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Macro Opportunities Fund

P-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.38	$27.20	$26.32	$25.82	$26.54
Income (loss) from investment operations:
Net investment income (loss)[a]	1.30	.90	.91	.74	.71
Net gain (loss) on investments (realized and unrealized)	.32	(3.77)	1.04	.62	(.62 )
Total from investment operations	1.62	(2.87)	1.95	1.36	.09
Less distributions from:
Net investment income	(1.33)	(.95 )	(1.07)	(.86 )	(.79 )
Net realized gains	—	—	—	–	(.02 )
Total distributions	(1.33)	(.95 )	(1.07)	(.86 )	(.81 )
Net asset value, end of period	$23.67	$23.38	$27.20	$26.32	$25.82

Total Return	7.09%	(10.77% )	7.48%	5.42%	0.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,987	$161,232	$162,928	$99,575	$126,334
Ratios to average net assets:
Net investment income (loss)	5.49%	3.51%	3.33%	2.91%	2.73%
Total expenses[c]	1.66%	1.45%	1.45%	1.50%	1.46%
Net expenses[d,e,f]	1.49%	1.37%	1.37%	1.40%	1.39%
Portfolio turnover rate	32%	25%	84%	130%	46%
PROSPECTUS | 181

Financial Highlights (continued)

Guggenheim Macro Opportunities Fund

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.40	$27.23	$26.34	$25.85	$26.57
Income (loss) from investment operations:
Net investment income (loss)[a]	1.40	.99	1.02	.85	.81
Net gain (loss) on investments (realized and unrealized)	.32	(3.76)	1.05	.60	(.61 )
Total from investment operations	1.72	(2.77)	2.07	1.45	.20
Less distributions from:
Net investment income	(1.43)	(1.06)	(1.18)	(.96 )	(.90 )
Net realized gains	—	—	—	–	(.02 )
Total distributions	(1.43)	(1.06)	(1.18)	(.96 )	(.92 )
Net asset value, end of period	$23.69	$23.40	$27.23	$26.34	$25.85

Total Return	7.47%	(10.39% )	7.91%	5.84%	0.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,228,680	$5,397,131	$6,906,534	$4,097,303	$5,396,868
Ratios to average net assets:
Net investment income (loss)	5.86%	3.85%	3.74%	3.32%	3.12%
Total expenses[c]	1.18%	1.09%	1.08%	1.17%	1.13%
Net expenses[d,e,f]	1.03%	0.96%	0.96%	0.99%	0.98%
Portfolio turnover rate	32%	25%	84%	130%	46%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.05%	0.06%	0.10%	0.03%	0.02%
C-Class	0.04%	0.06%	0.08%	0.05%	0.05%
P-Class	0.01%	0.05%	0.09%	0.03%	0.04%
Institutional Class	0.00% *	—	—	0.00% *	0.00% *
*
Less than 0.01%.
182 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Macro Opportunities Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.32%	1.33%	1.33%	1.33%	1.33%
C-Class	2.07%	2.08%	2.08%	2.08%	2.07%
P-Class	1.32%	1.33%	1.33%	1.33%	1.33%
Institutional Class	0.91%	0.92%	0.92%	0.92%	0.92%
PROSPECTUS | 183

Financial Highlights

Guggenheim Municipal Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.46	$13.23	$13.12	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.23	.25	.26	.30
Net gain (loss) on investments (realized and unrealized)	(.04 )	(2.44)	.23	.11	.70
Total from investment operations	.19	(2.21)	.48	.37	1.00
Less distributions from:
Net investment income	(.25 )	(.22 )	(.23 )	(.26 )	(.30 )
Net realized gains	(.14 )	(.06 )	(.02 )	–	(.04 )
Total distributions	(.39 )	(.28 )	(.25 )	(.26 )	(.34 )
Net asset value, end of period	$10.77	$10.97	$13.46	$13.23	$13.12

Total Return[b]	1.67%	(16.67% )	3.67%	2.85%	8.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,909	$43,354	$63,359	$62,583	$42,512
Ratios to average net assets:
Net investment income (loss)	2.06%	1.84%	1.82%	1.95%	2.31%
Total expenses[c]	1.20%	1.18%	1.17%	1.21%	1.34%
Net expenses[d,e,f]	0.78%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate	11%	14%	22%	58%	30%
184 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Municipal Income Fund

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.96	$13.45	$13.22	$13.11	$12.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.14	.15	.16	.21
Net gain (loss) on investments (realized and unrealized)	(.04 )	(2.45)	.23	.11	.69
Total from investment operations	.11	(2.31)	.38	.27	.90
Less distributions from:
Net investment income	(.17 )	(.12 )	(.13 )	(.16 )	(.20 )
Net realized gains	(.14 )	(.06 )	(.02 )	–	(.04 )
Total distributions	(.31 )	(.18 )	(.15 )	(.16 )	(.24 )
Net asset value, end of period	$10.76	$10.96	$13.45	$13.22	$13.11

Total Return[b]	0.91%	(17.23% )	2.91%	2.09%	7.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$847	$1,063	$1,769	$2,177	$1,981
Ratios to average net assets:
Net investment income (loss)	1.30%	1.08%	1.08%	1.23%	1.63%
Total expenses[c]	2.00%	1.97%	1.97%	1.97%	2.12%
Net expenses[d,e,f]	1.54%	1.54%	1.55%	1.56%	1.56%
Portfolio turnover rate	11%	14%	22%	58%	30%
PROSPECTUS | 185

Financial Highlights (continued)

Guggenheim Municipal Income Fund

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.45	$13.22	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.23	.25	.26	.29
Net gain (loss) on investments (realized and unrealized)	(.05 )	(2.43)	.23	.09	.72
Total from investment operations	.18	(2.20)	.48	.35	1.01
Less distributions from:
Net investment income	(.25 )	(.22 )	(.23 )	(.26 )	(.30 )
Net realized gains	(.14 )	(.06 )	(.02 )	–	(.04 )
Total distributions	(.39 )	(.28 )	(.25 )	(.26 )	(.34 )
Net asset value, end of period	$10.76	$10.97	$13.45	$13.22	$13.13

Total Return	1.58%	(16.61% )	3.67%	2.69%	8.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114	$129	$220	$202	$207
Ratios to average net assets:
Net investment income (loss)	2.04%	1.81%	1.83%	1.96%	2.25%
Total expenses[c]	1.51%	1.47%	1.38%	1.40%	1.55%
Net expenses[d,e,f]	0.78%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate	11%	14%	22%	58%	30%
186 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Municipal Income Fund

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.46	$13.23	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.26	.28	.29	.33
Net gain (loss) on investments (realized and unrealized)	(.03 )	(2.44)	.24	.10	.71
Total from investment operations	.23	(2.18)	.52	.39	1.04
Less distributions from:
Net investment income	(.29 )	(.25 )	(.27 )	(.29 )	(.33 )
Net realized gains	(.14 )	(.06 )	(.02 )	–	(.04 )
Total distributions	(.43 )	(.31 )	(.29 )	(.29 )	(.37 )
Net asset value, end of period	$10.77	$10.97	$13.46	$13.23	$13.13

Total Return	1.93%	(16.46% )	3.93%	3.03%	8.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,826	$4,629	$12,772	$13,406	$13,970
Ratios to average net assets:
Net investment income (loss)	2.30%	2.04%	2.08%	2.23%	2.59%
Total expenses[c]	0.96%	0.98%	0.96%	1.00%	1.08%
Net expenses[d,e,f]	0.53%	0.54%	0.55%	0.56%	0.56%
Portfolio turnover rate	11%	14%	22%	58%	30%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
A-Class	0.00% *	0.02%	—	0.00% *	0.00% *
C-Class	0.01%	0.01%	—	0.00% *	—
P-Class	0.00% *	0.01%	—	0.00% *	—
Institutional Class	0.00% *	0.01%	—	0.00% *	—
*
Less than 0.01%.
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
PROSPECTUS | 187

Financial Highlights (continued)

Guggenheim Municipal Income Fund
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
A-Class	0.77%	0.78%	0.79%	0.80%	0.80%
C-Class	1.53%	1.53%	1.54%	1.55%	1.55%
P-Class	0.77%	0.78%	0.79%	0.80%	0.80%
Institutional Class	0.52%	0.53%	0.54%	0.55%	0.55%
188 | PROSPECTUS

Financial Highlights
Guggenheim Total Return Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.12	$28.94	$29.76	$27.42	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	.78	.72	.56	.64
Net gain (loss) on investments (realized and unrealized)	(.65 )	(5.53)	(.05 )	2.41	.85
Total from investment operations	.38	(4.75)	.67	2.97	1.49
Less distributions from:
Net investment income	(.98 )	(.80 )	(.76 )	(.63 )	(.65 )
Net realized gains	—	(.27 )	(.73 )	—	(.11 )
Total distributions	(.98 )	(1.07)	(1.49)	(.63 )	(.76 )
Net asset value, end of period	$22.52	$23.12	$28.94	$29.76	$27.42

Total Return[b]	1.55%	(16.82% )	2.27%	10.96%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$444,454	$427,870	$677,172	$804,750	$609,602
Ratios to average net assets:
Net investment income (loss)	4.40%	2.94%	2.47%	1.99%	2.37%
Total expenses[c]	0.96%	0.85%	0.84%	0.87%	0.96%
Net expenses[d,e,f]	0.91%	0.81%	0.79%	0.80%	0.80%
Portfolio turnover rate	90%	55%	92%	116%	68%
PROSPECTUS | 189

(continued)

Guggenheim Total Return Bond Fund

C-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.13	$28.94	$29.76	$27.43	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.58	.50	.35	.43
Net gain (loss) on investments (realized and unrealized)	(.67 )	(5.52)	(.05 )	2.40	.87
Total from investment operations	.19	(4.94)	.45	2.75	1.30
Less distributions from:
Net investment income	(.80 )	(.60 )	(.54 )	(.42 )	(.45 )
Net realized gains	—	(.27 )	(.73 )	—	(.11 )
Total distributions	(.80 )	(0.87)	(1.27)	(.42 )	(.56 )
Net asset value, end of period	$22.52	$23.13	$28.94	$29.76	$27.43

Total Return[b]	0.74%	(17.41% )	1.50%	10.10%	4.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,466	$197,933	$327,712	$338,656	$286,050
Ratios to average net assets:
Net investment income (loss)	3.65%	2.18%	1.72%	1.24%	1.62%
Total expenses[c]	1.72%	1.63%	1.59%	1.59%	1.60%
Net expenses[d,e,f]	1.66%	1.56%	1.53%	1.55%	1.55%
Portfolio turnover rate	90%	55%	92%	116%	68%
190 | PROSPECTUS

(continued)

Guggenheim Total Return Bond Fund

P-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.12	$28.93	$29.75	$27.42	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	.77	.72	.56	.63
Net gain (loss) on investments (realized and unrealized)	(.66 )	(5.51)	(.05 )	2.40	.86
Total from investment operations	.37	(4.74)	.67	2.96	1.49
Less distributions from:
Net investment income	(.98 )	(.80 )	(.76 )	(.63 )	(.65 )
Net realized gains	—	(.27 )	(.73 )	—	(.11 )
Total distributions	(.98 )	(1.07)	(1.49)	(.63 )	(.76 )
Net asset value, end of period	$22.51	$23.12	$28.93	$29.75	$27.42

Total Return	1.51%	(16.79% )	2.27%	10.92%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$393,752	$572,113	$1,043,507	$926,745	$819,770
Ratios to average net assets:
Net investment income (loss)	4.41%	2.90%	2.47%	1.98%	2.37%
Total expenses[c]	1.06%	0.93%	0.87%	0.88%	0.87%
Net expenses[d,e,f]	0.91%	0.81%	0.79%	0.80%	0.80%
Portfolio turnover rate	90%	55%	92%	116%	68%
PROSPECTUS | 191

(continued)

Guggenheim Total Return Bond Fund

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.14	$28.97	$29.78	$27.45	$26.71
Income (loss) from investment operations:
Net investment income (loss)[a]	1.10	.86	.81	.65	.71
Net gain (loss) on investments (realized and unrealized)	(.66 )	(5.54)	(.05 )	2.39	.87
Total from investment operations	.44	(4.68)	.76	3.04	1.58
Less distributions from:
Net investment income	(1.04)	(.88 )	(.84 )	(.71 )	(.73 )
Net realized gains	—	(.27 )	(.73 )	—	(.11 )
Total distributions	(1.04)	(1.15)	(1.57)	(.71 )	(.84 )
Net asset value, end of period	$22.54	$23.14	$28.97	$29.78	$27.45

Total Return	1.84%	(16.59% )	2.59%	11.23%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,802,142	$17,501,690	$24,912,049	$19,152,857	$12,138,270
Ratios to average net assets:
Net investment income (loss)	4.69%	3.23%	2.76%	2.29%	2.64%
Total expenses[c]	0.71%	0.62%	0.57%	0.57%	0.58%
Net expenses[d,e,f]	0.62%	0.52%	0.50%	0.51%	0.51%
Portfolio turnover rate	90%	55%	92%	116%	68%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	0.01%	0.00% *	0.00% *	—
C-Class	0.02%	—	0.00% *	0.00% *	—
P-Class	0.00% *	—	—	0.00% *	0.00% *
Institutional Class	0.00% *	—	—	0.00% *	—
*
Less than 0.01%.
192 | PROSPECTUS

(continued)

Guggenheim Total Return Bond Fund
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.76%	0.77%	0.78%	0.79%	0.79%
C-Class	1.52%	1.52%	1.53%	1.54%	1.54%
P-Class	0.76%	0.77%	0.78%	0.79%	0.79%
Institutional Class	0.47%	0.48%	0.49%	0.50%	0.50%
PROSPECTUS | 193

Financial Highlights

Guggenheim Ultra Short Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the period presented.
A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[a]
Per Share Data
Net asset value, beginning of period	$9.60	$9.97	$9.98	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.12	.06	.12	.17
Net gain (loss) on investments (realized and unrealized)	.23	(.37 )	—	.03	.02 [h]
Total from investment operations	.60	(.25 )	.06	.15	.19
Less distributions from:
Net investment income	(.45 )	(.12 )	(.07 )	(.14 )	(.21 )
Net realized gains	—	—	—	—	(.01 )
Total distributions	(.45 )	(.12 )	(.07 )	(.14 )	(.22 )
Net asset value, end of period	$9.75	$9.60	$9.97	$9.98	$9.97

Total Return	6.32%	(2.49% )	0.62%	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,348	$132,518	$188,416	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	3.80%	1.18%	0.63%	1.20%	2.05%
Total expenses[d]	0.68%	0.65%	0.63%	0.65%	0.61%
Net expenses[e,f,g]	0.59%	0.59%	0.59%	0.61%	0.58%
Portfolio turnover rate	2%	24%	122%	129%	55%
194 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Ultra Short Duration Fund

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019[c]
Per Share Data
Net asset value, beginning of period	$9.59	$9.97	$9.98	$9.96	$10.01
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.14	.09	.15	.28
Net gain (loss) on investments (realized and unrealized)	.24	(.37 )	—	.04	(.04 )
Total from investment operations	.63	(.23 )	.09	.19	.24
Less distributions from:
Net investment income	(.47 )	(.15 )	(.10 )	(.17 )	(.28 )
Net realized gains	—	—	—	—	(.01 )
Total distributions	(.47 )	(.15 )	(.10 )	(.17 )	(.29 )
Net asset value, end of period	$9.75	$9.59	$9.97	$9.98	$9.96

Total Return	6.70%	(2.34% )	0.87%	1.88%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,233	$617,601	$882,047	$440,356	$423,414
Ratios to average net assets:
Net investment income (loss)	4.03%	1.44%	0.88%	1.47%	2.54%
Total expenses[d]	0.39%	0.36%	0.34%	0.38%	0.30%
Net expenses[e,f,g]	0.34%	0.34%	0.34%	0.36%	0.29%
Portfolio turnover rate	2%	24%	122%	129%	55%
a
Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c
The per share data for the years ended September 30, 2017 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.
d
Does not include expenses of the underlying funds in which the Fund invests.
e
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
f
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00% *	0.01%	0.00% *	0.00% *	—
Institutional Class	0.00% *	0.01%	0.01%	0.00% *	0.00% *
*
Less than 0.01%.
g
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
PROSPECTUS | 195

Financial Highlights (continued)

Guggenheim Ultra Short Duration Fund
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.58%	0.58%	0.58%	0.58%	0.58%
Institutional Class	0.33%	0.33%	0.33%	0.33%	0.29%
h
The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
196 | PROSPECTUS

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through http://www.guggenheiminvestments.com does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Annual/Semi-Annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual and semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information
The SAI, which includes additional information about the Funds, is available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
Each Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
•
Guggenheim Floating Rate Strategies Fund
•
Guggenheim High Yield Fund
•
Guggenheim Core Bond Fund
•
Guggenheim Limited Duration Fund
•
Guggenheim Macro Opportunities Fund
•
Guggenheim Municipal Income Fund
•
Guggenheim Total Return Bond Fund
•
Guggenheim Ultra Short Duration Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
PROSPECTUS | 197

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary. The applicable financial intermediary is responsible for the implementation and administration of these sales charge waivers and/or discounts.
In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.
J.P. MORGAN SECURITIESLLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back- end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or statement of additional information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion available at J.P. Morgan Securities LLC
•
A shareholder in the Fund's Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund without any applicable sales charge if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
PROSPECTUS | A-1

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation ("ROA") which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill")
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund's officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•
Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
A-2 | PROSPECTUS

•
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as de- scribed in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
Morgan Stanley
Shareholders purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
•
Shares purchased through a Morgan Stanley self-directed brokerage account;
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
PROSPECTUS | A-3

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, if you purchase Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
A-4 | PROSPECTUS

Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent Breakpoints as described in the Fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
Edward D. Jones & Co. (“Edward Jones”)
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Guggenheim Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
PROSPECTUS | A-5

Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (ROA)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Guggenheim Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
A-6 | PROSPECTUS

Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or letter of intent (LOI)
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•
Shares purchased by or through a 529 Plan.
•
Shares purchased through a OPCO affiliated investment advisory program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
•
Employees and registered representatives of OPCO or its affiliates and their family members.
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
PROSPECTUS | A-7

CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in the prospectus.
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA) and Letters of Intent (“LOI”), which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A-shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased using the proceeds of redemptions from another Fund of the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A Shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
A-8 | PROSPECTUS

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Family of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Guggenheim Family of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Guggenheim Family of Funds through Baird, over a 13-month period of time”
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
E*TRADE Securities LLC (“E*Trade”)
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
PROSPECTUS | A-9

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Front Cover

Mutual Funds	|	Fixed-Income	|	1.31.2024
Guggenheim Funds Prospectus

Class R6
Ticker Symbol	Fund Name
Class R6
GIFSX	Guggenheim Floating Rate Strategies Fund
SHYSX	Guggenheim High Yield Fund
GICRX*	Guggenheim Core Bond Fund
GIKRX	Guggenheim Limited Duration Fund
GIOSX	Guggenheim Macro Opportunities Fund
GIJRX*	Guggenheim Municipal Income Fund
GIBRX	Guggenheim Total Return Bond Fund
GIYRX*	Guggenheim Ultra Short Duration Fund
* Class R6 shares of the Fund are not currently offered for sale.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
GISIF-1R6-0124x0125	guggenheiminvestments.com

FUND SUMMARIES

Guggenheim Floating Rate Strategies Fund

INVESTMENT OBJECTIVE
The Guggenheim Floating Rate Strategies Fund (the “Fund”) seeks to provide a high level of current income while maximizing total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Interest and Other Related Expenses	0.02%
Remaining Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.76%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.78%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$78	$251	$440	$986
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PROSPECTUS | 1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities. The loans in which the Fund will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate, such as the Secured Overnight Financing Rate ("SOFR"), other references rates derived from SOFR or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.
The Fund invests in other fixed-income instruments of various maturities which may be represented by bonds, debt securities, commercial paper, forwards, derivatives or other similar instruments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes provide the potential to deliver a high level of current income. Securities in which the Fund invests also may include corporate bonds, convertible securities (including those that are deemed to be “busted” because they are trading well below their equity conversion value), agency and non-agency mortgage-backed securities, asset-backed securities (including collateralized mortgage-backed securities) and CLOs. The Fund may invest in a variety of investment vehicles, such as closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold securities of any quality, rated or unrated, including those that are rated below investment grade, or, if unrated, determined by the Investment Manager to be of quality comparable to below investment grade securities (also known as “high yield securities” or “junk bonds”) or any other quality. The Fund may hold below investment grade securities with no limit. The Fund may hold non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities). The Fund may also invest in securities of real estate investment trusts (“REITs”) and other real estate companies.
The Fund will principally invest in U.S. dollar denominated loans and other securities of U.S. companies, but may also invest in securities of non-U.S. companies, non-U.S. dollar denominated loans and securities (including, but not limited to, denominated in Euros, British pounds, Swiss francs or Canadian dollars), including loans and securities of emerging market countries, sovereign debt securities and Eurodollar bonds and obligations. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).
The Fund also may seek exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund also may engage, to the full extent permitted by applicable law, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
2 | PROSPECTUS

The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under certain circumstances, the Fund may invest in securities that are in default at the time of purchase. If a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as
PROSPECTUS | 3

investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
4 | PROSPECTUS

Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
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High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic
6 | PROSPECTUS

intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The loss on a short sale, which, in some cases, may be theoretically unlimited, may be greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	8.21%
Lowest Quarter	March 31, 2020	-13.61%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	Since Inception
Class R6	3/13/2019
Return Before Taxes		13.05%	4.66%
Return After Taxes on Distributions		9.21%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares		7.61%	2.60%
Index
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)		13.04%	4.95%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2011	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since August 2023	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Thomas J. Hauser	Since 2014	Senior Managing Director and Portfolio Manager
Christopher Keywork	Since August 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim High Yield Fund

INVESTMENT OBJECTIVE
The Guggenheim High Yield Fund (the “Fund”) seeks high current income. Capital appreciation is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Redemption Charge (as a percentage of amount redeemed or exchanged)	2.00%*
*
A 2.00% redemption charge will be imposed if Fund shares are redeemed within 90 days of purchase. The Fund reserves the right to waive the redemption charge in its discretion.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Interest and Other Related Expenses	0.03%
Remaining Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.80%
1
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.91%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$82	$264	$462	$1,033
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The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes), under normal circumstances, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality (also known as “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Debt securities in which the Fund may invest include, without limitation: corporate bonds and notes, convertible securities, commercial paper, discount notes, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), agency and non-agency mortgage-backed securities and other asset-backed securities (including collateralized debt obligations), participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), floating rate revolving credit facilities (“revolvers”), debtor-in-possession loans (“DIPs”) and other loans, and sovereign debt securities and Eurodollar bonds and obligations. These securities may pay fixed or variable rates of interest. These securities also may be restricted securities, including Rule 144A securities that are eligible for resale to qualified institutional buyers.
The Fund also may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Fund invests will primarily be domestic securities, but may also include foreign securities. Such securities may be denominated in foreign currencies. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. The Fund may also invest in preferred securities.
The Fund also may seek exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund also may engage, to the full extent permitted by applicable law, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it
12 | PROSPECTUS

is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
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Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
14 | PROSPECTUS

Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid.
PROSPECTUS | 15

Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investments by Investing Funds and Other Large Shareholders and Redemption Risk—Shares of the Fund are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Fund is subject to the risk that a large investor will purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell a significant amount of investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund will incur higher turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
16 | PROSPECTUS

Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The loss on a short sale, which, in some cases, may be theoretically unlimited, may be greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
PROSPECTUS | 17

Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	9.74%
Lowest Quarter	March 31, 2020	-13.89%
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Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Class R6	5/15/2017
Return Before Taxes		12.45%	4.97%	3.81%
Return After Taxes on Distributions		9.51%	2.46%	1.27%
Return After Taxes on Distributions and Sale of Fund Shares		7.26%	2.72%	1.78%
Index
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)		13.45%	5.37%	4.18%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio manager for the Fund is:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since August 2023	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since August 2023	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Thomas J. Hauser	Since 2017	Senior Managing Director and Portfolio Manager
John Walsh	Since August 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 19

Guggenheim Core Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Core Bond Fund (the “Fund”) seeks to provide current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.26%
Interest and Other Related Expenses	0.08%
Remaining Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.55%
1
Other expenses are based on estimated expenses for the current fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.50%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$56	$198	$352	$801
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Such fixed-income securities may include corporate bonds and other corporate debt securities, commercial paper, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency residential and commercial mortgage-backed securities and other asset-backed securities (such as corporate, consumer and commercial asset-backed securities) including collateralized debt, loan and mortgage obligations, participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), zero-coupon bonds, municipal bonds, payment-in-kind debt securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Although the Fund will invest at least 80% of its assets in investment grade fixed-income securities, such securities (especially those in the lowest of the top four long-term rating categories) may have speculative characteristics.
The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 20% of its assets in preferred stock. While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date.
Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities or loans that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”). The Fund also may seek exposures through derivative transactions, principally foreign exchange forward contracts, futures on securities, indices, currencies and other investments, Eurodollar futures, options, interest rate swaps, cross-currency swaps, total return swaps, and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may engage, without limitation, in repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls).
The Fund employs a diversified, multi-sector strategy focused on under-researched areas of the fixed-income universe, including sectors not typically included in benchmark indices. Through its actively managed approach, the Fund seeks to potentially capitalize on changing relative values in fixed-income sectors. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues, and may employ a tactical asset or sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
PROSPECTUS | 21

The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
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Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized
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activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
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Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
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Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made
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disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its
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reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	6.63%
Lowest Quarter	June 30, 2022	-6.99%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	7.05%	1.48%	2.93%
Return After Taxes on Distributions	5.12%	-0.01%	1.35%
Return After Taxes on Distributions and Sale of Fund Shares	4.13%	0.56%	1.58%
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2012	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since 2017	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2017	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
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PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Limited Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Limited Duration Fund (the “Fund”) seeks to provide a high level of income consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.10%
Interest and Other Related Expenses	0.02%
Remaining Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.49%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.46%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.50%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$47	$154	$271	$613
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets. Such debt securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities.
While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. However, the Fund may not invest more than 35% of its total assets in debt securities listed, traded or dealt in emerging market countries as determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), and non-U.S. dollar denominated securities. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations. The Fund may also invest in preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income securities of any quality, rated or unrated, including those that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 35% of its total assets in fixed-income securities that are below investment grade. These may include securities that are in default at the time of purchase.
The Fund may hold securities of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of generally less than 3.5 years. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed-income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
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With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund invests in a broad universe of fixed-income securities in an attempt to maximize yield and diversification and manage risk. Through its actively managed approach, the Fund seeks to potentially capitalize on changing relative values in fixed-income securities/sectors. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
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Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper
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are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may
PROSPECTUS | 35

prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the
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investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or
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an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and
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(ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt
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service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	4.29%
Lowest Quarter	March 31, 2022	-2.33%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	Since Inception
Class R6	3/13/2019
Return Before Taxes		7.30%	2.40%
Return After Taxes on Distributions		5.40%	1.24%
Return After Taxes on Distributions and Sale of Fund Shares		4.29%	1.35%
Index
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index (reflects no deduction for fees, expenses or taxes)		4.65%	1.36%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since inception (2013)	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since inception (2013)	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2017	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
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PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Macro Opportunities Fund

INVESTMENT OBJECTIVE
The Guggenheim Macro Opportunities Fund (the “Fund”) seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees of the Fund and the Subsidiary	0.89%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Other Expenses of the Subsidiary[1]	0.00%
Interest and Other Related Expenses	0.10%
Remaining Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver (and/or expense reimbursement)[2],[3],[4]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.04%
1
Other expenses of the Subsidiary were less than 0.01% for the most recently completed fiscal year.
2
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.95%. The Investment Manager has also contractually agreed to waive the management fee it receives from the Fund in any amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
4
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$106	$344	$600	$1,335
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and equity securities selected from a variety of sectors and credit qualities, principally corporate bonds, syndicated bank loans and other direct lending opportunities, participations in and assignments of syndicated bank loans (including senior floating rate loans), asset-backed securities (including agency and non-agency residential and commercial mortgage-backed securities, collateralized mortgage obligations and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes offer attractive yield and/or capital appreciation potential. The Investment Manager may employ a strategy of writing (selling) covered call and put options on such equity securities.
While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may hold securities of any duration or maturity. Securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Fund may gain exposure to such commodity instruments by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may invest or engage in collateralized debt obligations (“CDOs”) (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), repurchase agreements, forward commitments, short sales and securities lending and it may seek exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency
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contracts and foreign currency-related transactions. These investments and transactions may create economic leverage in the Fund and these investments may be traded in the over-the-counter market. The Fund may engage, without limit, in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and dollar rolls).
Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed-income investments. The Fund may also opportunistically allocate to other asset classes to seek to enhance return and/or mitigate risk. The Investment Manager will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Investment Manager seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund may hold, without limit, fixed-income securities of any quality, rated or unrated, including those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the
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credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Commodities Risk—The commodities industries can be significantly affected by: weather; the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.
Commodity-Linked Investments Risk—Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other
46 | PROSPECTUS

investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund's use of derivatives to obtain short exposure may result in greater volatility of the Fund's NAV per share. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
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Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the
48 | PROSPECTUS

investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Geographic Emphasis Risk—To the extent the Fund invests a significant portion of its assets in one country or geographic region, the Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
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Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or
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underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
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When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	September 30, 2020	6.14%
Lowest Quarter	June 30, 2022	-6.49%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	Since Inception
Class R6	3/13/2019
Return Before Taxes		9.69%	3.28%
Return After Taxes on Distributions		6.81%	1.35%
Return After Taxes on Distributions and Sale of Fund Shares		5.66%	1.68%
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		5.05%	1.87%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
PROSPECTUS | 53

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since inception (2011)	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since 2016	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2016	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Municipal Income Fund

INVESTMENT OBJECTIVE
The Guggenheim Municipal Income Fund (the “Fund”) seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.46%
Interest and Other Related Expenses	0.01%
Remaining Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.16%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver (and/or expense reimbursement)[2],[3]	-0.43%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.69%
1
Other expenses are based on estimated expenses for the current fiscal year.
2
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.55%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$70	$313	$575	$1,325
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The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of municipal securities whose interest is free from federal income tax. This investment policy may not be changed without shareholder approval. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including, among others, corporate bonds and other corporate debt securities, taxable municipal securities (which include Build America Bonds and Qualified School Construction Bonds), mortgage-backed and asset backed securities (including collateralized debt obligations), repurchase and reverse repurchase agreements, syndicated bank loans and securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government). The Fund also may invest up to 20% of its assets in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use derivatives for investment purposes (i.e., speculative purposes) and/or to seek to hedge against fluctuations in interest rates or to change the effective duration of its portfolio. Derivatives include futures, forward contracts, Eurodollar futures, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars (some of these instruments may be traded in the over-the-counter market). When market conditions are deemed appropriate, the Fund will use leverage to the full extent permitted by its investment policies and restrictions and applicable law. The Fund may use leverage by using derivatives and municipal tender option bonds (“TOBs”), or by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes. The fixed-income securities in which the Fund invests will primarily be domestic securities, but may also include, up to 20% of its assets, in foreign and emerging markets securities (such as sovereign debt securities and Eurodollar bonds and obligations).
The Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund, however, will invest, under normal market conditions, at least 80% of its net assets in investment grade securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical ratings organization or, if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Sub-Adviser”) to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may invest 25% or more of the Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers.
Guggenheim Partners Investment Management, LLC, as the Fund’s sub-adviser, selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.
The Sub-Adviser may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
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Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
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Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, and extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects such as those relating to education, healthcare, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. For example, the Fund invests a substantial amount of its assets in municipal securities of issuers located in California. As a result, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. From time to time, the Fund may invest a substantial amount of its assets in securities issued by issuers located in other states or municipalities. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, healthcare, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
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Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Tender Option Bonds Risk—Tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Because distributions on these securities will bear an inverse relationship to short-term municipal security interest rates, distributions will be reduced or, in the extreme, eliminated as rates rise and will increase when rates fall.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	7.24%
Lowest Quarter	March 31, 2022	-9.10%
Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	4.29%	0.87%	2.59%
Return After Taxes on Distributions	3.11%	-0.21%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	0.23%	1.53%
Index
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	3.03%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Security Investors, LLC serves as the investment manager of the Fund and Guggenheim Partners Investment Management, LLC serves as the investment sub-adviser of the Fund (collectively referred to as Guggenheim Investments). Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager and/or Sub- Adviser
Anne B. Walsh	Since 2012	Managing Partner, Chief Investment Officer, and Portfolio Manager
Allen Li	Since 2017	Managing Director and Portfolio Manager
Steven H. Brown	Since 2019	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2019	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
The Fund intends to distribute income exempt from federal income tax. Such income may, however, be subject to state or local tax as well as the federal alternative minimum tax, and a portion of the Fund’s distributions may be subject to federal income tax. Sales of municipal securities are also expected to generate taxable distributions. As such, investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Total Return Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Total Return Bond Fund (the “Fund”) seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.23%
Interest and Other Related Expenses	0.16%
Remaining Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.62%
Fee Waiver (and/or expense reimbursement)[1],[2]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.58%
1
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.50%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$59	$195	$342	$770
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities. Such debt securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency residential and commercial mortgage-backed securities and other asset-backed securities (including collateralized mortgage obligations), loans, participations in and assignments of bank and bridge loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities. While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”) may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. The Fund may also invest in collateralized debt obligations (“CDOs”) (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income instruments of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 33 1/3% of its total assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that meet certain liquidity standards and will provide for interest rate adjustments at least every 397 days and which may be secured by real estate or other assets. Participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate. The Fund may also participate in lending syndicates and other direct lending opportunities.
The Fund also may seek exposures through derivative transactions, principally: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may engage, without limitation, in repurchase agreements.
The Fund employs a diversified, multi-sector strategy focused on under-researched areas of the fixed income universe, including sectors not included in benchmark indices. Through its actively managed approach, the Fund seeks to potentially capitalize on changing relative values in fixed-income sectors. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due
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diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues, and may employ a tactical asset or sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as
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investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
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Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
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Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
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Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund may invest in or have exposure to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active
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and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	7.04%
Lowest Quarter	June 30, 2022	-7.24%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Class R6	10/19/2016
Return Before Taxes		7.48%	1.80%	2.11%
Return After Taxes on Distributions		5.49%	0.21%	0.51%
Return After Taxes on Distributions and Sale of Fund Shares		4.38%	0.76%	0.96%
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		5.53%	1.10%	0.89%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2011	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since 2016	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since 2016	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Guggenheim Ultra Short Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Ultra Short Duration Fund (the “Fund”) seeks a high level of income consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES  (fees paid directly from your investment)
Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.14%
Interest and Other Related Expenses	0.01%
Remaining Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.39%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.34%
1
Other expenses are based on estimated expenses for the current fiscal year.
2
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) to the annual percentage of average daily net assets for Class R6 shares to 0.33%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:
1 Year	3 Years	5 Years	10 Years
$35	$120	$214	$488
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing primarily in a diversified portfolio of investment-grade debt securities and similar instruments while maintaining a low duration portfolio (i.e., a duration normally not exceeding one year). The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”) of $1.00 per share.
The Fund’s investments will include: debt securities; financial instruments that are expected to perform similarly to debt securities and investment vehicles that provide exposure to debt securities; and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure to (i.e., with economic characteristics similar to) debt securities or other similar instruments or debt security markets. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other funds, including those advised by the Investment Manager or its affiliates.
Debt securities and instruments in which the Fund may invest include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed and other asset-backed securities, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may also invest in preferred stock and preferred debt securities. Although the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets. Such securities may be denominated in foreign currencies.
Although the Fund will invest predominantly in investment grade debt instruments, up to 10% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”) or if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”) to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to a security, the Fund will use the higher rating for purposes of determining the security’s credit quality.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities or a combination thereof. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The other asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs and other similarly
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structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or if unrated, determined by the Investment Manager to be of comparable quality.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets or lend directly, joining a lending syndicate. These participations or assignments may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To seek to enhance the Fund’s debt exposure, hedge against investment risk or increase the Fund’s yield, the Fund may engage in derivatives transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates or currency rates; to seek to change the effective duration of its portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. These transactions may create economic leverage in the Fund. The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions for investment purposes.
The Fund may hold instruments of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.
The Fund follows an actively managed approach that seeks to find a balance between yield and capital preservation. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager's credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may be unable to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. The Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s net asset value will fluctuate. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure.
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Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments (such as collateralized mortgage obligations), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks, and are also subject to risk of impairment of the value of the underlying asset. Additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities, the structure of such asset-backed securities or the tranche or priority of the asset-backed security held by the Fund.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets. Economic downturns, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces adversely impact the value of, and income generated by, such securities.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities (“RMBS”) are backed by residential mortgage loans and are particularly subject to the credit risk of the borrower. RMBS are subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Investments in non-agency RMBS, which are not guaranteed by the U.S. government or a government sponsored enterprise, are subject to increased interest rate, credit and other risks, such as liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs, including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
The terms of many structured finance investments, including CLOs and CDOs, are tied to SOFR or other reference rates. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These may adversely affect the Fund and its investments in CLOs and CDOs, including their value, volatility and liquidity.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper
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are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.  Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
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Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances. Engaging in forward foreign currency exchange contracts will subject the Fund to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
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Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns and performance may be adversely affected by changing interest rates and the Fund's net asset value per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that one or more large investors, including other investment companies that are advised by the Investment Manager or its affiliates, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund’s performance or liquidity may be adversely affected as the Fund may have to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests. In turn, the Fund may experience increased portfolio turnover, incur higher transaction costs and realize gains or losses at inopportune times. Such large investors may comprise a significant portion of the Fund's shareholders.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
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Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities law. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants, which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund invests predominantly in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made
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disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political, or other developments or events, including extreme weather, natural or man-made disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this occurs, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally. The real estate industry is particularly sensitive to, among other things, economic downturns, changes in interest rates, changes in national, state or local real estate conditions, changes in the availability, cost and terms of mortgages (and other types of financing) and fluctuations in occupancy levels and demand for properties.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
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Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares.
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On November 30, 2018, Guggenheim Strategy Fund I (the “Predecessor Fund”), which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Fund, which has adopted the Predecessor Fund’s performance history. Accordingly, the performance information shown below for Institutional Class shares of the Fund prior to that date reflects the performance of the Predecessor Fund and not that of the Fund. However, the Predecessor Fund’s policies, guidelines and investment objective were the same as those of the Fund’s in all material respects.
The returns shown below for the Predecessor Fund have been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund, exclusive of any applicable expense limitation agreement. As with all mutual funds, past performance (before and after taxes), including the past performance of the Predecessor Fund, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	2.55%
Lowest Quarter	March 31, 2020	-1.31%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Institutional Class	3/11/2014
Return Before Taxes		7.77%	2.30%	1.83%
Return After Taxes on Distributions		5.46%	1.26%	1.01%
Return After Taxes on Distributions and Sale of Fund Shares		4.55%	1.31%	1.04%
Index
Bloomberg 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		5.14%	1.87%	1.25%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
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MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Since the Predecessor Fund’s inception (March 11, 2014), Guggenheim Investments served as the Predecessor Fund’s investment manager. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:
Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since inception (2018) (Predecessor Fund since 2014)	Managing Partner, Chief Investment Officer, and Portfolio Manager
Steven H. Brown	Since inception (2018) (Predecessor Fund since 2014)	Chief Investment Officer, Fixed Income, Senior Managing Director, and Portfolio Manager
Adam J. Bloch	Since inception (2018) (Predecessor Fund since 2017)	Managing Director and Portfolio Manager
Kris L. Dorr	Since inception (2018) (Predecessor Fund since 2017)	Managing Director and Portfolio Manager
Evan L. Serdensky	Since 2023	Managing Director and Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund (other than the Guggenheim Municipal Income Fund) will provide shareholders at least 60 days' notice prior to making the change. With respect to the Guggenheim Municipal Income Fund, the Fund cannot change its 80% investment policy without shareholder approval. For purposes of such an 80% policy, derivatives usually will be based on their notional value. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”) (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market. For Guggenheim Municipal Income Fund, there may be times that, in the opinion of the Fund's Investment Manager, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. As a temporary position, the Investment Manager may invest any portion of the Fund’s assets in obligations subject to federal income tax, or may hold any portion of the Fund’s assets in cash. Under such circumstances, a higher portion of the Fund’s distributions will likely be subject to tax.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
Investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other clients for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
Each Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” Unless otherwise indicated, in determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
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The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
Investment in the Subsidiary—The Guggenheim Macro Opportunities Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus. Guggenheim Partners Investment Management, LLC (“Guggenheim Partners”) will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on the Investment Manager’s use of different commodity-linked financial instruments.
To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Investment Manager and the Subsidiary is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.
For more information about the operation and management of the Subsidiary, please see the relevant sections in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities and other assets. A high turnover rate may increase transaction costs, including brokerage commissions, dealer markups and other transaction costs on the sale of the assets and on reinvestment in other assets, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund and adversely affect a Fund's performance. References in this section to Investment Manager may also be considered to refer to Sub-Adviser with respect to the Guggenheim Municipal Income Fund in certain cases.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
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Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore a Fund's investments and a shareholder’s investment in a Fund may be particularly subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed Securities Risk—The Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed-security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
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Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of a Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance. Other regulatory, legislative or governmental actions may also adversely impact investments in asset-backed securities.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which a Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone. In addition, asset-backed securities backed by aircraft loans and leases may provide a Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. With respect to the airline industry generally, economic and public health situations may at times result in widespread travel restrictions and reduced travel demand, which adversely affects the value and liquidity of aircraft securitizations. A Fund may invest in these and other types of asset-backed securities that may be developed in the future.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities.  The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan.  Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
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Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees
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(referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect a Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect a Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Cash and Cash Equivalents Risk — When all or a portion of a Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and a Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly, such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, a Fund’s investment in CLO
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securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, a Fund’s investment in CLO securities will provide it with indirect exposure to the underlying commercial or other loans; this indirect investment structure presents certain risks to a Fund. For example, a Fund’s interest in CLO securities may be less liquid than the commercial loans held by a CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by a Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to the other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield relative to the other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet a Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, a Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). A Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; (vi) and poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose a Fund to risks similar to fixed income securities and also will expose a Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which a Fund invests, with certain classes or tranches being subject to heightened risks.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with
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the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default. A Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Commodities Risk—The commodities industries can be significantly affected by: reduced demand; weather; the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions. These risks may be incurred indirectly through the Subsidiary.
Commodity-Linked Investments Risk—The performance of commodity-linked investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, political, tax, and other regulatory and market developments. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can cause a fund to be subject to additional regulation and a disadvantageous tax regime. Legal and regulatory changes also can affect the value of these investments.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial
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instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to a Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to a Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality, and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
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Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If a Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, a Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to a Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on a Fund of fluctuations in the value of currencies may be magnified. To the extent a Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of a Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes a Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for a Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more
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traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes a Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which a Fund invests.
Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts can be used to reduce a Fund’s exposure to changes in the value of the currency it will deliver, to shift exposure to foreign currency fluctuations from one currency to another or to increase a Fund’s exposure to changes in the value of the currency that it will receive for the duration of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Also, there have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. A Fund engaging in forward foreign currency exchange contracts will be subject to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund. Such transactions may be physically-settled or cash-settled. In addition, forward foreign currency exchange contracts are frequently short in duration but may be entered into for longer times. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index, interest rate or some other
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economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options are also used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to a Fund. In addition, a Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Funds to place certain trades. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of a Fund.
Dollar Roll Transaction Risk—A Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. A Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also
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involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
Emerging Markets Risk—A Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund's investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, a Fund's investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
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Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, a Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, a Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between
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particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
A Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.
Geographic Emphasis Risk—A Fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region than a fund that invests its assets more broadly. Such developments may include: adverse securities markets; adverse exchange rates; social, political, regulatory, financial, economic or environmental developments; or natural disasters. Such conditions or developments may have a significant impact on a Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund. A Fund’s investment performance may be particularly susceptible to such conditions and developments if the Fund emphasizes its investments in an emerging market country or region with a number of emerging market countries.
An Investment Manager’s allocation of a Fund's assets among geographic regions or countries may vary significantly from time to time. Please refer to a Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
Hedging Risk—A Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment. Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Fund’s hedging investment or transaction. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect a Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high risk debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or are unrated and have been determined by an Investment Manager to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles.
The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of a Fund that invests in such securities and a shareholder’s investment in the Fund
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may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in a Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment.
Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of a Fund's investments can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund.
Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce a Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
Increasing Government and other Public Debt—Government and other public debt, including municipal obligations in which a Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which a Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Inflation Risk—A Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund’s assets can decline as can the value of the Fund’s distributions).
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Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached historically high levels in recent periods and the U.S. Federal Reserve (“Federal Reserve”) has increased interest rates significantly to seek to reduce it.
Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. The impact of interest rate changes on a fixed-income and other debt instrument depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by a Fund or to which a Fund is exposed (i.e., the longer the average portfolio duration of a Fund), the more a Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and a Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in
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interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
The Federal Reserve has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Funds’ investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Funds’ investments and the Funds’ performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed-Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of a Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), can also result in increased redemptions from a Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact a Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for a Fund.
Current Fixed-Income and Debt Market Conditions—Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact a Fund’s investments and may negatively impact a Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
A Fund that invests in derivatives tied to fixed-income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, or otherwise adversely affect the Fund’s portfolio. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investments by Investing Funds and Other Large Shareholders—Shares of each Fund are offered as an investment to certain other investment companies (including those advised by the Investment Manager and its affiliates) and may be offered to large retirement plans and other large investors. Such investors may comprise a significant portion of a Fund’s shareholders. A Fund is subject to the risk that one or more large investors purchase or redeem a large percentage of Fund shares at any time, the risk of which is particularly acute under current conditions. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, a Fund’s performance may suffer and a Fund can incur high turnover, incur brokerage costs, realize gains or losses at inopportune times, lose money, hold a less liquid portfolio or experience other adverse consequences. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
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Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, short-term funds advised by the Investment Manager and/or its affiliates or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value (“NAV”). The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
The Funds may, from time to time, invest a portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
Investments in other investment companies or investment vehicles may expose a Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).
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An investment by a Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the NAV of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the fund’s shares; the fund may fail to correctly track the referenced asset (if any); and the fund may hold troubled securities.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower's obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that a Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. A Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. A Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed by an Investment Manager to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are
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traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value, and a Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, a Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
The Funds that invest in loans, invest predominantly in or are exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel or other advisors. In
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addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, each Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states .
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Guggenheim Macro Opportunities Fund currently invests in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. Based on the principles underlying such rulings, the Fund has sought to gain exposure to the commodity markets through the Subsidiary. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal discussion. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.
Moreover, the IRS and the Treasury Department issued Treasury regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution in the same taxable year out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could
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affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged and may magnify losses. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.
The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities or other assets when it otherwise would not do so. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
In the case of the Guggenheim Municipal Income Fund, the amount of exempt interest dividends payable by the Fund will generally be the amount of gross tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements.
Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values or as a result of developments adversely affecting the real estate industry.
Investments in other investment companies and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may also expose a Fund to financial leverage and, thus, expose the Fund to leverage risk which could be in addition to risks from other forms of leverage.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market
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participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If a Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt or other instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ valuation policy and procedures and an Investment Manager’s fair valuation policy and procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and a Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of a Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. In addition, during periods of market stress, a large portion of a Fund’s assets could potentially experience significant levels of illiquidity. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance. However, a Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments. In addition, active and frequent trading also may result in increased capital gains and/or the acceleration of the recognition of capital gains.
An Investment Manager may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for a Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable a Fund to achieve its investment objective and a Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology
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malfunctions, or programming inaccuracies) and an Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. A Fund may also be adversely affected by an Investment Manager’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.
Market Risk—The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affecting a Fund's performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect a Fund's performance or operations.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that a Fund's investments will increase in value along with the broader markets and a Fund’s investments may underperform general securities markets or other investments. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose a Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Managers potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the  Funds’ service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in
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developments that present additional risks to a Fund's investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption could also prevent a Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. This may adversely affect a Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as a Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, a Fund’s investments.
Municipal Securities Risk—A Fund’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments, adverse changes in the financial conditions of issuers of municipal securities, extreme weather conditions, natural or man-made disasters, litigation involving such issuers, or other actual or perceived changes in economic, social, or public health conditions and general economic downturns. Income from municipal bonds held by a Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or as a result of non-compliant conduct of a municipal issuer. Consequently, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to those Fund shareholders subject to the federal alternative minimum tax, or may be fully taxable to all Fund shareholders. Changes in tax laws or other developments that affect the tax-exempt status of municipal securities may result in a decline in such municipal securities’ value.
To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be significantly affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets and the municipality may be unable to collect and a project may not generate sufficient revenue to pay the obligation. In addition, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods.
Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.
Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, a Fund’s investments in municipal securities may be subject to heightened risks relating to the occurrence of such developments. Also, the amount of publicly available information related to certain municipal securities and their risks is generally less than that for corporate equities or bonds and may be provided by the municipality itself, which may not always be accurate. Therefore, the investment performance of a Fund’s investments in municipal securities may be more dependent on the analytical abilities of the Investment Manager than its investments in other bonds. Investments in municipal
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securities are subject to, among other risks, credit, interest rate, prepayment, and liquidity and valuation risks, among other risks, and can be more volatile than other investments and taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests. In addition, certain of the issuers in which a Fund invests may have recently experienced, or may experience in the future, significant financial difficulties and repeated credit rating downgrades. In the event of a bankruptcy filed by a municipal issuer, a Fund may experience delay in collecting principal or interest or even be unable to collect principal or interest at all.
Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.
Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which at times, affected their ability to meet their financial obligations and the value and liquidity of investments in certain municipal securities. In particular, responses by municipalities and other governmental authorities to these types of conditions have in the past and may in the future cause disruptions in business and other activities. These and other effects of such circumstances, such as increased unemployment levels at times, have impacted, and may impact in the future, tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. In addition, governmental authorities and regulators have enacted in the past and may in the future enact significant fiscal and monetary policy changes, which present heightened risks to municipal securities, and such risks could be even further heightened if such actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. As a result of any of the foregoing or similar developments, there could be an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund’s investments.
Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt Fund performance. A Fund may not be able to buy or sell municipal securities at favorable prices because the secondary market for municipal securities may be less well developed or less liquid than many other securities markets.
From time to time, the Guggenheim Municipal Income Fund may invest a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects, such as those relating to education, healthcare, transportation, housing, utilities, or water and sewer. For example, the Fund invests a substantial amount of its assets in municipal securities of issuers located in California. As a result, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. An Investment Manager’s allocation of the Fund's assets among the issuers of municipal securities may vary significantly from time to time. Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more
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senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Real Estate Investments Risk—A Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as earthquakes, hurricanes and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill,
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insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.
Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If a Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.
The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect a Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, a Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Regulatory and Legal Risk—A Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed.
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Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower or lending agent, a Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. To the extent a borrower pledges non-cash collateral, a Fund will earn lending fees paid by the borrower through the lending agent. It is possible that, should a Fund's lending agent experience financial difficulties or bankruptcy, the Fund may not receive the fees it is owed.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain
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exposure to a short position without having to borrow the security. A short exposure exposes a Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default (“Special Situation Investments”) involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks. The risks of Special Situation Investments are heightened under current conditions.
Tax Risk—A Fund must derive at least 90% of its gross income each taxable year from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under the  Code. This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
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Tender Option Bonds Risk—Tender option bonds are created by depositing municipal bonds into a trust and issuing two classes of trust interests-floating rate certificates and inverse floating rate certificates (also known as residual interest tender option bonds or inverse floaters). Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose a Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to a Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds, is, in some cases, not certain. Certain rules and regulations, which, among other things, preclude banking entities from sponsoring tender option bonds, may adversely affect that market or increase the costs of such transactions in certain circumstances.
To Be Announced (“TBA”) Transactions Risk—A Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. If it is not obligated by law to do so, there is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security pursuant to one of these transactions, a Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in
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cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities or other assets. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the  Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers. A cyber incident or sudden market disruption could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Funds or an Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or an Investment Manager (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Redemption Risk—A Fund may need to sell a significant amount of portfolio securities or other assets to meet redemption requests. A Fund could incur considerable losses when selling portfolio securities or other assets to meet redemption requests if, among other reasons, (i) there is significant redemption activity by shareholders, including, for example, when a single investor, a few large investors, or many investors redeem a significant amount of the Fund’s shares, (ii) there is a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or other assets and/or (iii) the Fund is unable to sell portfolio securities or other assets at a favorable time or price because such assets are less liquid or illiquid. In such events, the Fund could be forced to sell portfolio securities or other assets at unfavorable prices, including potential highly unfavorable prices, in an effort to generate sufficient cash to pay redeeming shareholders. A Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
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Investment Managers

Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim High Yield Fund, Guggenheim Core Bond Fund and Guggenheim Municipal Income Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of Security Investors were approximately $8.6 billion.
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“GPIM” and with Security Investors, each is an “Investment Manager” and together, “Investment Managers” or “Guggenheim Investments”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund. As discussed below, GPIM also serves as investment sub-adviser (the “Sub-Adviser”) to the Guggenheim Municipal Income Fund. On September 30, 2023, the aggregate assets under the investment management and supervision of GPIM were approximately $195.1 billion.
The Investment Managers or Sub-Adviser, as applicable, make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. In carrying out these functions, the personnel of the Investment Managers and the Sub-Adviser operate in teams with various roles. For example, the macroeconomic research team develops the outlook for key economic themes and trends; a sector/security research team selects specific securities for investment consideration and identifies the outlook for different sectors; a portfolio construction team targets investment portfolio positionings and sector weightings; and the portfolio management team provides portfolio monitoring and implementation and risk management services. GPIM supervises and directs the investments of the Guggenheim Municipal Income Fund in accordance with the Fund’s investment objectives, policies and restrictions.
Each Investment Manager is a wholly-owned subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners, LLC with the supervision of more than $295 billion of assets as of September 30, 2023. Guggenheim Partners, LLC is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
GPIM is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association in such capacity. GPIM acts as CPO for Guggenheim Macro Opportunities Fund.
Management Fees
The following chart shows the contractual investment management fees to be paid by each Fund.
Contractual Management Fees (expressed as a percentage of average daily net assets)
Guggenheim Floating Rate Strategies Fund[1]	0.65%
Guggenheim High Yield Fund	0.60%
Guggenheim Core Bond Fund	0.39%
Guggenheim Limited Duration Fund	0.39%
Guggenheim Macro Opportunities Fund[1]	0.89%
Guggenheim Municipal Income Fund	0.50%
Guggenheim Total Return Bond Fund	0.39%
Guggenheim Ultra Short Duration Fund	0.25%
1
Each Fund’s management fee is subject to a 0.05% reduction on assets over $5 billion.
With respect to Guggenheim Municipal Income Fund, Security Investors compensates GPIM for the applicable services it provides in its capacity as the Sub-Adviser to the Fund. This compensation is paid by Security Investors and not by the Guggenheim Municipal Income Fund.
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The Investment Managers have contractually agreed through February 1, 2025 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of a Fund to the listed percentages of those Funds’ average daily net assets.
Fund	Class R6 Expense Limit
Guggenheim Floating Rate Strategies Fund	0.78%
Guggenheim High Yield Fund	0.91%
Guggenheim Core Bond Fund	0.50%
Guggenheim Limited Duration Fund	0.50%
Guggenheim Macro Opportunities Fund	0.95%
Guggenheim Municipal Income Fund	0.55%
Guggenheim Total Return Bond Fund	0.50%
Guggenheim Ultra Short Duration Fund	0.33%
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
The Investment Managers have also contractually agreed through February 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless an Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
Pursuant to a separate investment management agreement between GPIM and the Subsidiary, the Subsidiary pays the Investment Manager a management fee at the same rate that the Guggenheim Macro Opportunities Fund pays the Investment Manager for services provided to the Fund. The Investment Manager and the Fund, have entered into a separate fee waiver agreement pursuant to which the Investment Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Manager by the Fund’s Subsidiary. As long as the Fund wholly-owns the Subsidiary and invests a portion of its assets with the Subsidiary, this undertaking will continue. Please see “Management of the Subsidiary,” below, for more details.
The Investment Managers must waive certain fees and/or reimburse certain expenses associated with certain Funds’ service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Managers or the Funds’ administrator ceases to serve as such.
The information provided in the Performance Information section of each Fund’s Fund Summary reflects the effect of any fee waivers and/or expense reimbursements by the Investment Manager and/or any of its affiliates that were in place during the performance periods shown, which, if not in place during the applicable performance periods, would have resulted in higher expenses and lowered the returns shown. A Fund's annual operating expenses may vary throughout the period and from year to year.
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A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2023.
Management of the Subsidiary—GPIM is responsible for the investments of the Subsidiary, pursuant to a separate investment management agreement. The Investment Manager provides to the Subsidiary substantially the same type of management, under similar terms, as it provides to the Guggenheim Macro Opportunities Fund.
The Subsidiary will pay the Investment Manager a fee at the following annual rates (stated as a percentage of the average daily net assets of the Subsidiary):
Subsidiary	Management Fee
Guggenheim Macro Opportunities Fund CFC	0.89%
The rate of the management fee paid directly or indirectly by the Guggenheim Macro Opportunities Fund is calculated by aggregating the fees paid directly or indirectly by the Fund and its Subsidiary. The Subsidiary will pay the fees and expenses for the custody, transfer agency, administration, audit services and custodial expenses that it receives and that are not duplicative of services provided to the Guggenheim Macro Opportunities Fund.
Portfolio Managers
The Portfolio Managers of the Investment Managers or Sub-Adviser, as applicable, oversee the day-to-day operations of the Funds. The composition of the portfolio management team of a Fund may change from time to time. The Portfolio Managers of each Fund are as follows:
Guggenheim Floating Rate Strategies Fund—Anne B. Walsh, Steven H. Brown, Thomas J. Hauser, and Christopher Keywork are primarily responsible for the day-to-day management of the Fund.
Guggenheim High Yield Fund— Anne B. Walsh, Steven H. Brown, Thomas J. Hauser, and John Walsh are primarily responsible for the day-to-day management of the Fund.
Guggenheim Core Bond Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Limited Duration Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Macro Opportunities Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Municipal Income Fund—Anne B. Walsh, Allen Li, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Total Return Bond Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
Guggenheim Ultra Short Duration Fund—Anne B. Walsh, Steven H. Brown, Adam J. Bloch, Kris L. Dorr and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Anne B. Walsh, Managing Partner, Chief Investment Officer, and Portfolio Manager of Guggenheim Investments. Ms. Walsh joined Guggenheim Investments (or its affiliate or predecessor) in 2007. Ms. Walsh provides the vision guiding the firm’s investment strategies and leads the investment process to include the macroeconomic outlook, portfolio design, sector allocation, and risk management. She also chairs the Environmental, Social, and Governance (ESG) Oversight Committee and the Alternatives Investment Committee. Ms. Walsh, whose career in financial services spans nearly four decades, is highly regarded for her active fixed-income, alternatives, and insurance portfolio management expertise in addition to deep background in credit and liability managed investment. Ms. Walsh holds a BSBA and MBA from Auburn University, and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
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Steven H. Brown, Chief Investment Officer, Fixed Income, and Senior Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Brown joined Guggenheim Investments (or its affiliate or predecessor) in 2010. Mr. Brown works with the Chief Investment Officer and other members of the Portfolio Management team, as well as the Macroeconomic and Investment Research Group, Sector teams, and the Portfolio Construction Group, to develop and execute portfolio strategy to meet individual clients’ objectives. Mr. Brown was initially assigned to Guggenheim’s asset-backed securities group in 2010 before joining the Portfolio Management team in 2012. Prior to joining the firm, Mr. Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a Bachelor of Science in Finance from Indiana University's Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Thomas J. Hauser, Senior Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Hauser joined Guggenheim Investments (or its affiliate or predecessor) in 2002 and is Co-Head of the firm’s Corporate Credit Group. He is a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities and is the senior portfolio manager for Guggenheim’s high yield and leveraged loan portfolios. He has over 15 years of experience in the high yield, leveraged loan, and private debt markets. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, and subsequently led an industry team focused on investing in the Energy, Power, Transportation, Chemical, Telecom, Technology, Media, Homebuilding, Education, Healthcare, and Metals & Mining sectors. Mr. Hauser received his B.S. in Finance from St. John’s University.
Adam J. Bloch, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Bloch joined Guggenheim Investments in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania.
Allen Li, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Li joined Guggenheim in 2007 with a dual role in equities and investment grade corporate research. He began covering municipal bonds when Guggenheim built up sector exposure to take advantage of the auction-rate securities market dislocation in early 2008. He manages Guggenheim’s dedicated municipal portfolios in addition to overseeing multi-strategy accounts’ exposure to the sector. Mr. Li received a B.A. in Economics from Cornell University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Kris L. Dorr, Managing Director and Portfolio Manager of Guggenheim Investments. Ms. Dorr joined Guggenheim Investments in 2011 as a portfolio manager and trader focusing on short duration cash management where she is responsible for investing the liquidity portion of mutual funds and affiliated funding vehicles. In this role, Ms. Dorr identifies and implements securities appropriate for inclusion into each mandate utilizing short-term money market and liquidity instruments. Since 2018, Ms. Dorr has extended the scope of her responsibilities to include the oversight of secured funding activities and solutions. Prior to joining Guggenheim Investments, Ms. Dorr was a senior portfolio manager within UBS Global Asset Management, where she was responsible for the management of multiple separate account fixed income portfolios for Institutional, Central Bank and Sovereign clients. Management of these assets included setting investment strategy, sector allocation and curve positioning. Ms. Dorr began her career as a trader in the Options Portfolio Service group at Kidder Peabody, later becoming a portfolio manager on several retail and institutional 2a-7 money market funds. Ms. Dorr brings more than 35 years of fixed income investment experience to the firm. Ms. Dorr holds a B.A. in Economics from Montclair State University.
Evan L. Serdensky, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Previously, Mr. Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Mr. Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Mr. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Mr. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.
Christopher Keywork, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Floating Rate Strategies Fund since July 2023. Mr. Keywork joined Guggenheim Investments in 2006 and is Head of Bank Loan Trading in Guggenheim's Corporate Credit Group. Mr. Keywork began his career at
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Guggenheim as a trade assistant, later becoming responsible for the day-to day-trading of bank loans and now manages a team of bank loan traders. In addition to trading, Mr. Keywork is the capital markets contact for bank loans within the Corporate Credit Group, and also works closely with the portfolio management team to manage the day-to-day activities for all the firm's bank loan mandates. Prior to joining Guggenheim, Mr. Keywork worked for The Carlyle Group as a senior trade assistant. He received his B.S. from Manhattan College with a major in Finance.
John Walsh, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim High Yield Fund since July 2023. Mr. Walsh joined Guggenheim in 2012 and is Head of Guggenheim's High Yield and Bank Loan Trading in Guggenheim's Corporate Credit Group. Mr. Walsh manages teams of high yield and bank traders. In addition to trading, Mr. Walsh is the capital markets contact for high yield transactions within the Corporate Credit Group and works closely with the portfolio management and research teams to oversee the daily management of the Guggenheim's high yield mandates. Prior to joining Guggenheim, Mr. Walsh was a Managing Director at Knight Capital and senior trader in the healthcare, energy, and services sectors. Prior to Knight Capital, Mr. Walsh was a Managing Director in high yield trading at Banc of America Securities for 10 years focusing on the healthcare, industrial, and steel sectors. Mr. Walsh has over 38 years' experience in the high yield market and started his career as a trader for the high yield/money market funds at First Investors. Mr. Walsh holds a B.S. in Business Management from Cornell University.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

The Investment Managers and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers provide the following oversight and evaluation services to a Fund that uses a sub-adviser:
•
Performing initial due diligence on prospective sub-advisers for the Funds;
•
Monitoring the performance of the sub-advisers;
•
Communicating performance expectations to the sub-advisers; and
•
Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of sub-advisers. Although the Investment Managers will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
Security Investors has engaged GPIM to provide investment advisory services to the Guggenheim Municipal Income Fund. GPIM has operated as an investment sub-adviser to the Guggenheim Municipal Income Fund since its inception in 2011.
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Buying, Selling and Exchanging Fund Shares

Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:
•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;
•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and do not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;
•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and
•
Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Opening Your Account
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
Tips to Successfully Complete Your Account Application
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.
•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
PROSPECTUS | 125

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to MUFG Investor Services (the “Transfer Agent”) does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
Transaction Information
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
Transaction Cut-Off Times
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the  Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.
Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*
Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
Transactions Through Your Financial Intermediary
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period as well as rights of accumulation and letter of intent. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
126 | PROSPECTUS

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of a share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Class R6 shares may be required to pay a commission to a broker in connection with transactions in Class R6 shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Class R6 shares of each Fund is listed in each Fund’s “Fund Summary.”
Newly purchased shares are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out (“FIFO”), last-in-first-out (“LIFO”) and highest cost-in-first-out (“HIFO”).
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
Purchase Procedures
The Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
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You may buy shares and send your purchase proceeds by any of the following methods:
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.	Initial Purchase	Subsequent Purchases
Complete the account application that
corresponds to the type of account you are
opening.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.

Complete the Guggenheim Investments
investment slip included with your quarterly
statement or send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

128 | PROSPECTUS

BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account
application that corresponds to the type of
account you are opening.

Contact Client Services at 800.820.0888 to
obtain your new account number.

Use the Wire Instructions below to send
your wire.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103 BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

PROSPECTUS | 129

Canceled Purchase Orders
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the  Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the  Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
Redemption Procedures
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
130 | PROSPECTUS

BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
Your name;
•
Your shareholder account number;
•
Fund name(s);
•
Dollar amount or number of shares you would like to sell of each Fund;
•
Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and
•
Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
To the extent applicable, unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares (“non-covered shares” are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
Distributions from Qualified Retirement Accounts
Distributions from your tax-qualified plan or individual retirement account (“IRA”) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
Receiving Your Redemption Proceeds
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
PROSPECTUS | 131

If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
Medallion Signature Guarantees
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
REDEMPTION CHARGE (Guggenheim High Yield Fund)
The Guggenheim High Yield Fund is intended for long-term investors. Investors who engage in frequent, short-term trading in the Fund’s shares can disrupt the Fund’s investment program. Accordingly, the Fund imposes a 2% charge on redemptions (including exchanges) of Class R6 shares of the Fund that have been held for 90 days or less. This charge is paid to the Fund to protect the Fund’s long-term shareholders.
The redemption charge does not apply to: (1) shares purchased with reinvested dividends or distributions; (2) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption charge to underlying shareholders; (3) redemptions resulting from certain transfers upon the death of a shareholder; (4) redemptions by certain pension plans as required by law or by regulatory authorities; (5) automated systematic redemptions; (6) retirement loans and withdrawals; (7) redemptions in accounts participating in certain fee based programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and (8) transactions by certain qualified fund of funds. The Fund reserves the right to waive the redemption charge in its discretion.
Uncashed Check Policy
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
132 | PROSPECTUS

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the  Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
Exchange Procedures
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
Your name;
•
Your shareholder account number;
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);
•
Dollar amount, number of shares or percentage of Fund position involved in the exchange; and
•
Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class A shares of the Guggenheim Ultra Short Duration Fund, a fund in the Family of Funds that is offered in a separate prospectus which you can obtain upon request and you should consult prior to an exchange, are not subject to an initial sales charge or contingent deferred sales charge. However, Class A shares of the Guggenheim Ultra Short Duration Fund may be subject to a contingent deferred sales charge upon redemption if you acquire your Class A shares of the Guggenheim Ultra Short Duration Fund by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. The Guggenheim Ultra Short Duration Fund will use the date of the first share purchase to determine whether you must pay a contingent deferred sales charge when you redeem your Class A shares of the Guggenheim Ultra Short Duration Fund acquired in the exchange.
Dollar-Cost Averaging
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
PROSPECTUS | 133

The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

Shareholder Identification and Verification
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify your identity or the identity of your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the  Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
Changes to Your Account
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
Transactions Over Telephone or Internet
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other
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interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
Statements and Confirmations
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDelivery Services
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more email notices are returned as undeliverable.
Householding
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Guggenheim Investments Express Line—800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
Service and Other Fees
Guggenheim Investments may charge the following administrative fees on accounts held directly through the  Funds’ Transfer Agent for services associated with the following:
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$15 for wire transfers of redemption proceeds under $5,000;
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$50 on checks returned for insufficient funds;
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$25 to stop payment of a redemption check within 10 Business Days of the settlement date;
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$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);
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$25 for bounced ACH transactions; and
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Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
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Retirement Account Fees
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
All Funds Other than Guggenheim Ultra Short Duration Fund
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors. A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. The Guggenheim High Yield Fund has a stricter policy. The Guggenheim High Yield Fund imposes a redemption fee equal to two percent of the value of the redemptions of R6 Class shares held for 90 days or less.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be canceled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds
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through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Guggenheim Ultra Short Duration Fund Only
The Guggenheim Ultra Short Duration Fund is intended to be used by investors as a short-term investment or for cash management purposes. The Guggenheim Ultra Short Duration Fund believes that frequent or short-term trading in the Guggenheim Ultra Short Duration Fund's shares will not have a material adverse effect on the Guggenheim Ultra Short Duration Fund or its shareholders. Accordingly, the Board has not adopted policies or procedures to monitor or prevent frequent or short-term trading, although it reserves the right to adopt such a policy in the future if it determines that such policy is necessary or appropriate for the protection of shareholders. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Guggenheim Ultra Short Duration Fund or its shareholders, particularly long-term shareholders. The Guggenheim Ultra Short Duration Fund reserves the right to refuse any purchase or exchange request for any reason.
Rights Reserved By The Funds
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
Unclaimed Property Laws
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
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Distribution and Shareholder Services

Class R6 Shares
No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales charges or pay 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund or for shareholder services.
Compensation to Dealers
Each Investment Manager, at its expense and out of its own resources, compensates financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the  Funds’ expense tables in this Prospectus. These payments are made at the discretion of the Investment Manager to certain dealers who have sold shares of the Funds. The level of payments made to dealers generally varies and is significant in some cases. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

Systematic Withdrawal Plan
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
Exchange Privilege
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Class R6 shares of the Funds may be exchanged only for Class R6 shares of another available Fund.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
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A shareholder may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days’ notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. Each Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

The Funds declare dividends from their investment income daily. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
Dividend Payment Options
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
Tax on Distributions
Guggenheim Municipal Income Fund—The Fund intends to qualify to pay exempt-interest dividends that are generally not subject to federal tax. However, such dividends are generally subject to applicable state and local taxes. A portion of such exempt-interest dividends may also be included in determining the amount of alternative minimum tax for those taxpayers subject to such tax.
The amount of exempt-interest dividends payable by the Fund will generally be equal to the amount of gross federally tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements. Income and gains from derivatives will generally be taxable. Payments made by the Fund with respect to swap contracts will offset tax-exempt and taxable income proportionally, potentially decreasing the amount of net tax exempt income available for distributions.
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Fund dividends and distributions that are not reported as exempt-interest dividends, are generally taxable to you regardless whether you reinvest your dividends or distributions or take them in cash. Any distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
An investment in the Fund is generally not appropriate for tax-deferred retirement accounts since they do not benefit from the exemption of tax in exempt-interest dividends, and distributions from such accounts are generally taxed as ordinary income.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
All Other Funds—Fund dividends and distributions are taxable to shareholders whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared. The amounts of Fund distributions are driven by federal tax requirements. A Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall investment performance for the period is negative.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Funds, the Funds are not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
Your share of interest earned by a Fund from bonds and other debt securities generally will be taxed at ordinary income rates. A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
Taxes on Sales, Redemptions or Exchanges
Guggenheim Municipal Income Fund—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
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If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any exempt-interest dividends or long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
All Other Funds—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Back-Up Withholding
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Foreign Taxes
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Foreign Shareholders
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 21% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
Cost Basis
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
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The Funds will permit Fund shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
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Taking the current market value of its total assets;
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Subtracting any liabilities; and
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Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. Information that becomes known to a Fund or its agent after a Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or a Fund’s previously determined NAV. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated each Investment Manager as the respective valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
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Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
With respect to any portion of a Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that a Fund could reasonable expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. Each Fund may also use third party service providers to model certain securities, using models to determine fair market value.
The Guggenheim Macro Opportunities Fund may invest a portion of its total assets in shares of the Subsidiary. Every business day, the Subsidiary will offer to redeem all or a portion of its shares at the current NAV. The value of the Subsidiary's investments will affect the value of the Subsidiary's shares. The Subsidiary prices its investments by the same valuation method described above and as set forth in the Funds' Valuation Procedures and Valuation Designee Procedures.
Please see the SAI for additional information about the valuations of the Funds securities and other assets and on how NAV is calculated.
PROSPECTUS | 143

General Information

Shareholder Inquiries
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Other Information
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.
Each Fund offers other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the  Funds’ website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.
144 | PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in the Funds’ 2023 Annual Reports. The 2023 Annual Reports are available upon request and are incorporated by reference in the SAI.
Effective November 30, 2018, Guggenheim Strategy Fund I, previously a series of Guggenheim Strategy Funds Trust (the “Predecessor Fund”), which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Guggenheim Ultra Short Duration Fund, which has adopted the Predecessor Fund’s performance, financial and other historical information. Accordingly, the performance information shown below for periods prior to November 30, 2018 for Institutional Class shares of the Guggenheim Ultra Short Duration Fund reflects the performance of the Predecessor Fund and not of the Guggenheim Ultra Short Duration Fund, however, the Predecessor Fund’s policies, guidelines and investment objective were the same as the Guggenheim Ultra Short Duration Fund’s in all material respects.
Because Class R6 shares had not commenced operations as of the fiscal year ended September 30, 2023 for Guggenheim Core Bond Fund, Guggenheim Municipal Income Fund and Guggenheim Ultra Short Duration Fund, financial highlights are presented for Institutional Class shares of Guggenheim Core Bond Fund, Guggenheim Municipal Income Fund and Guggenheim Ultra Short Duration Fund. Annual returns would differ only to the extent that Class R6 and Institutional Class shares have different expenses.
PROSPECTUS | 145

Financial Highlights
Guggenheim Floating Rate Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[f]
Per Share Data
Net asset value, beginning of period	$23.38	$25.11	$24.10	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	1.87	.82	.91	1.13	.69
Net gain (loss) on investments (realized and unrealized)	1.27	(1.62)	1.01	(1.21)	(.14 )
Total from investment operations	3.14	(.80 )	1.92	(.08 )	.55
Less distributions from:
Net investment income	(1.97)	(.93 )	(.09 )	(.88 )	(.68 )
Return of capital	—	—	(.01 )	(.19 )	—
Total distributions	(1.97)	(.93 )	(0.91)	(1.07)	(.68 )
Net asset value, end of period	$24.55	$23.38	$25.11	$24.10	$25.25

Total Return	13.87%	(3.25% )	8.06%	(0.22% )	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,445	$1,722	$1,257	$1,625	$71,680
Ratios to average net assets:
Net investment income (loss)	7.79%	3.31%	3.66%	4.56%	4.89%
Total expenses[b]	0.78%	0.82%	0.83%	0.86%	0.85%
Net expenses[c,d,e]	0.74%	0.79%	0.82%	0.84%	0.84%
Portfolio turnover rate	23%	30%	57%	20%	10%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.02%	0.03%	0.01%	0.00% *	0.00% *
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.71%	0.76%	0.77%	0.78%	0.78%
f
Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
146 | PROSPECTUS

Financial Highlights

Guggenheim High Yield Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.12	$10.97	$10.36	$10.89	$11.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.50	.52	.60	.68
Net gain (loss) on investments (realized and unrealized)	.29	(1.77)	.63	(.49 )	(.12 )
Total from investment operations	.90	(1.27)	1.15	.11	.56
Less distributions from:
Net investment income	(.60 )	(.56 )	(.51 )	(.64 )	(.70 )
Return of capital	(.01 )	(.02 )	(.03 )	—	—
Total distributions	(.61 )	(.58 )	(.54 )	(.64 )	(.70 )
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.41	$9.12	$10.97	$10.36	$10.89

Total Return	10.00%	(11.91% )	11.35%	1.19%	5.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,982	$1,905	$126,683	$127,037	$151,558
Ratios to average net assets:
Net investment income (loss)	6.43%	4.70%	4.80%	5.79%	6.31%
Total expenses[c]	0.84%	0.75%	0.77%	0.85%	0.89%
Net expenses[d,e,f]	0.80%	0.75%	0.76%	0.85%	0.88%
Portfolio turnover rate	31%	42%	86%	81%	61%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Redemption fees collected are less than $0.01 per share.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	—	—	—	0.00% *	0.00% *
*
Less than 0.01%.
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.77%	0.75%	0.74%	0.77%	0.77%
PROSPECTUS | 147

Financial Highlights

Guggenheim Core Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.92	$20.03	$20.51	$18.91	$18.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.52	.50	.42	.47
Net gain (loss) on investments (realized and unrealized)	(.40 )	(3.85)	(.03 )	1.65	.62
Total from investment operations	.31	(3.33)	.47	2.07	1.09
Less distributions from:
Net investment income	(.69 )	(.52 )	(.52 )	(.47 )	(.48 )
Net realized gains	—	(.26 )	(.43 )	—	—
Total distributions	(.69 )	(.78 )	(.95 )	(.47 )	(.48 )
Net asset value, end of period	$15.54	$15.92	$20.03	$20.51	$18.91

Total Return	1.80%	(17.09% )	2.34%	11.07%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,378,747	$1,082,805	$1,382,711	$1,139,109	$613,571
Ratios to average net assets:
Net investment income (loss)	4.43%	2.84%	2.49%	2.17%	2.52%
Total expenses[b]	0.65%	0.60%	0.60%	0.58%	0.62%
Net expenses[c,d,e]	0.55%	0.49%	0.50%	0.50%	0.51%
Portfolio turnover rate	88%	49%	103%	126%	77%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Institutional Class	0.00% *	—	—	0.00% *	—
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Institutional Class	0.47%	0.48%	0.49%	0.49%	0.50%
148 | PROSPECTUS

Financial Highlights

Guggenheim Limited Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[f]
Per Share Data
Net asset value, beginning of period	$23.26	$25.40	$25.55	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	1.00	.48	.40	.48	.31
Net gain (loss) on investments (realized and unrealized)	.29	(2.04)	.02 [g]	.93	.14
Total from investment operations	1.29	(1.56)	.42	1.41	.45
Less distributions from:
Net investment income	(.96 )	(.49 )	(.45 )	(.52 )	(.37 )
Net realized gains	—	(.09 )	(.12 )	—	—
Total distributions	(.96 )	(.58 )	(.57 )	(.52 )	(.37 )
Net asset value, end of period	$23.59	$23.26	$25.40	$25.55	$24.66

Total Return	5.60%	(6.19% )	1.64%	5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308,179	$27,499	$44,232	$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	4.22%	1.94%	1.58%	1.96%	2.24%
Total expenses[b]	0.49%	0.49%	0.49%	0.53%	0.51%
Net expenses[c,d,e]	0.46%	0.49%	0.49%	0.52%	0.50%
Portfolio turnover rate	28%	23%	80%	123%	72%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.02%	0.02%	0.01%	0.00% *	0.00% *,f
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.44%	0.48%	0.48%	0.50%	0.50% [f]
f
Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
PROSPECTUS | 149

Financial Highlights

Guggenheim Macro Opportunities Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[f]
Per Share Data
Net asset value, beginning of period	$23.39	$27.22	$26.34	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	1.40	.98	1.02	.87	.36
Net gain (loss) on investments (realized and unrealized)	.33	(3.75)	1.04	.58	(.03 )
Total from investment operations	1.73	(2.77)	2.06	1.45	.33
Less distributions from:
Net investment income	(1.43)	(1.06)	(1.18)	(.95 )	(.47 )
Total distributions	(1.43)	(1.06)	(1.18)	(.95 )	(.47 )
Net asset value, end of period	$23.69	$23.39	$27.22	$26.34	$25.84

Total Return	7.51%	(10.39% )	7.91%	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,717	$124,888	$197,067	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	5.85%	3.79%	3.74%	3.41%	2.79%
Total expenses[b]	1.07%	1.00%	1.01%	1.09%	1.11%
Net expenses[c,d,e]	1.01%	0.96%	0.96%	0.99%	1.03%
Portfolio turnover rate	32%	25%	84%	130%	46%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.01%	0.00% *	0.00% *	0.00% *	0.00% *,f
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.91%	0.92%	0.92%	0.92%	0.92% [f]
f
Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
150 | PROSPECTUS

Financial Highlights

Guggenheim Municipal Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.46	$13.23	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.26	.28	.29	.33
Net gain (loss) on investments (realized and unrealized)	(.03 )	(2.44)	.24	.10	.71
Total from investment operations	.23	(2.18)	.52	.39	1.04
Less distributions from:
Net investment income	(.29 )	(.25 )	(.27 )	(.29 )	(.33 )
Net realized gains	(.14 )	(.06 )	(.02 )	—	(.04 )
Total distributions	(.43 )	(.31 )	(.29 )	(.29 )	(.37 )
Net asset value, end of period	$10.77	$10.97	$13.46	$13.23	$13.13

Total Return	1.93%	(16.46% )	3.93%	3.03%	8.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,826	$4,629	$12,772	$13,406	$13,970
Ratios to average net assets:
Net investment income (loss)	2.30%	2.04%	2.08%	2.23%	2.59%
Total expenses[b]	0.96%	0.98%	0.96%	1.00%	1.08%
Net expenses[c,d,e]	0.53%	0.54%	0.55%	0.56%	0.56%
Portfolio turnover rate	11%	14%	22%	58%	30%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Institutional Class	0.00% *	0.01%	—	0.00% *	—
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Institutional Class	0.52%	0.53%	0.54%	0.55%	0.55%
PROSPECTUS | 151

Financial Highlights
Guggenheim Total Return Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.16	$28.98	$29.80	$27.46	$26.73
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	.87	.81	.65	.71
Net gain (loss) on investments (realized and unrealized)	(.67 )	(5.54)	(.06 )	2.40	.86
Total from investment operations	.44	(4.67)	.75	3.05	1.57
Less distributions from:
Net investment income	(1.05)	(.88 )	(.84 )	(.71 )	(.73 )
Net realized gains	—	(.27 )	(.73 )	—	(.11 )
Total distributions	(1.05)	(1.15)	(1.57)	(.71 )	(.84 )
Net asset value, end of period	$22.55	$23.16	$28.98	$29.80	$27.46

Total Return	1.84%	(16.55% )	2.56%	11.26%	5.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$261,527	$209,671	$247,051	$167,409	$55,441
Ratios to average net assets:
Net investment income (loss)	4.73%	3.26%	2.76%	2.28%	2.64%
Total expenses[b]	0.62%	0.53%	0.50%	0.52%	0.52%
Net expenses[c,d,e]	0.58%	0.52%	0.50%	0.51%	0.51%
Portfolio turnover rate	90%	55%	92%	116%	68%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.00% *	0.01%	0.01%	0.00% *	0.00% *
*
Less than 0.01%.
e
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the years presented would be:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
R6-Class	0.43%	0.48%	0.49%	0.50%	0.50%
152 | PROSPECTUS

Financial Highlights

Guggenheim Ultra Short Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020[b]	Year Ended September 30, 2019[b]
Per Share Data
Net asset value, beginning of period	$9.59	$9.97	$9.98	$9.96	$10.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.14	.09	.15	.28
Net gain (loss) on investments (realized and unrealized)	.24	(.37 )	—	.04	(.04 )
Total from investment operations	.63	(.23 )	.09	.19	.24
Less distributions from:
Net investment income	(.47 )	(.15 )	(.10 )	(.17 )	(.28 )
Net realized gains	—	—	—	—	(.01 )
Total distributions	(.47 )	(.15 )	(.10 )	(.17 )	(.29 )
Net asset value, end of period	$9.75	$9.59	$9.97	$9.98	$9.96

Total Return	6.70%	(2.34% )	0.87%	1.88%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,233	$617,601	$882,047	$440,356	$423,414
Ratios to average net assets:
Net investment income (loss)	4.03%	1.44%	0.88%	1.47%	2.54%
Total expenses[c]	0.39%	0.36%	0.34%	0.38%	0.30%
Net expenses[d,e,f]	0.34%	0.34%	0.34%	0.36%	0.29%
Portfolio turnover rate	2%	24%	122%	129%	55%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
The per share data for the years ended September 30, 2017 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.00% *	0.01%	0.01%	0.00% *	0.00% *
*
Less than 0.01%
f
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:
PROSPECTUS | 153

Financial Highlights (continued)

Guggenheim Ultra Short Duration Fund
	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Institutional Class	0.33%	0.33%	0.33%	0.33%	0.29%
154 | PROSPECTUS

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through http://www.guggenheiminvestments.com does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Annual/Semi-Annual Report
Additional information about the  Funds’ investments is available in the  Funds’ annual and semi-annual reports to shareholders. The  Funds’ annual and semi-annual reports are available, without charge, upon request by calling the  Funds’ toll-free telephone number 800.820.0888. In the  Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected  each Fund’s performance during its last fiscal year.
Statement of Additional Information
The SAI, which includes additional information about the Funds, is available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
Each Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
•
Guggenheim Floating Rate Strategies Fund
•
Guggenheim High Yield Fund
•
Guggenheim Core Bond Fund
•
Guggenheim Limited Duration Fund
•
Guggenheim Macro Opportunities Fund
•
Guggenheim Municipal Income Fund
•
Guggenheim Total Return Bond Fund
•
Guggenheim Ultra Short Duration Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
PROSPECTUS | 155

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com

Front Cover

Mutual Funds	|	Equity	|	1.31.2024
Guggenheim Funds Prospectus

Class A, Class C and Institutional
Ticker Symbol			Fund Name
Class A*	Class C*	Institutional
GFCAX	GFCCX	GFCIX	Guggenheim Capital Stewardship Fund

*
Class A and Class C shares of the Fund are not currently offered for sale.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PRO-CSF-0124x0125	guggenheiminvestments.com

FUND SUMMARY

Guggenheim Capital Stewardship Fund

INVESTMENT OBJECTIVE
The Guggenheim Capital Stewardship Fund (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 48 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 27 of the Fund’s prospectus and the “How to Purchase Shares” section on page 69 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None *	1.00%**	None
*
A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**
A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.01%
1
Amounts are based on estimated amounts for a full fiscal year for Class A and Class C shares.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$597	$856	$1,134	$1,925
Class C	$304	$630	$1,083	$2,338
Institutional	$103	$322	$558	$1,236
PROSPECTUS | 1

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$204	$630	$1,083	$2,338
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective, under normal market conditions, by primarily investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. The Fund may also invest in pooled investment vehicles to gain exposure to equity securities and, while the Fund generally does not intend to normally hold a significant portion of its assets in derivatives, the Fund may invest in derivatives, consisting of forwards, options, swaps and futures contracts (some of these instruments may be traded on the over-the-counter markets), in order to maintain exposure to the equity market at times when it is not able to purchase the corresponding securities directly, or when it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Equity securities in which the Fund may invest include common stocks, preferred stocks, stock warrants and rights, and convertible securities. Pooled investment vehicles in which the Fund may invest include exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may invest in any number of issuers of any size, including small-capitalization issuers. In addition, the Fund may invest in non-U.S. investments, including issuers in emerging markets and may purchase depositary receipts. The Fund is actively managed and may trade without regard to the length of time an investment has been owned by the Fund, which may result in higher portfolio turnover.
The Fund primarily invests in companies that Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believes have implemented “multi-stakeholder management systems.” Multi-stakeholder management systems seek to create durable long-term value for shareholders by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners and communities in which a company does business. Guggenheim Partners Investment Management, LLC, the Fund’s investment manager (the “Investment Manager”), and the Sub-Adviser believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems.
To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities; and (5) community engagement.
After the Sub-Adviser identifies the initial universe of companies, the Investment Manager then uses two proprietary quantitative methodologies approved by the Sub-Adviser to periodically create a list of securities, which are comprised of securities issued by the companies identified by the Sub-Adviser. This process is intended to optimize the universe of companies produced by the Sub-Adviser. One methodology uses a proprietary risk model, individual stock return expectation models and portfolio construction tools and includes fundamental and pricing data obtained from filings, indexes and data providers. The other methodology uses a proprietary dynamic factor algorithm that uses fundamental and economic factors. The Investment Manager’s optimization approach seeks to maximize expected return of the portfolio while continuously limiting market risk relative to the S&P 500 Index.
The Sub-Adviser then reviews the optimized list of securities provided by the Investment Manager, including for adherence to exposure limits against the S&P 500 Index and overall constraints, and modifies the optimized list of securities if deemed necessary. The Investment Manager retains the responsibility for executing trades and otherwise implementing the optimized list of securities based on the Fund’s investment policies and limitations.
2 | PROSPECTUS

The Sub-Adviser may instruct the Investment Manager to sell a security for several reasons including, but not limited to, the following: (1) the company no longer meets the Sub-Adviser’s standards for a strong multi-stakeholder management system or the optimization process; (2) to meet redemption requests; and (3) if the Sub-Adviser believes doing so is in the Fund’s interest.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the portfolio managers are incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
PROSPECTUS | 3

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the portfolio managers’ ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risks in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to risks common to foreign securities as well as fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading.
4 | PROSPECTUS

Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives and reverse repurchase agreements, may cause the Fund to be more volatile and riskier and magnify the Fund's losses to an extent greater than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these and other factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.The Fund is also managed by separate teams, which creates additional risks of errors and inefficiencies (including accounting, administrative or trading errors and inefficiencies) or lesser performance.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund's investments may perform poorly or underperform the general securities markets or other types of securities.
PROSPECTUS | 5

Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
OTC Derivatives Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Quantitative Investing Risk—There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s or Sub-Adviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”). The Fund may also be adversely affected by the Investment Manager’s or Sub-Adviser’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool. Thus, the Fund is subject to the risk that any quantitative tools used will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Sub-Adviser’s Proprietary Research Methodology Risk–There can be no assurance that the Sub-Adviser’s research methodology will prove to be effective in identifying favorable investment opportunities for the Fund.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
6 | PROSPECTUS

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Institutional Class shares compared to those of a broad measure of market performance. As of the date of the Prospectus, the Fund’s Class A and Class C shares had not yet commenced operations. Accordingly, no performance is shown for such classes.As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	19.07%
Lowest Quarter	March 31, 2020	-18.43%
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception	1 Year	5 Years	Since Inception
Institutional Class	9/26/2014
Return Before Taxes		15.20%	12.57%	9.36%
Return After Taxes on Distributions		14.85%	10.00%	6.69%
Return After Taxes on Distributions and Sale of Fund Shares		9.00%	9.15%	6.36%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		26.29%	15.69%	12.01%
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”), serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”) serves as the sub-adviser of the Fund. The portfolio managers for the Fund are:
PROSPECTUS | 7

Name*	Experience with the Fund	Primary Title with Investment Manager or Sub-Adviser
Farhan Sharaff	Since inception (2014)	Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager
Qi Yan	Since 2017	Managing Director and Portfolio Manager
Peter Derby	Since inception (2014)	Portfolio Manager
*
Each portfolio manager is primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Objective and Strategies

The Board of Trustees of the Fund may change the Fund’s investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Fund will achieve its investment objective.
The Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Fund’s holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, the Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
Investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other clients for which the Investment Manager or Sub-Adviser acts as investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” Unless otherwise indicated, in determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
The Fund’s investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal
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investment. Additional information on the principal risks and certain non-principal risks of the Fund is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for the Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. The Fund may engage in active and frequent trading of portfolio securities and other assets. A high turnover rate may increase transaction costs, including brokerage commissions, dealer markups and other transaction costs on the sale of the assets and on reinvestment in other assets, which decreases the value of investments and may result in additional taxable gains (including short term gains) for the Fund and adversely affect the Fund's performance.
Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage the Fund.
Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore the Fund's investments and a shareholder’s investment in the Fund may be particularly subject to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet
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its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Depositary Receipt Risk—The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADSs are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the portfolio managers are incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations,
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which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index, interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options are also used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the portfolio managers' ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
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Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.
Emerging Markets Risk—The Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund's investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to
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financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, the Fund's investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
The Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the
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imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
Increasing Government and other Public Debt—Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, short-term funds advised by the Investment Manager and/or its affiliates or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based
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investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
Investments in other investment companies or investment vehicles may expose a Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).
An investment by the Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the fund’s shares; the fund may fail to correctly track the referenced asset (if any); and the fund may hold troubled securities.
Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain large investors. The Fund is subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time, the risk of which is particularly acute under current conditions. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, incur brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio or experience other adverse consequences. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may also experience adverse tax consequences as a result of a large shareholder transaction.
Large-Capitalization Securities Risk—The Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a
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relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged and may magnify losses. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.
The Fund is permitted to borrow money for certain purposes. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of the Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation policy and procedures and Investment Manager’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Manager) relies on various sources of information to value investments and calculate net asset value. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. To the extent that the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Fund's assets could potentially experience significant levels of illiquidity. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
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Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager, Sub-Adviser and each individual portfolio manager and team will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns. As a result of these factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager, Sub-Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance. In addition, active and frequent trading also may result in increased capital gains and/or the acceleration of the recognition of capital gains. The Fund is also managed by separate teams, which creates additional risks of errors and inefficiencies (including accounting, administrative or trading errors and inefficiencies) or lesser performance.
Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affecting the Fund's performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund's performance or operations.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund's investments will increase in value along with the broader markets and the Fund’s investments may underperform general securities markets or other investments. For example, the value of the Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be
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exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Manager potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund's service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund's investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption could also prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. This may adversely affect the Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments.
Mid-Capitalization Securities Risk—The Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
OTC Derivatives Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.
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Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.
Quantitative Investing Risk—The Fund uses quantitative models, algorithms, methods or other similar techniques or analytical tools (“quantitative tools”) as part of its overall portfolio construction process and investment selection or screening criteria. Quantitative tools are also used in connection with risk management processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, the Fund is subject to the risk that any quantitative tools used by the Investment Manager (or the Sub-Adviser) will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.
There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s or Sub-Adviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.
A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. The Fund may also be adversely affected by the Investment Manager’s or Sub-Adviser’s ability to make accurate qualitative judgments regarding a quantitative tool’s output or operational complications relating to a quantitative tool.
Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.
Sector Emphasis Risk—The Fund may invest a significant amount of its assets in one or more sectors. If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic, public health or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors. Such issuers may also react similarly to these developments or conditions. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors. The Fund's shareholder reports contain recent information about the Fund's holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. The Fund may be adversely affected by events or developments negatively impacting the technology
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sector or issuers within the technology sector. The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.
Sector Emphasis Risk-Consumer Staples—Investments in consumer staples companies are subject to government regulation affecting the underlying products, which may negatively impact such companies’ performance. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. Certain companies and products are highly scrutinized by the public and susceptible to litigation, which may adversely affect performance.
Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Sub-Adviser’s Proprietary Research Methodology Risk—There can be no assurance that the Sub-Adviser’s research methodology will prove to be effective in identifying favorable investment opportunities for the Fund.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.
The SAI describes the Fund's principal investment risks in more detail and also describes other risks applicable to the Fund. The additional risks include the following:
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Fund or the Investment Manager (or its service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund or the Investment Manager (or its service providers) more susceptible to operational disruptions, any of which could adversely impact its operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the SAI.
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Investment Manager

Guggenheim Partners Investment Management, LLC (“GPIM”, “Guggenheim Investments”, or the “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Fund. As of September 30, 2023, the aggregate assets under the investment management of the Investment Manager were approximately $195.1 billion. The Investment Manager is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $295 billion of assets as of September 30, 2023. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser"), located at 1100 South Flagler Drive, Suite 310, West Palm Beach, Florida 33401, serves as the sub-adviser of the Fund. As of September 30, 2023, the aggregate assets under the investment management of the Sub-Adviser were approximately $187 million. Concinnity, a limited partnership, is principally owned by Peter Derby, Richard J. Frazier, Jr., and 3D Trust.
Management Fee
The following chart shows the contractual investment management fee to be paid by the Fund.
Contractual Management Fee (expressed as a percentage of average daily net assets)
Guggenheim Capital Stewardship Fund	0.90%
The Investment Manager has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
The information provided in the Performance Information section of the Fund’s Fund Summary reflects the effect of any fee waivers and/or expense reimbursements by the Investment Manager and/or any of its affiliates that were in place during the performance periods shown, which, if not in place during the applicable performance periods, would have resulted in higher expenses and lowered the returns shown. The Fund's annual operating expenses may vary throughout the period and from year to year.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of the Fund is available in the Fund’s annual report for the fiscal period ended September 30, 2023.
Portfolio Managers
The composition of the portfolio management team of the Fund may change from time to time. The portfolio managers of the Fund and their biographies are as follows:
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (September 2014). Mr. Sharaff joined Guggenheim Investments in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Investments, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
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Qi Yan, Managing Director and Portfolio Manager in equity and equity derivative strategies of Guggenheim Investments, has co-managed the Fund since January 2017. Mr. Yan joined Guggenheim Investments in 2005. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.
Peter Derby, Portfolio Manager and founding partner of the Sub-Adviser, which was formed in 2011. Mr. Derby has co-managed the Fund since its inception (September 2014). From 2008 to 2011, Mr. Derby was a portfolio manager at Diamondback Advisors NY, LLC. From 2007 to 2008, he was a founding member of The Concinnity Group, LLC. During William H. Donaldson's tenure as Chairman of the SEC, from 2003 to 2005, Mr. Derby served as the SEC's Managing Executive for Operations and Management. In 1989, he participated in the founding of DialogBank, the first private Russian bank to receive an international banking license. At DialogBank, Mr. Derby served as Chairman of the Board from 1997 to 1998, as President and CEO from 1991 to 1997 and as CFO from 1990 to 1991. Mr. Derby also founded the first Russian investment firm in 1991, Troika Dialog, where he served as Chairman of the Board from 1996 to 1997 and as President and CEO from 1991 to 1996. Prior to his tenure in Russia, he was a Corporate Finance Officer at National Westminster Bank USA from 1985 to 1990 and an Auditor at Chase Manhattan Bank from 1983 to 1985. Mr. Derby earned a B.S. in accounting, finance and international finance from New York University in 1983.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
Conflicts of Interest
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and Investment Manager (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

The Investment Manager and the Fund have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. In connection with this arrangement the Investment Manager provides, among other oversight and evaluation services, the following:
•
Performing initial due diligence on prospective sub-advisers for the Fund;
•
Monitoring the performance of the sub-adviser(s);
•
Communicating performance expectations to the sub-adviser(s); and
•
Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Manager does not expect to recommend frequent changes of the Sub-Adviser or any future sub-advisers. Although the Investment Manager will monitor the performance of the Sub-Adviser and any future sub-advisers, there is no certainty that the Sub-Adviser, any future sub-advisers or the Fund will obtain favorable results at any given time.
The Investment Manager has engaged Concinnity to provide investment advisory services to the Fund. Concinnity has operated as an investment sub-adviser to the Fund since its inception (September 2014).
PROSPECTUS | 23

Buying, Selling and Exchanging Fund Shares

The Fund’s shares are not currently available for investment by new investors, subject to exceptions as may be granted in the discretion of the Fund from time to time.
Each share class of the Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the “Transfer Agent”) and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:
•
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Fund;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Investment Manager or Distributor, and their affiliates;
•
Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Section 529 college savings plan accounts;
•
Funds of Funds advised by the Investment Manager or its affiliates;
•
Funds of Funds advised by unaffiliated investment advisers; and
•
Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
Shareholders who hold Class C shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee, and are not subject to
24 | PROSPECTUS

the Class C contingent deferred sales charge, may be able to convert their shares for Institutional Class shares in the Fund, if available. These shareholders should inquire with the financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class C shares may be converted automatically by financial intermediaries.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in the Fund’s then-current prospectus and SAI.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of the Fund for another share class of the same Fund. From time to time, the Fund may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Fund may determine). A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Fund reserves the right to modify, suspend or eliminate any share class conversion features at any time.
Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.
Class C shares of the Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Fund expects that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in the Fund and any share class conversions. You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.
Opening Your Account
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
Tips to Successfully Complete Your Account Application
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following
PROSPECTUS | 25

documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.
•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
Transaction Information
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Fund generally  does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
Transaction Cut-Off Times
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund's Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.
Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*
Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
Transactions Through Your Financial Intermediary
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period as well as rights of accumulation and letter of intent. Authorized financial
26 | PROSPECTUS

intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in this Prospectus.
Sales Charges

Class A Shares
Class A shares are sold at NAV plus the applicable initial sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	None*	None*
*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.
In addition to the information in this Prospectus you may obtain more information about share classes, sales charges and sales charge reductions and waivers from the SAI or from your financial intermediary.
How to Reduce Your Sales Charge
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.
•
Rights of Accumulation—To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous
PROSPECTUS | 27

purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.
•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Fund.
•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Fund that you intend to exercise the reinstatement privilege in writing. The Fund is generally required to receive your purchase order within 90 days of your redemption.
Sales Charge Waivers
Class A shares of the Fund may be purchased at NAV by the following individuals:
•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;
•
Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
•
Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;
•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund;
•
A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;
•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed; and
•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge.
The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to an initial sales charge (sometimes called a NAV Transfer).
28 | PROSPECTUS

The availability of Class A sales charge waivers may depend upon the policies, procedures, and trading platforms of your financial intermediary.
Sales Charge Exceptions
You will not pay initial sales charges on the following:
•
Class A shares purchased by reinvesting dividends and distributions.
•
When exchanging Class A shares of the Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
Class C Shares
Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
Waiver of CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:
•
An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the “Code”); or
•
In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:
○
Returns of excess contributions to the plan;
○
Retirement of a participant in the plan;
○
A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
○
Financial hardship (as defined in regulations under the Code) of a participant in a plan;
○
Termination of employment of a participant in a plan; or
○
Any other permissible withdrawal under the terms of the plan.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s and your financial intermediary's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each class of the Fund is listed in the “Fund Summary.”
PROSPECTUS | 29

Purchases of Class C shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of the Fund.
The Fund is generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when Fund shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for Fund shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out (“LIFO”) and highest cost-in-first-out ("HIFO").
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
Purchase Procedures
The Fund offers you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution. You may buy shares and send your purchase proceeds by any of the following methods:
	Initial Purchase	Subsequent Purchases
Complete the account application that corresponds
to the type of account you are opening.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.

Complete the Guggenheim Investments investment
slip included with your quarterly statement or send
written purchase instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.	Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

30 | PROSPECTUS

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that
corresponds to the type of account you are
opening.
Contact Client Services at 800.820.0888 to obtain
your new account number.
Use the Wire Instructions below to send your wire.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call
Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

BY ACH (FAX) Guggenheim Investments Faxnumber: 301.296.5103	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
Submit a new account application. Be sure to
complete the “Electronic Investing via ACH”
section. If you are establishing an Individual, Joint,
or UGMA/UTMA account, you may fax the
application to Guggenheim Investments. All other
applications should be mailed.
•Make sure to designate the Fund(s) you want to
purchase.
•Make sure your investment meets the account
minimum.

Subsequent purchases made via ACH must be
a minimum of $20. A maximum of $50,000 is
allowed to be purchased via ACH per day. To make
a subsequent purchase send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase
•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on
“Electronic Investing.”
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee
Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

PROSPECTUS | 31

Canceled Purchase Orders
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund's NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Please refer to the SAI for more information.
The Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
Redemption Procedures
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
32 | PROSPECTUS

BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
Your name;
•
Your shareholder account number;
•
Fund name(s);
•
Dollar amount or number of shares you would like to sell of the Fund;
•
Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and
•
Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
Distributions From Qualified Retirement Accounts
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
Receiving Your Redemption Proceeds
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. The Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
PROSPECTUS | 33

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
Medallion Signature Guarantees
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.
Uncashed Check Policy
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
34 | PROSPECTUS

Exchange Procedures
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
Your name;
•
Your shareholder account number;
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);
•
Dollar amount, number of shares or percentage of Fund position involved in the exchange; and
•
Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Dollar-Cost Averaging
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Manager will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

Shareholder Identification and Verification
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity
PROSPECTUS | 35

of beneficial owners. Additionally, if the Fund is unable to verify your identity or the identity of your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
Changes to Your Account
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
Transactions Over Telephone or Internet
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
Statements and Confirmations
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
Householding
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are
36 | PROSPECTUS

registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
eDelivery Services
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more email notices are returned as undeliverable.
Guggenheim Investments Express Line—800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
Service and Other Fees
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund's Transfer Agent for services associated with the following:
•
$15 for wire transfers of redemption proceeds under $5,000;
•
$50 on checks returned for insufficient funds;
•
$25 to stop payment of a redemption check within 10 Business Days of the settlement date;
•
$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);
•
$25 for bounced ACH transactions; and
•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
Retirement Account Fees
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
Market Timing/Short-Term Trading
The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the
PROSPECTUS | 37

Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund  does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors. A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within a certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Fund's policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request, in whole or in part, by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund or would pose a risk to shareholders.
No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund's group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund's objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.
In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be canceled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Rights Reserved By The Fund
In addition to the rights expressly set forth in the Prospectus and SAI, the Fund reserves the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Fund or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Fund (or its agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Fund, the Investment Manager (or its affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
Unclaimed Property Laws
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended (e.g., if the account owner has not initiated any activity in the account or contacted the fund) for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the appropriate state’s unclaimed property administrator, which is typically the state of your last known mailing address, in accordance with
38 | PROSPECTUS

applicable unclaimed or abandoned property (escheatment) laws, which vary by state. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
The Funds and Guggenheim Investments will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Distribution and Shareholder Services

Class A Shares
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to Class A shares that allows the Fund to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the Fund's Class A shares. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Class C Shares
The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows the Fund to pay annual distribution and service fees of 1.00% of the average daily net assets of the Fund’s Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Compensation to Dealers
The Investment Manager, at its expense and out of its own resources, compensates financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund's expense table in this Prospectus. These payments are made at the discretion of the Investment Manager to certain dealers who have sold shares of the Fund. The level of payments made to dealers generally varies and is significant in some cases. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.
PROSPECTUS | 39

Shareholder Services

Sub-Transfer Agency Services
The Investment Manager, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed in all or in part by the Fund, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Fund's operating expenses and reduce its investment performance.
Systematic Withdrawal Plan
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
Exchange Privilege
Shareholders of the Fund may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Fund may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Fund's Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days’ notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that
40 | PROSPECTUS

the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of the Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of the Fund prior to the exchange of the shares for Money Market Class shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of the Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

The Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of the Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
Dividend Payment Options
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
PROSPECTUS | 41

If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
Tax on Distributions
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared. The amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund’s dividends or other distributions unless you are taking a distribution on or making a withdrawal.
The Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of the Fund’s net short-term capital gains generally will be taxed at ordinary income rates. The Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
Taxes on Sales, Redemptions or Exchanges
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
42 | PROSPECTUS

Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Back-Up Withholding
The Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Foreign Taxes
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Foreign Shareholders
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
Cost Basis
The Fund (or its administrative agents) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of Fund sharers. The Fund will permit shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. The Fund calculates its NAV by:
•
Taking the current market value of its total assets;
•
Subtracting any liabilities; and
•
Dividing that amount by the total number of shares owned by shareholders.
The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally
PROSPECTUS | 43

does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. Information that becomes known to the Fund or its agent after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined NAV. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the respective valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Fund’s securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.
In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Fund determine their NAV. There can be no assurance in each case that significant events will be identified.
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With respect to any portion of the Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.
Proportions of the Fund’s investments that are fair valued vary from time to time and the Fund may fair value a significant amount of its portfolio securities and assets. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued. Investors should consult these reports for additional information.
Valuations of the Fund’s securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by pricing services are generally based on methods designed to approximate the amount that the Fund could reasonable expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. The Fund may also use third party service providers to model certain securities, using models to determine fair market value.
Please see the SAI for additional information about the valuations of the Fund securities and other assets and on how NAV is calculated.
General Information

Shareholder Inquiries
Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Other Information
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Manager or other parties who provide services to the Fund.
PROSPECTUS | 45

Financial Highlights

This financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the period since commencement of the Fund or a share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund’s 2023 Annual Report. The 2023 Annual Report is available upon request and is incorporated by reference in the SAI.
46 | PROSPECTUS

Financial Highlights

Guggenheim Capital Stewardship Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.89	$36.69	$31.08	$28.23	$31.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.27	.25	.28	.33
Net gain (loss) on investments (realized and unrealized)	3.29	(4.05)	7.28	3.43	.05
Total from investment operations	3.50	(3.78)	7.53	3.71	.38
Less distributions from:
Net investment income	(.04 )	(.18 )	(.28 )	(.39 )	(.32 )
Net realized gains	—	(8.84)	(1.64)	(.47 )	(3.06)
Total distributions	(.04 )	(9.02)	(1.92)	(.86 )	(3.38)
Net asset value, end of period	$27.35	$23.89	$36.69	$31.08	$28.23

Total Return	14.62%	(15.74% )	25.11%	13.31%	3.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,299	$166,469	$226,113	$206,751	$210,053
Ratios to average net assets:
Net investment income (loss)	0.78%	0.90%	0.70%	0.96%	1.23%
Total expenses[b]	1.01%	1.02%	1.02%	1.04%	1.05%
Portfolio turnover rate	164%	162%	154%	147%	131%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
PROSPECTUS | 47

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:

Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Fund can be viewed online or downloaded, without charge, from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
The information contained in or otherwise accessible through http://www.guggenheiminvestments.com does not form part of, and is not incorporated by reference into, this Prospectus.
Copies of additional information about the Fund (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Annual/Semi-Annual Report
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual and semi-annual reports are available, without charge, upon request by calling the Fund's toll-free telephone number 800.820.0888. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information
The SAI, which includes additional information about the Fund, is available, without charge, upon request by calling the Fund’s toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Fund’s toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
The Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
•
Guggenheim Capital Stewardship Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
48 | PROSPECTUS

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com

Guggenheim Funds Trust
Statement of Additional Information
January 31, 2024, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
RELATING TO THE PROSPECTUSES DATED January 31, 2024, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
This Statement of Additional Information provides information relating to the following series of Guggenheim Funds Trust (each, a “Fund” and, collectively, the “Funds”) and the respective classes thereof:
Fund	Class A	Class C	Institutional Class	Class P	Class R6
Guggenheim Alpha Opportunity Fund	SAOAX	SAOCX	SAOIX	SAOSX	SAORX*
Guggenheim Floating Rate Strategies Fund	GIFAX	GIFCX	GIFIX	GIFPX	GIFSX
Guggenheim High Yield Fund	SIHAX	SIHSX	SHYIX	SIHPX	SHYSX
Guggenheim Core Bond Fund	SIUSX	SDICX	GIUSX	SIUPX	GICRX*
Guggenheim Large Cap Value Fund	SECIX	SEGIX	GILCX	SEGPX	GILRX*
Guggenheim Limited Duration Fund	GILDX	GILFX	GILHX	GILPX	GIKRX
Guggenheim Macro Opportunities Fund	GIOAX	GIOCX	GIOIX	GIOPX	GIOSX
Guggenheim Market Neutral Real Estate Fund	GUMAX	GUMCX	GUMNX	GUMPX	GUMRX*
Guggenheim Municipal Income Fund	GIJAX	GIJCX	GIJIX	GIJPX	GIJRX*
Guggenheim Risk Managed Real Estate Fund	GURAX	GURCX	GURIX	GURPX	GURRX*
Guggenheim Small Cap Value Fund	SSUAX	SSVCX	SSUIX	SSUPX	SSURX*
Guggenheim SMid Cap Value Fund	SEVAX	SEVSX	SVUIX	SEVPX	SVURX*
Guggenheim StylePlus—Large Core Fund	SECEX	SFECX	GILIX	SFEPX	GIQRX*
Guggenheim StylePlus—Mid Growth Fund	SECUX	SUFCX	GIUIX	SEUPX	GIURX*
Guggenheim Total Return Bond Fund	GIBAX	GIBCX	GIBIX	GIBLX	GIBRX
Guggenheim Ultra Short Duration Fund	GIYAX	—	GIYIX	GIYPX*	GIYRX*
Guggenheim World Equity Income Fund	SEQAX	SFGCX	SEWIX	SEQPX	SEWRX*
*This share class of the Fund is not currently offered for sale.
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Funds’ prospectuses dated January 31, 2024, AS MAY BE SUPPLEMENTED FROM TIME TO TIME (the “Prospectuses”), and should be read in conjunction with the Prospectuses. The audited financial statements for each Fund's fiscal year ended September 30, 2023, and the related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report for each Fund, are incorporated herein by reference.
The Prospectuses (and the Funds’ annual and semi-annual reports) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.
As described herein, the investment manager to each Fund is Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 or Security Investors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

i

ii

General Information

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of a shareholder, must redeem its shares and pay the shareholder the next calculated net asset value (“NAV”) thereof in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) (See “How to Redeem Shares”). This Statement of Additional Information (“SAI”) relates to the series of the Trust set forth on the cover hereto (each, a “Fund” and, collectively, the “Funds”). Each Fund, other than Guggenheim Limited Duration Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund and Guggenheim Ultra Short Duration Fund was previously a series (the “Predecessor Funds”) of Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014 (and September 24, 2014 for Guggenheim Alpha Opportunity Fund), therefore, is that of the corresponding Predecessor Fund.
On November 30, 2018, Guggenheim Strategy Fund I (the "Ultra Short Predecessor Fund"), previously a series of Guggenheim Strategy Funds Trust, reorganized with and into the Guggenheim Ultra Short Duration Fund, which is the performance successor of the reorganization and has adopted (through a "shell" reorganization) the Ultra Short Predecessor Fund's performance, financial and other historical information. Any such historical information provided for the Guggenheim Ultra Short Duration Fund prior to November 30, 2018 is that of the Ultra Short Predecessor Fund.
On November 11, 2019, the name of Guggenheim Mid Cap Value Fund changed to "Guggenheim SMid Cap Value Fund."
On January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (formerly, the Guggenheim Mid Cap Value Institutional Fund) (the “SMid Cap Predecessor Fund”) reorganized with and into Institutional Class shares of the Guggenheim SMid Cap Value Fund. The Guggenheim SMid Cap Value Fund has adopted the SMid Cap Predecessor Fund's performance history with respect to its Institutional Class shares. Any such information provided for the Institutional Class shares of the Guggenheim SMid Cap Value Fund prior to January 3, 2020 is that of the SMid Cap Predecessor Fund.
On April 23, 2021, the name of Guggenheim Investment Grade Bond Fund changed to "Guggenheim Core Bond Fund."
On January 23, 2024, the Guggenheim Diversified Income Fund, a series of the Trust, was liquidated pursuant to a plan of liquidation.
The fiscal year end for the Trust (and each Fund) is September 30 of each year.
Each of the Funds has its own investment objective and policies.
Security Investors, LLC (“Security Investors”) is the investment manager to Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”). These Funds, with Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”), are referred to as the “Guggenheim Equity Funds.” Security Investors is also the investment manager to Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Core Bond Fund (“Core Bond Fund”) and Guggenheim Municipal Income Fund (“Municipal Income Fund”).
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Guggenheim Partners Investment Management, LLC (“GPIM”) is the investment manager to Risk Managed Real Estate Fund. GPIM is also the investment manager to Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund"), Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”) Guggenheim Total Return Bond Fund (“Total Return Bond Fund”) and Guggenheim Ultra Short Duration Fund ("Ultra Short Duration Fund"). These Funds, collectively with the High Yield Fund, Core Bond Fund and Municipal Income Fund, are referred to as the “Guggenheim Fixed-Income Funds.”
GPIM is the sub-adviser to the Municipal Income Fund.
Security Investors and GPIM are also each referred to as the “Investment Manager” and, together, as the “Investment Managers.” Security Investors has engaged GPIM to provide investment sub-advisory services to Municipal Income Fund. As further described below, GPIM supervises and directs the investments of the Municipal Income Fund in accordance with the Fund’s investment objectives, policies, and restrictions.
GPIM, in its capacity as sub-adviser to the Municipal Income Fund, is referred to as the “Sub-Adviser” as the context may require and references to Investment Manager below may also be considered to refer to the Sub-Adviser in certain cases.
Although there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” Each Fund is classified as “diversified company” within the meaning of the 1940 Act. An investment in one of the Funds does not constitute a complete investment program.
As disclosed in the Funds’ prospectuses, as may be supplemented from time to time (“Prospectuses”), investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate a Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges, if any, or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.
Investment Methods and Risk Factors

Each Fund’s principal investment strategies and the summaries of risks associated with the same are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the relevant Prospectuses. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that a Fund may utilize and related risks that may apply to a Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in a Fund’s Summary Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to that Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Funds are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectuses and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. Although the Funds may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, a Fund is not required to do so.
Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore a Fund's investments and a shareholder’s investment in a Fund may be particularly subject to reduced yield and/or income and to sudden and substantial losses.
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Investment objectives and policies of each Fund are described in the Prospectus. Below are additional details about the investment policies of certain Funds. There are risks inherent in the ownership of any security, and there can be no assurance that a Fund's investment objective(s) will be achieved. The objective(s) and policies of each Fund, except those enumerated under “Investment Restrictions—Fundamental Policies,” may be modified at any time without shareholder approval.
The investment methods and risk factors are presented below in alphabetical order and not in the order of importance or potential exposure.
General Risk Factors—The NAV per share of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The Funds are subject to the risks associated with financial, economic and other global market developments and disruptions, including those arising out of geopolitical events and risks, public health emergencies (such as pandemics and epidemics), natural/environmental disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of a Fund’s investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of an Investment Manager to execute investment decisions for a Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. In addition, a Fund and its investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. Also, changes in inflation rates may adversely affect market and economic conditions, a Fund’s investments and an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling, which may occur from time to time, could result in increased volatility in both stock and bond markets and various adverse market and economic developments. There is no assurance that a Fund will achieve its investment objective.
American Depositary Receipts (“ADRs”)—A Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Risks,” below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Asset-Backed Securities—A Fund may also invest in any level of the capital structure of “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an
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example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities ("ABS") are subject to risks similar to those discussed below with respect to mortgage-backed securities (“MBS”). Some of the loans or other similar debt obligations to which a Fund may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Fund to the risks of “Covenant-Lite Obligations” discussed below.
Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk. Delinquencies and losses on sub-prime and non-prime automobile loans, which are loans originated under weak underwriting standards, including those issued to borrowers with lower credit ratings and/or a shorter credit history, are subject to greater risks of delinquencies and losses. As a result, issuers of ABS backed by such loans may be adversely affected in their ability to continue to make principal and interest payments and the value of such ABS may decline significantly during market downturns.
Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.
Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.
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Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.
Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.
Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Such securities may contain elements of credit support that are designed to lessen the effect of failures by obligors on underlying assets to make payments. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. There can be no assurance that credit support of any kind will be successful in lessening the effect of failures by obligors on underlying assets to make payments or be available upon the occurrence of events adversely affecting the obligor's financial condition.
Borrowing—A Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance a Fund’s ability to manage liquidity risk and to meet shareholder redemption requests.
Accordingly, a Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or
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may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowing and to sell (within three days) sufficient portfolio holdings or restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Funds’ policies.
The Funds have established a line of credit with certain banks from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that adversely affect the Fund's performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund's remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”)—A CDO is a structured finance security whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying securities, as well as the risks associated with the collateral (if any) backing such underlying securities. Multiple classes of securities (“tranches”) are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to CLOs, certain mortgage-related securities and asset-backed securities. The value of a CDO security may be affected by, among other things, changes in the market’s perception of the credit risk associated with the assets held by the related CDO issuer.
Certain Funds may invest in CLOs, which are another type of asset-backed security. A CLO is a special purpose entity that issues securities collateralized by a pool of primarily commercial loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more tranches that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most subordinated tranche (often referred to as the “equity” of the CLO) has the highest potential yield but also has the greatest risk relative to other tranches, as defaults on the underlying loans are borne by first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and other more junior tranches, more senior tranches can experience
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substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. Additionally, the market value of CLO securities can decrease because of, among other things, defaults on the CLO’s underlying assets, and market anticipation of defaults or aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be classified as illiquid investments; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Additionally, CLOs normally charge management fees and administrative expenses, which are in addition to those of the Funds.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks which include, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the underlying assets may experience defaults; (iii) the value or quality of the underlying assets may decline and the CLO may sell such assets at a loss; (iv) the CLO itself may experience an event of default, which could result in an acceleration of debt and liquidation of its assets at a loss; (v) Funds may invest in CLO tranches that are subordinate to other tranches; and (vi) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the parties involved in the transaction and/or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLO securities may benefit from credit enhancement in the form of a senior-subordinate structure or over-collateralization, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral or other adverse events. Additionally, certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Collectibles—The Limited Duration Fund and Macro Opportunities Fund may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Limited Duration Fund and Macro Opportunities Fund do not currently intend to invest more than 5% of their total assets in collectibles and would only do so in conformity with applicable laws and after consideration of tax consequences.
Commercial Paper—Each Fund may invest in commercial paper. A Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks. A Fund may also invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper, which is a type of securitized commercial paper that is often used to finance purchases of assets (such as pools of trade receivables, car loans and leases, and credit card receivables) by special purpose vehicles. Asset-backed commercial paper may be rated by one or more credit rating agencies and some asset-backed commercial paper programs are supported by liquidity or similar back-up facilities. Investment in asset-backed commercial paper is subject to the risk that proceeds from the projected cash flows of the underlying assets are insufficient or unavailable to repay the commercial paper timely or at all. Asset-backed commercial paper is also subject to risks associated with the underlying assets and asset-backed securities generally as well as those associated with commercial paper. A Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
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Commodities—The Macro Opportunities Fund may invest in commodities. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals (such as gold or silver). The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, global public health pandemics, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
In addition, the Fund may purchase or sell (write) put or call options (including those traded OTC) on precious metals (such as gold or silver) and engage in forward contracts on precious metals, which in each case may involve physical delivery of the underlying precious metal. The risks associated with these transactions include the risks of investing in commodities as described above as well as the risks associated with options and forwards described below. In addition, to the extent such options or contracts are settled on a physical basis, the Fund may need to maintain an amount of liquid assets equal to the notional value of the option or contract.
Commodity-Linked Investments Risk—In order to gain exposure to the commodities markets, the Macro Opportunities Fund may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities noted above. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Legal and regulatory changes also can affect the value of these investments. They can also generate tax risks.
Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
Covenant-Lite Obligations—Certain Funds invest in or are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may also obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants,
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which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Credit Derivative Transactions—Certain Funds may engage in credit derivative transactions. Credit default derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.
A Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after a default, have lost some, most, or all of its value.
A Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk.
Cyber Security, Market Disruptions and Operational Risk—Like other funds and other parts of the modern economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/
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environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.
A cyber or other operational incident could adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality of the Fund, its service providers or those of shareholders, impacting a Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Investment Manager) to invest or manage the Fund’s assets.
Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.
The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.
The Funds and their service providers, as well as exchanges and market participants through or with which the Funds or shareholders trade or invest and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors
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caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.
Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks. In addition, work-from-home arrangements by the Funds or an Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or an Investment Manager (or their service providers) susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Each Fund may invest in debt obligations with different priority of payment, such as senior (or preferred) and subordinated debt obligations, consistent with the Fund’s investment objectives. Despite the protection from subordinated debt obligations, senior debt obligations can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate debt obligations, and market anticipation of defaults. Additionally, senior debt obligations are also subject to the risk that a court could subordinate a senior debt obligation or take other action detrimental to the holders of senior debt obligations.
Environmental, Social and Governance—The Investment Managers believe that Environmental, Social, and Governance (“ESG”) criteria can meaningfully influence investment outcomes, and that careful analysis of ESG criteria is an important component in evaluating the risks associated with some of their investment strategies, and notably the Funds’ actively managed fixed income strategies. For this reason, the consideration of ESG criteria is an important component of the Investment Managers’ investment philosophy and process for these Funds. Evaluating ESG criteria may lead to actions, including steering capital away from or towards companies in consideration of their ESG characteristics. Consideration of ESG criteria could also include strategically seeking investment opportunities that generate long-term value, are sustainable in nature, or advance innovative solutions to achieve positive, scalable change for society and the environment. However, the Investment Managers also acknowledge that ESG criteria deserve careful ongoing consideration and evaluation, and as such the Investment Managers are committed to the further development of ESG criteria as well as the process and implementation of these criteria. Over time, the Investment Managers expect that they will be increasingly positioned to fully integrate, these elements into their investment policies for the Funds’ actively managed fixed income strategies.
The development of these standards is evolving over time and requires consideration on how best to evaluate the consequences of the deployed capital to support not just the implementation of robust ESG standards but also to support, encourage, and assist with the transition to a more responsible outcome by those benefiting from capital investment.
In situations where the Investment Managers believe that ESG criteria may have a material impact on an investment’s return or issuer’s financial performance, within certain of the fixed income strategies and across certain core investment asset classes that it invests in on behalf of a Fund as its ESG criteria develops, it will seek to weigh these criteria alongside traditional factors in making investment decisions. ESG risk is treated in the Investment Managers’ process like other risks (e.g., financial, covenant, interest rate, and liquidity) in that it allows the Investment Managers to more comprehensively assess the credit quality of a given investment and weigh this against its return
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potential and long-term impact. However, for various reasons, including but not limited to: (i) availability and quality of information on an issuer; (ii) accelerated timeframe to make an investment decision; (iii) an internal recommendation against an investment opportunity for compelling reasons unrelated to ESG considerations; (iv) where the investment proposed is in an issuer of securities already held by a Fund; or (v) where ESG criteria is not expected to have a material impact on an investment’s return or an issuer’s financial performance, a review of ESG criteria will not be performed for some investments or issuers and ESG criteria will not be considered for such issuers and investments. Such investments could still be acquired by the Investment Managers for a Fund. Core investment asset classes include fixed-income sectors such as corporate credit, structured credit, municipals, agency MBS, sovereigns, agency securities, infrastructure and project finance, and real estate finance. Assets that currently are not in scope for the evaluation of ESG criteria include, but are not limited to: derivative instruments, foreign exchange, repurchase/reverse repurchase agreements, fund-of-funds, and money market and other similar cash management vehicles. The implementation of ESG considerations for equities has not yet been formalized other than with respect to accounts that are managed according to an ESG mandate.
The Investment Managers will seek to manage assets in a way that avoids mechanistic responses to individual ESG criteria in favor of more balanced assessments incorporating the full fundamental picture and relative value considerations. Accordingly, ESG criteria and risks will not be treated as more significant or determinative than other investment risks. As part of the ESG integration process, certain fixed income research teams will document the evaluation of ESG criteria with respect to a prospective investment through assignment of an ESG rating, which will be largely based on a third-party vendor’s ESG rating, when available and unless a review of ESG criteria is not performed as discussed in the immediately preceding paragraph. In some circumstances applicable regulations can cause the Investment Managers to restrict specific investments based on particular ESG criteria. In certain circumstances in the future, the Investment Managers may implement restrictions or prohibitions on investments within certain industries which could be based on particular ESG criteria or other relevant factors. Those restrictions or prohibitions will be subject to change over time. As a result, the Funds may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.
GPIM is a signatory to the United Nations backed Principles for Responsible Investment (“PRI”). The six PRI, are a voluntary and aspirational set of investment principles that offer a menu of possible actions for incorporating ESG issues into investment practice. The PRI were developed by an international group of institutional investors reflecting the increasing relevance of ESG issues to investment practices. In becoming a signatory to the PRI, GPIM seeks to adopt and implement the six principles, where consistent with its fiduciary duties to its clients. The PRI do not require the application of any specific ESG criteria or risk factors and neither the PRI or GPIM’s ESG policies require the exclusion of a particular industry, issuer or asset type. However, the application of the PRI or GPIM’s ESG policies may result in the exclusion of certain industries, issuers or asset types, which could have an adverse effect on performance.
Notwithstanding the above, the ability for the Investment Managers to identify and evaluate ESG criteria and risks is limited to the availability and quality of information on an asset or issuer. The assessments of such ESG criteria are also subjective by nature and subject to change. The Investment Managers reserve the right to change without notice their ESG assessment of an asset or issuer or the type of information that the Investment Managers use. There is no guarantee that the ESG criteria utilized, or judgment exercised, by the Investment Managers will reflect the beliefs or values of any one particular investor or other constituent; nor, will it necessarily result in enhanced performance of any asset or any portfolio. In many cases, the Investment Managers use data and insights from third-party research to provide additional input in the analysis of ESG-related criteria within a Fund’s portfolio holdings and the broader market. Third-party research and ratings are considered as a significant, and in some cases the primary, input within the ESG due diligence process, when available. However, third-party research is not determinative of ESG rating or investment decisions. Third-party information and data may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Investment Managers could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. The Investment Managers reserve the right to select a preferred vendor for ESG data and ratings, if the Investment Managers determine that such vendor’s methodology and universe are in alignment with their research needs. The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from the Funds’ portfolios, which could have an adverse effect on the performance of the portfolios.
Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and may be obtained through, among other things, an initial public offering (“IPO”). Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall
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as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
An IPO is a company’s first offering of stock to the public, typically to raise additional capital. A Fund’s investment in securities offered through IPOs may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. Currently, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim Alpha Opportunity Fund may invest in IPOs from time to time. IPO securities are subject to many of the same risks as investing in companies with smaller market capitalizations. A Fund’s investments in IPOs may make it subject to more erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs, which decrease the value of investments and may result in additional taxable gains for a Fund and adversely affect a Fund’s performance. A Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.
A Fund may also invest in warrants and rights with respect to equity securities. Warrants entitle the holder to buy equity securities (notably, common stock) from the issuer of the warrant at a specific price for a specific period of time. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, potentially more susceptible to sharp declines in value than the underlying security. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price and rights and warrants will expire if not exercised on or prior to the expiration date.
Equity-Linked Securities—The Funds may invest in equity-linked securities which are primarily used as an alternative means to access the securities markets of emerging market countries more efficiently and effectively. Equity-linked securities may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. A Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, while the Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Foreign Investment Risks—Investment in foreign securities involves risks and considerations in addition to the risks inherent in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are these issuers usually subject to the
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SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets typically have substantially less volume than U.S. securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable U.S. companies. Various trading risks are greater for foreign securities because foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. A Fund’s income and gains from foreign investments may be subject to non-U.S. withholding or other taxes, thereby reducing the Fund’s income and gains on such investments. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation or other adverse governmental action, limitations on the removal of funds or other assets of the Fund, political or social instability, diplomatic and other developments that could affect the investments of the Fund in those countries, including the imposition of economic sanctions. Moreover, individual foreign economies differ from the U.S. economy in such respects, among others, as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.
Below is a more detailed summary of certain key risks associated with foreign investments and investments in certain foreign countries. Although a specific country or region may not be discussed below, a Fund may invest in or otherwise have exposure to such country or companies organized or operating in such country.
Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices may be more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to commissions or other fees that generally are higher than negotiated commissions or other fees on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions, such as delays in settlement that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon, or cause other portfolio management or trading challenges. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In addition, foreign securities may be subject to certain trading blockages that may prevent a Fund from trading in a foreign issuer’s securities a period of time.
Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, a Fund’s investments in Australian issuers-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Asian nations and other regions or specific countries may affect the value of a Fund’s investments in Australian issuers. Australia is also prone to natural disasters such as floods, droughts and fires, and a Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Brady Bonds. The Funds may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.
U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
Canada. Investments in Canadian companies, or companies with significant operations in Canada, are subject to the risks associated with the Canadian economy and financial markets, in particular, adverse developments in international trade agreements and fluctuations in prices of certain commodities. The economic and financial
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integration of the United States, Canada, and Mexico through trade agreements has made, and will likely continue to make, the Canadian economy and financial market more sensitive to North American trade patterns and economic developments. As a result, the Canadian economy and financial markets are significantly impacted by economic, financial and other developments affecting the United States, which is Canada’s largest trading partner and foreign investor, and the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and Mexico and, for certain trade agreements, European Union countries and China. Further, a reduction in spending on Canadian products and services or the withdrawal from, or renegotiation of, key trade agreements would likely adversely impact the Canadian economy or investments in Canadian companies. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and, as a result, the Canadian economy and financial markets are particularly susceptible to fluctuations in certain commodity markets, such as natural resources (e.g., forest products), both domestically and internationally.
Costs. Certain expenses of a Fund’s investments in foreign securities are typically greater than those of funds investing in solely domestic securities because, among other things, such Funds may pay a higher overall cost to maintain the custody of foreign securities.
Currency Fluctuations. Because certain Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers that are denominated (or pay dividends) in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. In addition, derivative instruments that provide exposure to foreign currencies may also be adversely affected in these circumstances.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the global economy. In addition, currency rates may fluctuate significantly over short periods of time for a number of reasons, including: changes in interest rates, sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; global or regional political, economic or financial events and situations; and the imposition of currency controls or tax developments in the United States or abroad. Foreign governments may from time to time take actions with respect to their currencies that could significantly affect the value of a Fund’s investments denominated in such currencies or the liquidity of such investments.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and will bear the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Eastern Europe. Social, political (including geopolitical), economic and other developments in Eastern Europe and Russia could have long-term potential consequences for investments in this region. Because of the global sanctions on Russia due to the ongoing Russia-Ukraine conflict, investments in Russia are prohibited or extremely restricted. Investment in the countries of Eastern Europe is highly speculative. Political and economic reforms have not yet established a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience trading securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition that does not recognize private property rights. In addition, these countries may have national policies that restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from the 1940 Act may be required. In February 2022, Russia
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launched a large-scale invasion of Ukraine. The extent and duration of this military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other countries have imposed significant sanctions against Russia and could impose additional sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia.
Emerging Markets. Certain Funds may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated from time to time based on geopolitical conditions and include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default. These risks are heightened for investments in frontier markets.
Each Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, each Fund’s Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.
Member States face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency; the absence of exchange rate flexibility; and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. These types of challenges may affect the value of a Fund’s investments.
In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Fund’s investments. Investing in euro-denominated securities or securities denominated in other European currencies entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any change in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.
A Fund’s Europe-linked investments are subject to considerable uncertainty and risk. In recent years, many European countries and banking and financial sectors have experienced significant financial and economic challenges. In addition, some European countries, including Greece, Ireland, Italy, Portugal and Spain, in which a
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Fund may invest, may be dependent on assistance from other governments or international organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause an economic downturn and affect the value of a Fund’s investments.
Certain European countries have experienced significant governmental debt levels and, for some countries, the ability to repay their debt may be in question, and the possibility of default may be heightened, any of which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the risk of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.
Significant risks, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU continue to present economic and financial challenges in Europe. These countries will likely need to make further economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives intended to strengthen regulation and supervision of financial markets in the EU have been instituted, greater regulation may occur.
The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting a Fund’s investments to additional risks.
A Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.
Brexit—The United Kingdom ceased to be a member of the EU on January 31, 2020 (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Funds’ investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.
Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required
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governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of a Fund.
Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally subject to less stringent and uniform accounting, auditing and financial reporting standards, practices and requirements than those applicable to U.S. companies. Therefore, financial information and related audits can be unreliable and not subject to verification. Also, auditing firms in some foreign countries are not subject to independent inspection or oversight of audit quality. In addition, foreign investments are subject to various operational and settlement risks, including failures or defects of the settlement system, improper recordkeeping, and other issues that may adversely affect a Fund’s investments. Foreign companies and financial markets may also be subject to government involvement and control, which may adversely affect a Fund’s investments.
Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions may at times limit or preclude investment in certain countries and may increase the costs and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries, such as requirements for prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may make investing in these countries less desirable or undesirable.
Japan. Though Japan is one of the world’s largest economic powers, a Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of a Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and a Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.
Market Characteristics. Foreign securities may be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States, and foreign stock markets usually have substantially less volume than U.S. markets. As a result, a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable domestic securities, and such levels may not be sustainable. Commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. As a result, foreign securities markets may be more susceptible to market manipulation. Moreover, securities trading practices in foreign countries may offer fewer protections for investors such as the Funds and the settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States or less frequent settlement than in the United States. In addition, it is generally more difficult to obtain and enforce legal judgments against foreign issuers than against domestic issuers.
Mezzanine Securities. A Fund may invest in mezzanine securities, which generally are rated below investment grade (or unrated) and are subject to similar risks as high yield securities and loans (as described above). Mezzanine securities are typically subject to additional risks because they often are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. As a result, these investments more prone to risks such as the cash flow of the borrower and/or any assets securing the loan being insufficient to repay the scheduled payments after giving effect to any senior obligations of the borrower. If the borrower is unable to meet its obligations, the Fund’s investment in the securities would likely be adversely affected. In addition, these investments are commonly classified as illiquid investments and may rely more heavily on an Investment Manager’s analysis of credit and other risks than certain other types of debt investments.
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Natural Disasters. Natural disasters, public health emergencies (including pandemics and epidemics) and other global events of force majeure can negatively affect the Funds’ investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Fund invests.
Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Foreign securities held by the Funds in many cases will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to accurately reflect the financial situation of the issuer, the Investment Manager will take steps it deems appropriate to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management, and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
Non-U.S. Withholding Taxes. A Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains on such investments.
Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, international trade patterns, imposition or modification of foreign currency or foreign investment controls, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic or other developments, conditions or events (such as civil unrest, hostile relations, military conflicts, war and terrorism) that could affect investments in those countries.
Political, Economic and Other Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, geopolitical and economic instability of certain countries and the risks of military and other conflicts, expropriation, nationalization, seizure, confiscation of companies or assets, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, seizure, nationalization or other confiscation by any country, a Fund could lose its entire investment in the country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
As a result of any investments in non-U.S. companies, a Fund would be subject to the political and economic risks associated with investments in emerging markets. Changes in the leadership or policies of the governments of emerging market countries or in the leadership or policies of any other government that exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities that may currently exist.
Upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property represented by the securities purchased by a Fund. The claims of property owners against those governments were never settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, seized or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion or all of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
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Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments (such as is currently the case against Russia), or from problems in share registration, settlement or custody, may result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to accurately predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity, valuation and performance.
China. To the extent a Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record to include China’s treatment of some of its minorities, and competition between the United States and China. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. Events such as these and their consequences are difficult to predict and could have a negative impact on a Fund’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers. In addition, certain securities of such issuers are, or may in the future become restricted, and/or sanctioned by the U.S. government or other governments and a Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for investments in securities of Chinese or Chinese-related issuers.
Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into contracts with the Chinese operating company designed to provide economic exposure to the Chinese operating company. The offshore entity then issues exchange-traded shares (such as on the NYSE) that are sold to the public, including non-Chinese investors (such as the Funds). Shares of the offshore entity are not equity ownership interests in the Chinese operating company. The ability of the offshore entity to control the activities at the Chinese operating company are limited and the Chinese operating company may engage in activities that negatively impact investment value. Investments through these structures are subject to risks in addition to those generally associated with investments in China, such as breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended. In addition, these investments are also subject to the risk of inconsistent and unpredictable application of Chinese law, loss of control over the Chinese operating company and that the equity owners of the Chinese operating company may have interests conflicting with those of the non-Chinese investors. There is also uncertainty related to the Chinese taxation of VIEs and
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the Chinese tax authorities may take positions that result in increased tax liabilities. Thus, there are risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect these structures. If any of the foregoing (or similar) risks materialize, the value and liquidity of these investments could be significantly adversely affected and cause significant losses with no recourse available.
Singapore and Hong Kong. Although the economies of Singapore and Hong Kong have experienced growth and development, they were in the past, and may in the future be, subject to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Japan, China, and certain European countries may also affect the value of a Fund’s investments. During recent periods, the region’s exports and foreign investments experienced significant difficulties. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between China and Hong Kong may present a risk to a Fund’s investment in Hong Kong.
Sovereign and Supranational Obligations. Certain Funds may invest in sovereign debt securities, which are debt securities issued or guaranteed by foreign governmental entities, such as foreign government debt or foreign treasury bills. Investments in sovereign debt securities involve special risks in addition to those risks usually associated with investments in debt securities, including risks associated with economic or political uncertainty and the risk that the governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due. Certain Funds may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, a Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.
Sovereign debt instruments in which the Funds invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s and S&P. Some governmental entities depend on disbursements from foreign governments, multilateral agencies, and international organizations to reduce principal and interest arrearages on their debt obligations. The commitment on the part of these governments, agencies, and others to make such disbursements are often conditioned on a governmental entity’s implementation of economic or other reforms and/or economic performance and the timely service of the governmental entity’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of the commitments to lend funds or other aid to the governmental entity, which may further impair the governmental entity’s ability or willingness to service its debts in a timely manner. Some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt obligations and have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, which may result in costs to the holders of the sovereign debt. Consequently, a government obligor may default on its obligations and/or the values of its obligations may decline significantly, which would adversely affect a Fund’s investments.
Futures, Options and Other Derivative Transactions—
Futures and Options on Futures. A Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
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An option on a futures contract gives the purchaser the right, but not the obligation, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on national futures exchanges regulated by the CFTC, which reduces the risk that a Fund will be unable to close out a futures contract or option on a futures contract. To the extent a Fund, other than Alpha Opportunity Fund, Macro Opportunities Fund, StylePlus-Large Core Fund and StylePlus-Mid Growth Fund, uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.
Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of an Investment Manager (or Sub-Adviser, if applicable) to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. In addition, the Macro Opportunities Fund may also purchase or sell (write) put or call options (including those traded OTC) on precious metals (such as gold or silver), as described above. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Funds’ securities or by a decrease in the cost of acquisition of securities by the Fund.
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A Fund may write call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When a Fund writes such an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised and requires physical delivery, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised and requires physical delivery, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The Macro Opportunities Fund may also engage in long and short “straddles” and “strangles,” which each consist of a combination of both a put option and a call option purchased or written on the same underlying security, instrument or other asset. A straddle represents a put and call purchased or written on same underlying with the same exercise or strike price. In comparison, a strangle represents the same trade (i.e., a put and call purchased or written on same underlying) with a different exercise or strike price. Additionally, the Macro Opportunities Fund may engage in swaptions, which give the buyer the right but not the obligation to enter into an underlying swap agreement. The Fund's use of swaptions is generally subject to the same risks associated with OTC options described above.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Forwards. A Fund may engage in forward contracts, including non-deliverable forwards. Non-deliverable forwards are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. A Fund typically will use non-deliverable forwards for hedging purposes, but may also use such instruments to increase income or investment gains. The use of forwards for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in the transactions discussed above. See “Legislation and Regulation Risk related to Derivatives and Certain Other Instruments” below.
Growth Stocks—Growth stocks generally are priced higher than non-growth stocks in relation to the issuer’s earnings and other measures because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize the anticipated growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer.
Guaranteed Investment Contracts (“GICs”)—Certain Funds may invest in GICs. When investing in GICs, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a
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GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.
Hybrid Instruments—Certain Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Funds to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Funds.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Credit-Linked Notes. Each Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds its exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
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Each Fund may also invest in credit-linked notes and credit risk transfer securities (which may be referred to as structured agency credit risk debt instruments) issued by government sponsored enterprises or related organizations, such as Fannie Mae and Freddie Mac, or a special purpose vehicle sponsored by these enterprises or organizations. Investments in these instruments are subject to the types of risks associated with mortgage and other asset-backed securities, and may be particularly sensitive to these risks as a result of the tranche of notes in which a Fund invests. In addition, these investments are unsecured and non-guaranteed notes whose principal payments are determined by the delinquency and principal payment performance of a reference pool, typically consisting of recently acquired single-family mortgages from a specified period, and are not backstopped by the federal government or obligations of the government sponsored enterprise. Where a special purpose vehicle issues the credit-linked note, it may enter into a credit default swap or similar instrument with the related government sponsored enterprise. Such a swap is subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Structured Notes. Certain Funds are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps, a Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur wherein the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. Other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Inflation-Protected Securities—Certain Funds may invest in inflation-protected securities (also called “inflation-indexed” or “inflation-linked” securities). Inflation protected securities are income-generating instruments intended to provide protection against inflation (i.e., an increase in the price of goods and services and, in effect, a reduction in the value of money) by, for example, paying an interest rate applied to inflation-adjusted principal. The interest and principal payments for these instruments are periodically adjusted for inflation (i.e., with inflation, the principal increases, and with deflation, it decreases). Inflation-linked securities are issued by governments, including foreign governments, their agencies or instrumentalities and corporations. For example, TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”), and the interest rate is applied to such principal. Thus, the interest stream on a TIPS should rise as long as inflation continues to rise. When a TIPS matures, the investor is paid the adjusted principal or original principal, whichever is greater. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon. There can be no assurance that the CPI or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Funds will be subject to deflation risk with
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respect to its investments in these securities. Additionally, the current market value of the securities is not guaranteed and will fluctuate. A Fund also may invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.
Investment in the Subsidiary—The Macro Opportunities Fund may invest a portion of its total assets in the Subsidiary. The Subsidiary may invest in commodity and financial futures, options, forward contracts, and swap contracts, fixed-income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions or investments that create tax concerns if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, but is subject to certain of the investor protections of the 1940 Act, as noted in this SAI. As a result, the Macro Opportunities Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Although the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. Unless otherwise stated in the Prospectus or SAI, the Investment Manager will be subject to the same fundamental policies, investment restrictions, compliance policies and procedures when investing through the Subsidiary, as investing through the Fund. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
In order to qualify for favorable tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income.
The Treasury Department issued regulations that generally would treat the Fund's income inclusion with respect to the Subsidiary as qualifying income if there is a distribution in the same taxable year out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.
Investments by Investing Funds and Other Large Shareholders—Shares of a Fund are offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. A Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
A Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. A Fund’s performance may also be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
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Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are continuously changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Funds, their investment strategies and performance is difficult to predict.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Investment Managers must consider the effect of these limits in managing the Funds. In addition, the CFTC has position limits rules that establish certain limits for specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent. These position limits may adversely affect market liquidity of the futures, options and economically equivalent derivatives in which a Fund may enter. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations may adversely affect the operations and performance of a Fund.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. When a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Funds’ asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for Funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Funds’ potential securities lending activities. In addition, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant categories of transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the performance of the Fund.
These and other regulatory changes may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect the performance of the Fund.
Except with respect to the Alpha Opportunity Fund, Macro Opportunities Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund, the Investment Manager, on behalf of each Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”)
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under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), with respect to each Fund’s operation. Accordingly, each Fund for which a notice has been filed and Security Investors or GPIM with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund or its Investment Manager may incur additional expenses.

Additionally, the Investment Manager is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to the Alpha Opportunity Fund, Macro Opportunities Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund. The CFTC adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to these Funds as a result of the Investment Manager's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Investment Manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Investment Managers as the Funds’ CPOs, the Investment Manager's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the its CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Funds, their investment strategies or Prospectus or the SAI.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Investment Managers will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Lending of Portfolio Securities—For the purpose of realizing additional income, certain of the Funds may make secured loans of Fund securities. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral (or combination thereof) as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss, which depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
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Leverage—Certain Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.
Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies. A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in certain transactions that create leverage. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Reference Rates and LIBOR Replacement—The London Interbank Offered Rate (“LIBOR”) was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased.
Various financial industry groups have been planning for the LIBOR transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments, or other reference rates based on SOFR). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that contracts based on such new and developing alternative reference rates will have the same volume or liquidity as did LIBOR-based contracts. These relatively new and developing rates may also behave differently than LIBOR would have or may not match the reference rate applicable to the underlying assets related to these investments. Investments in structured finance investments, loans, debt instruments or other investments tied to reference rates are also subject to operational risk associated with the alternative reference rate, such as errors in the input data or in the calculation of reference rates.
Any of the foregoing developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund’s investments. As a result of the uncertainty and developments relating to the transition process and these relatively new and developing rates replacing LIBOR, performance, price volatility, liquidity and value of a Fund and its assets may be adversely affected.
Liquidity and Valuation—Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in OTC markets, may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances, legal or regulatory changes or other governmental policies, or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as a Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of a Fund because it may be unable to sell such investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the investments, sell other investments or forgo another more attractive investment opportunity. Subject to its investment strategies, a significant portion of a Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. However, liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.
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Pursuant to Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under Rule 22e-4, investments that a Fund reasonably expects can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment are not considered “illiquid” investments for purposes of this limitation on illiquid investments, even if the sale or disposition is reasonably expected to settle in more than seven calendar days. As required by the Liquidity Rule, the Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the Fund’s “liquidity risk” (defined in the Liquidity Rule as the risk that a Fund could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds). Consistent with the Liquidity Rule, among other things, the Liquidity Program provides for classification of each portfolio investment of a Fund into one of four liquidity categories (including “illiquid investments,” discussed above). These liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program. Liquidity classifications under the Liquidity Program also reflect consideration of whether trading varying portions of a position, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect the position’s liquidity, and if so, that fact is taken into account when classifying the investment’s liquidity.
In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under the Liquidity Rule. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Funds may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Funds invest in such loans, they may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid investments but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as described above) may be classified as illiquid investments, depending upon the assessment of relevant market, trading and investment-specific considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.
At times, market quotations may not be readily available and the Funds may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for a Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded, including under current conditions, or valued using a fair value methodology or information provided by third-party pricing services. Thus, a Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.
The SEC has proposed amendments to its rule regarding investments in illiquid investments by registered investment companies such as a Fund. If the proposed amendments are adopted, the Fund’s operations and investment strategies may be adversely impacted.
Loans—A Fund may invest in loans directly or through participations or assignments. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. A Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien, subordinated or more junior loans
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(“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant-Lite Obligations” discussed above.
Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank or similar party. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, a Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. Because the agent is acting on behalf of multiple lenders in the syndicate, a Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent following an instruction from other creditors holding interests in the same loan.
Participation interests are interests issued by a lender, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously owned by a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders as if it was a direct lender. If a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, a Fund can be subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent and any lenders and participants interposed between the Fund and a borrower.
Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.
Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.
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In addition, the resale, or secondary, market for loans is limited and it may become more limited or more difficult to access and such changes may be sudden or unpredictable. For example, there is no organized exchange or board of trade on which loans are traded, and loans often trade in large denominations (typically $1 million and higher) and trades can be infrequent. As a result, a Fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan, usually until the loan is assigned (“elevated”) to the buyer. In that case, the Fund would remain subject to certain obligations, which may result in expenses for the Fund and certain additional risks. A Fund may also seek to dispose of loans by engaging in transactions in alternative trading venues (such as dark pools) or accessing other available channels. There is no guarantee that such alternatives will be available at any time for a particular loan investment. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and a Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund.
A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.
In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A Fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Related legal fees may also be borne by the Fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
Should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, a Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower, assignor or seller of participations.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.
A Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to a Fund’s ability to enforce the terms of certain bank-originated loans that the Fund may purchase. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located. Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks. If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent a Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. A Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.
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In addition, the Funds may have arrangements with loan, administrative and similar agents under which they provide recordkeeping or other services (such as interest payment services) with respect to loan positions and loan documentation. These services may be subject to risks of, among other things, fraud, computational errors, cyber-attacks, delays, or if these agents become subject to a bankruptcy or insolvency proceeding. The Funds are also subject to the risk of loss caused by inadequate procedures and controls, human error and system failures by these agents. All these risks may affect the Funds, the Funds’ investments and the Funds’ investment performance.
Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, a Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.
Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority and priority with respect to an exercise of remedies. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior secured loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, including restrictions that are more burdensome than transfer restrictions that apply to non-revolving loans, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans are usually secured by liens on the assets of the borrower. Their seniority can vary.
Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments and typically a Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.
Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness
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may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Management—The Funds are subject to management risk because they are actively managed investment portfolios. The Investment Managers (or Sub-Adviser, if applicable) and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active and frequent trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Managers and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objectives.
Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of investments or matured, traded or called debt securities. For example, during periods of declining interest rates, an issuer of debt securities held by a Fund may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.
Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Funds may invest in any level of the capital structure of MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or asset-backed securities (“Re-REMICS”).
Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility. A decline of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal and interest payments to MBS holders.
MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage. The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, government mandated closures of retail spaces (such as the closures during the recent public health situation), increases in interest rates, real estate tax rates and other operating expenses, changes in
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governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market has in the past experienced, and, may in the future experience, substantially lower valuations. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.
A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and thus, may be retired earlier than scheduled. CMOs are also subject to cash flow uncertainty and price volatility.
Certain Funds may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (“IO”) and “principal-only” (“PO”) bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates and, as a result, these may be leveraged and cause increased volatility and interest rate sensitivity. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. A Funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments and the secondary market for these instruments may be limited and volatile. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that a Fund’s investment in CMOs, IOs, or POs will be successful, and a Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.
CMOs may be issued in a variety of classes, and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are
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designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.
Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and a Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if a Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans originated under weak underwriting standards, including those made to borrowers with lower credit ratings and/or a shorter credit history, and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent a Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments. The value of MBS backed by subprime loans have in the past declined, and may in the future decline, significantly during market downturns.
Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
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The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that a Fund’s investment in MBS will be successful, and the Fund’s total return could be adversely affected as a result.
Municipal Bond Insurance—A Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
A Fund’s Investment Manager (or Sub-Adviser, if applicable) may decide to retain an insured Municipal Bond that is in default, or, in the view of the Investment Manager (or Sub-Adviser, if applicable), in significant risk of default. While a Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Securities—
General Risks. A Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Municipal Bonds in which a Fund invests may include those backed by state taxes and essential service revenues as well as health care and higher education issuers, among others, or be supported by dedicated revenue streams and/or statutory liens.
A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if an Investment Manager (or Sub-Adviser, if applicable) believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Fund’s investment objective and policies.
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The value of Municipal Bonds may also be affected by uncertainties with respect to the taxation of Municipal Bonds as a result of legislative or other changes. Neither a Fund nor an Investment Manager (or Sub-Adviser, if applicable) can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the IRS will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Fund’s holdings would be affected, and the investment objectives and policies of a Fund would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
Issuers of Municipal Bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption, extreme weather conditions, natural or man-made disasters, or public health conditions. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers. For example, the recent economic and public health situation has significantly stressed the financial resources of many municipal issuers, which at times impaired their ability to meet their financial obligations when due and adversely impacted the value of their Municipal Bonds. In addition, preventative or protective actions that governments took in response to these types of conditions have in the past, and may in the future, result in periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets as well as various municipal or similar projects and could affect the value of Municipal Bonds held by a Fund.
Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and a Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.
Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect a Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states
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or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.
From time to time, the Municipal Income Fund may invest a substantial amount of its assets in municipal securities issued by or on behalf of a particular municipality. As a result, the Fund would be more exposed to risks affecting these issuers than a municipal securities fund that invests more widely. The Investment Manager’s allocation of the Fund’s assets among the issuers of municipal securities (and associated municipalities) may vary significantly from time to time. Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period. Certain of the issuers in which a Fund may invest have in the past experienced, or may in the future experience, significant financial difficulties.
When the Municipal Income Fund invests a substantial amount of its assets in municipal securities issued in specific states, such as in California and Texas, its performance will be particularly susceptible to the ability of the issuers of that state to continue to make principal and interest payments on their securities, which, in turn, depends on economic and other conditions within each state. Many complex factors may influence California’s economy and finances, including, but not limited to: (i) the performance of the high technology, trade, manufacturing, entertainment, government, agriculture, tourism, construction, and services industries; (ii) developments in the national and California economies; (iii) the collection of revenues above or below projections; (iv) a delay in, or an inability of, California to implement budget solutions as a result of, among other things, costs deferred in prior years to balance budgets or costs related to current or future litigation; (v) an inability to implement expenditure reductions; (vi) natural disasters, such as wildfires, droughts, earthquakes, flood and changing climate; (vii) actions performed by the federal government, including, but not limited to, disallowances, audits, and changes in aid levels; and (viii) the high level of unfunded pensions and other debt obligations. Additionally, Texas's economy and finances may be affected by a variety of factors, including, but not limited to: (i) the performance of the oil and gas industry, including drilling production, refining, chemical and energy-related manufacturing, the high technology manufacturing industry, including manufacturing of computers, electronics, and telecommunications equipment, and international trade; and (ii) developments in the national and Texas economies.
These or other adverse changes or developments may cause unanticipated adverse results on the fiscal and economic status of California or Texas or municipal issuers in any of these states. Any such change(s) may adversely impact cash flows, expenditures, or revenues of California or Texas municipal issuers, or otherwise negatively impact the current or anticipated financial situation of California or Texas or their respective municipalities, which in turn could hurt the Fund’s performance.
Below are some of the additional risks of investments in particular segments of the Municipal Bonds market.
Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.
Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
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Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.
Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.
Similar Projects Risk. To the extent that a Fund is permitted to invest its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects.
Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and events and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.
Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.
Political Uncertainty Risk—Markets in which a Fund is invested or is exposed to may experience political uncertainty (e.g., Brexit) that subjects the Fund’s investments to heightened risks, even when made in established markets. These risks include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political instability (including the risk of war or natural disaster); increased risk of nationalization, greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls and limitations on repatriation of invested capital and on a clients’ ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance; and difficulties in obtaining and/or enforcing legal judgments.
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During times of political uncertainty, the securities, derivatives and currency markets may become volatile. There also may be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty, and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Markets experiencing political uncertainty may have substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may have negative effects on such countries’ economies and securities markets. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The disruption to markets caused by political uncertainty may adversely affect a Fund.
Preferred Securities—Certain Funds may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent such proceeds are available after paying any more senior creditors. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.
In selecting put bonds, an Investment Manager (or Sub-Adviser, if applicable) takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”
Qualified Financial Contracts—Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. Similar requirements may apply under the special resolution regime applicable to certain counterparties organized in other financial markets.
Quantitative Investing Risk—The Investment Managers  (or Sub-Adviser) may use quantitative models, algorithms, methods or other similar techniques or analytical tools (“quantitative tools”) in managing the Funds, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a
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security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any quantitative tools used by an Investment Manager  (or Sub-Adviser) will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.
There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.
A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding a quantitative tool’s output or operational complications relating to a quantitative tool.
Real Estate Securities—Certain Funds may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. The Market Neutral Real Estate Fund and the Risk Managed Real Estate Fund consider the "real estate industry" to be comprised of the real estate group of industries as classified by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme. The risks associated with direct ownership of real estate and the real estate industry include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; changes in interest rates; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Real estate-related investments that are concentrated in one geographic area, one property type or one particular industry are particularly subject to the risks affecting such areas, property types or industries.
REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
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In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs are also susceptible to the risks associated with the types of real estate securities they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
The value of REITs may be affected by the management skill and creditworthiness of the issuer, changes in interest rates and development or occupancy rates of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income but do qualify for a 20% deduction available for potential passthrough to Fund shareholders through 2025. REITs often do not provide complete tax information to the Fund until after the calendar yearend. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—Each of the Funds may enter into bi-lateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, a Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Funds’ investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, a Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. A Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Investment Manager  (or Sub-Adviser)  evaluates the creditworthiness of the counterparty. The Funds will not enter into repurchase agreements with the Investment Manager or their affiliates. Except as described elsewhere in this SAI and as provided under applicable law, a Fund may enter into repurchase agreements without limitation.
Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Funds’ Board of Trustees, or its delegate, has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. A Fund may accept collateral other than Qualifying Collateral determined by the Investment Manager  (or Sub-Adviser)  to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not
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deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, a Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. (See “Short Sales”). In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities or other assets retained in lieu of sale by a Fund may decline below the price of the securities or other assets the Fund has sold but is obligated to repurchase. In the event the buyer of securities or other assets under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities or other assets, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Each of the Funds may also enter into “dollar rolls,” in which a Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities or other assets on a specified future date. A Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities or other assets sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities or other assets during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security or other asset transferred or the securities or other assets in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities or other assets the Fund is required to deliver may decline below the agreed upon repurchase price of those securities or other assets. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities or other assets.
A Fund must comply with the SEC Rule 18f-4 when engaging in reverse repurchase agreements or dollar roll transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Restricted Securities—A Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act
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(“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A under the 1933 Act generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
A Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.
Risk-Linked Securities (“RLS”)—Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.
Risks Associated with Low-Rated and Comparable Unrated Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks than higher quality debt instruments, particularly the possibility of default or bankruptcy. Low-rated and comparable unrated securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, the performance of a Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Subject to its investment strategies, a significant portion of a Fund’s investments can be comprised of low-rated and comparable unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. A Fund may also purchase low-rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.
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The low-rated and comparable unrated securities market is still relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities, including possibly greater volatility than is experienced by other types of securities, and thus a Fund’s performance and a shareholder’s investment in the Fund may be adversely affected.
As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will a Fund’s NAV. If a Fund experiences unexpected net redemptions, particularly in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund and reduce the value of a shareholder’s investment in the Fund.
Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis of an Investment Manager (or Sub-Adviser, if applicable) than would be the case with investments in investment-grade debt securities. An Investment Manager (or Sub-Adviser, if applicable) employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Managers (or Sub-Adviser, if applicable) continually monitor the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.
A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of
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valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market. The High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws.
Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is difficult to determine the impact of legislative changes on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
Risks of Private Investments in Public Companies—The Funds may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.
Shares of Other Investment Vehicles—Each of the Funds may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”), such as actively-managed or index-based investments, and private or foreign investment funds. The Funds may also invest in investment vehicles that are not subject to regulation as registered investment companies, which may be classified as illiquid investments.
The investment companies in which the Fund invests may have adopted certain investment restrictions that are different than the Fund’s investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.
A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
A Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in business development companies (an underlying fund) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable
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conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).
The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of, among other things, transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent a Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees and expenses). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
A Fund may invest in other funds in the same “group of investment companies” as permitted under the 1940 Act and the rules thereunder. Funds in the same “group of investment companies” as the Funds are other Guggenheim open-end funds, Guggenheim closed-end funds and Rydex funds, each of which is advised by Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC, or GPIM, which are under common control.
Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, a Fund may maintain significant cash balances (including foreign currency balances). A Fund, particularly the Market Neutral Real Estate Fund, may also have cash balances for other reasons, including cash proceeds from the Fund’s short sales.
As disclosed in the Prospectuses, certain Funds may invest a substantial portion of their respective assets in certain Guggenheim short-term funds advised by GPIM, or an affiliate of GPIM, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. These Guggenheim short-term funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Accordingly, to the extent a Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.
These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Managers and their affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
Short Sales—Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made, and potentially via repurchase agreement) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
A Fund may make short sales that are not “against the box.” Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to
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decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager (or Sub-Adviser, if applicable) believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding, a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Short-Term Instruments—When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Managers (or Sub-Adviser, if applicable). Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or if unrated, deemed to be of equal quality by an Investment Manager (or Sub-Adviser, if applicable).
Special Purpose Acquisition Companies—A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering.
As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Please refer to the discussions of risks related to investments in “Equity Securities” for additional information concerning risks associated with IPOs.
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Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of the funds invested in the SPAC are returned to its shareholders unless shareholders approve alternative options. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for some interests in a SPAC, or only a thinly traded market, a Fund may not be able to sell its interest, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.
Spread Transactions—A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. Swaps are particularly subject to counterparty credit, correlation (imperfect correlations with underlying investments or a Fund’s other portfolio holdings), valuation, liquidity and leveraging risks and could result in substantial losses to a Fund and a shareholder’s investment in a Fund. A Fund may utilize swap agreements in an attempt to gain exposure to the securities or other assets in a market without actually purchasing those securities or other assets, or to hedge a position or to generate income. Swap agreements are contracts for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in an issuer, a “basket” of securities or other assets or ETFs. Forms of swap
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agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Certain interest rate swaps and forwards are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or other assets or ETFs. Generally, the seller of credit protection against an issuer or basket of securities or other assets receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation, or a cash-settlement payment. Any such physical or cash settlement may be effected through an auction settlement process, if agreed to by the parties when they enter the transaction. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations, or a cash-settlement payment. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. Certain credit default swap products are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.
Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities or other assets is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be classified as illiquid investments. A Fund would not enter into any swap agreement unless an Investment Manager (or Sub-Adviser, if applicable) believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities or other assets in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
A Fund may also enter into swaps on an index, including credit default index swaps (“CDX”), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (“CMBX”) is a type of CDX made up of tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit
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events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. Certain CDX are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions. Investments in CMBX are also subject to the risks associated with MBS, which are described above, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market but remains subject to significant risks. The Investment Managers (or Sub-Adviser, if applicable) are primarily responsible for determining and monitoring the liquidity of Fund transactions.
As noted above, certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps” (such as certain interest rate swaps and forwards and certain index credit default swaps). Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC, SEC and the prudential regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Investment Managers (or Sub-Adviser, if applicable) will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Regulatory changes and additional requirements may increase costs associated with derivatives transactions and may subject a Fund to additional administrative burdens, which may adversely affect Fund performance.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value.
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The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing. The impact of these changes on the Municipal Income Fund and its investment strategy is not yet fully ascertainable.
A Fund holding the second class of interests may be required to comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
U.S. Government Securities—Consistent with its investment objective and strategies, a Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), as amended, the U.S. Treasury has pledged to provide financial support to Fannie Mae or Freddie Mac in any quarter which the respective entity has a net worth deficit as defined in the respective SPA, as amended.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund to lose value.
Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules.
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Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the creditworthiness of the U.S. Government and the liquidity and/or market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities (including U.S. Treasury securities), including those held by a Fund, which could have a material negative impact on the Fund. These types of situations could result in higher interest rates, lower prices of U.S. Treasury and other U.S. government securities and could adversely affect a Fund’s investments, including in other types of debt instruments.
A Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—Certain Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate, such as SOFR or another rate based on SOFR) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. Such Funds can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Because of the interest rate adjustment feature, floating rate and variable securities provide a Fund with a certain degree of protection against interest rate increases, although floating rate and variable securities are subject to any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating rate and variable securities than on the market value of comparable fixed-income obligations. Thus, investing in floating rate and variable securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities, MBS, CMBS, collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager (or Sub-Adviser, if applicable) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund’s investment quality standards relating to investments in bank obligations. An Investment Manager (or Sub-Adviser, if applicable) will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Funds should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.
Variable and floating rate instruments may be classified as illiquid investments (e.g., when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days).
When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and
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forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if an Investment Manager (or Sub-Adviser, if applicable) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, FINRA rules include mandatory margin requirements that will require the Funds to post collateral in connection with certain of these transactions. There is no similar requirement applicable to the Funds’ counterparties. The required collateralization of these transactions could increase the cost of such transactions to the Funds and impose added operational complexity.
TBA Purchase Commitments. A Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. In addition, FINRA rules include mandatory margin requirements that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
Temporary Investments—Each Fund may, from time to time and in the discretion of its Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. Each Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks
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have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.
The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.
A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.
Investment Restrictions

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name subject to Rule 35d-1 under the 1940 Act, change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by that Fund’s name, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Fundamental Policies—The fundamental policies of each Fund are:
1.
Each Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
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2.
Each Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
3.
Each Fund, other than Market Neutral Real Estate Fund and Risk Managed Real Estate Fund, may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
4.
Market Neutral Real Estate Fund and Risk Managed Real Estate Fund each will “concentrate” its investments in the real estate industry. Market Neutral Real Estate Fund and Risk Managed Real Estate Fund each may not “concentrate” its investments in another industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
5.
Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
6.
Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
7.
Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
8.
Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
9.
Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
10.
Municipal Income Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.
For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, a Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.
For purposes of Fundamental Policy Three, a Fund (other than Market Neutral Real Estate Fund and Risk Managed Real Estate Fund) may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of Fundamental Policy Four, Market Neutral Real Estate Fund and Risk Managed Real Estate Fund
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each will "concentrate" its investments in a particular industry (i.e., invest more than 25% of its total assets in securities of issuers whose principal business activities are in the same industry). Industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to a Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Six, investors should note that as of the date of the Funds’ SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Eight, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
For purposes of Fundamental Policies Eight and Nine, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, a Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, a Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements).
Under current law as interpreted by the SEC and its staff, a Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund, in accordance with Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. A Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. SEC Rule 18f-4 governs the use of derivatives and other similar transactions by an investment company. Under Rule 18f-4, a Fund's trading of derivatives and other similar transactions that create future payment or delivery obligations is generally subject to value-at-risk leverage limits, derivatives risk management program and reporting requirements, unless the Fund satisfies a "limited derivatives users" exception that is included in the rule.
Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Funds is:
Liquidity The Funds may invest up to 15% of their net assets in illiquid investments that are assets, which are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For purposes of the Operating Policy directly above, under normal circumstances, a Fund will not hold more than 15% of its net assets in illiquid investments that are assets; however, if investments that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. This test does not require that the disposition of holdings “settle” within seven days, which means that the Fund could meet the liquidity test but be unable to obtain proceeds to pay redemption requests within seven days. In addition, in the event an instrument classified as illiquid that has no value under the Funds’ valuation policy and procedures and Investment Managers’ Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures is given a value under the procedures and, as a result, the Fund holds illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of
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illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. Funds with investments subject to liquidity risks tend to hold higher positions of uninvested cash or borrow to meet redemption requests, which hurts Fund performance.
Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their portfolio holdings and information derived from the portfolio holdings and prevent the selective disclosure of such non-public information. Accordingly, the Board has adopted formal procedures governing compliance with this policy, which are subject to periodic evaluation and review. Any violations of this policy are reported to the Board on a quarterly basis.
No non-public information concerning the portfolio holdings of any Fund or information derived from the Funds’ portfolio holdings may be disclosed to any unaffiliated third party, except when the Funds have a legitimate business purpose for doing so. Specifically, portfolio holdings information may only be made available to third parties if: (i) such availability is disclosed in the Funds’ registration statement, as required by applicable law, as well as on the Funds’ website, if applicable; (ii) the Funds’ officers determine such disclosure is in the best interests of Fund shareholders; (iii) such information is made equally available to anyone requesting it; and (iv) the Investment Manager determines that the disclosure does not present the risk of such information being used to trade against the Funds. In addition, prior to authorizing the disclosure of portfolio holdings, the Funds’ President and/or the Chief Compliance Officer must determine that: (i) such disclosure serves a reasonable business purpose and is in the best interests of the Funds’ shareholders; and (ii) that no conflict exists between the interests of the Funds’ shareholders and those of the (1) Investment Manager, (2) the Funds’ principal underwriter, or (3) any affiliated person of the Funds, the affiliated person's investment adviser, or the affiliated person's principal underwriter. Each Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
Recipients of non-public portfolio holdings information, such as mutual fund evaluation services and due diligence departments of broker/dealers and wirehouses, will be subject to a duty of confidentiality, a duty to not trade based on the non-public information and/or other restrictions on the use and dissemination of the information.
Portfolio holdings information may be disclosed as frequently as daily to certain service providers and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. The policy does not require a delay between the date of the portfolio holding information and the date on which the information is disclosed.
The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include The Bank of New York Mellon (the Funds’ custodian), the Investment Manager (and Sub-Adviser, if applicable), MUFG (the Funds’ administrator), Ernst & Young LLP (the Funds’ independent registered public accountant), Dechert LLP (legal counsel to the Funds), Vedder Price P.C. (legal counsel to the Funds’ Independent Trustees, as defined below), investment management trade associations (e.g., Investment Company Institute), officers and directors, and each of their respective affiliates. In addition, at this time, portfolio holdings information is shared as follows:
Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Quarterly	60 calendar days
Thompson Financial	Quarterly	30 calendar days
Vickers Stock Research	Monthly	30 calendar days
FactSet	Monthly	30 calendar days
In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Funds’ custodian bank); Interactive Data and Loan Pricing Corporation (the Funds’ pricing services); Institutional Shareholder Services (proxy voting services); and InvestOne (Sungard) (the Funds’ accounting system).
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Neither the Funds, their service providers, nor the Investment Manager may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
Each Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law. Also, certain Funds may disclose top 10 holdings on a quarterly basis through publicly available marketing materials.
The Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures. However, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.
Management of the Funds

Trustees and Officers
Oversight of the management and affairs of the Trust and the Funds, including general supervision of the duties performed by the Investment Managers for the Funds under the Investment Management Agreements (“Management Agreements”) and the Investment Subadvisory Agreement with respect to the Municipal Income Fund (“Subadvisory Agreement,” with the Management Agreements, the “Agreements”) is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services, competitiveness of fees and the Investment Managers' profitability.
The Board currently has 7 Trustees, 6 of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Each Independent Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by an Investment Manager or the Distributor or a person (other than a registered investment company, if applicable) directly or indirectly controlling, controlled by, or under common control with an Investment Manager or the Distributor as of December 31, 2023. Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”) because of her position with the Distributor and/or the parent of the Investment Managers.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers. As of the date of this SAI, the Fund Complex is comprised of 4 closed-end funds and 149 open-end funds advised or serviced by the Investment Managers or their affiliates.
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Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153
Current: Advent
Convertible and Income
Fund (2005-present);
Purpose Investments
Funds (2013-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022- present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152
Current: Bowhead
Insurance GP, LLC
(2020-present); Hunt
Companies, Inc. (2019-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Infinity
Property & Casualty
Corp. (2014-2018).

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Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); CEO, Lydon Media (2016- present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-present). Former: CEO, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152
Current: US Global
Investors, Inc. (GROW)
(1995-present); The
2023 ETF Series Trust
(4) (2023-present); The
2023 ETF Series Trust
II (1) (2023-present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Harvest
Volatility Edge Trust (3)
(2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153
Current: Advent
Convertible and Income
Fund (2003-present);
PPM Funds (2) (2018-
present); Endeavor
Health (2012-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

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Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	152
Current: SPDR Series
Trust (81) (2018-
present); SPDR Index
Shares Funds (30)
(2018-present); SSGA
Active Trust (14) (2018-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); SSGA
Master Trust (1)
(2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014
Current: Portfolio
Consultant (2010-
present); Member,
Governing Council,
Independent Directors
Council (2013-present);
Governor, Board of
Governors, Investment
Company Institute (2018-
present).

Former: Member,
Executive Committee,
Independent Directors
Council (2016-2018);
Vice President, Manager
and Portfolio Manager,
Nuveen Asset
Management
(1998-1999); Vice
President, Nuveen
Investment Advisory
Corp. (1992-1999); Vice
President and Manager,
Nuveen Unit Investment
Trusts (1991-1999); and
Assistant Vice President
and Portfolio Manager,
Nuveen Unit Investment
Trusts (1988-1999), each
of John Nuveen & Co.,
Inc. (registered broker-
dealer) (1982-1999).
				152
Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

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Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Interested Trustee
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Vice President, certain other funds in the Fund Complex (2007- present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152
Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2018-2022);
Guggenheim Enhanced
Equity Income Fund
(2018-2021);
Guggenheim Credit
Allocation Fund
(2018-2021).

*
The business address of each Trustee is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**
Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust's Independent Trustees Retirement Policy and the Trust's organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.
***
Each Trustee also serves on the boards of trustees of Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, Transparent Value Trust, Guggenheim Active Allocation Fund, Guggenheim Strategic Opportunities Fund, and Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund. Together with the Trust, these funds are referred to as the “Fund Complex.” Figures provided in parentheses after the name of a fund complex indicate the number of funds overseen in that complex.
****
This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
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The executive officers of the Trust (other than Ms. Lee), length of time served, and principal business occupations during the past five years are shown below.
Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President, Mutual Funds
Boards, Guggenheim Investments
(2022-present); President and
Chief Executive Officer, certain
other funds in the Fund Complex
(2018-present); President, Mutual
Funds Board and Senior
Managing Director, Guggenheim
Funds Investment Advisors, LLC
and Security Investors, LLC
(2018-present); Board Member,
Guggenheim Partners Investment
Funds plc (2022-present); Board
Member, Guggenheim Global
Investments plc (2022-present);
Board Member, Guggenheim
Partners Fund Management
(Europe) Limited (2018-present).

Former: Senior Managing Director
and Chief Administrative Officer,
Guggenheim Investments
(2018-2022); Managing Director
and President, Deutsche Funds,
and Head of US Product, Trading
and Fund Administration,
Deutsche Asset Management
(2013-2018); Managing Director,
Chairman of North American
Executive Committee and Head of
Business Management and
Consulting, Invesco Ltd.
(2010-2012).

James M. Howley (1972)	Chief Accounting Officer, Chief Financial Officer, Principal Financial and Accounting Officer, and Treasurer	Since 2022
Current: Managing Director,
Guggenheim Investments (2004-
present); Chief Financial Officer,
Chief Accounting Officer, and
Treasurer, certain other funds in
the Fund Complex (2022-present).

Former: Assistant Treasurer,
certain other funds in the Fund
Complex (2014-2022); Manager,
Mutual Fund Administration of
Van Kampen Investments, Inc.
(1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007- present); Managing Director, Guggenheim Investments (2007- present).
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Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009- present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: Chief Compliance
Officer, certain other funds in the
Fund Complex (2012-present);
Senior Managing Director,
Guggenheim Investments (2012-
present); Senior Managing
Director, Guggenheim Funds
Distributors, LLC (2014-present).

Former: Chief Compliance Officer,
Security Investors, LLC and
Guggenheim Funds Investment
Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim
Distributors, LLC (2009-2014);
Senior Manager, Security
Investors, LLC (2004-2014);
Senior Manager, Guggenheim
Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance
Officer, Security Investors, LLC
and Guggenheim Funds
Investment Advisors, LLC (2018-
present); AML Officer, Security
Investors, LLC and certain other
funds in the Fund Complex (2017-
present); Managing Director,
Guggenheim Investments (2015-
present).

Former: Assistant Chief
Compliance Officer, Security
Investors, LLC and Guggenheim
Funds Investment Advisors, LLC
(2015-2018).

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Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim
Investments (2012-present);
Assistant Treasurer, certain other
funds in the Fund Complex (2012-
present).

Former: Financial Reporting
Manager, Invesco, Ltd.
(2010-2011); Vice President/
Assistant Treasurer, Mutual Fund
Administration for Van Kampen
Investments, Inc./Morgan Stanley
Investment Management
(2009-2010); Manager of Mutual
Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley
Investment Management
(2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain
other funds in the Fund Complex
(2014-present); Managing
Director, Guggenheim Investments
(2013-present).

Former: Senior Vice President,
Neuberger Berman Group LLC
(2009-2013); Vice President,
Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Director, Guggenheim
Investments (2017-present);
Assistant Treasurer, certain other
funds in the Fund Complex (2017-
present).

Former: Assistant Treasurer of
Henderson Global Funds and
Manager of US Fund
Administration, Henderson Global
Investors (North America) Inc.
(“HGINA”) (2017); Senior Analyst
of US Fund Administration,
HGINA (2014-2017); Senior
Associate of Fund Administration,
Cortland Capital Market Services,
LLC (2013-2014); Experienced
Associate,
PricewaterhouseCoopers LLP
(2012-2013).

*
The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.
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Board Leadership Structure

The primary responsibility of the Board is to represent the interest of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Investment Managers and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees. The Board generally acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.
The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees other than the Valuation Oversight Committee, which is comprised of all Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Trust's: contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership (other than for the Valuation Oversight Committee) limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Trust and other trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund, the Trust and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Qualifications and Experience of Trustees

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of other funds in the Fund Complex. The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the experience, qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory, governance and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust since November 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, her
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professional training in law and business and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, regulatory, governance and investment matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust since November 2019 and as a trustee of other funds in the Fund Complex since 2005. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Contracts Review Committee, his service on other registered investment company boards, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating and Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as  a partner of the law firm, Momkus LLP, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust since November 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Companies, Inc., a construction and real estate development company, her Certified Public Accountant (inactive) designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including as Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory, governance and investment matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust and as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Life Insurance Company and Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Trustee also has considerable familiarity with the Trust, the Funds, the Investment Managers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.
Board’s Role in Risk Oversight

The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Investment Managers and the Distributor. Consistent with its responsibility for oversight of the Trust, the
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Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Investment Managers, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis, as applicable. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim Investments' Chief Risk Officer and internal auditors for the Investment Managers or their affiliates, as applicable. In this connection, the Board requires officers of the Trust to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Investment Managers on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees each Investment Manager as valuation designee in the performance of fair value determinations of the Funds’ securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board has approved the Funds’ valuation policy and procedures and each Investment Manager’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Valuation Oversight Committee reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Trust’s valuation policy and procedures. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Managers. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
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The Board oversees the Funds’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the Funds that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to each Fund that is classified as a limited derivatives user fund (each an “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by the Investment Managers regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Investment Managers, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Managers. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Board Committees

Audit Committee—The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds’ financial statements (and the audit thereof), reviewing reports from each Investment Manager on portfolio securities pricing errors and errors in the calculation of the net asset value of a Fund, as well as overseeing the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Audit Committee held seven meetings during the Funds’ most recently completed fiscal year.
Contracts Review Committee—The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of each Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, distribution agreements, distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act and certain other agreements and plans. In addition, at its discretion or at the request of the Board, the Committee reviews and makes
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recommendations to the Board with respect to any contract to which the Trust, on behalf of each Fund, is or is proposed to be a party. The Contracts Review Committee held one meeting (with such meeting reconvened across multiple days) during the Funds’ most recently completed fiscal year.
Executive Committee—The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee held no meetings during the Funds’ most recently completed fiscal year.
Nominating and Governance Committee—The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. To have a candidate considered by the Nominating and Governance Committee, a shareholder should submit the recommendation in writing, delivered to or mailed and received at the principal executive offices of the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850 to the attention of the Nominating and Governance Committee, care of the Secretary of the Trust. Additional requirements and procedures relating to shareholder submissions may be communicated to the shareholder in response to the submission. The Nominating and Governance Committee periodically reviews other governance and policy matters affecting the operation of the Board and Board committees, including the Independent Trustee compensation structure. The Nominating and Governance Committee held three meetings during the Funds’ most recently completed fiscal year.
Valuation Oversight Committee—The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr, each of whom is an Independent Trustee, as well as Amy J. Lee, who is an Interested Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee’s primary function is to oversee the activities of each Investment Manager as valuation designee in making fair value determinations of the Funds’ securities and other assets and performing its other valuation responsibilities. The Valuation Oversight Committee receives reporting on valuation matters from the valuation designee in accordance with the Trust’s valuation policy and procedures. The Valuation Oversight Committee held four meetings during the Funds’ most recently completed fiscal year.
Remuneration of Trustees

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; and the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets.
The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust. The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the Funds’ most recently completed fiscal year is set forth below.
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Name of Independent Trustees	Aggregate Compensation from the Trust	Aggregate Compensation from the Fund Complex[1], including the Family of Funds
Randall C. Barnes	$121,719	$466,500
Angela Brock-Kyle	$115,140	$350,000
Thomas F. Lydon, Jr.	$120,896	$367,500
Ronald A. Nyberg	$120,896	$462,000
Sandra G. Sponem	$128,298	$390,000
Ronald E. Toupin, Jr.	$147,213	$447,500
1
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.
Each Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.
Trustees’ Ownership of Securities

As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below. If a Fund is not shown for a Trustee, the Trustee did not beneficially own shares of the Fund as of the end of most recently completed calendar year.
Name of Independent Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Randall C. Barnes	N/A	None	Over $100,000
Angela Brock-Kyle	Macro Opportunities Fund	$10,001-$50,000	Over $100,000
	Total Return Bond Fund	$10,001-$50,000
Thomas F. Lydon, Jr.	SMid Cap Value Fund	Over $100,000	Over $100,000
Ronald A. Nyberg	N/A	None	Over $100,000
Sandra G. Sponem	Total Return Bond Fund	$50,001-$100,000	Over $100,000
Ronald E. Toupin, Jr.	Macro Opportunities Fund	Over $100,000	Over $100,000
	Total Return Bond Fund	Over $100,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.
Name of Interested Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Amy J. Lee	Macro Opportunities Fund	$1-$10,000	Over $100,000
	StylePlus—Mid Growth Fund	$10,001-$50,000
	World Equity Income Fund	$1-$10,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.
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Principal Holders of Securities

As of December 31, 2023, the Funds' officers and Trustees (as a group) beneficially owned less than 1.00% of the total outstanding shares of any class of the Funds.
As of December 31, 2023, the following entities owned, of record or beneficially unless otherwise indicated, 5% or more of the total outstanding shares of any class of a Fund:
Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Alpha Opportunity Fund	A	12.08%
Jerry B. Farley Revocable Trust	702 King Farm Blvd., Suite 200 Rockville, MD 20850	Alpha Opportunity Fund	A	11.63%
UMB Bank N.A. Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Alpha Opportunity Fund	A	11.49%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Alpha Opportunity Fund	A	9.59%
Vanguard Brokerage Services[2]	100 Vanguard Blvd. Malvern, PA 19355	Alpha Opportunity Fund	C	37.09%
Pershing LLC[2]	1 Pershing Plaza Jersey City, NJ 07399	Alpha Opportunity Fund	C	30.59%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Alpha Opportunity Fund	C	12.13%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Alpha Opportunity Fund	C	9.92%
Guggenheim Macro Opportunities Fund[2]	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Alpha Opportunity Fund	Inst.	96.35%
Interactive Brokers LLC[2]	2 Pickwick Plaza Greenwich, CT 06830	Alpha Opportunity Fund	P	60.68%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Alpha Opportunity Fund	P	29.51%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Alpha Opportunity Fund	P	8.43%
UMB Bank N.A.[2] Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Core Bond Fund	A	53.22%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Core Bond Fund	A	6.63%
NFS LLC FEBO Mutual Funds Fractional	200 Liberty Street New York, NY 10281	Core Bond Fund	A	5.94%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Core Bond Fund	C	21.33%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Core Bond Fund	C	15.73%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Core Bond Fund	C	10.32%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Core Bond Fund	C	9.56%
Centennial Bank Trust	P.O. Box 7514 Jonesboro, AR 72403	Core Bond Fund	C	9.18%
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Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Core Bond Fund	C	8.20%
American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	Core Bond Fund	C	7.59%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Core Bond Fund	C	6.73%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Core Bond Fund	Inst.	18.93%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Core Bond Fund	Inst.	16.36%
American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	Core Bond Fund	Inst.	16.21%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Core Bond Fund	Inst.	13.00%
Benefit Trust Company	P.O. Box 12765 Overland Park, KS 66282	Core Bond Fund	Inst.	9.67%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Core Bond Fund	Inst.	8.00%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Core Bond Fund	Inst.	6.65%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Core Bond Fund	P	62.65%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Core Bond Fund	P	25.46%
KeyBank N.A.	P.O. Box 94871 Cleveland, OH 44101	Core Bond Fund	P	9.36%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Floating Rate Strategies Fund	A	27.13%
UMB Bank N.A. Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Floating Rate Strategies Fund	A	23.30%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Floating Rate Strategies Fund	A	11.28%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Floating Rate Strategies Fund	A	7.09%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Floating Rate Strategies Fund	A	6.42%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Floating Rate Strategies Fund	C	19.73%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Floating Rate Strategies Fund	C	15.03%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Floating Rate Strategies Fund	C	12.38%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Floating Rate Strategies Fund	C	10.32%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Floating Rate Strategies Fund	C	9.48%
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Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
LPL Financial	4707 Executive Drive San Diego, CA 92121	Floating Rate Strategies Fund	C	8.60%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Floating Rate Strategies Fund	C	6.35%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Floating Rate Strategies Fund	C	6.10%
UBS Financial Services Inc. FEBO Customers	1000 Harbor Blvd. Weehawken, NJ 07086	Floating Rate Strategies Fund	C	5.49%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Floating Rate Strategies Fund	Inst.	21.04%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Floating Rate Strategies Fund	Inst.	14.07%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Floating Rate Strategies Fund	Inst.	12.79%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Floating Rate Strategies Fund	Inst.	11.86%
UBS Financial Services Inc. FEBO Customers	1000 Harbor Blvd. Weehawken, NJ 07086	Floating Rate Strategies Fund	Inst.	10.40%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Floating Rate Strategies Fund	Inst.	6.59%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Floating Rate Strategies Fund	Inst.	5.93%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Floating Rate Strategies Fund	P	61.33%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Floating Rate Strategies Fund	P	31.27%
Guggenheim Diversified Income Fund[2]	805 King Farm Blvd., Suite 600 Rockville, MD 20850	Floating Rate Strategies Fund	R6	57.06%
Matrix Trust Company	717 17th Street, Suite 1300 Denver, CO 80202	Floating Rate Strategies Fund	R6	21.18%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Floating Rate Strategies Fund	R6	11.68%
J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	Floating Rate Strategies Fund	R6	9.40%
UMB Bank N.A.[2] Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	High Yield Fund	A	45.69%
SBL Variable Annuity Account XIV Security Benefit Life Insurance Company	5801 SW 6th Ave. Topeka, KS 66636	High Yield Fund	A	6.02%
LPL Financial	4707 Executive Drive San Diego, CA 92121	High Yield Fund	A	5.18%
Wells Fargo Clearing Services, LLC[2] FEBO Customers	2801 Market Street St. Louis, MO 63103	High Yield Fund	C	29.18%
LPL Financial	4707 Executive Drive San Diego, CA 92121	High Yield Fund	C	22.32%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	High Yield Fund	C	17.56%
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Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	High Yield Fund	C	7.11%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	High Yield Fund	C	5.46%
LPL Financial[2]	4707 Executive Drive San Diego, CA 92121	High Yield Fund	Inst.	25.36%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	High Yield Fund	Inst.	21.82%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	High Yield Fund	Inst.	13.57%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	High Yield Fund	Inst.	12.12%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	High Yield Fund	Inst.	11.15%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	High Yield Fund	P	46.59%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	High Yield Fund	P	46.45%
Guggenheim Diversified Income Fund[2]	805 King Farm Blvd., Suite 600 Rockville, MD 20850	High Yield Fund	R6	96.89%
SBL Variable Annuity Account XIV Security Benefit Life Insurance Company	5801 SW 6th Ave. Topeka, KS 66636	Large Cap Value Fund	A	23.12%
UMB Bank N.A. Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Large Cap Value Fund	A	18.88%
LPL Financial[2]	4707 Executive Drive San Diego, CA 92121	Large Cap Value Fund	C	41.53%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Large Cap Value Fund	C	13.54%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Large Cap Value Fund	C	6.67%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Large Cap Value Fund	C	5.92%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Large Cap Value Fund	Inst.	38.32%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Large Cap Value Fund	Inst.	19.79%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Large Cap Value Fund	Inst.	16.80%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Large Cap Value Fund	Inst.	12.40%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Large Cap Value Fund	P	70.99%
Guggenheim Funds Distributors, LLC	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Large Cap Value Fund	P	23.08%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Limited Duration Fund	A	25.73%
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Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Limited Duration Fund	A	24.20%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Limited Duration Fund	A	12.84%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Limited Duration Fund	A	6.19%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Limited Duration Fund	C	27.55%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Limited Duration Fund	C	17.94%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Limited Duration Fund	C	11.49%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Limited Duration Fund	C	10.80%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Limited Duration Fund	C	8.38%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Limited Duration Fund	C	6.88%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Limited Duration Fund	Inst.	24.01%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Limited Duration Fund	Inst.	20.46%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Limited Duration Fund	Inst.	17.78%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Limited Duration Fund	Inst.	10.16%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Limited Duration Fund	P	63.12%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Limited Duration Fund	P	33.10%
Guggenheim Macro Opportunities Fund[2]	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Limited Duration Fund	R6	39.92%
Guggenheim Total Return Bond Fund[2]	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Limited Duration Fund	R6	39.13%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Limited Duration Fund	R6	14.00%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Macro Opportunities Fund	A	26.10%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Macro Opportunities Fund	A	13.28%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Macro Opportunities Fund	A	11.82%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Macro Opportunities Fund	A	9.76%
78

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Macro Opportunities Fund	A	7.20%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Macro Opportunities Fund	A	6.04%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Macro Opportunities Fund	C	20.69%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Macro Opportunities Fund	C	20.40%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Macro Opportunities Fund	C	10.11%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Macro Opportunities Fund	C	7.40%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Macro Opportunities Fund	C	6.55%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Macro Opportunities Fund	C	6.45%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Macro Opportunities Fund	C	6.29%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Macro Opportunities Fund	C	6.27%
UBS Financial Services Inc. FEBO Customers	1000 Harbor Blvd. Weehawken, NJ 07086	Macro Opportunities Fund	C	5.20%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Macro Opportunities Fund	Inst.	23.31%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Macro Opportunities Fund	Inst.	15.68%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Macro Opportunities Fund	Inst.	13.85%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Macro Opportunities Fund	Inst.	11.83%
UBS Financial Services Inc. FEBO Customers	1000 Harbor Blvd. Weehawken, NJ 07086	Macro Opportunities Fund	Inst.	8.89%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Macro Opportunities Fund	Inst.	6.22%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Macro Opportunities Fund	P	75.96%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Macro Opportunities Fund	P	16.32%
J.P. Morgan Securities LLC[2]	4 Chase Metrotech Center Brooklyn, NY 11245	Macro Opportunities Fund	R6	95.18%
LPL Financial[2]	4707 Executive Drive San Diego, CA 92121	Market Neutral Real Estate Fund	A	73.91%
David Deming	702 King Farm Blvd., Suite 200 Rockville, MD 20850	Market Neutral Real Estate Fund	A	9.38%
Gail Kligman	702 King Farm Blvd., Suite 200 Rockville, MD 20850	Market Neutral Real Estate Fund	A	8.95%
79

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
LPL Financial[2]	4707 Executive Drive San Diego, CA 92121	Market Neutral Real Estate Fund	C	77.64%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Market Neutral Real Estate Fund	C	20.76%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Market Neutral Real Estate Fund	Inst.	70.16%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Market Neutral Real Estate Fund	Inst.	17.65%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Market Neutral Real Estate Fund	Inst.	6.48%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Market Neutral Real Estate Fund	Inst.	5.30%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Market Neutral Real Estate Fund	P	98.90%
RBC Capital Markets, LLC[2]	250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	Municipal Income Fund	A	30.43%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Municipal Income Fund	A	19.64%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Municipal Income Fund	A	10.96%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Municipal Income Fund	A	10.87%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Municipal Income Fund	A	9.24%
Wells Fargo Clearing Services, LLC[2] FEBO Customers	2801 Market Street St. Louis, MO 63103	Municipal Income Fund	C	30.49%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Municipal Income Fund	C	21.24%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Municipal Income Fund	C	19.51%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Municipal Income Fund	C	9.53%
UBS Financial Services Inc. FEBO Customers	1000 Harbor Blvd. Weehawken, NJ 07086	Municipal Income Fund	C	8.48%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Municipal Income Fund	C	6.23%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Municipal Income Fund	Inst.	27.49%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Municipal Income Fund	Inst.	22.21%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Municipal Income Fund	Inst.	13.78%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Municipal Income Fund	Inst.	13.22%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Municipal Income Fund	Inst.	9.94%
80

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Municipal Income Fund	P	43.41%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Municipal Income Fund	P	30.04%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Municipal Income Fund	P	17.06%
Guggenheim Funds Distributors, LLC	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Municipal Income Fund	P	9.05%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Risk Managed Real Estate Fund	A	26.86%
UMB Bank N.A.[2] Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Risk Managed Real Estate Fund	A	26.06%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Risk Managed Real Estate Fund	A	12.09%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Risk Managed Real Estate Fund	A	7.58%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Risk Managed Real Estate Fund	C	32.12%
Centennial Bank Trust[2]	P.O. Box 7514 Jonesboro, AR 72403	Risk Managed Real Estate Fund	C	28.23%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Risk Managed Real Estate Fund	C	15.36%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Risk Managed Real Estate Fund	C	5.39%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Risk Managed Real Estate Fund	C	5.35%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Risk Managed Real Estate Fund	Inst.	30.14%
National Bank of Canada	1155 Metcalfe St., 1st Floor Montreal, Quebec, H3B 5G2 Canada	Risk Managed Real Estate Fund	Inst.	11.13%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Risk Managed Real Estate Fund	Inst.	10.89%
Guggenheim Macro Opportunities Fund	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Risk Managed Real Estate Fund	Inst.	10.15%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Risk Managed Real Estate Fund	Inst.	9.20%
Gerlach & Co.	3800 Citigroup Center Building B3-14 Tampa, FL 33610	Risk Managed Real Estate Fund	Inst.	7.90%
ING Financial Markets LLC	1133 Ave. of the Americas, 7th Floor New York, NY 10036	Risk Managed Real Estate Fund	Inst.	6.49%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Risk Managed Real Estate Fund	Inst.	6.38%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Risk Managed Real Estate Fund	P	51.48%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Risk Managed Real Estate Fund	P	41.53%
81

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
UMB Bank N.A.[2] Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Small Cap Value Fund	A	33.95%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Small Cap Value Fund	A	11.46%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Small Cap Value Fund	A	9.87%
Wells Fargo Clearing Services, LLC[2] FEBO Customers	2801 Market Street St. Louis, MO 63103	Small Cap Value Fund	C	63.63%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Small Cap Value Fund	C	6.88%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Small Cap Value Fund	C	6.80%
LPL Financial[2]	4707 Executive Drive San Diego, CA 92121	Small Cap Value Fund	Inst.	35.71%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Small Cap Value Fund	Inst.	25.99%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Small Cap Value Fund	Inst.	10.57%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Small Cap Value Fund	Inst.	6.68%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Small Cap Value Fund	P	61.04%
Guggenheim Funds Distributors, LLC[2]	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Small Cap Value Fund	P	28.88%
TD Ameritrade Inc. FEBO Customers	P.O. Box 2226 Omaha, NE 68103	Small Cap Value Fund	P	9.93%
UMB Bank N.A.[2] Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	SMid Cap Value Fund	A	40.21%
NFS LLC FEBO Mutual Funds Fractional	200 Liberty Street New York, NY 10281	SMid Cap Value Fund	A	7.33%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	SMid Cap Value Fund	A	6.18%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	SMid Cap Value Fund	C	19.33%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	SMid Cap Value Fund	C	12.82%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	SMid Cap Value Fund	C	11.04%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	SMid Cap Value Fund	C	9.68%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	SMid Cap Value Fund	C	7.82%
RBC Capital Markets, LLC	250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	SMid Cap Value Fund	C	6.69%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	SMid Cap Value Fund	C	5.90%
82

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	SMid Cap Value Fund	Inst.	18.51%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	SMid Cap Value Fund	Inst.	12.24%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	SMid Cap Value Fund	Inst.	12.14%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	SMid Cap Value Fund	Inst.	10.21%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	SMid Cap Value Fund	Inst.	9.06%
LPL Financial	4707 Executive Drive San Diego, CA 92121	SMid Cap Value Fund	Inst.	8.60%
American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	SMid Cap Value Fund	Inst.	5.81%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	SMid Cap Value Fund	Inst.	5.71%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	SMid Cap Value Fund	P	73.65%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	SMid Cap Value Fund	P	15.47%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	SMid Cap Value Fund	P	7.87%
UMB Bank N.A. Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	StylePlus—Large Core Fund	A	11.98%
SBL Variable Annuity Account XIV Security Benefit Life Insurance Company	5801 SW 6th Ave. Topeka, KS 66636	StylePlus—Large Core Fund	A	7.32%
Pershing LLC[2]	1 Pershing Plaza Jersey City, NJ 07399	StylePlus—Large Core Fund	C	27.15%
LPL Financial	4707 Executive Drive San Diego, CA 92121	StylePlus—Large Core Fund	C	11.61%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	StylePlus—Large Core Fund	C	8.18%
Donna Marsh	702 King Farm Blvd., Suite 200 Rockville, MD 20850	StylePlus—Large Core Fund	C	7.04%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	StylePlus—Large Core Fund	Inst.	27.02%
LPL Financial	4707 Executive Drive San Diego, CA 92121	StylePlus—Large Core Fund	Inst.	16.48%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	StylePlus—Large Core Fund	Inst.	12.85%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	StylePlus—Large Core Fund	Inst.	9.29%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	StylePlus—Large Core Fund	Inst.	6.28%
RBC Capital Markets, LLC	250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	StylePlus—Large Core Fund	Inst.	5.08%
83

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	StylePlus—Large Core Fund	P	73.63%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	StylePlus—Large Core Fund	P	15.22%
Guggenheim Funds Distributors, LLC	227 W. Monroe St., Suite 4900 Chicago, IL 60606	StylePlus—Large Core Fund	P	10.46%
UMB Bank N.A. Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	StylePlus—Mid Growth Fund	A	10.86%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	StylePlus—Mid Growth Fund	C	13.41%
Barry Crowder	702 King Farm Blvd., Suite 200 Rockville, MD 20850	StylePlus—Mid Growth Fund	C	6.26%
Ellen Harrington	702 King Farm Blvd., Suite 200 Rockville, MD 20850	StylePlus—Mid Growth Fund	C	5.37%
RBC Capital Markets, LLC	250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	StylePlus—Mid Growth Fund	C	5.35%
Raymond James[2] Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	StylePlus—Mid Growth Fund	Inst.	35.98%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	StylePlus—Mid Growth Fund	Inst.	27.26%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	StylePlus—Mid Growth Fund	Inst.	12.18%
Lincoln Investment Planning LLC	601 Office Center Drive, Suite 300 Fort Washington, PA 19034	StylePlus—Mid Growth Fund	Inst.	6.21%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	StylePlus—Mid Growth Fund	Inst.	5.60%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	StylePlus—Mid Growth Fund	P	44.93%
Guggenheim Funds Distributors, LLC[2]	227 W. Monroe St., Suite 4900 Chicago, IL 60606	StylePlus—Mid Growth Fund	P	36.31%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	StylePlus—Mid Growth Fund	P	9.23%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	StylePlus—Mid Growth Fund	P	9.18%
UMB Bank N.A. Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	Total Return Bond Fund	A	18.56%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Total Return Bond Fund	A	17.55%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Total Return Bond Fund	A	10.85%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Total Return Bond Fund	A	8.50%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Total Return Bond Fund	A	6.41%
Matrix Trust Company	717 17th Street, Suite 1300 Denver, CO 80202	Total Return Bond Fund	A	5.08%
84

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	Total Return Bond Fund	C	19.66%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Total Return Bond Fund	C	18.32%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Total Return Bond Fund	C	11.15%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Total Return Bond Fund	C	10.84%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Total Return Bond Fund	C	10.74%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Total Return Bond Fund	C	7.71%
American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402	Total Return Bond Fund	C	5.49%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Total Return Bond Fund	Inst.	24.86%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Total Return Bond Fund	Inst.	15.58%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Total Return Bond Fund	Inst.	11.01%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Total Return Bond Fund	Inst.	7.99%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FEBO Customers	4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Total Return Bond Fund	Inst.	6.59%
LPL Financial	4707 Executive Drive San Diego, CA 92121	Total Return Bond Fund	Inst.	5.99%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	Total Return Bond Fund	Inst.	5.06%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	Total Return Bond Fund	P	52.90%
National Financial Services LLC[2] FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Total Return Bond Fund	P	43.41%
J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	Total Return Bond Fund	R6	21.94%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Total Return Bond Fund	R6	19.12%
DCGT FEBO Customers	711 High Street Des Moines, IA 50392	Total Return Bond Fund	R6	11.34%
Matrix Trust Company	717 17th Street, Suite 1300 Denver, CO 80202	Total Return Bond Fund	R6	9.28%
Empower Trust FEBO Customers	8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	Total Return Bond Fund	R6	7.15%
Morgan Stanley Smith Barney LLC[2] FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Ultra Short Duration Fund	A	66.05%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Ultra Short Duration Fund	A	16.58%
85

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Ultra Short Duration Fund	A	9.34%
Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza, 12th Floor New York, NY 10004	Ultra Short Duration Fund	Inst.	13.18%
Guggenheim Macro Opportunities Fund	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Ultra Short Duration Fund	Inst.	11.86%
Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	Ultra Short Duration Fund	Inst.	8.51%
UBS Financial Services Inc. FEBO Customers	1000 Harbor Blvd. Weehawken, NJ 07086	Ultra Short Duration Fund	Inst.	7.92%
Guggenheim StylePlus—Large Core Fund	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Ultra Short Duration Fund	Inst.	7.63%
Guggenheim Limited Duration Fund	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Ultra Short Duration Fund	Inst.	7.40%
Guggenheim Total Return Bond Fund	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Ultra Short Duration Fund	Inst.	6.78%
Series A (StylePlus—Large Core Fund)	227 W. Monroe St., Suite 4900 Chicago, IL 60606	Ultra Short Duration Fund	Inst.	6.62%
Rydex NASDAQ-100® Fund	805 King Farm Blvd., Suite 600 Rockville, MD 20850	Ultra Short Duration Fund	Inst.	6.43%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	Ultra Short Duration Fund	Inst.	5.85%
UMB Bank N.A.[2] Security Financial Resources	5801 SW 6th Ave. Topeka, KS 66636	World Equity Income Fund	A	51.48%
SBL Variable Annuity Account XIV Security Benefit Life Insurance Company	5801 SW 6th Ave. Topeka, KS 66636	World Equity Income Fund	A	11.83%
Raymond James[2] Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	World Equity Income Fund	C	39.16%
Wells Fargo Clearing Services, LLC[2] FEBO Customers	2801 Market Street St. Louis, MO 63103	World Equity Income Fund	C	35.16%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	World Equity Income Fund	C	9.78%
Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	World Equity Income Fund	Inst.	20.39%
Guggenheim Diversified Income Fund	805 King Farm Blvd., Suite 600 Rockville, MD 20850	World Equity Income Fund	Inst.	13.64%
National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	World Equity Income Fund	Inst.	10.68%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	World Equity Income Fund	Inst.	6.89%
Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	World Equity Income Fund	Inst.	5.72%
LPL Financial	4707 Executive Drive San Diego, CA 92121	World Equity Income Fund	Inst.	5.37%
Charles Schwab & Co. Inc.[2] FEBO Customers	211 Main Street San Francisco, CA 94105	World Equity Income Fund	P	58.56%
86

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
Vanguard Brokerage Services	P.O. Box 982901 El Paso, TX 79998-2901	World Equity Income Fund	P	20.97%
Guggenheim Funds Distributors, LLC	227 W. Monroe St., Suite 4900 Chicago, IL 60606	World Equity Income Fund	P	17.14%
1
The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2
These shareholders owned beneficially or of record 25% or more of the corresponding Fund's shares as of December 31, 2023. A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.
How to Purchase Shares

Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or through MUFG Investor Services (“MUFG” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
Each Fund offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Funds may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional class shares of the Funds may also be offered to Trustees and officers of the Funds or any other mutual funds managed by the Investment Managers or one or more of their affiliates, and directors, officers and employees of the Funds’ Investment Managers, or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Funds at their discretion, may waive the minimum investment amount for other investors.
Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. Class P shares of the Funds are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor.
Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers and other features of the class. Financial intermediaries may charge transaction fees or other fees for purchases or redemptions of Fund shares. Please consult your financial intermediary for more information regarding these possible fees.
Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the initial sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds’ Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price.
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Purchase orders by a fund of funds for which an Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Funds offer you the option to submit purchase orders through your financial intermediary or, for certain share classes, through the Funds' Transfer Agent. Purchase orders may be delivered to the Transfer Agent by mail or phone, and purchase proceeds may be sent by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Funds do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
In addition to the purchase options described above, each Fund may, in its sole discretion or the sole discretion of its Investment Manager, accept purchase orders in the form of other consideration, including shares of stock, bonds or other securities or instruments (a “subscription in kind”). Any securities or other instruments used to purchase Fund shares must be consistent with the Fund’s investment objective or strategies and otherwise deemed acceptable by the Fund or its Investment Manager. Any securities or other instruments accepted by the Fund as purchase proceeds will be valued in accordance with the Funds’ valuation policy and procedures and Investment Managers’ Rule 2a-5 valuation policy and Rule 2a-5 valuation procedures. The securities must also be transferred with good and marketable title, in proper form for transfer to the Fund, with all rights (such as dividends, interest, subscription and other rights), transferred to the Fund and with such information (tax or otherwise) as deemed appropriate by the Investment Manager. Purchase of Fund shares in exchange of securities or other instruments would be a taxable exchange with the same tax consequences as a sale. Accordingly, an investor who submits a subscription in kind and receives Fund shares in exchange may realize a gain or loss for federal income tax purposes upon disposition of the securities or other instruments used to purchase Fund shares. The amount of capital gain or loss would depend upon the tax basis of the investors in the securities or other instruments used to purchase the Fund shares, and the capital gain or loss would be long-term or short-term depending on whether the investor's holding period in the securities or other instruments exceeds one year. In the event of a subscription in kind, affected investors should consult their personal tax adviser. You should call the Investment Manager to discuss subscriptions in kind and determine if the securities or other instruments you wish to contribute are acceptable.
The Funds reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders at any time and for any reason or without cause.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.
Canceled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:
•
Account number;
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•
Fund name;
•
Amount of wire; and
•
Fed wire reference number.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Alternative Purchase Options—Certain of the Funds offer five classes of shares, as described below:
Class A Shares. Class A shares are sold with a sales charge at the time of purchase (except with respect to Class A shares of the Ultra Short Duration Fund, which are not subject to a sales charge). Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more, or $250,000 or more for Limited Duration Fund, without an initial sales charge will be subject to a contingent deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase).
Class C Shares. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Institutional Class Shares. Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class P Shares. Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class R6 Shares. Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Sales Charges, Reductions and Waivers

Class A Shares—Class A shares of the Guggenheim Equity Funds are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% contingent deferred sales charge ("CDSC") based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of each Guggenheim Fixed-Income Fund other than Limited Duration Fund, Floating Rate Strategies Fund and Ultra Short Duration Fund are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $50,000	4.00%	4.17%	3.25%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
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Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
$100,000 but less than $250,000	2.75%	2.83%	2.20%
$250,000 but less than $1,000,000	1.75%	1.78%	1.40%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of Floating Rate Strategies Fund are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $1,000,000	1.25%	1.27%	1.00%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of Limited Duration Fund are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.25%	1.27%	1.00%
$250,000 or greater	None	None	None*
*
For investments of $250,000 or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of Ultra Short Duration Fund are offered at NAV and are not subject to an initial sales charge.
Purchases of Class A shares of a Fund (except for the Ultra Short Duration Fund) in amounts of $1,000,000 or more (or $250,000 or more for Limited Duration Fund) are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year following purchase. Purchases of Class A shares of the Ultra Short Duration Fund are not subject to a contingent deferred sales charge. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.”
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds (except for the Ultra Short Duration Fund) are sold subject to an initial sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).
Reduced Sales Charges. You may qualify for reduced sales charges on Class A shares or sales charge exceptions on Class A shares. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.
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Rights of Accumulation
You may qualify for reduced initial sales charges (if any) on Class A shares based upon your existing investment in shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Guggenheim Equity Fund, the reduced initial sales charge of 3.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation
1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:
•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
•
solely controlled business accounts;
•
single participant retirement plans; or
•
endowments or foundations established and controlled by you or your immediate family.
2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.
3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.
Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges (if any) on Class A shares by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
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The LOI confirms the total investment in shares of the Funds or any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust (which may be offered in a different prospectus from the Funds) that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:
•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).
•
It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.
•
The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.
•
Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased
•
Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.
•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.
•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.
•
The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment
•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.
•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.
•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.
Canceling the LOI
•
If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.
•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.
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Sales Charge Waivers. The Class A shares' initial sales charges (if any) will be waived for certain types of investors as described in the Funds’ Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto.
Class A Shares—As discussed in the Prospectus, the Funds offering Class A shares have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Amounts paid by a Fund are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. “Aggregate Account Value” is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of a Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.
Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Effective March 1, 2021, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.
Institutional Class Shares—Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by a Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to
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accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Fund shares purchased directly from the Funds are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of a Fund's Institutional class shares include:
•
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds’ Investment Manager or Distributor, and their affiliates;
•
Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Section 529 college savings plan accounts;
•
Funds of Funds advised by the Investment Manager or its affiliates;
•
Funds of Funds advised by unaffiliated investment advisers; and
•
Institutions that invest the minimum initial investment amount in the Funds.
The Funds reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Eligible investors for Class P shares include the following:
Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:
•
Authorized no transaction fee platforms;
•
Authorized fee-based programs of financial intermediaries;
•
Authorized registered investment advisers and discretionary managed account programs;
•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;
•
Authorized retirement platforms of financial intermediaries; and
•
Other authorized intermediaries approved by the Distributor.
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Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
As discussed in the Prospectus, each Fund offering Class P shares has adopted a Distribution Plan for its Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Class R6 Shares—Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:
•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;
•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and the platform or administrator does not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;
•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and
•
Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds reserve the right to redeem shares if an account balance falls below the Institutional class minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plans—Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Each of these Funds has enacted a Distribution Plan applicable to its Class A, Class C, and Class P shares.
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Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Distribution Plans, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Distribution Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Distribution Plan should be continued.
A Distribution Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees cast in accordance with applicable law and regulatory guidance at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Distribution Plan terminates automatically if it is assigned. The Distribution Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.
Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Managers and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Distribution Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds’ assets, and facilitating economies of scale (e.g., block purchases) in the Funds’ securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1.00% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.
A Distribution Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Funds’ Board of Trustees, the payments made to the Distributor pursuant to the Distribution Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.
Rule 12b-1 Plan Expenses—For the Funds' most recently completed fiscal year, the following 12b-1 payments were made for each Fund to the Distributor under the Distribution Plans:
Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C	Class P
Alpha Opportunity Fund	$6,927	$2,067	$4,407
Core Bond Fund	$289,602	$213,296	$94,265
Floating Rate Strategies Fund	$365,471	$404,521	$113,787
High Yield Fund	$111,343	$101,122	$12,564
Large Cap Value Fund	$84,150	$15,606	$238
Limited Duration Fund	$1,115,453	$590,649	$171,736
Macro Opportunities Fund	$758,150	$1,224,521	$221,459
Market Neutral Real Estate Fund	$1,109	$2,148	$3,588
Municipal Income Fund	$102,858	$10,649	$366
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Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C	Class P
Risk Managed Real Estate Fund	$14,866	$52,629	$27,039
Small Cap Value Fund	$10,776	$4,542	$300
SMid Cap Value Fund	$726,214	$49,840	$14,795
StylePlus—Large Core Fund	$504,956	$8,976	$567
StylePlus—Mid Growth Fund	$160,785	$6,094	$177
Total Return Bond Fund	$1,141,906	$1,777,813	$1,113,801
Ultra Short Duration Fund	$271,104	$0	$0
World Equity Income Fund	$99,384	$27,204	$195
The Distribution Plans are “compensation plans” which means that all amounts generated under the Distribution Plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Distribution Plans pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders; compensation to broker/dealers; compensation to sales personnel; or interest, carrying or other financing charges. The Distributor may use part or all of the amounts received (if any) from the Funds to pay for these services and activities.
Arrangements With Broker/Dealers and Others—The Investment Managers or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Managers. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Managers, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Managers. In addition, the Investment Managers or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Managers or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.
Other Distribution or Service Arrangements—The Investment Managers, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Managers or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund.
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Such compensation is paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Managers have revenue sharing arrangements with, and during the Funds' most recently completed fiscal year paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:
Financial Intermediary	Dollar Amount of Compensation
Morgan Stanley Smith Barney	$2,612,862
Wells Fargo Advisors, LLC	$1,092,496
UBS Financial Services, Inc.	$992,029
LPL Financial	$885,117
Raymond James	$854,779
American Enterprise Investment Services	$570,999
Merrill Lynch	$234,779
PNC Investments LLC	$192,099
National Financial Services LLC	$55,123
Citigroup Global Markets	$55,077
Charles Schwab	$21,061
Axos Advisor Services	$18,422
RBC Capital Markets	$17,071
Great West Equities	$10,500
Principal Life Insurance	$4,750
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement received by brokers or other financial intermediaries on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
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Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds and the Investment Managers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Purchases At Net Asset Value—Class A shares of the Funds may be purchased at NAV under the circumstances described in the Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto. The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
A shareholder of StylePlus—Large Core Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of StylePlus—Large Core Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of StylePlus—Large Core Fund at NAV provided that such shareholder maintains his or her StylePlus—Large Core Fund account.
Purchases for Retirement Plans—Prior to February 1, 2012, Class A shares of the Funds then in operation could also be purchased at NAV when the purchase was made by a retirement plan that would (1) buy shares of funds in the Family of Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expected to have annual plan purchases of shares of funds in the Family of Funds of $200,000 or more; (4) be provided administrative services by certain third party administrators that had entered into a special service arrangement with funds in the Family of Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Any retirement plan that had such an arrangement in place effective as of February 1, 2012 may continue such arrangement for the life of the plan or until the Funds’ Board of Trustees elects to terminate such arrangement, whichever is earlier. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase.
Systematic Withdrawal Plan

A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
Investment Management

Security Investors, located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to Alpha Opportunity Fund, High Yield Fund, Core Bond Fund, Large Cap Value Fund, Municipal Income Fund, Small Cap Value Fund, SMid Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund. Security Investors also acts as investment adviser to Guggenheim Variable Funds Trust, and since January 2011, to the Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. Security Investors managed approximately $8.6 billion in assets as of September 30, 2023.
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GPIM, located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to Risk Managed Real Estate Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Market Neutral Real Estate Fund, Total Return Bond Fund and Ultra Short Duration Fund. As discussed below, GPIM also serves as the sub-adviser to the Municipal Income Fund and as investment manager to the Subsidiary. GPIM managed approximately $195.1 billion in assets as of September 30, 2023.
The Investment Managers are each a wholly-owned subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $295 billion in assets under management as of September 30, 2023.
In rendering investment advisory services to the Funds, the Investment Managers will use the resources of Guggenheim Partners Europe Limited (“GPE”) to research, select, and effect some investments for the Funds in Europe and other non-U.S. jurisdictions, an affiliate of the Adviser based in the United Kingdom that is not registered under the Investment Advisers Act of 1940, as amended. Under the terms of a participating affiliate arrangement, GPE is considered to be a “Participating Affiliate” of the Investment Managers, as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser.
Management Agreements—Pursuant to the Management Agreements, the Investment Managers furnish investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds, and provide for the compilation and maintenance of records pertaining to the investment advisory functions. Each Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacities. GPIM is also registered as a commodity trading advisor (“CTA”) and is registered with the NFA in such capacity. Security Investors acts as CPO of Alpha Opportunity Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund. GPIM acts as CPO of Macro Opportunities Fund. Security Investors also provides oversight services with respect to the advisory services that the Sub-Adviser furnishes to the Municipal Income Fund pursuant to the Subadvisory Agreement.
GPIM supervises and directs the investments of the Municipal Income Fund in accordance with the Fund’s investment objectives, policies, and restrictions pursuant to the terms of the applicable Investment Sub-Advisory Agreement. GPIM, on behalf of Municipal Income Fund, is authorized to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets and place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as GPIM may select.
For services provided to the Funds, the applicable Investment Manager is entitled to receive compensation on an annual basis equal to:
Contractual Management Fees (expressed as a percentage of average daily net assets, calculated daily and paid monthly)
Alpha Opportunity Fund	0.90%
Floating Rate Strategies Fund	0.65%
High Yield Fund	0.60%
Core Bond Fund	0.39%
Large Cap Value Fund	0.65%
Limited Duration Fund	0.39%
Macro Opportunities Fund	0.89%
Market Neutral Real Estate Fund	1.10%
Municipal Income Fund	0.50%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
SMid Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
Total Return Bond Fund	0.39%
Ultra Short Duration Fund	0.25%
World Equity Income Fund	0.70%
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Each Agreement (after an initial term of up to two years) is renewable with respect to a Fund annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.
The Investment Managers have agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class C, and Class P distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. The Investment Managers are not aware of any state that currently imposes limits on the level of mutual fund expenses.
In addition, and as set forth in the applicable Prospectus, the Investment Managers have contractually agreed through February 1, 2025 to reduce their advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.
Fund	Class	Expense Cap
Alpha Opportunity Fund	A C Institutional P R6	1.76% 2.51% 1.51% 1.76% 1.51%
Floating Rate Strategies Fund	A C Institutional P R6	1.02% 1.77% 0.78% 1.02% 0.78%
High Yield Fund	A C Institutional P R6	1.16% 1.91% 0.91% 1.16% 0.91%
Core Bond Fund	A C Institutional P R6	0.79% 1.54% 0.50% 0.79% 0.50%
Large Cap Value Fund	A C Institutional P R6	1.15% 1.90% 0.90% 1.15% 0.90%
Limited Duration Fund	A C Institutional P R6	0.75% 1.50% 0.50% 0.75% 0.50%
Macro Opportunities Fund	A C Institutional P R6	1.36% 2.11% 0.95% 1.36% 0.95%
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Fund	Class	Expense Cap
Market Neutral Real Estate Fund	A C Institutional P R6	1.65% 2.40% 1.40% 1.65% 1.40%
Municipal Income Fund	A C Institutional P R6	0.80% 1.55% 0.55% 0.80% 0.55%
Risk Managed Real Estate Fund	A C Institutional P R6	1.30% 2.05% 1.10% 1.30% 1.10%
Small Cap Value Fund	A C Institutional P R6	1.30% 2.05% 1.05% 1.30% 1.05%
SMid Cap Value Fund[1]	A C Institutional P R6	1.30% 2.05% 1.05% 1.30% 1.05%
StylePlus—Large Core Fund	R6	1.39%
StylePlus—Mid Growth Fund	R6	1.81%
Total Return Bond Fund	A C Institutional P R6	0.79% 1.54% 0.50% 0.79% 0.50%
Ultra Short Duration Fund	A Institutional P R6	0.58% 0.33% 0.58% 0.33%
World Equity Income Fund	A C Institutional P R6	1.22% 1.97% 0.97% 1.22% 0.97%
1
Effective January 3, 2020. Prior to that date, the expense limitation for each applicable class was as follows: Class A-1.42%, Class C-2.12%, Class-P 1.32%.
An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day or month the estimated annualized operating expenses are less than the indicated percentages.
The Investment Managers have also contractually agreed through February 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Managers are not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to a Fund, unless the applicable Investment Manager provides written notice to the Fund of the termination of the agreement.
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The Investment Manager has voluntarily agreed to waive an amount of the advisory fee paid by the Macro Opportunities Fund equal to the net expenses, excluding extraordinary expenses, of the Alpha Opportunity Fund to the extent that the Macro Opportunities Fund invests in the Alpha Opportunity Fund. The waiver may be terminated at any time by the Investment Manager or the Board pursuant to the terms of the related agreement.
Each contractual waiver and/or expense reimbursement agreement will terminate when it reaches its expiration (if not renewed), or when an Investment Manager (or Sub-Adviser for Municipal Income Fund) ceases to serve as such and it may be terminated by the Board, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
The Investment Managers must waive certain fees and/or reimburse certain expenses associated with certain Funds’ service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Managers or the Funds’ administrator ceases to serve as such.
As discussed in the “Fund Summaries” section of the Prospectus, the Macro Opportunities Fund may seek to achieve its investment objective by investing up to 25% of its total assets in the Subsidiary. GPIM is responsible for the investments of the Subsidiary. In consideration for the services provided to it by GPIM, the Subsidiary will pay GPIM a management fee at the annual rate of 0.89% of its average daily net assets. The Investment Manager has contractually agreed to waive the management fee it receives from the Macro Opportunities Fund in an amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue in effect for so long as the Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as may be amended and/or restated time to time, MUFG (the Funds’ transfer agent) also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, MUFG receives a fixed annual fee, apportioned to the series of Guggenheim Funds Trust (except for Guggenheim Ultra-Short Duration Fund) based on average daily net assets, plus a fee, payable monthly in arrears, based on a percentage of the average daily net assets. For its services to Ultra Short Duration Fund, MUFG receives, on an annual basis, a fee calculated as a mutually agreed upon percentage of the average daily net asset values of that Fund, paid monthly. MUFG also receives from the Funds fees based on the number of Funds or share classes issued by the Funds, as applicable, for certain filing and reporting services MUFG provides to the Funds. The Funds also reimburse MUFG for certain out-of-pocket expenses.
Pursuant to a Transfer Agency Agreement with the Trust, as may be amended and/or restated time to time, the Transfer Agent performs all shareholder servicing functions, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications and acting as the dividend disbursing agent.
The Funds have agreed to reimburse the Transfer Agent, Investment Managers, Distributor or their affiliates for expenses they pay to financial intermediaries, such as third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries, for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of a Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Funds pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, any Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing the financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar subcontracted services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the Funds’ most recently completed fiscal year, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $31,033,713.
Each Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class C, and Class P distribution fees; legal, auditing and
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accounting expenses; and reasonable out-of-pocket expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, private debt and derivatives investments of the Funds often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Funds. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
The Funds paid the following investment advisory fees and accounting and administrative service fees to the applicable Service Providers for their services during the Funds' three most recently completed fiscal years:
Fund	Fiscal Year/ Period	Investment Advisory Fees Paid	Investment Advisory Fees Waived by and Reimbursements from Investment Managers*	Accounting and Administrative Service Fees Paid
Alpha Opportunity Fund	2023	$297,618	$27,862	$22,722
	2022	$310,045	$14,639	$30,736
	2021	$328,770	$34,736	$32,934
Core Bond Fund	2023	$5,175,537	$1,339,560	$550,331
	2022	$5,788,622	$1,554,039	$893,202
	2021	$6,225,103	$1,539,717	$1,073,376
Floating Rate Strategies Fund	2023	$6,968,297	$1,187,745	$447,441
	2022	$7,873,587	$1,043,179	$720,264
	2021	$5,201,077	$326,697	$539,742
High Yield Fund	2023	$1,106,317	$90,843	$84,432
	2022	$1,603,619	$125,283	$171,200
	2021	$2,325,386	$72,154	$265,815
Large Cap Value Fund	2023	$253,631	$135,980	$25,039
	2022	$264,776	$115,391	$32,956
	2021	$243,618	$124,838	$34,468
Limited Duration Fund	2023	$16,083,765	$3,733,192	$1,694,311
	2022	$21,572,847	$4,304,085	$3,308,297
	2021	$19,389,700	$3,193,434	$3,304,666
Macro Opportunities Fund	2023	$51,846,776	$8,288,356	$2,396,713
	2022	$66,611,239	$9,243,002	$4,556,515
	2021	$57,582,737	$7,780,238	$4,335,782
Market Neutral Real Estate Fund	2023	$528,509	$117,548	$28,713
	2022	$584,420	$140,394	$40,623
	2021	$702,614	$140,297	$51,208
Municipal Income Fund	2023	$258,691	$217,744	$30,229
	2022	$320,076	$256,181	$47,327
	2021	$390,088	$300,282	$60,572
Risk Managed Real Estate	2023	$3,131,145	$203,333	$179,764
	2022	$3,982,655	$100,700	$324,510
	2021	$3,139,809	$22,682	$286,199
Small Cap Value Fund	2023	$52,214	$151,044	$11,830
	2022	$54,365	$160,751	$28,421
	2021	$51,148	$190,392	$34,104
SMid Cap Value Fund	2023	$2,917,656	$185,120	$167,998
	2022	$3,131,103	$59,046	$256,988
	2021	$3,162,515	$45,345	$288,997
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Fund	Fiscal Year/ Period	Investment Advisory Fees Paid	Investment Advisory Fees Waived by and Reimbursements from Investment Managers*	Accounting and Administrative Service Fees Paid
StylePlus—Large Core Fund	2023	$1,565,264	$90,945	$94,206
	2022	$1,838,628	$129,491	$154,756
	2021	$1,811,028	$148,895	$169,009
StylePlus—Mid Growth Fund	2023	$494,887	$6,425	$36,029
	2022	$698,519	$17,208	$64,786
	2021	$815,785	$64,182	$80,965
Total Return Bond Fund	2023	$76,742,003	$17,077,254	$8,036,992
	2022	$92,491,890	$22,281,402	$14,216,829
	2021	$96,284,021	$17,522,597	$16,402,145
Ultra Short Duration Fund	2023	$1,421,922	$330,393	$180,007
	2022	$2,364,218	$287,761	$292,728
	2021	$2,112,403	$90,487	$260,012
World Equity Income Fund	2023	$320,156	$142,957	$27,875
	2022	$355,927	$97,942	$39,180
	2021	$350,857	$121,284	$41,994
*
Pursuant to expense limitation agreements, the Investment Managers are entitled to recoup any fees the Investment Managers waived and Fund expenses that the Investment Managers reimbursed for a period of 36 months following such fee waivers and expense reimbursements. Please refer to the notes to the financial statements included in each Fund’s most recent annual report for more information.
Sub-Advisers

Security Investors has entered into the Subadvisory Agreement with its affiliate, GPIM, located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, to provide investment advisory services to the Municipal Income Fund. Pursuant to this Agreement, the Sub-Adviser furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and Security Investors. For such services, Security Investors pays GPIM an annual fee equal to one-half of the management fee, net of any waivers. Security Investors paid the Sub-Adviser $66,161, $76,240 and $55,019 for its services for the Funds' fiscal years ended September 30, 2023, September 30, 2021, and September 30, 2020.
Code of Ethics

The Trust, the Investment Managers and the Distributor have  each adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Trust. Access persons may invest in securities, including securities that may be purchased or held by the Trust, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Trust and Investment Managers and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Trust or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Managers, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Funds; (2) is being purchased or sold by the Trust; or (3) is being offered in an initial public offering. Portfolio managers, research analysts, and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or other fund managed by an affiliated investment adviser trades in that security. Any material violation of the Code of
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Ethics is reported to the Board of the Trust. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.
Portfolio Managers

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Compensation—The Investment Managers compensate portfolio managers for their management of a Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of the Investment Managers are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. The Investment Managers’ deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of Fund(s) managed by the particular portfolio manager. The value of the Fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). As discussed below, a portfolio manager’s ownership of shares of a Fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such Fund over other Funds or other accounts.
Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of the end of the Funds' most recently completed fiscal year, the Portfolio Managers are responsible for the management of certain other accounts, as follows:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Adam J. Bloch	21	$38,292	5	$3,132	40	$18,434
Steven H. Brown	19	$39,437	5	$3,132	40	$18,434
Michael Chong	2	$400	2	$8	0	$0
Kris L. Dorr	4	$1,245	0	$0	0	$0
Evan Einstein	2	$152	0	$0	0	$0
Thomas J. Hauser	5	$1,342	55	$8,668	25	$11,023
Burak Hurmeydan	16	$1,201	0	$0	0	$0
Christopher Keywork	2	$1,084	1	$379	0	$0
Allen Li	2	$525	0	$0	0	$0
Douglas Makin	7	$381	0	$0	0	$0
Chris Phalen	7	$894	0	$0	0	$0
Samir Sanghani	6	$657	2	$8	0	$0
James P. Schier	7	$894	0	$0	1	$7
Evan Serdensky	15	$38,131	3	$1,639	38	$17,579
Farhan Sharaff	24	$1,818	2	$8	0	$0
Gregg Strohkorb	7	$894	0	$0	0	$0
David G. Toussaint	7	$894	0	$0	0	$0
Anne B. Walsh	19	$39,437	4	$2,496	47	$107,167
John Walsh	2	$222	0	$0	0	$0
Qi Yan	8	$504	0	$0	0	$0
The following table identifies, as of the end of the Funds' most recently completed fiscal year, the number of, and total assets of, the registered investment companies, pooled investment vehicles and accounts with respect to which the advisory fee is based on performance.
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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Adam J. Bloch	0	$0	3	$1,727	1	$102
Steven H. Brown	0	$0	3	$1,727	1	$102
Thomas J. Hauser	1	$36	36	$6,325	7	$637
Christopher Keywork	0	$0	1	$379	0	$0
Evan Serdensky	0	$0	1	$227	1	$102
Anne B. Walsh	0	$0	3	$1,727	1	$102
Portfolio Manager Ownership of Fund Shares—The table below sets forth the dollar range of shares of a Fund beneficially owned by each portfolio manager of such Fund as of September 30, 2023. If no holdings are shown for a portfolio manager, the portfolio manager did not beneficially own shares of the Fund as of such date. These amounts may reflect Fund shares awarded to the portfolio manager under the Investment Managers’ deferred compensation program described above.
Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Funds
Adam J. Bloch	Core Bond Fund	$10,001-$50,000
	Limited Duration Fund	$10,001-$50,000
	Macro Opportunities Fund	$100,001-$500,000
	Total Return Bond Fund	$100,001-$500,000
Steven Brown	Core Bond Fund	$100,001-$500,000
	Total Return Bond Fund	$100,001-$500,000
	Macro Opportunities Fund	$50,001-$100,000
Thomas Hauser	Floating Rate Strategies Fund	$100,001-$500,000
	High Yield Fund	$100,001-$500,000
Burak Hurmeydan	Alpha Opportunity Fund	Over $1,000,000
Allen Li	Municipal Income Fund	$10,001-$50,000
Douglas Makin	World Equity Income Fund	$1-$10,000
Samir Sanghani	Alpha Opportunity Fund	$100,001-$500,000
James Schier	SMid Cap Value Fund	$50,001-$100,000
Farhan Sharaff	SMid Cap Value Fund	$50,001-$100,000
David G. Toussaint	Large Cap Value Fund	$100,001-$500,000
	Small Cap Value Fund	$100,001-$500,000
	SMid Cap Value Fund	$50,001-$100,000
Anne B. Walsh	Core Bond Fund	$50,001-$100,000
	Floating Rate Strategies Fund	$100,001-$500,000
	Limited Duration Fund	$100,001-$500,000
	Macro Opportunities Fund	$100,001-$500,000
	Total Return Bond Fund	$500,001-$1,000,000
Information Regarding Potential Conflicts of Interest
Potential Conflicts Related to the Sale of Fund Shares. The Investment Managers, their affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. The Funds and/or an Investment Manager or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds over other funds or financial products.
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To the extent permitted by applicable law, the Investment Managers and their affiliates and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of the assets of an Investment Manager or its affiliates or amounts payable to an Investment Manager or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Funds over other funds or financial products.
Potential Conflicts Related to Management of the Funds by the Investment Managers.
The following are descriptions of certain conflicts, financial or otherwise, that the Investment Managers and their employees may have in managing the Funds. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Investment Managers, their affiliates, or their respective clients. To address these and other actual or potential conflicts, the Investment Managers and the Funds have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Investment Managers’ fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Investment Managers’ affiliates and are not employees or clients of the Investment Managers.
Additional information about potential conflicts of interest regarding the Investment Managers is set forth in each Investment Manager’s Form ADV. A copy of Part 1 and Part 2A of each Investment Manager’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Investment Managers and Their Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Investment Managers are affiliates of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Investment Managers (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Investment Managers in managing the Funds.
For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Investment Managers, their affiliates and their respective other clients, on the other hand. The Investment Managers and their affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Investment Managers or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Investment Managers and their affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Investment Managers’ clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund. Such activities could affect the prices and availability of the securities and instruments that a Fund holds or that an Investment Manager seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Funds.
These Other Business Activities may create other potential conflicts of interests in managing the Funds, may cause the Funds to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund’s participation in an investment opportunity that the Funds’ portfolio managers view to be favorable. As a result, activities and dealings of the Investment Managers and their affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit an Investment Manager, its affiliates or other client accounts.
Investment Managers’ and Their Affiliates’ Activities on Behalf of Other Clients. The Investment Managers and their affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities
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for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Investment Managers, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Funds and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Funds. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Funds. Regardless of the similarity in investment objectives and strategies between the Funds and Other Clients, the Investment Managers may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Funds, and the Funds and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. These practices, limitations and conflicts may be disadvantageous to the Funds and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Funds may also vary from those of Other Clients. In some cases, the Investment Managers or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Funds (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Funds or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Funds. The Investment Managers on behalf of the Funds or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Investment Managers will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Investment Managers may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Funds and other clients. These potential conflicts of interests between the Investment Managers’ clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Investment Manager Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Investment Managers, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Investment Managers, their related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Investment Managers’ ultimate parent company. Sammons has relationships with the Investment Managers and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Investment Managers and, accordingly, pay the Investment Managers a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Investment Managers and the largest individual source of annual advisory fees paid to the Investment Managers.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Investment Managers (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Investment Managers. Guggenheim Related Persons from time
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to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Investment Managers have invested or will invest on behalf of their clients or to which the Investment Managers have provided or will provide financing on behalf of their clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Investment Managers’ clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Investment Manager and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Investment Managers on behalf of their clients. The Investment Managers do not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Investment Managers in managing the Funds and could create an incentive for an Investment Manager to favor the interests of these companies over its clients. These incentives are more pronounced where an Investment Manager has multiple relationships with the client. For example, the Investment Managers have invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Investment Manager clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Funds and other clients of the Investment Managers. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Investment Managers on behalf of the Funds and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Investment Managers may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Investment Managers may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Funds. In addition, the Investment Managers may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Investment Managers mitigate potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Investment Managers’ pecuniary or investment interests (or those of their respective employees or affiliates). The Funds and the Investment Managers also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Investment Managers and their affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Funds, and such Other Clients could be viewed as being in competition with the Funds for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Funds may vary from those of the Other Clients, and the Investment Managers may face potential conflicts of interest because the Investment Managers may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by an Investment Manager, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When an Investment Manager believes that it can effectively obtain best
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execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Investment Managers have implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, an Investment Manager will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, an Investment Manager may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Investment Managers allocate transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client accounts in which the Investment Managers and their affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Funds may devote as much time to the Funds as the Investment Managers deem appropriate to perform their duties in accordance with reasonable commercial standards and the Investment Managers’ duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Funds may have no interest. As a result of these separate business activities, an Investment Manager may have conflicts of interest in allocating management time, services and functions among the Funds and Other Business Activities or Other Clients in that the time and effort of the Funds’ portfolio managers would not be devoted exclusively to the business of the Funds.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Investment Managers and their affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Investment Managers will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, an Investment Manager may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Funds’ Investments. Fund assets are valued in accordance with the Funds’ valuation policy and procedures and Investment Managers’ Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures. The valuation of a security or other asset for the Funds may differ from the value ascribed to the same asset by affiliates of an Investment Manager (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Funds’ procedures or may have access to different information or pricing vendors or use different models or techniques. The Investment Managers have been designated as the valuation designee to perform fair value determinations for the Funds with respect to all Funds’ investments and may face a potential conflict with respect to such valuations.
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Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Funds may invest in other funds sponsored, managed, advised or sub-advised by the Investment Managers. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Funds. As disclosed in the Prospectus and this SAI, the Investment Managers have agreed to waive certain fees associated with these investments, which will reduce, but will not eliminate, these types of conflicts. In other circumstances, the Investment Managers may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Investment Managers that will be compensated for such services.
Potential Conflicts Associated with the Investment Managers and Their Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions. The Investment Managers may, to the extent permitted under applicable law, effect client cross transactions where an Investment Manager causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because an Investment Manager represents the interests of both the selling account and the buying account in the same transaction, and the Investment Manager could seek to treat one party to the cross transaction more favorably than the other party. The Investment Managers have policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Investment Managers’ fiduciary duties and obligation to seek best execution and applicable rules.
Investment Managers and Their Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, an Investment Manager may cause the Funds to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) an Investment Manager or one of its affiliates. Such investments may include (i) investments that an Investment Manager or one of its affiliates originated, arranged or placed, (ii) investments in which the Investment Managers’ affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Investment Managers’ affiliate represented the buyer or seller); (iii) investments where an Investment Manager or its affiliates provided other services to a transaction participant or other third party, (iv) investments where an Investment Manager or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by an Investment Manager or its affiliates, investment funds or pools managed by an Investment Manager or its affiliates or assets or obligations managed by an Investment Manager or its affiliates. Commissions, fees, or other remuneration payable to an Investment Manager or its affiliates in these transactions may present a potential conflict in that the Investment Manager may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Investment Managers may cause the Funds to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Investment Managers, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Investment Managers’ affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Investment Managers’ clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of an Investment Manager, or an Investment Manager’s advisory client is a lender or financing provider to an Investment Manager or its affiliates (including a parent), a potential conflict may exist as the Investment Manager may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Investment Managers’ affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
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Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Investment Managers but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Funds’ investment programs, these funds may reduce capacity otherwise available to the Funds.
To the extent permitted by applicable law, the Investment Managers and their affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to portfolio holdings of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Some of the Investment Manager's employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which a Fund invests. These services are separate from the services the Investment Managers render to the Fund and may thus create conflicts.
Certain professionals, including investment professionals, of an Investment Manager may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between the Investment Managers and the affiliates, present potential conflicts of interest, including those described herein.
Present and future activities of the Investment Managers and their affiliates (and the role and relationships of the Investment Managers’ personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such Fund or fund over other advisory clients, including other funds.
Proxy Voting

The Board has delegated to the applicable Investment Manager with discretion over Fund investments  the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings.
Certain funds of the Guggenheim Family of Funds (“investing fund”), such as a Fund, may invest in other funds of the Guggenheim Family of Funds (“underlying fund”), including another Fund, and as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate. The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate.
As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting).
With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds
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are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund.
In addition, a Fund may be required by regulation to vote its shares of another fund registered under the 1940 Act in the same proportion as the vote of all other holders of shares of such Fund.
Security Investors—The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term economic interests of its clients. The Investment Manager will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients.
Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits, are outside the scope of the Procedures.
The Investment Manager utilizes the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The Investment Manager reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation.
In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. ISS will employ these Guidelines based on account set up instructions received from the Investment Manager. For proposals not addressed by the Guidelines, the Investment Manager will determine how to vote the proxy. For proposals where the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines, the investment team will consult the Proxy Voting Advisory Committee (the “PVAC”), comprising of representatives from investment management, compliance, risk, operations and legal to determine that overriding ISS’s vote recommendation is in the best interest of the client and that no conflicts of interest exists. The vote entered by the Investment Manager may be different from ISS’s proprietary voting policy if it is determined to be in the best interest of the client. If the investment team(s) responsible and the PVAC determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team with approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
The Investment Manager occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the provision of services or products by the Investment Manager’s affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Investment Manager or its affiliates and proponents of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the relevant company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. At times, ISS may have a conflict of interest because it also sells corporate governance services to companies whose proxies it analyzes.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager will seek to resolve the conflict in any of the following manners:
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•
Refer Proposal to the Client - the Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•
Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
•
Abstaining from voting.
•
Use another Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, the Investment Manager may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).
•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, the Investment Manager may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).
The method selected by the Investment Manager to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
In certain instances, proxy voting involves logistical issues which affect the Investment Manager’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information.
The Investment Manager will provide clients with a copy of its Procedures upon written request and will make specific voting information relating to a client available to that client upon written request.
GPIM—The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. The Investment Manager will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.
The Investment Manager has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, the Investment Manager will assess the Procedures to determine which Guidelines will be followed. The Investment Manager reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the ISS Guidelines, the reasons will be documented in writing by the Investment Manager.
The Investment Manager seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless whether the issuer, a third party, or both solicit the Investment Manager’s vote.
In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. The Investment Manager will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines.
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(1)
Proposals not addressed by Guidelines: ISS will notify the Investment Manager of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the investment team(s) responsible, together with the Proxy Voting Advisory Committee (“PVAC”), comprising of representatives from investment management, compliance, risk operations and legal, determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
(2)
Proposal to be voted contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the investment team will consult with the PVAC to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the Investment Manager will override the proposal from ISS in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
The Investment Manager occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the Investment Manager or an affiliate of the Investment Manager provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of the Investment Manager or its affiliate has a personal relationships with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team(s) will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. In certain cases, the Investment Manager occasionally engages and appoints an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to a Fund.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager will seek to resolve the conflict in any of the following ways, as recommended by the PVAC:
•
Refer Proposal to the Client - The Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•
Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
•
Abstain from voting.
•
Use another Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, the Investment Manager may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).
•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, the Investment Manager may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).
The method selected by the PVAC to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
In certain instances, proxy voting involves logistical issues which affect the Investment Manager’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information.
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Clients may obtain information about how the Investment Manager voted proxies on their behalf by contacting the Investment Manager.
The Funds are required to file Form N-PX with the SEC with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.
Distributor

Guggenheim Funds Distributors, LLC (the “Distributor”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.
The Distributor receives a maximum commission on sales of Class A shares of 4.75% (which applies to the Guggenheim Equity Funds) and allows a maximum sales charge percentage reallowable to dealers of 4.00% on Fund shares sold (which also applies to the Guggenheim Equity Funds). For the Guggenheim Fixed Income Funds, the Distributor receives a maximum commission on sales of Class A shares of 4.00% and allows a maximum sales charge percentage reallowable to dealers of 3.25% on Fund shares sold. These amounts may vary by Fund. The maximum sales charge percentage reallowable to dealers is the same for all dealers, but the Distributor at its discretion may increase the amount for specific periods.
The Distributor does not receive any compensation from the Funds for the distribution of Class R6 shares and Institutional class shares.
For the Funds' three most recently completed fiscal years, the Distributor (1) received gross underwriting commissions on Class A and Class P shares, (2) retained net underwriting commissions on Class A and Class P shares, and (3) received contingent deferred sales charges on redemptions of Class A and/or Class C shares in the amounts set forth in the tables below.
Fund	Guggenheim Funds Distributors, LLC—Gross Underwriting Commissions
	2023	2022	2021
Alpha Opportunity Fund	$137	$97	$114
Core Bond Fund	$88,620	$53,116	$132,591
Floating Rate Strategies Fund	$114,154	$269,348	$83,856
High Yield Fund	$23,896	$22,280	$54,611
Large Cap Value Fund	$8,964	$5,352	$9,508
Limited Duration Fund	$862,944	$844,441	$3,774,149
Macro Opportunities Fund	$116,388	$241,310	$880,416
Market Neutral Real Estate Fund	$0	$155	$0
Municipal Income Fund	$25,790	$43,341	$38,603
Risk Managed Real Estate Fund	$7,429	$46,334	$14,233
Small Cap Value Fund	$502	$740	$946
SMid Cap Value Fund	$80,026	$59,520	$75,967
StylePlus—Large Core Fund	$13,506	$19,036	$34,667
StylePlus—Mid Growth Fund	$10,224	$16,002	$10,970
Total Return Bond Fund	$677,498	$334,080	$1,351,609
Ultra Short Duration Fund	$0	$0	$0
World Equity Income Fund	$5,255	$6,301	$7,732

Fund	Guggenheim Funds Distributors, LLC—Net Underwriting Commissions
	2023	2022	2021
Alpha Opportunity Fund	$97	$97	$114
Core Bond Fund	$12,110	$7,925	$12,067
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Fund	Guggenheim Funds Distributors, LLC—Net Underwriting Commissions
	2023	2022	2021
Floating Rate Strategies Fund	$7,606	$4,738	$10,939
High Yield Fund	$4,712	$4,560	$11,139
Large Cap Value Fund	$4,350	$3,220	$5,551
Limited Duration Fund	$2,175	$3,129	$25,983
Macro Opportunities Fund	$9,689	$29,763	$60,962
Market Neutral Real Estate Fund	$0	$24	$0
Municipal Income Fund	$2,997	$271	$605
Risk Managed Real Estate Fund	$1,170	$7,983	$2,463
Small Cap Value Fund	$380	$612	$664
SMid Cap Value Fund	$25,520	$21,757	$27,775
StylePlus—Large Core Fund	$7,806	$11,403	$13,970
StylePlus—Mid Growth Fund	$4,865	$5,372	$9,225
Total Return Bond Fund	$46,439	$39,928	$151,420
Ultra Short Duration Fund	$0	$0	$0
World Equity Income Fund	$2,932	$3,305	$4,708

Fund	Guggenheim Funds Distributors, LLC—Compensation on Redemptions
	2023	2022	2021
Alpha Opportunity Fund	$0	$0	$0
Core Bond Fund	$4	$156	$272
Floating Rate Strategies Fund	$859	$151	$509
High Yield Fund	$0	$0	$25
Large Cap Value Fund	$32	$0	$0
Limited Duration Fund	$2,165	$17,977	$14,909
Macro Opportunities Fund	$0	$6,821	$1,506
Market Neutral Real Estate Fund	$0	$4	$174
Municipal Income Fund	$0	$0	$0
Risk Managed Real Estate Fund	$0	$285	$371
Small Cap Value Fund	$25	$176	$0
SMid Cap Value Fund	$81	$56	$0
StylePlus—Large Core Fund	$0	$1	$0
StylePlus—Mid Growth Fund	$8	$4	$1
Total Return Bond Fund	$11,123	$4,923	$9,109
Ultra Short Duration Fund	$0	$0	$0
World Equity Income Fund	$0	$0	$397
The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
Each Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.
Portfolio Turnover

Portfolio turnover rates can vary greatly from year to year, as well as within a particular year. In the fiscal year ended September 30, 2023, Guggenheim Small Cap Value Fund experienced a significant increase in portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year, which was primarily attributable to redemption activity during the period.
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Portfolio Brokerage and Investment Allocation

Below is a summary of brokerage allocation policies for the Investment Managers. The Investment Managers are responsible for purchasing and selling securities and other assets for each Fund they advise (or sub-advise, if applicable).
Security Investors
Security Investors makes investment decisions for each Fund it advises, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. Security Investors has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among each Fund it advises and Security Investors’ other clients fairly and equitably.
Security Investors has discretionary trading authority on behalf of each Fund it advises (and its other clients) and has a duty to each such Fund (and its other clients) to seek the best available net price and most favorable execution for portfolio transactions. In selecting a broker or dealer for each transaction, the Security Investors uses its judgment to choose the broker or dealer most capable of providing the range and quality of brokerage services necessary to obtain the best available net price and most favorable execution based on a range of factors. In furtherance of seeking the most favorable execution, Security Investors has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, Security Investors consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in Security Investors' opinion, have financial stability and a positive reputation in the industry. The factors that Security Investors may consider include, but are not limited to, prior experiences with broker-dealers, the size of the particular transactions, the financial condition of the broker-dealer and its execution capabilities, the potential impact on the marketplace and other factors deemed appropriate by the Security Investors. Accordingly, Security Investors is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund Shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for a Fund. Security Investors and its affiliates do not currently participate in soft dollar arrangements.
Security Investors may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is consistent with its duties to the Trust. Although Security Investors’ investment decisions for a Fund will be made independently from investment decisions for any other client account, investments for a Fund may also be considered appropriate for other client accounts. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. Security Investors will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Fund and other client accounts involved. When feasible, Security Investors will allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, Security Investors may use various forms of pro rata or other methods of allocation that are considered to be consistent with Security Investors’ established policies and procedures. Allocations for initial public offerings ("IPOs") are typically handled in the same manner as any other aggregated trade, however, Security Investors will attempt to allocate IPOs among appropriate client accounts on a pro rata basis, subject to certain adjustments.
Guggenheim Partners Investment Management
GPIM makes investment decisions for each Fund it advises (or sub-advises, if applicable), selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. GPIM has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Funds it advises (or sub-advises, if applicable) and GPIM’s other clients fairly, equitably and in a non-preferential manner over time.
GPIM has discretionary trading authority on behalf of the Funds it advises (or sub-advises, if applicable) and it’s other clients, and has a duty to each of those Funds (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of seeking the most favorable execution, GPIM has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions
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may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, GPIM consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in GPIM’s opinion, have financial stability and a positive reputation in the industry. When reviewing brokers, GPIM may consider, including, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. GPIM uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most favorable execution for its client under the circumstances. Accordingly, GPIM is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. GPIM and its affiliates do not currently participate in soft dollar arrangements.
GPIM may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is in the best interests of all participating clients and is in furtherance of its duty to seek best execution. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. When aggregating trades, GPIM will continue to seek: to achieve best execution; to treat all participating clients fairly; and to ensure participating clients pay the same price, net of transaction costs. GPIM will allocate orders objectively and in a fair and equitable manner in relation to the objectives, investment strategies, account constraints and restrictions, and relative exposure to asset classes of the Funds and other client accounts involved. Generally, GPIM will allocate these orders pro rata among participating clients. In some cases, GPIM may use various other methods of allocation that are considered to be consistent with GPIM’s established policies and procedures.
The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. The table below sets forth the brokerage fees paid by the Funds during the Funds' three most recently completed fiscal years:
Fund	Year	Fund Total Brokerage Commissions Paid
Alpha Opportunity Fund	2023 2022 2021	$37,718 $34,137 $21,911
Floating Rate Strategies Fund	2023 2022 2021	$15,776 $15,997 $23,967
High Yield Fund	2023 2022 2021	$1,175 $13 $4,059
Core Bond Fund	2023 2022 2021	$3,404 $4,392 $7,573
Large Cap Value Fund	2023 2022 2021	$11,901 $17,781 $11,166
Limited Duration Fund	2023 2022 2021	$4,189 $24,131 $32,000
Macro Opportunities Fund	2023 2022 2021	$138,134 $163,118 $149,683
Market Neutral Real Estate Fund	2023 2022 2021	$12,396 $26,720 $129,517
Municipal Income Fund	2023 2022 2021	$4,522 $2,497 $1,623
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Fund	Year	Fund Total Brokerage Commissions Paid
Risk Managed Real Estate Fund	2023 2022 2021	$84,143 $221,522 $327,893
Small Cap Value Fund	2023 2022 2021	$6,158 $7,740 $5,873
SMid Cap Value Fund	2023 2022 2021	$237,362 $407,989 $363,101
StylePlus—Large Core Fund	2023 2022 2021	$20,579 $22,069 $12,414
StylePlus—Mid Growth Fund	2023 2022 2021	$12,244 $13,048 $8,355
Total Return Bond Fund	2023 2022 2021	$38,109 $207,544 $115,466
Ultra Short Duration Fund	2023 2022 2021	$0 $1,812 $12,801
World Equity Income Fund	2023 2022 2021	$51,518 $54,559 $64,161
During such fiscal years, no Fund paid any brokerage commissions to any broker that is an affiliated person of the Fund or any affiliated person of that person, or an affiliated person of which is an affiliated person of the Fund, its principal underwriter, or the Investment Managers. For the fiscal year ended September 30, 2023, no Fund paid any of its aggregate brokerage commissions to, or transacted any of their transactions through, any such broker. For the fiscal year ended September 30, 2023, no Fund or its Investment Manager, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to a broker because of research services provided.
The Funds contemplate that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Managers and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.
Securities of Regular Broker-Dealers

In certain cases, a Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that its Investment Manager uses to effect brokerage transactions for the Fund. As of the end of the Funds’ most recently completed fiscal year, the following Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amounts shown below:
Fund	Issuer/Regular Broker-Dealer	Aggregate Amount of Securities Owned
High Yield Fund	Citigroup, Inc.	$756,092
	Goldman Sachs Group, Inc.	$469,470
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Fund	Issuer/Regular Broker-Dealer	Aggregate Amount of Securities Owned
Core Bond Fund	Bank of America Corp.	$3,027,367
	Jefferies Financial Group, Inc.	$3,094,096
	JPMorgan Chase & Co.	$6,205,578
	Mizuho Financial Group, Inc.	$2,064,835
	Wells Fargo & Co.	$2,838,382
Large Cap Value Fund	Bank of America Corp.	$726,446
	Goldman Sachs Group, Inc.	$342,661
	Jefferies Financial Group, Inc.	$446,080
	JPMorgan Chase & Co.	$845,177
	Wells Fargo & Co.	$295,867
Limited Duration Fund	JPMorgan Chase & Co.	$13,141,295
	Morgan Stanley	$329,179
	Wells Fargo & Co.	$10,567,514
Macro Opportunities Fund	Bank of America Corp.	$17,164,090
	Citigroup, Inc.	$38,929,979
	Goldman Sachs Group, Inc.	$16,767,520
	JPMorgan Chase & Co.	$16,149,519
	Mizuho Financial Group, Inc.	$9,685,057
	Wells Fargo & Co.	$22,488,719
SMid Cap Value Fund	Jefferies Financial Group, Inc.	$4,497,615
StylePlus—Large Core Fund	Goldman Sachs Group, Inc.	$584,044
	JPMorgan Chase & Co.	$203,318
Total Return Bond Fund	Bank of America Corp.	$60,256,967
	Citigroup, Inc.	$51,943,514
	Goldman Sachs Group, Inc.	$34,699,968
	Jefferies Financial Group, Inc.	$54,777,911
	JPMorgan Chase & Co.	$74,139,163
	Mizuho Financial Group, Inc.	$32,047,783
	Morgan Stanley	$917,715
	Wells Fargo & Co.	$48,237,894
Ultra Short Duration Fund	Citigroup, Inc.	$2,539,724
	Goldman Sachs Group, Inc.	$2,591,108
	Morgan Stanley	$2,402,390
World Equity Income Fund	Citigroup, Inc.	$344,258
	Goldman Sachs Group, Inc.	$355,927
How Net Asset Value Is Determined

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.
The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund.The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated each Investment Manager as the respective valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, each Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the
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1940 Act. Each Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be accurate. The Valuation Procedures and Valuation Designee Procedures may be amended and potentially adversely affected as the Funds seek to comply with regulations that apply to the valuation practices of registered investment companies.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
U.S. Government securities are valued by independent third party pricing services, the last traded fill price, or at the reported bid price at the close of business.
Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Investment Manager concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third party pricing services.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third party pricing service.
Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System are generally valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.
Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. ETFs and closed-end investment companies are generally valued at the last quoted sale price.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.
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Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The value of interest rate swap agreements entered into by a Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by a Fund are generally valued using an evaluated price provided by an independent third party pricing service.
Typically, loans are valued using information provided by independent third party pricing services that uses broker quotes, among other inputs. If the independent third party pricing service cannot or does not provide a valuation for a particular loan, or deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Investment Manager. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued by the Investment Manager.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third party pricing services are generally based on methods designed to approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, independent third party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third party pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the independent third party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. A Fund may also use third party service providers to model certain securities to determine fair market value. While a Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, a Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.
Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value a Fund’s securities and assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, a Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.
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The Guggenheim Macro Opportunities Fund may invest a portion of its total assets in shares of the Subsidiary. Every business day, the Subsidiary will offer to redeem all or a portion of its shares at the current NAV. The value of the Subsidiary's investments will affect the value of the Subsidiary's shares. The Subsidiary prices its investments by the same valuation method described above and as set forth in the Funds' Valuation Procedures and Valuation Designee Procedures.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information. For underlying funds in which the Funds may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each underlying fund’s respective prospectus.
How to Redeem Shares

Shareholders may turn in their shares, other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Managers or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
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Your name;
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Your shareholder account number;
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Fund name(s);
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Dollar amount or number of shares you would like to sell;
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Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);
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Signature of account owner(s) (not required for telephone redemptions); and
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Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
In addition to the rights expressly set forth in the Prospectuses and this SAI, the Funds reserve the right to close your account or redeem your shares in other circumstances as may be determined by the Board or by Fund management pursuant to policies adopted by the Board. Neither the Funds, the Investment Managers (or their affiliates), nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption. The Board may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances, such as when it has determined that a particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund or failure to so redeem may have materially adverse consequences to other shareholders. Involuntary redemptions in any case may be in cash or in-kind.
Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of
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derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions, unless paid in-kind (see below), will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Funds' account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”).
Redemptions In-Kind—Each Fund reserves the right to use redemptions in-kind at all times, including during stressed conditions or other circumstances. A Fund may satisfy a redemption request by distribution in-kind of securities for a variety of purposes, such as tax management and liquidity risk management, as well as in instances of large redemptions. A Fund may also satisfy redemption requests entirely through redemptions in-kind upon the request of a shareholder. In each case, such redemption in-kind would be effected in accordance with the 1940 Act and rules thereunder.
The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. As described above, the Funds reserve the right, in their discretion, to satisfy other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in-kind”). The securities distributed in such a redemption in-kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Fund portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, as deemed warranted or appropriate, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.
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In the event a shareholder were to receive a redemption in-kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.
Telephone Redemptions—The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Funds at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Funds.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
How to Exchange Shares

Shareholders of the Funds may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Transparent Value Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Funds, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class C, Institutional Class, Class P and Class R6 shares of the Funds may be exchanged for Class A, Class C, Institutional Class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional Class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges. Class A shares of the Ultra Short Duration Fund may be subject to a contingent deferred sales charge if acquired by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. Please refer to the applicable Prospectus for more information.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
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Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.
Exchange By Telephone—A shareholder, of each class of shares, , other than Class P shares, may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.
Dividends and Taxes

According to each Fund's policy, dividends are paid from net investment income at least annually for the Guggenheim Equity Funds and each month for the Guggenheim Fixed-Income Funds. In addition, each Fund distributes realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of an initial sales charge and Institutional Class shares of the Funds bear no distribution expenses, while Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them in additional Fund shares. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Maximization of tax efficiency for a specific group of investors is not a principal strategy of the Funds.
Each Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify for treatment as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies,
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net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, plus its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
If a Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
Assuming each Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
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Generally, regulated investment companies, like the Funds, typically must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid this tax, a regulated investment company must distribute in respect of each calendar year dividends of an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment company paid no federal income tax. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If a Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed investment company taxable income and gains. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are generally taxable as ordinary income. The amounts of Fund distributions are driven by federal tax requirements. A Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days as well as satisfy certain other requirements in order to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount reported as qualified dividend income by a Fund cannot exceed the aggregate amount of eligible dividends received
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by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period as well as certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be taxable to shareholders, respectively, as long-term capital gain or loss if the shares had been held for more than one year at the time of sale or redemption. Capital gain or loss on shares held as capital assets for less than one year generally will be taxable to shareholders, respectively, as short-term capital gain or loss. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. Additionally, any loss incurred on the sale or redemption of the Guggenheim Municipal Income Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original shares were disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of
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which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the Qualifying Income Test. A Fund may make certain tax elections or borrow money or dispose of securities to mitigate the effect of these tax rules and to prevent disqualification of a Fund as a RIC but there can be no assurance that these measures will be successful in this regard.
Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to their particular circumstances.
Back-up Withholding—Each Fund generally will be required to withhold federal income tax at a rate of 24% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Exempt-Interest Dividends—The Guggenheim Municipal Income Fund intends to qualify to pay exempt-interest dividends to its shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by the Fund on such tax-exempt securities. Shareholders of the Fund would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from the Fund, but an investment in the Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.
Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from the Fund. Any loss incurred on the sale or redemption of the Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.
Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of the Fund’s income consisting of such interest.
The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.
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From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.
Passive Foreign Investment Companies—Some of the Funds may invest in stocks of foreign companies that are treated under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is treated as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized (i.e., the “mark-to-market election”). If this election were made, any tax otherwise assessed at the Fund level under the PFIC rules generally would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to be subject to tax annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Funds will choose to make the mark-to-market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds' unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
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Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the IRS.
The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Market Discount—If a Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of its stated redemption price at maturity over its acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount—Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given taxable year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Uncertain Tax Treatment-A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Constructive Sales—These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
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REITs—REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed as dividends to shareholders if the REITs comply with the Code's requirements.
REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT generally do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends” but do qualify for a 20% deduction available for potential passthrough to the Fund’s shareholders through 2025. Distributions in excess of a REIT’s earnings and profits are reported as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that Fund’s distributions may also be reported as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.
Investment in Taxable Mortgage Pools (Excess Inclusion Income)—Under a notice issued in 2006 by the IRS (the "Notice"), the Code and Treasury regulations to be issued, a portion of Market Neutral Real Estate Fund's and Risk Managed Real Estate Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT. It is unlikely that these rules will apply to a Fund that employs a non-REIT investment strategy.
Investment in the Subsidiary—The Macro Opportunities Fund currently invests in the Subsidiary in order to gain exposure to commodities markets. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (the IRS) has issued a revenue ruling which holds that income derived from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. The Treasury Department has issued regulations that generally would treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution in the same taxable year out of the earnings and profits of the Subsidiary that is attributable to such income inclusion or if the Fund’s income inclusion with respect to the Subsidiary is derived in connection with the Fund’s business of investing in stocks, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury
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regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary involves specific risks.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined to be not of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of its Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Other Investment Companies—If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund.
Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).
In certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that the Funds will be required to distribute to shareholders may be greater than what such amounts would have been had the Funds directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Funds invested directly in the securities held by the underlying funds.
Foreign Taxation—Income earned and gain realized by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
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The imposition of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally require each shareholder to include in gross income from foreign sources its pro rata shares of such taxes and would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. A Fund will notify you if it makes this election.
A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”
Securities Lending—A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its stockholders. With respect to any security subject to a securities loan, any (i) amounts received by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to either qualified dividend income or income otherwise eligible for the corporate dividends received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by such Fund and, therefore, cannot be passed through to stockholders even if the Fund satisfies the requirements described in “Foreign Taxation,” above.
Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on exempt-interest dividends, gains realized on the sale of Fund shares, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
Certain properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, no assurance can be given as to whether any of a Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In the case shares of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if a Fund reports the payment as a dividend derived from qualified net interest income or as qualified short-term capital gain. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from qualified net interest income or as qualified short-term capital gains, and a portion
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of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Capital gain distributions from the fund's net long-term capital gains are also generally exempt from U.S. withholding tax.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in a Fund should consult their tax advisers in this regard.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury Department of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If Market Neutral Real Estate Fund's and Risk Managed Real Estate Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. Market Neutral Real Estate Fund or Risk Managed Real Estate Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of Market Neutral Real Estate Fund's and Risk Managed Real Estate Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The tax consequences, including the applicable rate of taxation and characterization of distributions, to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein, as well as could vary depending upon the foreign shareholder's level of current and prior ownership of Fund shares. Foreign shareholders are urged to consult their own tax advisers and, if holding Fund shares through intermediaries, their intermediaries, concerning the application of these rules as well as with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of a Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
138

Organization

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust's Declaration of Trust provides for indemnification of Trustees and officers of the Trust except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that their action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. In addition, the Trust's Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general or corporate successors) shall be held harmless from and indemnified against all loss and expense arising from such liability but only out of the assets held with respect to the particular series of which such person is or was a shareholder and from or in relation to which such liability arose. The Trust, acting on behalf of any affected series, may, at its option, assume the defense of any such claim made against such shareholder.
The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in 19 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI, the Floating Rate Strategies Fund, High Yield Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund have five classes of shares outstanding, the Ultra Short Duration Fund has two classes of shares outstanding, and each other Fund has four classes of shares outstanding. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under “How to Exchange Shares,” and certain classes of shares have conversion rights and features as described under "Sales Charges, Reductions and Waivers." In addition, shares have such subscription, preference, conversion, exchange or preemptive rights, as authorized by the Board from time to time and permitted under the Trust's organizational documents and applicable law. All shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular series or class, such as the investment advisory contract or the fundamental policies, only shares of that series or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast at a meeting of shareholders. Each Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents. The Trust’s Declaration of Trust contains provisions relating to forum selection.
Securities Lending

During the most recent fiscal year, the Funds did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.
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Custodian, Transfer Agent and Dividend-Paying Agent

The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
MUFG, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for each of the Funds pursuant to a Transfer Agency Agreement with the Trust, as amended, and acts as the administrative agent of each of the Funds pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended.
Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Virginia 22102, audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports, prepares the Funds’ federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.
Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.
Financial Statements

The audited financial statements of the Funds for the fiscal year ended September 30, 2023, including notes thereto and the report of the Funds’ independent registered public accounting firm, which are contained in the Annual Report to Shareholders for the most recently completed fiscal year, are incorporated herein by reference. A copy of a Fund’s most recent Annual Report to Shareholders may be obtained by telephoning the transfer agent at 800.820.0888 or 301.296.5100 or by visiting www.guggenheiminvestments.com. A copy of the Annual Report to Shareholders is provided to every person requesting this SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
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Appendix A: Description of Securities Ratings
STANDARD & POOR’S CORPORATION —
A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.
Issue Credit Ratings Definition
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.
•
The nature and provisions of the financial obligation, and the promise S&P imputes; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
A-1

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
A-2

SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.
Municipal Short-Term Note Ratings
An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3. Speculative capacity to pay principal and interest.
D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
A-3

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
MOODY’S INVESTORS SERVICE, INC. —
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security
A-4

ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG1 through MIG3 - while speculative grade short-term obligations are designated SG.
A-5

MIG Scale
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG Scale
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Other Rating Symbols
Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as
A-6

shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.
For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.
Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.
Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.
Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.
Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.
Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.
FITCH RATINGS, INC. —
A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
A-7

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•
the formal announcement by the issuer or their agent of a distressed debt exchange;
•
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but
•
has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
•
has not otherwise ceased operating. This would include:
•
the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•
execution of a distressed debt exchange on one or more material financial obligations.
D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
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B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A-9

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850
800.820.0888
www.guggenheiminvestments.com
EQFIMF-SAI-0124x0125

Front Cover
Statement of Additional Information
January 31, 2024 RELATING TO THE PROSPECTUS DATED January 31, 2024
Guggenheim Funds Trust (Registrant) Guggenheim Capital Stewardship Fund Class A* (GFCAX) Class C* (GFCCX) Institutional (GFCIX)
702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850 301.296.5100 800.820.0888
This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated
January 31, 2024, as it may be supplemented from time to time. The prospectus may be obtained by writing Guggenheim Funds
Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. A copy of the Fund’s Annual Report and Semi-Annual Report is available, without charge, by calling the phone numbers listed above. The audited financial statements for each Fund's fiscal year ended September 30, 2023, and the related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report for each Fund, are incorporated herein by reference.

*
Class A and Class C Shares of the Fund are not currently offered for sale.
Investment Manager Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, California 90401	Subadviser Concinnity Advisors, LP 26 Derby Lane, Irvington, NY 10533	Distributor Guggenheim Funds Distributors, LLC 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	Custodian The Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Independent Registered Public Accounting Firm Ernst & Young LLP 1775 Tysons Boulevard, Tysons, Virginia 22102

i

* The Fund’s shares are not currently available for investment by new investors, subject to exceptions as may be granted in the discretion of the Fund from time to time.
ii

General Information

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of a shareholder, must redeem its shares and pay the shareholder the next calculated net asset value (“NAV”) thereof (See “How to Redeem Shares”). On January 28, 2014, the existing series of Security Equity Fund (the “Predecessor Corporation”), a different registered open-end investment company, which was organized as a Kansas corporation, reorganized with and into corresponding “shell” series of the Trust. The fiscal year end for the Trust (and the Fund) is September 30 of each year.
The Guggenheim Capital Stewardship Fund (the “Fund”) has its own investment objective and policies. The Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) is the investment manager to the Fund and Concinnity Advisors, LP is the Fund’s sub-adviser (the “Sub-Adviser”). While there is no present intention to do so, the investment objective and policies of the Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. The Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” An investment in the Fund does not constitute a complete investment program.
As disclosed in the Prospectus, investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate the Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges, if any, or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.
Investment Methods and Risk Factors

The Fund’s principal investment strategies and the summaries of risks associated with the same are described in the “Fund Summary” and “Descriptions of Principal Risks” sections of the Fund’s Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Fund’s Summary Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to the Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Fund Summary” and “Descriptions of Principal Risks” sections of the Prospectus and in this Statement of Additional Information (“SAI”). The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Fund will not be required to do so.
Investors should be aware that economies and financial markets have recently experienced increased uncertainty and volatility because of, among other factors, geopolitical tensions, labor and public health conditions around the world, inflation and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore the Fund's investments and a shareholder’s investment in the Fund may be particularly subject to reduced yield and/or income and to sudden and substantial losses.
3

Investment objectives and policies of the Fund are described in the Prospectus. Below are additional details about the investment policies of the Fund. There are risks inherent in the ownership of any security, and there can be no assurance that the Fund's investment objective(s) will be achieved. The objective(s) and policies of the Fund, except those enumerated under “Investment Restrictions—Fundamental Policies,” may be modified at any time without shareholder approval.
The investment methods and risk factors are presented below in alphabetical order and not in the order of importance or potential exposure.
General Risk Factors—The NAV per share of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The Fund is subject to the risks associated with financial, economic and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural/environmental disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of the Fund's investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of the Investment Manager or Sub-Adviser to execute investment decisions for the Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. There is no assurance that the Fund will achieve its investment objective.
Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling, which may occur time to time, could result in increased volatility in both stock and bond markets and various adverse market and economic development. There is no assurance that the Fund will achieve its investment objective.
American Depositary Receipts (“ADRs”)—The Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Risks,” below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Asset-Backed Securities—The Fund may also invest in any level of the capital structure of “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities ("ABS") are
4

subject to risks similar to those discussed below with respect to mortgage-backed securities (“MBS”). Some of the loans or other similar debt obligations to which the Fund may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Fund to the risks of “Covenant-Lite Obligations” discussed below.
Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk. Delinquencies and losses on sub-prime and non-prime automobile loans, which are loans originated under weak underwriting standards, including those issued to borrowers with lower credit ratings and/or a shorter credit history, are subject to greater risks of delinquencies and losses. As a result, issuers of ABS backed by such loans may be adversely affected in their ability to continue to make principal and interest payments and the value of such ABS may decline significantly during market downturns.
Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.
Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.
Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.
5

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.
Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Such securities may contain elements of credit support that are designed to lessen the effect of failures by obligors on underlying assets to make payments. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. There can be no assurance that credit support of any kind will be successful in lessening the effect of failures by obligors on underlying assets to make payments or be available upon the occurrence of events adversely affecting the obligor's financial condition.
Borrowing—The Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance the Fund's ability to manage liquidity risk and to meet shareholder redemption requests.
Accordingly, the Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policy and restrictions and applicable law. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of
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300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund's policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Fund’s policies.
Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”)—A CDO is a structured finance security whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying securities, as well as the risks associated with the collateral (if any) backing such underlying securities. Multiple classes of securities (“tranches”) are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to CLOs, certain mortgage-related securities and asset-backed securities. The value of a CDO security may be affected by, among other things, changes in the market’s perception of the credit risk associated with the assets held by the related CDO issuer.
The Fund may invest in CLOs, which are another type of asset-backed security. A CLO is a special purpose entity that issues securities collateralized by a pool of primarily commercial loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more tranches that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most subordinated tranche (often referred to as the “equity” of the CLO) has the highest potential yield but also has the greatest risk relative to other tranches, as defaults on the underlying loans are borne by first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and other more junior tranches, more senior tranches can experience substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. Additionally, the market value of CLO securities can decrease because of, among other things, defaults on the CLO’s underlying assets, and market anticipation of defaults or aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be classified as illiquid investments; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Additionally, CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks which include, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the underlying assets may experience defaults; (iii) the value or quality of the underlying assets may decline and the CLO may sell such assets at a loss; (iv) the CLO itself may experience an event of default, which could result in an acceleration of debt and liquidation of its assets at a loss; (v) Fund may invest in CLO tranches that are subordinate to other tranches; and (vi) the complex structure of the CLO may not be fully understood at the time of investment or may result in the
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quality of the underlying collateral not being fully understood and may produce disputes with the parties involved in the transaction and/or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLO securities may benefit from credit enhancement in the form of a senior-subordinate structure or over-collateralization, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral or other adverse events. Additionally, certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Commercial Paper—The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks. The Fund may also invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper, which is a type of securitized commercial paper that is often used to finance purchases of assets (such as pools of trade receivables, car loans and leases, and credit card receivables) by special purpose vehicles. Asset-backed commercial paper may be rated by one or more credit rating agencies and some asset-backed commercial paper programs are supported by liquidity or similar back-up facilities. Investment in asset-backed commercial paper is subject to the risk that proceeds from the projected cash flows of the underlying assets are insufficient or unavailable to repay the commercial paper timely or at all. Asset-backed commercial paper is also subject to risks associated with the underlying assets and asset-backed securities generally as well as those associated with commercial paper. The Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
Covenant-Lite Obligations—The Fund may invest in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited
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or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, the Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Credit Derivative Transactions—The Fund may engage in credit derivative transactions. Credit default derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.
The Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.
The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk.
Cyber Security, Market Disruptions and Operational Risk—Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures, services and parties on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be
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perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.
A cyber or other operational incident could adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality of the Fund, its service providers or those of shareholders, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of the Fund (and its Investment Manager) to invest or manage the Fund’s assets.
Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders.
The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.
The Fund and its service providers, as well as exchanges and market participants through or with which the Fund or shareholders trade or invest and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.
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Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks. In addition, work-from-home arrangements by the Fund or the Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund or the Investment Manager (or their service providers) susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be appealing targets for cybersecurity threats such as hackers and malware.
Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund may invest in debt obligations with different priority of payment, such as senior (or preferred) and subordinated debt obligations, consistent with the Fund’s investment objectives. Despite the protection from subordinated debt obligations, senior debt obligations can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate debt obligations, and market anticipation of defaults. Additionally, senior debt obligations are also subject to the risk that a court could subordinate a senior debt obligation or take other action detrimental to the holders of senior debt obligations.
Environmental, Social and Governance—The Investment Manager believes that Environmental, Social, and Governance (“ESG”) criteria can meaningfully influence investment outcomes, and that careful analysis of ESG criteria is an important component in evaluating the risks associated with some of its investment strategies. For this reason, the consideration of ESG criteria is an important component of the Investment Manager’s investment philosophy and process for the Fund. Evaluating ESG criteria may lead to actions, including steering capital away from or towards companies in consideration of their ESG characteristics. Consideration of ESG criteria could also include strategically seeking investment opportunities that generate long-term value, are sustainable in nature, or advance innovative solutions to achieve positive, scalable change for society and the environment. However, the Investment Manager also acknowledges that ESG criteria deserve careful ongoing consideration and evaluation, and as such it is committed to the further development of ESG criteria as well as the process and implementation of these criteria. Over time, the Investment Manager expects that it will be increasingly positioned to fully integrate these elements into the investment policies for the Fund’s strategies.
The development of these standards is evolving over time and requires consideration on how best to evaluate the consequences of the deployed capital to support not just the implementation of robust ESG standards but also to support, encourage, and assist with the transition to a more responsible outcome by those benefiting from capital investment.
In situations where the Investment Manager believes that ESG criteria may have a material impact on an investment’s return or issuer’s financial performance across certain core investment asset classes that it invests in on behalf of the Fund as its ESG criteria develops, it will seek to weigh these criteria alongside traditional factors in making investment decisions. ESG risk is treated in the Investment Manager’s process like other risks (e.g., financial, covenant, interest rate, and liquidity) in that it allows the Investment Manager to more comprehensively assess the credit quality of a given investment and weigh this against its return potential and long-term impact. However, for various reasons, including but not limited to: (i) availability and quality of information on an issuer; (ii) accelerated timeframe to make an investment decision; (iii) an internal recommendation against an investment opportunity for compelling reasons unrelated to ESG considerations; (iv) where the investment proposed is in an issuer of securities already held by the Fund; or (v) where ESG criteria is not expected to have a material impact on an investment’s return or an issuer’s financial performance, a review of ESG criteria will not be performed for some investments or
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issuers and ESG criteria will not be considered for such issuers and investments. Such investments may still be acquired by the Investment Manager of the Fund. Core investment asset classes include fixed-income sectors such as corporate credit, structured credit, municipals, agency MBS, sovereigns, agency securities, infrastructure and project finance, and real estate finance. Assets that currently are not in scope for the evaluation of ESG criteria include, but are not limited to: derivative instruments, foreign exchange, repurchase/reverse repurchase agreements, fund-of-funds, and money market and other similar cash management vehicles. The implementation of ESG considerations for equities has not yet been formalized other than with respect to accounts that are managed according to an ESG mandate.
The Investment Manager will seek to manage assets in a way that avoids mechanistic responses to individual ESG criteria in favor of more balanced assessments incorporating the full fundamental picture and relative value considerations. Accordingly, ESG criteria and risks will not be treated as more significant or determinative than other investment risks. As part of the ESG integration process, certain research teams will document the evaluation of ESG criteria with respect to a prospective investment through assignment of an ESG rating, which will be largely based on a third-party vendor’s ESG rating, when applicable and unless a review of ESG criteria is not performed as discussed in the immediately preceding paragraph. In some circumstances applicable regulations can cause the Investment Manager to restrict specific investments based on particular ESG criteria. In certain circumstances in the future, the Investment Manager may implement restrictions or prohibitions on investments within certain industries which could be based on particular ESG criteria or other relevant factors. Those restrictions or prohibitions will be subject to change over time. As a result, the Fund may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.
The Investment Manager is a signatory to the United Nations backed Principles for Responsible Investment (“PRI”). The six PRI are a voluntary and aspirational set of investment principles that offer a menu of possible actions for incorporating ESG issues into investment practice. The PRI were developed by an international group of institutional investors reflecting the increasing relevance of ESG issues to investment practices. In becoming a signatory to the PRI, the Investment Manager seeks to adopt and implement the six principles, where consistent with its fiduciary duties to its clients. The PRI do not require the application of any specific ESG criteria or risk factors and neither the PRI or Investment Manager’s ESG policies require the exclusion of a particular industry, issuer or asset type. However, the application of the PRI or Investment Manager’s ESG policies may result in the exclusion of certain industries, issuers or asset types, which could have an adverse effect on performance.
Notwithstanding the above, the ability for the Investment Manager to identify and evaluate ESG criteria and risks is limited to the availability and quality of information on an asset or issuer. The assessments of such ESG criteria are also subjective by nature and subject to change. The Investment Manager reserves the right to change without notice its ESG assessment of an asset or issuer or the type of information that the Investment Manager uses. There is no guarantee that the ESG criteria utilized, or judgment exercised, by the Investment Manager will reflect the beliefs or values of any one particular investor or other constituent; nor will it necessarily result in enhanced performance of any asset or any portfolio. In many cases, the Investment Manager uses data and insights from third-party research to provide additional input in the analysis of ESG-related criteria within the Fund’s portfolio holdings and the broader market. Third-party research and ratings are considered as a significant, and in some cases primary, input within the ESG due diligence process, when available. However, third-party research is not determinative of ESG rating or investment decisions. Third-party information and data may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Investment Manager could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. The Investment Manager reserves the right to select a preferred vendor for ESG data and ratings, if the Investment Manager determines that such vendor’s methodology and universe are in alignment with its research needs. The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from the Fund’s portfolio, which could have an adverse effect on the performance of the portfolio.
Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own
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business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
The Fund may also invest in warrants and rights with respect to equity securities. Warrants entitle the holder to buy equity securities (notably common stock) from the issuer of the warrant at a specific price for a specific period of time. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, potentially more susceptible to sharp declines in value than the underlying security. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price and rights and warrants will expire if not exercised on or prior to the expiration date.
Equity-Linked Securities—The Fund may invest in equity-linked securities which are primarily used as an alternative means to access the securities markets of emerging market countries more efficiently and effectively. Equity-linked securities may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, while the Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Foreign Investment Risks—Investment in foreign securities involves risks and considerations in addition to the risks inherent in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are these issuers usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets typically have substantially less volume than U.S. securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable U.S. companies. Various trading risks are greater for foreign securities because foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. The Fund’s income and gains from foreign investments may be subject to non-U.S. withholding or other taxes, thereby reducing the Fund’s income and gains on such investments. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation or other adverse governmental action, limitations on the removal of funds or other assets of the Fund, political or social instability, diplomatic and other developments that could affect the investments of the Fund in those countries, including the imposition of economic sanctions. Moreover, individual foreign economies differ from the U.S. economy in such respects, among others, as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.
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Below is a more detailed summary of certain key risks associated with foreign investments and investments in certain foreign countries. Although a specific country or region may not be discussed below, the Fund may invest in or otherwise have exposure to such country or companies organized or operating in such country.
Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices may be more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to commissions or other fees that generally are higher than negotiated commissions or other fees on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions, such as delays in settlement that could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon, or cause other portfolio management or trading challenges. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In addition, foreign securities may be subject to certain trading blockages that may prevent the Fund from trading in a foreign issuer’s securities a period of time.
Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, the Fund’s investments in Australian issuers-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Asian nations and other regions or specific countries may affect the value of the Fund’s investments in Australian issuers. Australia is also prone to natural disasters such as floods, droughts and fires, and the Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Brady Bonds. The Fund may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.
U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
Canada. Investments in Canadian companies, or companies with significant operations in Canada, are subject to the risks associated with the Canadian economy and financial markets, in particular, adverse developments in international trade agreements and fluctuations in prices of certain commodities. The economic and financial integration of the United States, Canada, and Mexico through trade agreements has made, and will likely continue to make, the Canadian economy and financial market more sensitive to North American trade patterns and economic developments. As a result, the Canadian economy and financial markets are significantly impacted by economic, financial and other developments affecting the United States, which is Canada’s largest trading partner and foreign investor, and the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and Mexico and, for certain trade agreements, European Union countries and China. Further, a reduction in spending on Canadian products and services or the withdrawal from, or renegotiation of, key trade agreements would likely adversely impact the Canadian economy or investments in Canadian companies. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and, as a result, the Canadian economy and financial markets are particularly susceptible to fluctuations in certain commodity markets, such as natural resources (e.g., forest products), both domestically and internationally.
Costs. Certain expenses of the Fund’s investments in foreign securities are typically greater than those of funds investing in solely domestic securities because, among other things, the Fund may pay a higher overall cost to maintain the custody of foreign securities.
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Currency Fluctuations. Because the Fund, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers that are denominated (or pay dividends) in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. In addition, derivative instruments that provide exposure to foreign currencies may also be adversely affected in these circumstances.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the global economy. In addition, currency rates may fluctuate significantly over short periods of time for a number of reasons, including: changes in interest rates, sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; global or regional political, economic or financial events and situations; and the imposition of currency controls or tax developments in the United States or abroad. Foreign governments may from time to time take actions with respect to their currencies that could significantly affect the value of the Fund’s investments denominated in such currencies or the liquidity of such investments.
Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and will bear the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Eastern Europe. Social, political (including geopolitical), economic and other developments in Eastern Europe and Russia could have long-term potential consequences for investments in this region. Because of the global sanctions on Russia due to the ongoing Russia-Ukraine conflict, investments in Russia are prohibited or extremely restricted. Investment in the countries of Eastern Europe is highly speculative. Political and economic reforms have not yet established a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience trading securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition that does not recognize private property rights. In addition, these countries may have national policies that restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from the 1940 Act may be required. In February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other countries have imposed significant sanctions against Russia and could impose additional sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia.
Emerging Markets. The Fund may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries generally entails greater risks of loss or inability to achieve the Fund's investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated from time to time based on geopolitical conditions and include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and
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(8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to the Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default. These risks are heightened for investments in frontier markets.
The Fund’s Investment Manager (or Sub-Adviser, if applicable) has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, the Investment Manager (or Sub-Adviser, if applicable) may take into account specific or general factors that the Investment Manager (or Sub-Adviser, if applicable) deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.
Member States face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency; the absence of exchange rate flexibility; and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. These types of challenges may affect the value of the Fund’s investments.
In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Fund’s investments. Investing in euro-denominated securities or securities denominated in other European currencies entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any change in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.
The Fund’s Europe-linked investments are subject to considerable uncertainty and risk. In recent years, many European countries and banking and financial sectors have experienced significant financial and economic challenges. In addition, some European countries, including Greece, Ireland, Italy, Portugal and Spain, in which the Fund may invest, may be dependent on assistance from other governments or international organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause an economic downturn and affect the value of the Fund’s investments.
Certain European countries have experienced significant governmental debt levels and, for some countries, the ability to repay their debt may be in question, and the possibility of default may be heightened, any of which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the risk of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.
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Significant risks, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU continue to present economic and financial challenges in Europe. These countries will likely need to make further economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives intended to strengthen regulation and supervision of financial markets in the EU have been instituted, greater regulation may occur.
The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.
The Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.
Brexit—The United Kingdom ceased to be a member of the EU on January 31, 2020 (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.
Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of the Fund.
Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally subject to less stringent and uniform accounting, auditing and financial reporting standards, practices and requirements than those applicable to U.S. companies. Therefore, financial information and related audits can be unreliable and not subject to verification. Also, auditing firms in some foreign countries are not subject to independent inspection or oversight of audit quality. In addition, foreign investments are subject to various operational and settlement risks, including failures or defects of the settlement system, improper recordkeeping, and other issues that may adversely affect the Fund’s investments. Foreign companies and financial markets may also be subject to government involvement and control, which may adversely affect the Fund’s investments.
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Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions may at times limit or preclude investment in certain countries and may increase the costs and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries, such as requirements for prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may make investing in these countries less desirable or undesirable.
Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.
Market Characteristics. Foreign securities may be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States, and foreign stock markets usually have substantially less volume than U.S. markets. As a result, the Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable domestic securities, and such levels may not be sustainable. Commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. As a result, foreign securities markets may be more susceptible to market manipulation. Moreover, securities trading practices in foreign countries may offer fewer protections for investors such as the Fund and the settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States or less frequent settlement than in the United States. In addition, it is generally more difficult to obtain and enforce legal judgments against foreign issuers than against domestic issuers.
Natural Disasters. Natural disasters, public health emergencies (including pandemics and epidemics) and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which the Fund invests.
Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Foreign securities held by the Fund in many cases will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to accurately reflect the financial situation of the issuer, the Investment Manager (or Sub-Adviser, if applicable) will take steps it deems appropriate to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management, and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
Non-U.S. Withholding Taxes. The Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains on such investments.
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Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, international trade patterns, imposition or modification of foreign currency or foreign investment controls, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic or other developments, conditions or events (such as civil unrest, hostile relations, military conflicts, war and terrorism) that could affect investments in those countries.
Political, Economic and Other Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, geopolitical and economic instability of certain countries and the risks of military and other conflicts, expropriation, nationalization, seizure, confiscation of companies or assets, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, seizure, nationalization or other confiscation by any country, the Fund could lose its entire investment in the country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
As a result of any investments in non-U.S. companies, the Fund would be subject to the political and economic risks associated with investments in emerging markets. Changes in the leadership or policies of the governments of emerging market countries or in the leadership or policies of any other government that exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities that may currently exist.
Upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property represented by the securities purchased by the Fund. The claims of property owners against those governments were never settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, seized or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which the Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect the Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments (such as is currently the case against Russia), or from problems in share registration, settlement or custody, may result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to accurately predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity, valuation and performance.
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China. To the extent the Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record to include China’s treatment of some of its minorities, and competition between the United States and China. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. Events such as these and their consequences are difficult to predict and could have a negative impact on the Fund’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers. In addition, certain securities of such issuers are, or may in the future become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for investments in securities of Chinese or Chinese-related issuers.
Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into contracts with the Chinese operating company designed to provide economic exposure to the Chinese operating company. The offshore entity then issues exchange-traded shares (such as on the NYSE) that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Chinese operating company. The ability of the offshore entity to control the activities at the Chinese operating company are limited and the Chinese operating company may engage in activities that negatively impact investment value. Investments through these structures are subject to risks in addition to those generally associated with investments in China, such as breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended. In addition, these investments are also subject to the risk of inconsistent and unpredictable application of Chinese law, loss of control over the Chinese operating company and that the equity owners of the Chinese operating company may have interests conflicting with those of the non-Chinese investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities may take positions that result in increased tax liabilities. Thus, there are risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect these structures. If any of the foregoing (or similar) risks materialize, the value and liquidity of these investments could be significantly adversely affected and cause significant losses with no recourse available.
Singapore and Hong Kong. Although the economies of Singapore and Hong Kong have experienced growth and development, they were in the past, and may in the future be, subject to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of the Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Japan, China, and certain European countries may also affect the value of the Fund’s investments. During recent periods, the region’s exports and foreign investments experienced significant difficulties. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between China and Hong Kong may present a risk to the Fund’s investment in Hong Kong.
Futures, Options and Other Derivative Transactions—
Futures and Options on Futures. The Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign
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currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, but not the obligation, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on national futures exchanges regulated by the CFTC, which reduces the risk that the Fund will be unable to close out a futures contract or option on a futures contract.
The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager (or Sub-Adviser, if applicable) to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. The Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing the Fund’s investment objective and except as restricted by the Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
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The Fund may write call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When the Fund writes such an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised and requires physical delivery, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised and requires physical delivery, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Forwards. The Fund may engage in forward contracts, including non-deliverable forwards. Non-deliverable forwards are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. The Fund typically will use non-deliverable forwards for hedging purposes, but may also use such instruments to increase income or investment gains. The use of forwards for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in the transactions discussed above. See “Legislation and Regulation Risk related to Derivatives and Certain Other Instruments” below.
Guaranteed Investment Contracts (“GICs”)—The Fund may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.
Hybrid Instruments—The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil
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company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Credit-Linked Notes. The Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds its exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
The Fund may also invest in credit-linked notes and credit risk transfer securities (which may be referred to as structured agency credit risk debt instruments) issued by government sponsored enterprises or related organizations, such as Fannie Mae and Freddie Mac, or a special purpose vehicle sponsored by these enterprises or organizations. Investments in these instruments are subject to the types of risks associated with mortgage and other asset-backed securities, and may be particularly sensitive to these risks as a result of the tranche of notes in which the Fund invests. In addition, these investments are unsecured and non-guaranteed notes whose principal payments are determined by the delinquency and principal payment performance of a reference pool, typically consisting of recently acquired single-family mortgages from a specified period, and are not backstopped by the federal government or obligations of the government sponsored enterprise. Where a special purpose vehicle issues the credit-linked note, it may enter into a credit default swap or similar instrument with the related government sponsored enterprise. Such a swap is subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
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Structured Notes. The Fund is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps, the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur wherein the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. Other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Investments by Large Shareholders—Shares of the Fund are offered as an investment to certain investors capable of purchasing a large percentage of Fund shares. The Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
The Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. The Fund's performance may also be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of the Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of the Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Legislation and Regulation Risk Related Derivatives and Certain Other Instruments—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Manager, the Sub-Adviser and others) are continuously changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Fund, its investment strategy and performance is difficult to predict.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Investment Manager must consider the effect of these limits in managing the Fund. In addition, the CFTC has position limits rules that establish certain limits for specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent. These position limits may adversely affect market liquidity of the futures, options and economically equivalent derivatives in which the Fund may enter. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations may adversely affect the operations and performance of the Fund.
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The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund's potential securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and other relevant categories of transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the performance of the Fund.
These and other regulatory changes may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of the Fund’s investments and cost of doing business, which would adversely affect the performance of the Fund.
The Trust or the Investment Manager, on behalf of the Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Fund and the Investment Manager (or Sub-Adviser, if applicable) are not subject to registration or regulation as a commodity pool or CPO with respect to the Fund. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund or its Investment Manager may incur additional expenses.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
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Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Investment Manager will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Lending of Portfolio Securities—For the purpose of realizing additional income, the Fund may make secured loans of Fund securities. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral (or combination thereof) as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss, which depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
Leverage—The Fund may use leverage. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.
Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund’s policies. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in certain transactions that create leverage. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Reference Rates and LIBOR Replacement—The London Interbank Offered Rate (“LIBOR”) was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased.
Various financial industry groups have been planning for the LIBOR transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments, or other reference rates based on SOFR). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that contracts based on such new and developing alternative reference rates will have the same volume or liquidity as did LIBOR-based contracts. These relatively new and developing rates may also behave differently than LIBOR would have or may not match the reference rate
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applicable to the underlying assets related to these investments. Investments in structured finance investments, loans, debt instruments or other investments tied to reference rates are also subject to operational risk associated with the alternative reference rate, such as errors in the input data or in the calculation of reference rates.
Any of the foregoing developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of the uncertainty and developments relating to the transition process and these relatively new and developing rates replacing LIBOR, performance, price volatility, liquidity and value of the Fund and its assets may be adversely affected.
Liquidity and Valuation—Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in OTC markets, may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances, legal or regulatory changes or other governmental policies, or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell such investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the investments, sell other investments or forgo another more attractive investment opportunity. Subject to its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. However, liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.
Pursuant to Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under Rule 22e-4, investments that the Fund reasonably expects can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment are not considered “illiquid” investments for purposes of this limitation on illiquid investments, even if the sale or disposition is reasonably expected to settle in more than seven calendar days. As required by the Liquidity Rule, the Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the Fund’s “liquidity risk” (defined in the Liquidity Rule as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Consistent with the Liquidity Rule, among other things, the Liquidity Program provides for classification of each portfolio investment of the Fund into one of four liquidity categories (including “illiquid investments,” discussed above). These liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund’s investments in accordance with the Liquidity Program. Liquidity classifications under the Liquidity Program also reflect consideration of whether trading varying portions of a position, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect the position’s liquidity, and if so, that fact is taken into account when classifying the investment’s liquidity.
In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under the Liquidity Rule. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Fund may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Fund invests in such loans, it may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid investments but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as described above) may be classified as illiquid investments, depending upon the assessment of relevant market, trading and investment-specific
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considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.
At times, market quotations may not be readily available and the Fund may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for the Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded, including under current conditions, or valued using a fair value methodology or information provided by third-party pricing services. Thus, the Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.
The SEC has proposed amendments to its rule regarding investments in illiquid investments by registered investment companies such as the Fund. If the proposed amendments are adopted, the Fund’s operations and investment strategies may be adversely impacted.
Loans—The Fund may invest in loans directly or through participations or assignments. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. The Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien, subordinated or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject the Fund to the risks of “Covenant-Lite Obligations” discussed above.
Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank or similar party. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. Because the agent is acting on behalf of multiple lenders in the syndicate, the Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent following an instruction from other creditors holding interests in the same loan.
Participation interests are interests issued by a lender, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously owned by a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders as if it was a direct lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, the Fund can be subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent and any lenders and participants interposed between the Fund and a borrower.
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Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.
Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. The Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.
In addition, the resale, or secondary, market for loans is limited and it may become more limited or more difficult to access and such changes may be sudden or unpredictable. For example, there is no organized exchange or board of trade on which loans are traded, and loans often trade in large denominations (typically $1 million and higher) and trades can be infrequent. As a result, the Fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan, usually until the loan is assigned (“elevated”) to the buyer. In that case, the Fund would remain subject to certain obligations, which may result in expenses for the Fund and certain additional risks. The Fund may also seek to dispose of loans by engaging in transactions in alternative trading venues (such as dark pools) or accessing other available channels. There is no guarantee that such alternatives will be available at any time for a particular loan investment. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund.
A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.
In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. The Fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. The Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Related legal fees may also be borne by the Fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
Should a loan in which the Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. The applicability of the securities laws is subject to
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court interpretation of the nature of the loan and its characterization as a security. Accordingly, the Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower, assignor or seller of participations.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.
The Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to the Fund’s ability to enforce the terms of certain bank-originated loans that the Fund may purchase. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located. Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks. If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent the Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. The Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.
In addition, the Fund may have arrangements with loan, administrative and similar agents under which they provide recordkeeping or other services (such as interest payment services) with respect to loan positions and loan documentation. These services may be subject to risks of, among other things, fraud, computational errors, cyber-attacks, delays, or if these agents become subject to a bankruptcy or insolvency proceeding. The Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error and system failures by these agents. All these risks may affect the Fund, the Fund’s investments and the Fund’s investment performance.
Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.
Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority and priority with respect to an exercise of remedies. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior secured loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be
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subject to restrictions on transfer, including restrictions that are more burdensome than transfer restrictions that apply to non-revolving loans, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans are usually secured by liens on the assets of the borrower. Their seniority can vary.
Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments and typically the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.
Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Management—The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager (or Sub-Adviser, if applicable) and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active and frequent trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of investments or matured, traded or called debt securities. For example, during periods of declining interest rates, an issuer of debt securities held by the Fund may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.
Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Fund may invest in any level of the capital structure of MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S.
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government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or asset-backed securities (“Re-REMICS”).
Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility. A decline of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal and interest payments to MBS holders.
MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage. The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, government mandated closures of retail spaces (such as the closures during the recent public health situation), increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market has in the past experienced, and, may in the future experience, substantially lower valuations. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.
A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and thus, may be retired earlier than scheduled. CMOs are also subject to cash flow uncertainty and price volatility.
The Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (“IO”) and “principal-only” (“PO”) bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates and, as a result, these may be leveraged and cause increased volatility and interest rate sensitivity. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow
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generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments and the secondary market for these instruments may be limited and volatile. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that the Fund’s investment in CMOs, IOs, or POs will be successful, and the Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.
CMOs may be issued in a variety of classes, and the Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.
Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if the Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are
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supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans originated under weak underwriting standards, including those made to borrowers with lower credit ratings and/or a shorter credit history, and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments. The value of MBS backed by subprime loans have in the past declined, and may in the future decline, significantly during market downturns.
Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that the Fund’s investment in MBS will be successful, and the Fund’s total return could be adversely affected as a result.
Municipal Bond Insurance—The Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
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The Fund’s Investment Manager (or Sub-Adviser, if applicable) may decide to retain an insured Municipal Bond that is in default, or, in the view of the Investment Manager (or Sub-Adviser, if applicable), in significant risk of default. While the Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Securities—
General Risks. The Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for federal income tax purposes (“Municipal Bonds”). The Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Manager (or Sub-Adviser) believes such securities to pay interest excludable from gross income for purposes of federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for federal income tax purposes will be considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.
The value of Municipal Bonds may also be affected by uncertainties with respect to the taxation of Municipal Bonds as a result of legislative or other changes. Neither the Fund nor the Investment Manager (or Sub-Adviser) can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks, which are heightened under current conditions. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
Issuers of Municipal Bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption, extreme weather conditions, natural or man-made disasters, or public health conditions. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers. For example, the recent economic and public health situation has significantly stressed the financial resources of many municipal issuers, which at times impaired their ability to meet their financial obligations when
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due and adversely impacted the value of their Municipal Bonds. In addition, preventative or protective actions that governments took in response to these types of conditions have in the past, and may in the future, result in periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets as well as various municipal or similar projects and could affect the value of Municipal Bonds held by the Fund.
Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and the Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.
Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Fund.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties (including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets). Certain issuers of Puerto Rico municipal bonds have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to pay principal or interest on their obligations. Puerto Rico’s economy has sizable concentrations in certain industries, such as the manufacturing and service industries, and may be sensitive to economic problems affecting those industries. Future Puerto Rico-related developments, such as political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Puerto Rico issuers.
Below are some of the additional risks of investments in particular segments of the Municipal Bonds market.
Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.
Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect
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health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.
Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.
Similar Projects Risk. To the extent that the Fund is permitted to invest its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects.
Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and events and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.
Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.
Political Uncertainty Risk—Markets in which the Fund is invested or is exposed to may experience political uncertainty (e.g., Brexit) that subjects the Fund’s investments to heightened risks, even when made in established markets. These risks include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political instability (including the risk of war or natural disaster); increased risk of nationalization, greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign
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investment, capital controls and limitations on repatriation of invested capital and on a clients’ ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance; and difficulties in obtaining and/or enforcing legal judgments.
During times of political uncertainty, the securities, derivatives and currency markets may become volatile. There also may be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty, and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Markets experiencing political uncertainty may have substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may have negative effects on such countries’ economies and securities markets. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The disruption to markets caused by political uncertainty may adversely affect the Fund.
Preferred Securities—The Fund may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent such proceeds are available after paying any more senior creditors. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.
In selecting put bonds, the Investment Manager (or Sub-Adviser, if applicable) takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”
Qualified Financial Contracts—Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the Fund, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Fund, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund. Similar requirements may apply under the special resolution regime applicable to certain counterparties organized in other financial markets.
Quantitative Investing Risk—The Investment Manager  (or Sub-Adviser) may use quantitative models, algorithms, methods or other similar techniques or analytical tools (“quantitative tools”) in managing the Fund, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction
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processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, the Fund is subject to the risk that any quantitative tools used by the Investment Manager  (or Sub-Adviser) will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.
There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s or Sub-Adviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.
A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. The Fund may also be adversely affected by the Investment Manager’s or Sub-Adviser’s ability to make accurate qualitative judgments regarding a quantitative tool’s output or operational complications relating to a quantitative tool.
Real Estate Securities—The Fund may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; changes in interest rates; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Real estate-related investments that are concentrated in one geographic area, one property type or one particular industry are particularly subject to the risks affecting such areas, property types or industries.
REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage
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REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs are also susceptible to the risks associated with the types of real estate securities they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
The value of REITs may be affected by the management skill and creditworthiness of the issuer, changes in interest rates and development or occupancy rates of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income but do qualify for a 20% deduction available for potential passthrough to Fund shareholders through 2025. REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—The Fund may enter into bi-lateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Funds’ investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Investment Manager  (or Sub-Adviser)  evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Investment Manager or their affiliates. Except as described elsewhere in this SAI and as provided under applicable law, the Fund may enter into repurchase agreements without limitation.
Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Fund’s Board of Trustees, or its delegate, has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying
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Collateral determined by the Investment Manager  (or Sub-Adviser)  to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. (See “Short Sales”). In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
The Fund may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities or other assets retained in lieu of sale by the Fund may decline below the price of the securities or other assets the Fund has sold but is obligated to repurchase. In the event the buyer of securities or other assets under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities or other assets, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
The Fund may also enter into “dollar rolls,” in which the Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities or other assets on a specified future date. The Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities or other assets sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities or other assets during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security or other asset transferred or the securities or other assets in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities or other assets the Fund is required to deliver may decline below the agreed upon repurchase price of those securities or other assets. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities or other assets.
The Fund must comply with the SEC Rule 18f-4 when engaging in reverse repurchase agreements or dollar roll transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Restricted Securities—The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund.
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The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A under the 1933 Act generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.
Risk-Linked Securities (“RLS”)—Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.
Risks Associated with Low-Rated and Comparable Unrated Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks than higher quality debt instruments, particularly the possibility of default or bankruptcy. Low-rated and comparable unrated securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Subject to its investment strategies, a significant portion of the Fund’s investments can be comprised of low-rated and comparable unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The Fund may also purchase low-rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.
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The low-rated and comparable unrated securities market is still relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities, including possibly greater volatility than is experienced by other types of securities, and thus the Fund’s performance and a shareholder’s investment in the Fund may be adversely affected.
As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will the Fund’s NAV. If the Fund experiences unexpected net redemptions, particularly in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund and reduce the value of a shareholder’s investment in the Fund.
Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis of the Investment Manager (or Sub-Adviser, if applicable) than would be the case with investments in investment-grade debt securities. The Investment Manager (or Sub-Adviser, if applicable) employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager (or Sub-Adviser, if applicable) continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.
The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of
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valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.
Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is difficult to determine the impact of legislative changes on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
Risks of Private Investments in Public Companies—The Fund may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.
Shares of Other Investment Vehicles—The Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”), such as actively-managed or index-based investments, and private or foreign investment funds. The Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies, which may be classified as illiquid investments.
The investment companies in which the Fund invests may have adopted certain investment restrictions that are different than the Fund’s investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.
The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Fund’s policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
The Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in business development companies (an underlying fund) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the
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applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).
The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of, among other things, transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent the Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees and expenses). In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
The Fund may invest in other funds in the same “group of investment companies” as permitted under the 1940 Act and the rules thereunder. Funds in the same “group of investment companies” as the Fund are other Guggenheim open-end funds, Guggenheim closed-end funds and Rydex funds, each of which is advised by Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC, or GPIM, which are under common control.
Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, the Fund may maintain significant cash balances (including foreign currency balances).
To the extent the Fund has a significant cash balance, the Fund may invest a substantial portion of its assets in certain Guggenheim short-term funds advised by GPIM, or an affiliate of GPIM, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. These Guggenheim short-term funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Accordingly, to the extent the Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.
Short Sales—The Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Fund may also make short sales of securities the Fund does not own. If the Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made, and potentially via repurchase agreement) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
The Fund may make short sales that are not “against the box.” Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
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The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager (or Sub-Adviser, if applicable) believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding, the Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Short-Term Instruments—When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time at the discretion of the Investment Manager (or Sub-Adviser, if applicable). Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper rated at the date of purchase “Prime 1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Investment Manager (See “Appendix A – Description of Ratings” for a description of commercial paper ratings); (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs”), or if unrated, deemed to be of equal quality by the Investment Manager (or Sub-Adviser, if applicable).
Spread Transactions—The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Swap Agreements—The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. Swaps are particularly subject to counterparty credit, correlation (imperfect correlations with underlying investments or the Fund’s other portfolio holdings), valuation, liquidity and leveraging risks and could result in substantial losses to the Fund and a shareholder's investment in the Fund. The Fund may utilize swap agreements in an attempt to gain exposure to the securities or other assets in a market without actually purchasing those securities or other assets, or to hedge a position or generate income. Swap agreements are contracts for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in an issuer, a “basket” of securities or other assets or ETFs. Forms of swap
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agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Certain interest rate swaps and forwards are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.
Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or other assets or ETFs. Generally, the seller of credit protection against an issuer or basket of securities or other assets receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation, or a cash-settlement payment. Any such physical or cash settlement may be effected through an auction settlement process, if agreed to by the parties when they enter the transaction. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event
(such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations, or a cash-settlement payment. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. Certain credit default swap products are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.
The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities or other assets is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be classified as illiquid investments. The Fund would not enter into any swap agreement unless the Investment Manager (or Sub-Adviser) believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.
The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities or other assets in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
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The Fund may also enter into swaps on an index, including credit default index swaps ("CDX"), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index ("CMBX") is a type of CDX made up of tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. Certain CDX are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions. Investments in CMBX are also subject to the risks associated with MBS, which are described above, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market but remains subject to significant risks. The Investment Manager is primarily responsible for determining and monitoring the liquidity of Fund transactions.
As noted above, certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps” (such as certain interest rate swaps and forwards and certain index credit default swaps). Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC, SEC and the prudential regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Investment Manager (or Sub-Adviser) will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. Regulatory changes and additional requirements may increase costs associated with derivatives transactions and may subject the Fund to additional administrative burdens, which may adversely affect Fund performance.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. The Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the
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trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing.
The Fund holding the second class of interests may be required to comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above.
U.S. Government Securities—Consistent with its investment objective and strategies, the Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), as amended, the U.S. Treasury has pledged to provide financial support to Fannie Mae or Freddie Mac in any quarter which the respective entity has a net worth deficit as defined in the respective SPA, as amended.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund to lose value.
Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules.
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Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the creditworthiness of the U.S. Government and the liquidity and/or market value of U.S. government debt securities held by the Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities (including U.S. Treasury securities), including those held by the Fund, which could have a material negative impact on the Fund. These types of situations could result in higher interest rates, lower prices of U.S. Treasury and other U.S. government securities and could adversely affect the Fund’s investments, including in other types of debt instruments.
The Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate, such as SOFR or another rate based on SOFR) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Because of the interest rate adjustment feature, floating rate and variable securities provide the Fund with a certain degree of protection against interest rate increases, although floating rate and variable securities are subject to any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating rate and variable securities than on the market value of comparable fixed-income obligations. Thus, investing in floating rate and variable securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities, MBS, CMBS, collateralized mortgage obligations (“CMOs”), government and agency securities. The Investment Manager (or Sub-Adviser, if applicable) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Investment Manager (or Sub-Adviser, if applicable) will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.
Variable and floating rate instruments may be classified as illiquid investments (e.g., when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days).
When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and
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forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager (or Sub-Adviser, if applicable) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with certain of these transactions. There is no similar requirement applicable to the Fund’s counterparties. The required collateralization of these transactions could increase the cost of such transactions to the Fund and impose added operational complexity.
TBA Purchase Commitments. The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See "Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments" above. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. In addition, FINRA rules include mandatory margin requirements that require the Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.
Temporary Investments—The Fund may, from time to time and in the discretion of its Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks
51

have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.
The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.
A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.
Investment Restrictions

The Fund operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of the Fund. Calculation of the Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Fundamental Policies—The fundamental policies of the Fund are:
1.
The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
2.
The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
52

3.
The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
4.
The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
5.
The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
6.
The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
7.
The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
8.
The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.
For purposes of Fundamental Policy Three, the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Five, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
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For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund, in accordance with Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. SEC Rule 18f-4 governs the use of derivatives and other similar transactions by an investment company. Under Rule 18f-4, the Fund's trading of derivatives and other similar transactions that create future payment or delivery obligations is generally subject to value-at-risk leverage limits, derivatives risk management program and reporting requirements, unless the Fund satisfies a "limited derivatives users" exception that is included in the rule.
Operating Policies — The operating policy (i.e., that which is non-fundamental) of the Fund is:
1.
Liquidity The Fund may invest up to 15% of its net assets in illiquid investments that are assets, which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For purposes of the Operating Policy directly above, under normal circumstances, the Fund will not hold more than 15% of its net assets in illiquid investments that are assets; however, if investments that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. This test does not require that the disposition of holdings “settle” within seven days, which means that the Fund could meet the liquidity test but be unable to obtain proceeds to pay redemption requests within seven days. In addition, in the event an instrument deemed to be illiquid that has no value under the Fund’s valuation policy and procedures and Investment Manager’s Rule 2a-5 fair valuation policy and Rule 2a-5 valuation procedures is given a value under the procedures and, as a result, the Fund holds illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. Funds with investments subject to liquidity risks tend to hold higher positions of uninvested cash or borrow to meet redemption requests, which hurts Fund performance.
Disclosure of Portfolio Holdings

It is the policy of the Fund to protect the confidentiality of its portfolio holdings and information derived from the portfolio holdings and prevent the selective disclosure of such non-public information. Accordingly, the Board has adopted formal procedures governing compliance with this policy, which are subject to periodic evaluation and review. Any violations of this policy are reported to the Board on a quarterly basis.
No non-public information concerning the portfolio holdings of the Fund or information derived from the Fund’s portfolio holdings may be disclosed to any unaffiliated third party, except when the Fund has a legitimate business purpose for doing so. Specifically, portfolio holdings information may only be made available to third parties if: (i) such availability is disclosed in the Fund’s registration statement, as required by applicable law, as well as on the Fund’s website, if applicable; (ii) the Fund’s officers determine such disclosure is in the best interests of Fund
54

shareholders; (iii) such information is made equally available to anyone requesting it; and (iv) the Investment Manager determines that the disclosure does not present the risk of such information being used to trade against the Fund. In addition, prior to authorizing the disclosure of portfolio holdings, the Fund’s President and/or the Chief Compliance Officer must determine that: (i) such disclosure serves a reasonable business purpose and is in the best interests of the Fund’s shareholders; and (ii) that no conflict exists between the interests of the Fund’s shareholders and those of the (1) Investment Manager, (2) the Fund’s principal underwriter, or (3) any affiliated person of the Fund’s, the affiliated person's investment adviser, or the affiliated person's principal underwriter. The Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
Recipients of non-public portfolio holdings information, such as mutual fund evaluation services and due diligence departments of broker/dealers and wirehouses, will be subject to a duty of confidentiality, a duty to not trade based on the non-public information and/or other restrictions on the use and dissemination of the information.
Portfolio holdings information may be disclosed as frequently as daily to certain service providers and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. The policy does not require a delay between the date of the portfolio holding information and the date on which the information is disclosed.
The Fund also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Fund and others, who either by agreement or because of their respective duties to the Fund are required to maintain the confidentiality of the information disclosed. The Fund’s service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include The Bank of New York Mellon (the Fund’s custodian), the Investment Manager (and Sub-Adviser, if applicable), MUFG (the Fund’s administrator), Ernst & Young LLP (the Fund’s independent registered public accountant), Dechert LLP (legal counsel to the Fund), Vedder Price P.C. (legal counsel to the Fund’s Independent Trustees, as defined below), investment management trade associations (e.g., Investment Company Institute), officers and directors, and each of their respective affiliates. In addition, at this time, portfolio holdings information is shared as follows:
Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Quarterly	60 calendar days
Thompson Financial	Quarterly	30 calendar days
Vickers Stock Research	Monthly	30 calendar days
FactSet	Monthly	30 calendar days
In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Fund’s custodian bank); Interactive Data and Loan Pricing Corporation (the Fund’s pricing services); Institutional Shareholder Services (proxy voting services); and InvestOne (Sungard) (the Fund’s accounting system).
Neither the Fund, its service providers, nor the Investment Manager may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
The Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law. Also, the Fund may disclose top 10 holdings on a quarterly basis through publicly available marketing materials.
The Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures. However, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.
55

Management of the Funds

Trustees and Officers
Oversight of the management and affairs of the Trust and the Fund, including general supervision of the duties performed by the Investment Manager under the Investment Management Agreement is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager’s profitability.
The Board currently has 7 Trustees, 6 of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Each Independent Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by the Investment Manager, Sub-Adviser or the Distributor or a person (other than a registered investment company, if applicable) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Sub-Adviser or the Distributor as of December 31, 2023. Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”) because of her position with the Distributor and/or the parent of the Investment Manager.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. As of the date of this SAI, the Fund Complex is comprised of 4 closed-end funds and 149 open-end funds advised or serviced by the Investment Manager or its affiliates.
Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153
Current: Advent
Convertible and Income
Fund (2005-present);
Purpose Investments
Funds (2013-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021).

56

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022- present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152
Current: Bowhead
Insurance GP, LLC
(2020-present); Hunt
Companies, Inc. (2019-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Infinity
Property & Casualty
Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); CEO, Lydon Media (2016- present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-present). Former: CEO, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152
Current: US Global
Investors, Inc. (GROW)
(1995-present); The
2023 ETF Series Trust
(4) (2023-present); The
2023 ETF Series Trust
II (1) (2023-present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Harvest
Volatility Edge Trust (3)
(2017-2019).

57

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153
Current: Advent
Convertible and Income
Fund (2003-present);
PPM Funds (2) (2018-
present); Endeavor
Health (2012-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	152
Current: SPDR Series
Trust (81) (2018-
present); SPDR Index
Shares Funds (30)
(2018-present); SSGA
Active Trust (14) (2018-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); SSGA
Master Trust (1)
(2018-2020).

58

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014
Current: Portfolio
Consultant (2010-
present); Member,
Governing Council,
Independent Directors
Council (2013-present);
Governor, Board of
Governors, Investment
Company Institute (2018-
present).

Former: Member,
Executive Committee,
Independent Directors
Council (2016-2018); Vice
President, Manager and
Portfolio Manager,
Nuveen Asset
Management
(1998-1999); Vice
President, Nuveen
Investment Advisory Corp.
(1992-1999); Vice
President and Manager,
Nuveen Unit Investment
Trusts (1991-1999); and
Assistant Vice President
and Portfolio Manager,
Nuveen Unit Investment
Trusts (1988-1999), each
of John Nuveen & Co.,
Inc. (registered broker-
dealer) (1982-1999).
152
Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

59

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Interested Trustee
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Vice President, certain other funds in the Fund Complex (2007- present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152
Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2018-2022);
Guggenheim Enhanced
Equity Income Fund
(2018-2021);
Guggenheim Credit
Allocation Fund
(2018-2021).

*
The business address of each Trustee is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**
Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust's Independent Trustees Retirement Policy and the Trust's organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.
***
Each Trustee also serves on the boards of trustees of Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, Transparent Value Trust, Guggenheim Active Allocation Fund, Guggenheim Strategic Opportunities Fund, and Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund. Together with the Trust, these funds are referred to as the “Fund Complex.” Figures provided in parentheses after the name of a fund complex indicate the number of funds overseen in that complex.
****
This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
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The executive officers of the Trust (other than Ms. Lee), length of time served, and principal business occupations during the past five years are shown below.
Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President, Mutual Funds
Boards, Guggenheim Investments
(2022-present); President and
Chief Executive Officer, certain
other funds in the Fund Complex
(2018-present); President, Mutual
Funds Board and Senior
Managing Director, Guggenheim
Funds Investment Advisors, LLC
and Security Investors, LLC
(2018-present); Board Member,
Guggenheim Partners Investment
Funds plc (2022-present); Board
Member, Guggenheim Global
Investments plc (2022-present);
Board Member, Guggenheim
Partners Fund Management
(Europe) Limited (2018-present).

Former: Senior Managing Director
and Chief Administrative Officer,
Guggenheim Investments
(2018-2022); Managing Director
and President, Deutsche Funds,
and Head of US Product, Trading
and Fund Administration,
Deutsche Asset Management
(2013-2018); Managing Director,
Chairman of North American
Executive Committee and Head of
Business Management and
Consulting, Invesco Ltd.
(2010-2012).

James M. Howley (1972)	Chief Accounting Officer, Chief Financial Officer, Principal Financial and Accounting Officer, and Treasurer	Since 2022
Current: Managing Director,
Guggenheim Investments (2004-
present); Chief Financial Officer,
Chief Accounting Officer, and
Treasurer, certain other funds in
the Fund Complex (2022-present).

Former: Assistant Treasurer,
certain other funds in the Fund
Complex (2014-2022); Manager,
Mutual Fund Administration of
Van Kampen Investments, Inc.
(1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007- present); Managing Director, Guggenheim Investments (2007- present).
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Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009- present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: Chief Compliance
Officer, certain other funds in the
Fund Complex (2012-present);
Senior Managing Director,
Guggenheim Investments (2012-
present); Senior Managing
Director, Guggenheim Funds
Distributors, LLC (2014-present).

Former: Chief Compliance Officer,
Security Investors, LLC and
Guggenheim Funds Investment
Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim
Distributors, LLC (2009-2014);
Senior Manager, Security
Investors, LLC (2004-2014);
Senior Manager, Guggenheim
Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance
Officer, Security Investors, LLC
and Guggenheim Funds
Investment Advisors, LLC (2018-
present); AML Officer, Security
Investors, LLC and certain other
funds in the Fund Complex (2017-
present); Managing Director,
Guggenheim Investments (2015-
present).

Former: Assistant Chief
Compliance Officer, Security
Investors, LLC and Guggenheim
Funds Investment Advisors, LLC
(2015-2018).

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Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim
Investments (2012-present);
Assistant Treasurer, certain other
funds in the Fund Complex (2012-
present).

Former: Financial Reporting
Manager, Invesco, Ltd.
(2010-2011); Vice President/
Assistant Treasurer, Mutual Fund
Administration for Van Kampen
Investments, Inc./Morgan Stanley
Investment Management
(2009-2010); Manager of Mutual
Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley
Investment Management
(2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain
other funds in the Fund Complex
(2014-present); Managing
Director, Guggenheim Investments
(2013-present).

Former: Senior Vice President,
Neuberger Berman Group LLC
(2009-2013); Vice President,
Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Director, Guggenheim
Investments (2017-present);
Assistant Treasurer, certain other
funds in the Fund Complex (2017-
present).

Former: Assistant Treasurer of
Henderson Global Funds and
Manager of US Fund
Administration, Henderson Global
Investors (North America) Inc.
(“HGINA”) (2017); Senior Analyst
of US Fund Administration,
HGINA (2014-2017); Senior
Associate of Fund Administration,
Cortland Capital Market Services,
LLC (2013-2014); Experienced
Associate,
PricewaterhouseCoopers LLP
(2012-2013).

*
The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.
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Board Leadership Structure

The primary responsibility of the Board is to represent the interest of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations is managed by the Investment Manager and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees. The Board generally acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.
The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees other than the Valuation Oversight Committee, which is comprised of all Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, including through the review of the Trust's: contractual arrangements with service providers and the Fund’s financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership (other than for the Valuation Oversight Committee) limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Trust and other trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Fund, the Trust and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of the Fund, the Trust and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Qualifications and Experience of Trustees

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of other funds in the Fund Complex. The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the experience, qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory, governance and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust since November 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, her
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professional training in law and business and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, regulatory, governance and investment matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust since November 2019 and as a trustee of other funds in the Fund Complex since 2005. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Contracts Review Committee, his service on other registered investment company boards, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating and Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as partner of the law firm, Momkus LLP, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust since November 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Companies, Inc., a construction and real estate development company, her Certified Public Accountant (inactive) designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including as Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory, governance and investment matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust and as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Life Insurance Company and Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Trustee also has considerable familiarity with the Trust, the Fund, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.
Board’s Role in Risk Oversight

The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the
65

risk management functions performed by those service providers. Risks to the Fund and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis, as applicable. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim Investments' Chief Risk Officer and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Fund. With respect to valuation, the Valuation Oversight Committee oversees the Investment Manager as valuation designee in the performance of fair value determinations of the Fund’s securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board has approved the Fund’s valuation policy and procedures and the Investment Manager’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Fund’s securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Valuation Oversight Committee reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Trust’s valuation policy and procedures. The Board also requires the Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board oversees the Fund’s use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the funds that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate
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the functions associated with the Program from the portfolio management of such funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to each fund that is classified as a limited derivatives user fund (each an “LDU Fund”), the Board oversees the fund’s derivatives risks through, among other things, receiving written reports by the Investment Managers regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Board Committees

Audit Committee—The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Fund’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Fund’s financial statements (and the audit thereof), reviewing reports from the Investment Manager on portfolio securities pricing errors and errors in the calculation of the net asset value of the Fund, as well as overseeing the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Fund’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Audit Committee held seven meetings during the Fund’s most recently completed fiscal year.
Contracts Review Committee—The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Fund is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, distribution agreements, distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act and certain other agreements and plans. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Fund is or is proposed to be a party. The Contracts Review Committee held one meeting (with such meeting reconvened across multiple days) during the Fund’s most recently completed fiscal year.
Executive Committee—The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Fund.
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Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee held no meetings during the Fund’s most recently completed fiscal year.
Nominating and Governance Committee—The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. To have a candidate considered by the Nominating and Governance Committee, a shareholder should submit the recommendation in writing, delivered to or mailed and received at the principal executive offices of the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850 to the attention of the Nominating and Governance Committee, care of the Secretary of the Trust. Additional requirements and procedures relating to shareholder submissions may be communicated to the shareholder in response to the submission. The Nominating and Governance Committee periodically reviews other governance and policy matters affecting the operation of the Board and Board committees, including the Independent Trustee compensation structure. The Nominating and Governance Committee held three meetings during the Fund’s most recently completed fiscal year.
Valuation Oversight Committee—The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr, each of whom is an Independent Trustee, as well as Amy J. Lee, who is an Interested Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee’s primary function is to oversee the activities of the Investment Manager as valuation designee in making fair value determinations of the Fund’s securities and other assets and performing its other valuation responsibilities. The Valuation Oversight Committee receives reporting on valuation matters from the valuation designee in accordance with the Trust’s valuation policy and procedures. The Valuation Oversight Committee held four meetings during the Fund’s most recently completed fiscal year.
Remuneration of Trustees

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; and the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets.
The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust. The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the Fund’s most recently completed fiscal year is set forth below.
Name of Independent Trustees	Aggregate Compensation from the Trust	Aggregate Compensation from the Fund Complex[1], including the Family of Funds
Randall C. Barnes	$121,719	$466,500
Angela Brock-Kyle	$115,140	$350,000
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Name of Independent Trustees	Aggregate Compensation from the Trust	Aggregate Compensation from the Fund Complex[1], including the Family of Funds
Thomas F. Lydon, Jr.	$120,896	$367,500
Ronald A. Nyberg	$120,896	$462,000
Sandra G. Sponem	$128,298	$390,000
Ronald E. Toupin, Jr.	$147,213	$447,500
1
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
Each Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.
Trustees’ Ownership of Securities

As of the end of the most recently completed calendar year, the Trustees did not beneficially own shares of the Fund. As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:
Name of Independent Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex[1], including the Family of Funds
Randall C. Barnes	Over $100,000
Angela Brock-Kyle	Over $100,000
Thomas F. Lydon, Jr.	Over $100,000
Ronald A. Nyberg	Over $100,000
Sandra G. Sponem	Over $100,000
Ronald E. Toupin, Jr.	Over $100,000
1
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
Name of Interested Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex[1], including the Family of Funds
Amy J. Lee	Over $100,000
1
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
Principal Holders of Securities

As of December 31, 2023, the Fund’s officers and Trustees (as a group) beneficially owned none of the outstanding shares of the Fund.
As of December 31, 2023, the following entities owned, of record or beneficially unless otherwise indicated, 5% or more of the total outstanding shares of any class of the Fund’s outstanding securities:
Name of Shareholder[1]	Address	Class	Percentage
ING Financial Markets LLC[2]	1133 Ave of the Americas, 7th FL, New York, NY 10036	Institutional	47.95%
Wells Fargo Risk Services, Inc.	375 Park Ave., Fl 4, New York, NY 10152	Institutional	23.83%
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Name of Shareholder[1]	Address	Class	Percentage
J.P. Morgan Securities PLC	383 Madison Ave., 5th Floor, New York, NY 10179	Institutional	22.14%
National Bank of Canada	1155 Metcalfe St., 1st Floor, Montreal, Quebec, H3B 5G2, Canada	Institutional	5.57%
1
The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2
These shareholders owned beneficially or of record 25% or more of the Fund's shares as of December 31, 2023. A shareholder who beneficially owns more than 25% of the Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.
How to Purchase Shares

Investors may purchase shares of the Fund through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or through MUFG Investor Services (“MUFG” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
The Fund also offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Institutional class shares of the Fund may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Institutional class shares of the Fund may also be offered to Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Fund Investment Manager or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Fund, at its discretion, may waive the minimum investment amount for other investors.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers and other features of the class. Financial intermediaries may charge transaction fees or other fees for purchases or redemptions of Fund shares. Please consult your financial intermediary for more information regarding these possible fees.
Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the initial sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Fund’s Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Fund offers you the option to submit purchase orders through your financial intermediary or, for certain share classes, through the Fund's Transfer Agent. Purchase orders may be delivered to the Transfer Agent by mail or phone, and purchase proceeds may be sent by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. The Fund
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reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
In addition to the purchase options described above, the Fund may, in its sole discretion or the sole discretion of its Investment Manager, accept purchase orders in the form of other consideration, including shares of stock, bonds or other securities or instruments (a “subscription in kind”). Any securities or other instruments used to purchase Fund shares must be consistent with the Fund’s investment objective or strategies and otherwise deemed acceptable by the Fund or its Investment Manager. Any securities or other instruments accepted by the Fund as purchase proceeds will be valued in accordance with the Fund’s valuation policy and procedures and Investment Manager’s Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures. The securities must also be transferred with good and marketable title, in proper form for transfer to the Fund, with all rights (such as dividends, interest, subscription and other rights), transferred to the Fund and with such information (tax or otherwise) as deemed appropriate by the Investment Manager. Purchase of Fund shares in exchange of securities or other instruments would be a taxable exchange with the same tax consequences as a sale. Accordingly, an investor who submits a subscription in kind and receives Fund shares in exchange may realize a gain or loss for federal income tax purposes upon disposition of the securities or other instruments used to purchase Fund shares. The amount of capital gain or loss would depend upon the tax basis of the investors in the securities or other instruments used to purchase the Fund shares, and the capital gain or loss would be long-term or short-term depending on whether the investor's holding period in the securities or other instruments exceeds one year. In the event of a subscription in kind, affected investors should consult their personal tax adviser. You should call the Investment Manager to discuss subscriptions in kind and determine if the securities or other instruments you wish to contribute are acceptable.
The Fund reserves the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders at any time and for any reason or without cause.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Fund does not issue certificates for Fund shares.
Canceled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
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If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:
•
Account number;
•
Fund name;
•
Amount of wire; and
•
Fed wire reference number.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
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Alternative Purchase Options—As explained above, the Fund offers three classes of shares described below:
Class A Shares—Initial Sales Charge—Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without an initial sales charge will be subject to a contingent deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase).
Class C Shares—Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Institutional Class Shares—Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class A Shares—Class A shares are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% contingent deferred sales charge (“CDSC”) based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Sales Charges, Reductions and Waivers

Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to an initial sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).
Reduced Sales Charges. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.
Rights of Accumulation
You may qualify for reduced initial sales charges on Class A shares based upon your existing investment in shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of the Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of the Fund, the reduced initial sales charge of 3.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
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To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation
1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:
•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
•
solely controlled business accounts;
•
single participant retirement plans; or
•
endowments or foundations established and controlled by you or your immediate family.
2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.
3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.
Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges on Class A shares by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust (which may be offered in a different prospectus from the Fund) that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:
•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).
•
It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.
•
The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.
•
Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
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Calculating the Number of Shares to be Purchased
•
Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.
•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.
•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.
•
The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment
•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.
•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.
•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.
Canceling the LOI
•
If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.
•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.
Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors as described in the Fund’s Prospectus.
Class A Shares—Purchases of Class A shares of the Fund in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.”
As discussed in the Prospectus, the Fund has adopted a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of the Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.
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Amounts paid by the Fund are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. “Aggregate Account Value” is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.
Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within one year of the date of purchase. (If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.) No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
The Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares.
Amounts paid by the Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case the Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Effective March 1, 2021, Class C shares of the Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Fund expects that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in the Fund.
Institutional Class Shares—Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by the Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Fund shares purchased directly from the Fund are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of the Fund's Institutional class shares include:
•
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Fund;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Fund's Investment Manager or Distributor, and their affiliates;
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•
Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Section 529 college savings plan accounts;
•
Funds of Funds advised by the Investment Manager or its affiliates;
•
Funds of Funds advised by unaffiliated investment advisers; and
•
Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Shareholders who hold Class C shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee, and are not subject to the Class C contingent deferred sales charge, may be able to convert their shares for Institutional class shares in the same Fund, if available. These shareholders should inquire with the financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class C shares may be converted automatically by financial intermediaries.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the Institutional class minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plans—The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has enacted a Distribution Plan applicable to its Class A and Class C shares.
Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Distribution Plans, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Distribution Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Distribution Plans should be continued.
Each Distribution Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees cast in accordance with applicable law and regulatory guidance at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Distribution Plan terminates automatically if it is assigned. The Distribution Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Fund.
Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Distribution Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund’s assets, and facilitating economies of scale (e.g., block purchases) in the Fund’s securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that the Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1.00% on such amount (less any contingent deferred
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sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
A Distribution Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Fund’s Board of Trustees, the payments made to the Distributor pursuant to the Distribution Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.
Rule 12b-1 Plan Expenses—For the Fund's most recently completed fiscal year, the Fund made no payments under the Distribution Plans.
The Distribution Plans are “compensation plans” which means that all amounts generated under the Distribution Plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Fund. The Distributor is the principal underwriter of the Fund. Because all the 12b-1 payments would be made to the Distributor, the Fund would pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders; compensation to broker/dealers; compensation to sales personnel; or interest, carrying or other financing charges. The Distributor may use part or all of the amounts received (if any) from the Fund to pay for these services and activities.
Arrangements With Broker/Dealers and Others—The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.
Other Distribution or Service Arrangements—The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in
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increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund's Prospectus, and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.
Such compensation is paid to intermediaries that provide services to the Fund and/or shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Manager have revenue sharing arrangements with, and during the Fund's most recently completed fiscal year paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:
Financial Intermediary	Dollar Amount of Compensation
Morgan Stanley Smith Barney	$2,612,862
Wells Fargo Advisors, LLC	$1,092,496
UBS Financial Services, Inc.	$992,029
LPL Financial	$885,117
Raymond James	$854,779
American Enterprise Investment Services	$570,999
Merrill Lynch	$234,779
PNC Investments LLC	$192,099
National Financial Services LLC	$55,123
Citigroup Global Markets	$55,077
Charles Schwab	$21,061
Axos Advisor Services	$18,422
RBC Capital Markets	$17,071
Great West Equities	$10,500
Principal Life Insurance	$4,750
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement received by brokers or other financial intermediaries on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund
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over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Fund.
Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Purchases at Net Asset Value—Class A shares of the Fund may be purchased at NAV by (1) Trustees and officers of the Fund or other mutual funds managed by the Investment Manager or one or more of its affiliates; directors, officers and employees of the Fund’s Investment Manager or Distributor and their affiliates; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/ dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.
Class A shares of the Fund may be purchased at NAV when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/ dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at NAV by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge, including shares offered in self-directed brokerage accounts that may or may not charge a transaction fee to its customers.
The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
Effective March 1, 2021, Class C shares of the Fund will automatically convert to Class A shares of the Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Systematic Withdrawal Plan

A Systematic Withdrawal Plan may be established by shareholders who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the
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shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
Investment Management

The Investment Manager to the Fund, Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401, has served as investment adviser to the Fund since its inception. The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. The Investment Manager managed approximately $195.1 billion in assets as of September 30, 2023. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $295 billion in assets under management as of September 30, 2023.
Investment Management Agreement—Pursuant to the Investment Management Agreement (the “Agreement”), the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory functions. The Investment Manager also provides various oversight services with respect to the Sub-Adviser, including the monitoring and evaluation of the Sub-Adviser's performance. The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and a commodity trading advisor (“CTA”), and is a member of the NFA in such capacities. However, the Investment Manager does not act as a CPO with respect to the Fund.
For services provided to the Fund, the Investment Manager is entitled to receive compensation equal to 0.90% of the Fund's of average daily net assets, calculated daily and paid monthly.
The Investment Manager has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to the Fund's investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to the Fund, unless the Investment Manager provides written notice to the Fund of the termination of the agreement. This agreement will terminate when it reaches its expiration (if not renewed), or when the Investment Manager ceases to serve as such and it may be terminated by the Board.
The Fund’s Agreement is renewable annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days' notice and is automatically terminated in the event of assignment.
The Investment Manager has agreed to reimburse the Fund or waive a portion of its management fee for any amount by which the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A and Class C distribution fees) for any fiscal year exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as may be amended and/or restated time to time, MUFG (the Fund’s transfer agent) also acts as the administrative agent for the Fund and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Fund. For these services, MUFG receives a fixed annual fee, apportioned to the series of Guggenheim Funds Trust (except for Guggenheim Ultra-Short Duration Fund) based on average daily net assets, plus a fee, payable monthly in arrears,
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based on a percentage of the average daily net assets. MUFG also receives from the Fund fees based on the number share classes issued by the Fund, as applicable, for certain filing and reporting services MUFG provides to the Fund. The Fund also reimburses MUFG for certain out-of-pocket expenses.
Pursuant to a Transfer Agency Agreement with the Trust, as may be amended and/or restated time to time, the Transfer Agent performs all shareholder servicing functions, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications and acting as the dividend disbursing agent.
The Fund has agreed to reimburse the Transfer Agent, Investment Managers, Distributor or their affiliates for expenses they pay to financial intermediaries, such as third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries, for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of the Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Fund pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, any Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing the financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar subcontracted services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the Fund's most recently completed fiscal year, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $31,033,713.
The Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class C, and Class P distribution fees; legal, auditing and accounting expenses; and reasonable out-of-pocket expenses. The Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. The Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, private debt and derivatives investments of the Fund often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Fund. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
During the Fund's three most recently completed fiscal years, the Fund paid the following investment advisory fees and accounting and administrative service fees to the applicable Service Providers for their services:
Fund	Fiscal Year	Investment Advisory Fees Paid	Investment Advisory Fees Waived by and Reimbursements from Guggenheim Investments	Accounting and Administrative Service Fees Paid
Capital Stewardship Fund	2023	$1,653,704	$3,111	$84,121
	2022	$1,876,195	$135	$133,308
	2021	$2,128,319	$0	$165,822
Sub-Adviser

Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”), 26 Derby Lane, Irvington, NY 10533, has served as the investment sub-adviser to the Fund since its inception. The Sub-Adviser managed approximately $167.9 million in assets as of September 30, 2023. Pursuant to an investment sub-advisory agreement with the Investment Manager, Concinnity furnishes certain investment advisory services, including providing trade instructions and making
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decisions relating to the manner, method and timing of investment and trading transactions for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions, and maintains books and records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Trustees and the Investment Manager. For such services, the Investment Manager pays the Sub-Adviser a monthly fee equal to 0.45% of that portion of the Fund’s average daily net assets.
During the Fund's three most recently completed fiscal years, the Investment Manager paid the following amounts to the Sub-Adviser for its services:
Fund	Fiscal Year	Sub-Advisory Fees Paid	Sub-Advisory Fees Waived by Concinnity
Capital Stewardship Fund	2023	$826,852	$0
	2022	$938,098	$0
	2021	$1,064,160	$0
Code of Ethics

The Fund, the Investment Manager and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Fund, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager or Sub-Adviser, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Fund; (2) is being purchased or sold by the Fund; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. In addition, the Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics and the Sub-Adviser’s code of ethics are each on public file with the SEC and are available from the Commission.
Portfolio Managers

Compensation—The Investment Managers compensate portfolio managers for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of the Investment Managers are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. The Investment Managers’ deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of Fund(s) managed by the particular portfolio manager. The value of the Fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). As discussed below, a portfolio manager’s ownership of shares of a Fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such Fund over other Funds or other accounts.
Mr. Derby receives a base salary and a competitive benefits package and determines his compensation from the profitability of the Sub-Adviser.
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Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of the end of the Fund's most recently completed fiscal year, the Portfolio Managers are responsible for the management of certain other accounts, as follows:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Peter Derby	1	$183	0	$0	1	$4
Farhan Sharaff	24	$1,818	2	$8	0	$0
Qi Yan	8	$504	0	$0	0	$0
As of the end of the Fund's most recently completed fiscal year, the portfolio managers did not manage any registered investment companies, pooled investment vehicles or accounts in which the advisory fee is based on performance.
As of the end of the Fund's most recently completed fiscal year, none of the Portfolio Managers held shares in the Fund.
Information Regarding Potential Conflicts of Interest—
Potential Conflicts Related to the Sale of Fund Shares. The Investment Manager, its affiliates and its employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or the Investment Manager or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.
To the extent permitted by applicable law, the Investment Manager and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of the Investment Manager or its affiliates or amounts payable to the Investment Manager or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.
Potential Conflicts Related to Management of the Fund by the Investment Manager.
The following are descriptions of certain conflicts, financial or otherwise, that the Investment Manager and its employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Investment Manager, its affiliates, or its clients. To address these and other actual or potential conflicts, the Investment Manager and the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Investment Manager’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Investment Manager’s affiliates and are not employees or clients of the Investment Manager. Additional information about potential conflicts of interest regarding the Investment Manager is set forth in the Investment Manager’s Form ADV. A copy of Part 1 and Part 2A of the Investment Manager’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Investment Manager and Its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Investment Manager is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Investment Manager (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Investment Manager in managing the Fund.
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For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Investment Manager, its affiliates and its other clients, on the other hand. The Investment Manager and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Investment Manager or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Investment Manager and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Investment Manager’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities could affect the prices and availability of the securities and instruments that a Fund holds or that the Investment Manager seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.
These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Investment Manager and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit the Investment Manager, its affiliates or other client accounts.
Investment Manager and its Affiliates’ Activities on Behalf of Other Clients. The Investment Manager and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Investment Manager, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of securities held in another clients portfolio, or trading terms could be adversely affected when opposite trades are executed. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, the Investment Manager may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. These practices, limitations and conflicts may be disadvantageous to the Fund and adversely affect its performance.
The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, the Investment Manager or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. The Investment Manager on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Investment Manager will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial
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outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Investment Manager may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between the Investment Manager’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Investment Manager Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Investment Manager, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Investment Manager, its related persons, or its affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Investment Manager’s ultimate parent company. Sammons has relationships with the Investment Manager and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Investment Manager and, accordingly, pay the Investment Manager a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Investment Manager and the largest individual source of annual advisory fees paid to the Investment Manager.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Investment Manager (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Investment Manager. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Investment Manager has invested or will invest on behalf of their clients or to which the Investment Manager has provided or will provide financing on behalf of their clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Investment Manager's clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Investment Manager and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Investment Manager on behalf of its clients. The Investment Manager does not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Investment Manager in managing the Fund and could create an incentive for the Investment Manager to favor the interests of these companies over its clients. These incentives are more pronounced where the Investment Manager has multiple relationships with the client. For example, the Investment Manager has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Investment Manager clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of the Investment Manager. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Investment Manager on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Investment Manager may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Investment Manager may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund. In addition, the
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Investment Manager may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Investment Manager mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Investment Manager’s pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and the Investment Manager also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Investment Manager and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and the Investment Manager may face potential conflicts of interest because the Investment Manager may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Investment Manager, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When the Investment Manager believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Investment Manager has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, the Investment Manager will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Investment Manager may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Investment Manager allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client accounts in which the Investment Manager and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities
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positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as the Investment Manager deems appropriate to perform their duties in accordance with reasonable commercial standards and the Investment Manager's duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, the Investment Manager may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund's portfolio managers would not be devoted exclusively to the business of the Fund.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Investment Manager and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Investment Manager will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Investment Manager may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Fund's Investments. Fund assets are valued in accordance with the Fund's valuation policy and procedures and the Investment Manager’s Rule 2a-5 valuation policy and Rule 2a-5 fair valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of the Investment Manager (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund's procedures or may have access to different information or pricing vendors or use different models or techniques. The Investment Manager has been designated as the valuation designee to perform fair value determinations for the Fund with respect to all Fund's investments and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by the Investment Manager. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As disclosed in the Prospectus and this SAI, the Investment Manager has agreed to waive certain fees associated with these investments, which will reduce, but will not eliminate, these types of conflicts. In other circumstances, the Investment Manager may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Investment Manager that will be compensated for such services.
Potential Conflicts Associated with the Investment Manager and Its Affiliates Acting in Multiple Capacities Simultaneously.
Principal and Cross Transactions. The Investment Manager may, to the extent permitted under applicable law, effect client cross transactions where the Investment Manager causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because the Investment Manager represents the interests of both the selling account and the buying account in the same transaction, and the Investment Manager could seek to treat one party to the cross transaction more favorably than the other party. The Investment Manager has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Investment Manager’s fiduciary duties and obligation to seek best execution and applicable rules.
Investment Manager and Its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, the Investment Manager may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Investment Manager or one of its affiliates. Such investments may include (i) investments that the Investment Manager or one of its affiliates
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originated, arranged or placed, (ii) investments in which the Investment Manager’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Investment Manager's affiliate represented the buyer or seller); (iii) investments where the Investment Manager or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Investment Manager or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by the Investment Manager or its affiliates, investment funds or pools managed by the Investment Manager or its affiliates or assets or obligations managed by the Investment Manager or its affiliates. Commissions, fees, or other remuneration payable to the Investment Manager or its affiliates in these transactions may present a potential conflict in that the Investment Manager may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Investment Manager may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Investment Manager, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Investment Manager’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Investment Manager’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Investment Manager, or the Investment Manager’s advisory client is a lender or financing provider to the Investment Manager or its affiliates (including a parent), a potential conflict may exist as the Investment Manager may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Investment Manager’s affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Investment Manager but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund's investment programs, these funds may reduce capacity otherwise available to the Fund.
To the extent permitted by applicable law, the Investment Manager and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.
Present and future activities of the Investment Manager and its affiliates (and the role and relationships of the Investment Manager's personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such Fund(s) or fund(s) over other advisory clients, including other funds.
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Proxy Voting

The Board has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.
Certain funds of the Guggenheim Family of Funds (“investing fund”), such as the Fund, may invest in other funds of the Guggenheim Family of Funds (“underlying fund”), and as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate. The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate.
As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting).
With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund.
In addition, the Fund may be required by regulation to vote its shares of another fund registered under the 1940 Act in the same proportion as the vote of all other holders of shares of such fund.
The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. The Investment Manager will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.
The Investment Manager has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, the Investment Manager will assess the Procedures to determine which Guidelines will be followed. The Investment Manager reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the ISS Guidelines, the reasons will be documented in writing by the Investment Manager.
The Investment Manager seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless whether the issuer, a third party, or both solicit the Investment Manager’s vote.
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In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. The Investment Manager will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines.
(1)
Proposals not addressed by Guidelines: ISS will notify the Investment Manager of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the investment team(s) responsible, together with the Proxy Voting Advisory Committee (“PVAC”), comprising of representatives from investment management, compliance, risk operations and legal, determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
(2)
Proposal to be voted contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the investment team will consult with the PVAC to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the Investment Manager will override the proposal from ISS in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
The Investment Manager occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the Investment Manager or an affiliate of the Investment Manager provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of the Investment Manager or its affiliate has a personal relationships with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team(s) will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. In certain cases, the Investment Manager occasionally engages and appoints an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager will seek to resolve the conflict in any of the following ways, as recommended by the PVAC:
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Refer Proposal to the Client - The Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
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Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
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Abstain from voting.
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Use another Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, the Investment Manager may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).
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Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, the Investment Manager may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).
The method selected by the PVAC to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
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In certain instances, proxy voting involves logistical issues which affect the Investment Manager’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information.
Clients may obtain information about how the Investment Manager voted proxies on their behalf by contacting the Investment Manager.
The Fund is required to file Form N-PX with the SEC with its complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX will be available without charge: (1) from the Fund, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.
Distributor

Guggenheim Funds Distributors, LLC (the “Distributor”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.
The Distributor receives a maximum commission on sales of Class A shares of 4.75% and allows a maximum sales charge percentage reallowable to dealers of 4.00% on Fund shares sold. The maximum sales charge percentage reallowable to dealers is the same for all dealers, but the Distributor at its discretion may increase the amount for specific periods.
The Distributor does not receive any compensation from the Fund for the distribution of Institutional class shares.
The Fund did not pay any distributor fees during the three most recently completed fiscal years.
The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
The Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days written notice.
Allocation of Portfolio Brokerage

Below is a summary of brokerage allocation policies for the Investment Manager. The Investment Manager is responsible for purchasing and selling securities and other assets for the Fund.
The Investment Manager makes investment decisions for the Fund, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. The Investment Manager has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities for the Fund and its other clients fairly, equitably and in a non-preferential manner over time.
The Investment Manager has discretionary trading authority on behalf of the Fund and it’s other clients, and has a duty to the Fund (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of achieving the most favorable execution, the Investment Manager will generally conduct business with brokers that, in its judgment, are reputable and financially stable. When reviewing brokers, the Investment Manager may consider, including, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. The Investment Manager uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most
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favorable execution for its client under the circumstances. Accordingly, the Investment Manager is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The Investment Manager and its affiliates do not currently participate in soft dollar arrangements.
The Investment Manager may aggregate trade orders for the Fund and its other clients in a particular security when it believes that doing so is in the best interests of all participating clients and is in furtherance of its duty to seek best execution. Aggregation of trade orders may result in an overall benefit to the Fund because it may achieve efficiencies in execution and reduce trading costs. When aggregating trades, the Investment Manager will continue to seek: to achieve best execution; to treat all participating clients fairly; and to ensure participating clients pay the same price, net of transaction costs. The Investment Manager will allocate orders objectively and in a fair and equitable manner in relation to the objectives, investment strategies, account constraints and restrictions, and relative exposure to asset classes of the Fund(s) and other client accounts involved. Generally, the Investment Manager will allocate these orders pro rata among participating clients. In some cases, the Investment Manager may use various other methods of allocation that are considered to be consistent with the Investment Manager's established policies and procedures.
The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. The table below sets forth the brokerage fees paid by the Fund during the Fund's three most recently completed fiscal years. During such periods, the Fund did not pay any of its aggregate brokerage commissions to, or transact with any of its transactions through, an affiliate of the Investment Manager. For the fiscal year ended September 30, 2023, neither the Fund nor its Investment Manager, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to a broker because of research services provided.
Fund	Year	Fund Total Brokerage Commissions Paid
Capital Stewardship Fund	2023	$67,742
	2022	$67,729
	2021	$71,933
The Fund contemplates that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Manager and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.
Securities of Regular Broker-Dealers

In certain cases, the Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that its Investment Manager uses to effect brokerage transactions for the Fund. As of the end of the Fund’s most recently completed fiscal year, the Fund owned securities of its “regular brokers or dealers” or its parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amounts shown below:
Fund	Issuer/Regular Broker-Dealer	Aggregate Amount of Securities Owned
Capital Stewardship Fund	Citigroup, Inc.	$1,561,706
	JPMorgan Chase & Co.	$376,327
How Net Asset Value Is Determined

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies the Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which the Fund’s investments are valued on any particular business day.
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The NAV of the Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of the Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund.The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the respective valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Fund’s securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be accurate. The Valuation Procedures and Valuation Designee Procedures may be amended and potentially adversely affected as the Fund seeks to comply with regulations that apply to the valuation practices of registered investment companies.
In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
U.S. Government securities are valued by independent third party pricing services, the last traded fill price, or at the reported bid price at the close of business.
Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Investment Manager concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third party pricing services.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third party pricing service.
Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System are generally valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.
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Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. ETFs and closed-end investment companies are generally valued at the last quoted sale price.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third party pricing service.
Typically, loans are valued using information provided by independent third party pricing services that uses broker quotes, among other inputs. If the independent third party pricing service cannot or does not provide a valuation for a particular loan, or deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Investment Manager. Fund that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued by the Investment Manager.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Investment Manager will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Investment Manager is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.
The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Fund determine their NAV. There can be no assurance in each case that significant events will be identified.
Valuations of the Fund’s securities and other assets are supplied primarily by independent third party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, independent third party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. The Fund may also use third party service providers to model certain securities to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.
Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s securities and assets. Quotes from broker-dealers and vendor prices based on
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broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.
Proportions of the Fund’s investments that are fair valued vary from time to time and the Fund may fair value a significant amount of its portfolio securities and assets. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued. Investors should consult these reports for additional information. For underlying funds in which the Fund may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each underlying fund’s respective prospectus.
How to Redeem Shares

Shareholders may turn in their shares directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
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Your name;
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Your shareholder account number;
•
Fund name(s);
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Dollar amount or number of shares you would like to sell;
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Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);
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Signature of account owner(s) (not required for telephone redemptions); and
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Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
In addition to the rights expressly set forth in the Prospectus and this SAI, the Funds reserve the right to close your account or redeem your shares in other circumstances as may be determined by the Board or by Fund management pursuant to policies adopted by the Board. Neither the Funds, the Investment Manager (or its affiliates), nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption. The Board may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances, such as when it has determined that a particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund or failure to so redeem may have materially adverse consequences to other shareholders. Involuntary redemptions in any case may be in cash or in-kind.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or the Transfer Agent.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
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Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions, unless paid in-kind (see below), will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Fund, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Fund repurchases shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Fund's account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”).
Redemptions In-Kind—The Fund reserves the right to use redemptions in-kind at all times, including during stressed conditions or other circumstances. The Fund may satisfy a redemption request by distribution in-kind of securities for a variety of purposes, such as tax management and liquidity risk management, as well as in instances of large redemptions. The Fund may also satisfy redemption requests entirely through redemptions in-kind upon the request of a shareholder. In each case, such redemption in-kind would be effected in accordance with the 1940 Act and rules thereunder.
The Fund has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. As described above, the Fund reserves the right, in its discretion, to satisfy other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio (“redemption in-kind”). The securities distributed in such a redemption in-kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Fund portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, as deemed warranted or appropriate, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.
In the event a shareholder were to receive a redemption in-kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.
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Telephone Redemptions—The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Fund at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Fund.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
How to Exchange Shares

Shareholders of the Fund may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Transparent Value Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Fund, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class C and Institutional class shares of the Fund may be exchanged for Class A, Class C and Institutional Class shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional Class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Fund, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Exchange By Telephone—A shareholder, of each class of shares, may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and
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the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.
Dividends and Taxes

It is the Fund’s policy to pay dividends from net investment income as from time to time declared by the Board and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of an initial sales charge and Institutional Class shares bear no distribution expenses, while Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Fund with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.
The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them in additional Fund shares. Distributions of net investment income and any short-term capital gains by the Fund are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Maximization of tax efficiency for a specific group of investors is not a principal strategy of the Fund.
The Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for treatment as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least 90% of the sum of
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its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, plus its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
Assuming the Fund qualifies as a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Investment company taxable income which is retained by the Fund will be subject to tax at regular corporate tax rates. The Fund might also retain for investment its net capital gain. If the Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid this tax, a regulated investment company must distribute in respect of each calendar year dividends of an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment company paid no federal income tax. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to
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shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed investment company taxable income and gains. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Fund, are generally taxable as ordinary income. The amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
For federal income tax purposes, dividends paid by the Fund from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by the Fund cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days as well as satisfy certain other requirements in order to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount reported as qualified dividend income by the Fund cannot exceed the aggregate amount of eligible dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. The Fund shareholder would also have to satisfy a more than 60-day holding period as well as certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
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Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be taxable to shareholders, respectively, as long-term capital gain or loss if the shares had been held for more than one year at the time of sale or redemption. Capital gain or loss on shares held as capital assets for less than one year generally will be taxable to shareholders, respectively, as short-term capital gain or loss. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original shares were disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the Qualifying Income Test. The Fund may make certain tax elections or borrow money or dispose of securities to mitigate the effect of these tax rules and to prevent disqualification of the Fund as a regulated investment company but there can be no assurance that these measures will be successful in this regard.
Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method
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for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to their particular circumstances.
Back-up Withholding—The Fund generally will be required to withhold federal income tax at a rate of 24% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies—The Fund may invest in stocks of foreign companies that are treated under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is treated as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized (i.e., the “mark-to-market election”). If this election were made, any tax otherwise assessed at the Fund level under the PFIC rules generally would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to be subject to tax annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Fund will choose to make the mark-to-market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund's unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains
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or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by the Fund. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear.
The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by it to be appropriate, but the IRS might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the IRS.
The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Market Discount—If the Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of its stated redemption price at maturity over its acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount—Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given taxable year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
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Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Constructive Sales—These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
Other Investment Companies—If the Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund.
Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).In certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that the Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.
Foreign Taxation—Income earned and gain realized by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The imposition of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally require each shareholder to include in gross income from foreign sources its pro rata shares of such taxes and would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”
Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such
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liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Securities Lending—The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its stockholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to either qualified dividend income or income otherwise eligible for the corporate dividends received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by such Fund and, therefore, cannot be passed through to stockholders even if the Fund satisfies the requirements described in “Foreign Taxation,” above.
Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Fund shares, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
Certain properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, no assurance can be given as to whether any of the Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In the case shares of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as a dividend derived from qualified net interest income or as qualified short-term capital gain. Moreover, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Capital gain distributions from the fund's net long-term capital gains are also generally exempt from U.S. withholding tax.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in a Fund should consult their tax advisers in this regard.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury Department of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
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Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The tax consequences, including the applicable rate of taxation and characterization of distributions, to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein, as well as could vary depending upon the foreign shareholder's level of current and prior ownership of Fund shares. Foreign shareholders are urged to consult their own tax advisers and, if holding Fund shares through intermediaries, their intermediaries, concerning the application of these rules as well as with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Organization

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust's Declaration of Trust provides for indemnification of Trustees and officers of the Trust except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that their action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. In addition, the Trust's Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general or corporate successors) shall be held harmless from and indemnified against all loss and expense arising from such liability but only out of the assets
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held with respect to the particular series of which such person is or was a shareholder and from or in relation to which such liability arose. The Trust, acting on behalf of any affected series, may, at its option, assume the defense of any such claim made against such shareholder.
The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in 19 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
The Fund currently has outstanding three classes of shares, each of which participates proportionately based on its relative NAV in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Fund. Shares may be exchanged as described under “How to Exchange Shares,” and certain classes of shares have conversion rights and features as described under “Sales Charges, Reductions and Waivers.” In addition, shares have such subscription, preference, conversion, exchange or preemptive rights, as authorized by the Board from time to time and permitted under the Trust's organizational documents and applicable law. All shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular series or class, such as the investment advisory contract or the fundamental policies, only shares of that series or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast at a meeting of shareholders. The Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund's Board as required by law and the Fund's governing documents. The Trust’s Declaration of Trust contains provisions relating to forum selection.
Securities Lending

During the most recent fiscal year, the Fund did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.
Custodian, Transfer Agent and Dividend-Paying Agent

The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Fund, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
MUFG, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for the Fund pursuant to a Transfer Agency Agreement with the Trust, as amended, and acts as the administrative agent of the Fund pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended.
Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Virginia 22102, audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports, prepares the Fund’s federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.
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Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.
Financial Statements

The audited financial statements of the Fund for the fiscal year ended September 30, 2023, including notes thereto and the report of the Fund’s independent registered public accounting firm, which are contained in the Fund’s annual report for the most recently completed fiscal year are incorporated herein by reference. A copy of the Fund’s most recent Annual Report to Shareholders may be obtained by telephoning the transfer agent at 800.820.0888 or 301.296.5100. A copy of the Annual Report is provided to every person requesting the SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.
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Appendix A: Description of Securities Ratings
STANDARD & POOR’S CORPORATION —
A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.
Issue Credit Ratings Definition
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.
•
The nature and provisions of the financial obligation, and the promise S&P imputes; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.
Municipal Short-Term Note Ratings
An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3. Speculative capacity to pay principal and interest.
D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
MOODY’S INVESTORS SERVICE, INC. —
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG1 through MIG3 - while speculative grade short-term obligations are designated SG.

MIG Scale
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG Scale
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Other Rating Symbols
Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.
For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.
Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.
Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.
Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.
Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.
Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.
FITCH RATINGS, INC. —
A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•
the formal announcement by the issuer or their agent of a distressed debt exchange;
•
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but
•
has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
•
has not otherwise ceased operating. This would include:
•
the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•
execution of a distressed debt exchange on one or more material financial obligations.
D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850
800.820.0888
www.guggenheiminvestments.com
SAI-CSF-0124x0125

GUGGENHEIM FUNDS TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Amended and Restated Declaration of Trust dated August 27, 2020. – Previously filed with Post-Effective Amendment No. 282 to Registration Statement 2-19458 (filed January 28, 2021).*

	(2)	Certificate of Trust dated November 8, 2013. – Previously filed with Post-Effective Amendment No. 282 to Registration Statement 2-19458 (filed January 28, 2021).*

	(3)	Amended and Restated Declaration of Trust – Schedule A dated January 23, 2024 – Filed herewith.

(b)	Amended and Restated By-Laws dated August 27, 2020.- Previously filed with Post-Effective Amendment No. 282 to Registration Statement 2-19458 (filed January 28, 2021).*

(c)	Reserved

(d)	(1)	Investment Management Agreement with Security Investors, LLC dated January 27, 2014, with respect to Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund and Guggenheim World Equity Income Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(2)	Investment Management Agreement with Security Investors, LLC dated January 27, 2014, with respect to Guggenheim Large Cap Value Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(3)	Investment Management Agreement with Security Investors, LLC dated January 27, 2014, with respect to Guggenheim StylePlus-Mid Growth Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(4)	Investment Advisory Contract with Security Investors, LLC dated January 27, 2014, with respect to Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund) Guggenheim High Yield Fund and Guggenheim Municipal Income Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(5)	Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated January 27, 2014, with respect to Guggenheim Floating Rate Strategies Fund, Guggenheim Macro Opportunities Fund and Guggenheim Total Return Bond Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(6)	Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated January 27, 2014, with respect to Guggenheim Limited Duration Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(7)	Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated February 12, 2014, with respect to Guggenheim Risk Managed Real Estate Fund – Previously filed with Post-Effective Amendment No. 140 to Registration Statement 2-19458 (filed March 19, 2014).*

(8)	Investment Management Agreement with Security Investors, LLC dated September 22, 2014, with respect to Guggenheim Alpha Opportunity Fund – Previously filed with Post-Effective Amendment No. 150 to Registration Statement 2-19458 (filed September 24, 2014).*

(9)	Investment Sub-Advisory Agreement with Guggenheim Partners Investment Management, LLC dated January 27, 2014, with respect to Guggenheim Municipal Income Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(10)	Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated September 15, 2014, with respect to Guggenheim Capital Stewardship Fund – Previously filed with Post-Effective Amendment No. 152 to Registration Statement 2-19458 (filed September 26, 2014).*

(11)	Investment Sub-Advisory Agreement with Concinnity Advisors, LP dated September 23, 2014, with respect to Guggenheim Capital Stewardship Fund – Previously filed with Post-Effective Amendment No. 152 to Registration Statement 2-19458 (filed September 26, 2014).*

(12)	Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated November 17, 2015, with respect to Guggenheim Market Neutral Real Estate Fund – Previously filed with Post-Effective Amendment No. 196 to Registration Statement 2-19458 (filed February 25, 2016).*

(13)	Amendment to Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated November 16, 2016, with respect to Guggenheim Total Return Bond Fund, Guggenheim Macro Opportunities Fund and Guggenheim Floating Rate Strategies Fund – Previously filed with Post-Effective Amendment No. 213 to Registration Statement 2-19458 (filed January 27, 2017).*

(14)	Amendment to Investment Advisory Contract with Security Investors, LLC dated November 16, 2016, with respect to Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund) – Previously filed with Post-Effective Amendment No. 213 to Registration Statement 2-19458 (filed January 27, 2017).*

(15)	Amendment to Investment Management Agreement with Security Investors, LLC dated November 16, 2016, with respect to Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund) and Guggenheim Small Cap Value Fund – Previously filed with Post-Effective Amendment No. 213 to Registration Statement 2-19458 (filed January 27, 2017).*

(16)	Second Amendment to Investment Advisory Contract with Security Investors, LLC dated November 20, 2017, with respect to Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund) – Previously filed with Post-Effective Amendment No. 241 to Registration Statement 2-19458 (filed January 29, 2018).*

(17)	Second Amendment to Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated November 20, 2017, with respect to Guggenheim Total Return Bond Fund – Previously filed with Post-Effective Amendment No. 241 to Registration Statement 2-19458 (filed January 29, 2018).*

(18)	Amendment to Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated November 20, 2017, with respect to Guggenheim Limited Duration Fund – Previously filed with Post-Effective Amendment No. 241 to Registration Statement 2-19458 (filed January 29, 2018).*

(19)	Amendment to Investment Management Agreement with Security Investors, LLC dated May 24, 2017, with respect to Guggenheim Alpha Opportunity Fund – Previously filed with Post-Effective Amendment No. 241 to Registration Statement 2-19458 (filed January 29, 2018).*

2

	(20)	Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC dated November 16, 2018, with respect to Guggenheim Ultra Short Duration Fund - Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

(e)	(1)	Distribution Agreement dated January 27, 2014 – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(2)	Form of Underwriter-Dealer Agreement – Previously filed with Post-Effective Amendment No. 112 to Registration Statement 2-19458 (filed November 13, 2009).*

(f)	Not applicable

(g)	(1)	Custodian Agreement - The Bank of New York Mellon dated April 12, 2013 – Previously filed with Post-Effective Amendment No. 69 to Registration Statement 2-59353 (filed April 30, 2013).*

	(2)	Amended and Restated Schedule II to the Custodian Agreement - The Bank of New York Mellon dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

(h)	(1)	Amended and Restated Expense Limitation Agreement – Guggenheim Partners Investment Management, LLC – Filed herewith.

	(2)	Amended and Restated Expense Limitation Agreement - Security Investors, LLC – Filed herewith.

	(3)	Amended and Restated Transfer Agency Agreement dated October 24, 2022 – Previously filed with Post-Effective Amendment No. 285 to Registration Statement 2-19548 (filed January 27, 2023).*

	(4)	Amended and Restated Open-End Fund Accounting and Administration Agreement dated October 24, 2022 – Previously filed with Post-Effective Amendment No. 285 to Registration Statement 2-19548 (filed January 27, 2023).*

	(5)	Amendment to the Amended and Restated Open-End Fund Accounting and Administration Agreement dated December 13, 2023 - Filed herewith.

	(6)	Amended and Restated Fund of Funds Waiver Agreement – Guggenheim Partners Investment Management dated November 18, 2021 – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

	(7)	Amended and Restated Fund of Funds Waiver Agreement – Security Investors, LLC dated November 18, 2021 – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

	(8)	Form of Waiver Agreement pertaining to Guggenheim Macro Opportunities Fund - Guggenheim Partners Investment Management, LLC dated May 22, 2019 – Previously filed with Post-Effective Amendment No. 277 to Registration Statement 2-19458 (filed January 28, 2020).*

	(9)	Amended and Restated Fund of Funds Waiver Agreement – Guggenheim Macro Opportunities Fund dated November 18, 2021 – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

3

	(10)	Form of Fund of Funds Agreement – Guggenheim Funds & Guggenheim Funds dated January 19, 2022 – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

	(11)	Form of Fund of Funds Agreement – Acquired Fund – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

	(12)	Form of Acquiring Fund Agreement – OEFs/ETFs dated January 19, 2022 – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

	(13)	Form of Acquiring Fund Agreement – CEFs dated January 19, 2022 – Previously filed with Post-Effective Amendment No. 283 to Registration Statement 2-19458 (filed January 28, 2022)*

(i)	Legal Opinion with respect to each Fund – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm with respect to each Fund – Filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Class A Distribution Plan dated January 27, 2014 – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(2)	Amendment to Schedule A of Class A Distribution Plan dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

	(3)	Class B Distribution Plan dated January 27, 2014 – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(4)	Class C Distribution Plan dated January 27, 2014 – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

	(5)	Amendment to Exhibit A of Class C Distribution Plan dated November 17, 2015 – Previously filed with Post-Effective Amendment No. 185 to Registration Statement 2-19458 (filed November 17, 2015).*

	(6)	Class P Distribution Plan dated February 10, 2015 – Previously filed with Post-Effective Amendment No. 174 to Registration Statement 2-19458 (filed May 1, 2015).*

	(7)	Amendment to Schedule A of Class P Distribution Plan dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

	(8)	Form of Specimen copy of Shareholder Service Agreement – Previously filed with Post-Effective Amendment No. 113 to Registration Statement 2-19458 (filed January 29, 2010).*

(n)	Amended and Restated Multiple Class Plan dated February 10, 2015 – Previously filed with Post-Effective Amendment No. 174 to Registration Statement 2-19458 (filed May 1, 2015).*

(o)	Reserved

(p)	Code of Ethics

4

	(1)	Combined Code of Ethics of Guggenheim Funds Trust, Security Investors, LLC, Guggenheim Partners Investment Management, LLC, and Guggenheim Funds Distributors, LLC – Filed herewith.

	(2)	Concinnity Advisors, LP. – Previously filed with Post-Effective Amendment No. 282 to Registration Statement 2-19458 (filed January 28, 2021).*

(q)	Powers of Attorney – Filed herewith.

101.INS	XBRL Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*	Incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Board of Trustees of the Registrant is the same as the board of certain other registrants, each of which has Security Investors, LLC (“Security Investors”), Guggenheim Partners Investment Management, LLC (“GPIM”), or an affiliate of Security Investors or GPIM, as its investment adviser. In addition, the officers of the Registrant are substantially identical to those of the other registrants. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards and officers arises as the result of an official position with the respective registrants.

The Trust through Guggenheim Macro Opportunities Fund, a separate series of the Trust, wholly owns and controls the Guggenheim Macro Opportunities Fund CFC (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification

Article VII, Section III of the Registrant’s Declaration of Trust, which is filed hereunder, provides for indemnification of the Trustees, officers, employees and other agents of the Registrant who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

A policy of insurance covering Security Investors, LLC, Guggenheim Funds Distributors, LLC, the Registrant and certain other registrants advised by Security Investors, GPIM, or an affiliate of Security Investors or GPIM insures the Registrant’s trustees and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties. The independent trustees are also covered under a joint independent directors liability (“DL”) insurance policy that covers the independent trustees of the other registrants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses

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incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connections of Investment Adviser

Security Investors serves as investment adviser to Guggenheim Alpha Opportunity Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim Municipal Income Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund. Security Investors is primarily engaged in the provision of investment advisory and management services to mutual funds and private accounts. The directors and officers of Security Investors consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of Security Investors is or has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years. Information as to the executive officers and directors of Security Investors is included in its Form ADV as filed with the SEC (File No. 801-8008) pursuant to the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

GPIM serves as investment adviser for Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Total Return Bond Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Capital Stewardship Fund and Guggenheim Ultra Short Duration Fund. GPIM also serves as investment sub-adviser to Guggenheim Municipal Income Fund. GPIM is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of GPIM consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of GPIM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of GPIM is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Concinnity serves as investment sub-adviser for Guggenheim Capital Stewardship Fund. Concinnity provides investment advisory services on a discretionary basis as a sub-advisor to GPIM and also provides investment advice to a separately managed account. The directors and officers of Concinnity consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of Concinnity is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of Concinnity is included in its Form ADV as filed with the SEC (File No. 801-78298) pursuant to the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Item 32.	Principal Underwriters

(a) Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Transparent Value Trust.

(b) The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

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(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices With Registrant

Dina DiLorenzo 330 Madison Avenue, 10th Floor New York, New York 10017	President	None

Dominick Colgiandro 42-40 Bell Boulevard, Suite 505 Bayside, New York 11361	Chief Operating Officer, Unit Investment Trust Business	None

Dennis R. Metzger 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Chief Compliance Officer	None

Julie Jacques 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Chief Financial Officer and Treasurer	None

Amy J. Lee 702 King Farm Blvd., Suite 200 Rockville, MD 20850	General Counsel, Secretary, and Senior Managing Director	Trustee, Vice President and Chief Legal Officer

Elisabeth A. Miller 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Senior Managing Director	Chief Compliance Officer

Christopher Parisi 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Head of Distribution, Senior Managing Director	None

(c) Not applicable.

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Security Investors, LLC, 702 King Farm Blvd., Suite 200, Rockville, MD 20850, 330 Madison Avenue, 10th Floor, New York, New York 10017, and 9401 Indian Creek Parkway, Suite 850, Overland Park, KS 66210; Star Compliance, 9200 Corporate Blvd., Suite 440, Rockville, MD 20850; Cyxtera, 350 E Cermak Rd., Chicago, IL 60616, 1919 Park Ave., Weehawken, NJ 07086; Guggenheim Investments, 222 Berkeley St., 11th Floor, Boston, MA 02116, 800 SW Jackson St., Topeka, KS 66612, 100 Wilshire Blvd., Santa Monica, CA 90401, 227 West Monroe St., Chicago, IL 60606; MUFG Investor Services, LLC, 805 King Farm Blvd. Rockville, MD, 20850; Bank of New York Mellon, 240 Greenwich St., New York, NY 10286; Iron Mountain, 1 Federal St., Boston, MA 02110; US Bank, 425 Walnut St., Cincinnati, OH 45202; Institutional Shareholder Services, Inc., 702 King Farm Blvd., Suite 400, Rockville, MD 20850; Guggenheim Services, LLC, 227 West Monroe St. Suite 4000, Chicago, IL 60606; Guggenheim Partners Investment Management, LLC, One North Brentwood Boulevard, Suite 910, Clayton, MO 63105, 702 King Farm Blvd., Suite 200, Rockville, MD 20850, 330 Madison Ave., New York, NY 10017, 3414 PeachTree Road NE, Suite 975, Atlanta, GA 30326, 227 West Monroe St. Chicago, IL 60606; Four Corners Capital Management, LLC, 515 S. Flower Street, Suite 4310, Los Angeles, California 90071; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado, 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404;

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OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02110; Northern Trust Investments, N.A., 181 W. Madison, Chicago, Illinois 60675 and Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154. Records relating to the duties of the Registrant’s custodian are maintained by Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245; State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105; Banc Of America Securities, LLC 9 West 57th Street, New York, New York 10019 and The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 286 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 26th day of January 2024.

GUGGENHEIM FUNDS TRUST (Registrant)

By:	/s/ Brian E. Binder
Brian E. Binder, Chief Executive Officer and President (Principal Executive Officer)

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 26th day of January 2024.

GUGGENHEIM FUNDS TRUST

Randall C. Barnes* Randall C. Barnes Trustee	By: /s/ Amy J. Lee Amy J. Lee, Trustee, Vice President, Chief Legal Officer and Attorney-In-Fact for the Trustees Whose Names Appear Opposite
Angela Brock-Kyle* Angela Brock-Kyle Trustee

Thomas F. Lydon, Jr.* Thomas F. Lydon, Jr. Trustee	By: /s/ James M. Howley James M. Howley, Chief Financial Officer, Treasurer and Chief Accounting Officer (Principal Financial and Accounting Officer)
Ronald A. Nyberg* Ronald A. Nyberg Trustee

Sandra G. Sponem* Sandra G. Sponem Trustee Ronald E. Toupin, Jr.* Ronald E. Toupin, Jr. Trustee	By: /s/ Brian E. Binder Brian E. Binder, President and Chief Executive Officer (Principal Executive Officer)

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* Signed by Attorney-In-Fact pursuant to powers of attorney filed herewith.

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EXHIBIT INDEX

Exhibit Number	Exhibit

(a)(3) (h)(1)	Amended and Restated Declaration of Trust – Schedule A Amended and Restated Expense Limitation Agreement - Guggenheim Partners Investment Management, LLC

(h)(2)	Amended and Restated Expense Limitation Agreement - Security Investors, LLC

(h)(5)	Amendment to the Amended and Restated Open-End Fund Accounting and Administration Agreement

(i) (j) (p)(1)

Legal Opinion with respect to each Fund

Consent of Independent Registered Public Accounting Firm with respect to each Fund

Combined Code of Ethics of Guggenheim Funds Trust, Security Investors, LLC, Guggenheim Partners Investment Management, LLC, and Guggenheim Funds Distributors, LLC

(q)	Powers of Attorney

101.INS	XBRL Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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